Exhibit 10.5

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

(EXTENSION AMENDMENT)

This SECOND AMENDMENT, dated as of September 9, 2016 (this “Amendment”), is made by and among CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) (the “Borrower”), each of the other Loan Parties signatory hereto, the several banks and financial institutions parties hereto as Lenders and JPMorgan Chase Bank, N.A. as administrative agent (the “Administrative Agent”) for the Lenders.  Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of October 9, 2015 (the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by the first amendment, dated as of June 20, 2016, the incremental loan assumption agreement, dated as of June 21, 2016 and the incremental loan assumption agreement, dated as of July 21, 2016, as further amended by this Amendment and as may be further amended, restated, modified or supplemented from time to time, including pursuant to this Amendment, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto from time to time, the Administrative Agent, the Security Agent and the other parties thereto from time to time;

WHEREAS, Section 2.23(a) of the Credit Agreement permits the Borrower to request that all or a portion of any Class of Term Loans be converted to extend the maturity date thereof;

WHEREAS, the Borrower desires to extend the Initial Term Loan Maturity Date of the Initial Term Loans and effect other amendments permitted by Section 2.23 of the Credit Agreement;

WHEREAS, pursuant to Sections 2.23 and 9.08 of the Credit Agreement, the Borrower, the Guarantors, the 2016 Extending Term Consenting Lenders (as defined below) and the Administrative Agent are entering into this Amendment in order to establish the terms of the 2016 Extended Term Loans (as defined below) and to consent to the amendments to the Existing Credit Agreement referred to in Section 6 hereof (the “Additional Amendments”);

WHEREAS, pursuant to Section 9.08 of the Credit Agreement, the Borrower, the Guarantors, the 2016 Non-Extending Term Consenting Lenders (as defined below), the

2016 Revolving Consenting Lenders and the Administrative Agent are entering into this Amendment solely in order to consent to the Additional Amendments;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.                                      Establishment of the 2016 Extended Term Loans.  Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof and effective as of the date on which such conditions precedent are satisfied (the “Effective Date”):

(a)                                 in accordance with the provisions of the Credit Agreement, including Section 2.23 of the Credit Agreement,

(i)                                     there is hereby established under the Credit Agreement a new Class of Term Loans;

(ii)                                  such Term Loans shall be referred to as the “2016 Extended Term Loans”;

(iii)                               the aggregate principal amount of the 2016 Extended Term Loans is $2,500,000,000; and

(iv)                              such 2016 Extended Loans shall have the terms and provisions set forth in Section 2 of this Amendment;

(b)                                 each Lender holding Initial Term Loans that executes and delivers a signature page to this Amendment prior to the Effective Date and checks the box entitled “Agreed as to the Maturity Extension and Additional Amendments” or who checks no box or both boxes on its signature page (such Lender, a “2016 Extending Term Consenting Lender”) agrees that an amount up to the entire aggregate principal amount of its Initial Term Loans (as allocated by the Administrative Agent) is hereby converted into the 2016 Extended Term Loans (the “Initial Term Loan Conversion”);

(c)                                  each of the 2016 Extending Term Consenting Lenders and the Administrative Agent consents to the Additional Amendments, provided that such Additional Amendments shall become effective in accordance with Section 6 hereof; and

(d)                                 the 2016 Extended Term Loans shall constitute “Loans”, “Term Loans” and “Extended Term Loans”, as the context may require, this Amendment shall be an “Extension Amendment” and a “Loan Document” as the context may require, the draft of this Amendment which was provided to the Administrative Agent on September 6, 2016 shall constitute an “Extension Request”, and each of the 2016 Extending Term Consenting Lenders shall be an “Extending Lender”, “Term Lender” and a “Lender”, in each case, for all purposes under the Credit Agreement and the other Loan Documents.

2.                                      Terms of 2016 Extended Term Loans.

(a)                                 The 2016 Extended Term Loans will mature on October 11, 2024 (the “2016 Extended Term Loan Maturity Date”).

(b)                                 The Borrower shall pay to the Administrative Agent for the account of the 2016 Extending Term Consenting Lenders with respect to the 2016 Extended Term Loans, (A) on April 15th, July 15th, October 15th and January 15th of each year (each such date being called a “Repayment Date”), commencing with January 15, 2017, and on each

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such date thereafter through the 2016 Extended Term Loan Maturity Date, provided that if such day is not a Business Day, the Repayment Date shall be the next succeeding Business Day, amortization installments equal to 0.25% of the aggregate principal amount of the 2016 Extended Term Loans outstanding at the time of effectiveness of this Amendment; as adjusted from time to time pursuant to Sections 2.11(b), 2.12, 2.13(f) and 2.22(d) of the Credit Agreement, and which payments shall be further reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.12 of the Credit Agreement and (B) on the 2016 Extended Term Loan Maturity Date, the aggregate unpaid principal amount of all 2016 Extended Term Loans on such date, together with accrued and unpaid interest on the principal amount to be paid to but excluding such date.

(c)                                  In the event that on or prior to April 11, 2017 either (x) the Borrower makes any prepayment of 2016 Extended Term Loans in connection with a 2016 Extended Term Loan Repricing Transaction (including by way of a Refinancing Amendment) or (y) effects any amendment of this Amendment resulting in a 2016 Extended Term Loan Repricing Transaction, the Borrower shall pay to the Administrative Agent for the ratable account of the Lenders, in the case of clause (x) 1.00% of the principal amount of the 2016 Extended Term Loans so repaid, or in the case of clause (y) a payment equal to 1.00% of the aggregate amount of the 2016 Extended Term Loans subject to such 2016 Extended Term Loan Repricing Transaction.  For purposes of this paragraph, “2016 Extended Term Loan Repricing Transaction” shall mean (a) the prepayment, refinancing, substitution or replacement of all or a portion of the 2016 Extended Term Loans with the incurrence by the Borrower or any Subsidiary of any senior secured loan financing, the primary purpose of which (as determined in good faith by the Borrower) is to reduce the All-In Yield of such debt financing relative to the 2016 Extended Term Loans so repaid, refinanced, substituted or replaced and (b) any amendment to the Credit Agreement the primary purpose of which (as determined by the Borrower in good faith) is to reduce the All-In Yield applicable to the 2016 Extended Term Loans; provided that any refinancing or repricing of 2016 Extended Term Loans in connection with (i) any Public Offering, (ii) any acquisition the aggregate consideration with respect to which equals or exceeds $50,000,000 or (iii) a transaction that would result in a Change of Control shall not constitute a 2016 Extended Term Loan Repricing Transaction.

(d)                                 (i) The “floor” set forth in clause (1)(a) of the “Adjusted LIBO Rate” definition is 0.75% per annum in the case of the 2016 Extended Term Loans, (ii) the Applicable Margin for the 2016 Extended Term Loans is (1) with respect to any ABR Loan, 2.00% per annum and (2) with respect to any Eurodollar Loan, 3.00% per annum and (iii) the initial Interest Period with respect to the 2016 Extended Term Loans shall commence on the Effective Date and end on January 15, 2017.

(e)                                  At the option of the Borrower, the 2016 Extended Term Loans (A) may participate on a pro rata basis, less than pro rata basis or greater than pro rata basis (except that unless otherwise permitted by the Credit Agreement, the 2016 Extended Term Loans may not participate on a greater than pro rata basis as compared to any earlier maturing Class of Term Loans) in any mandatory prepayments of Term Loans

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hereunder, and (B) may participate on a pro rata basis, less than pro rata basis or greater than pro rata basis in any voluntary prepayment of Term Loans.

(f)                                   In the event that, following the Effective Date, the Borrower seeks Incremental Loan Commitments pursuant to Section 2.22 of the Credit Agreement, the provisions of such section (as amended pursuant to Section 6 hereof) shall apply to the 2016 Extended Term Loans.

(g)                                  Except as set forth herein, the 2016 Extended Term Loans shall have the same terms and conditions as the Initial Term Loans.

3.                                      Consenting Lenders.

(a)                                 Each Lender holding Initial Term Loans that executes and delivers a signature page to this Amendment prior to the Effective Date and checks the box entitled “Agreed as to Additional Amendments only” on its signature page (such Lender, a “2016 Non-Extending Term Consenting Lender”) (x) consents solely to the Additional Amendments, provided that such Additional Amendments shall become effective in accordance with Section 6 hereof and (y) refuses to consent to the extension of the Initial Term Loan Maturity of its Initial Term Loans.

(b)                                 Each Lender holding Initial Revolving Credit Loans and/or Initial Revolving Credit Commitments that executes and delivers a signature page to this Amendment prior to the Effective Date and checks the box entitled “Agreed as to Additional Amendments” on its signature page (such Lender, a “2016 Revolving Consenting Lender”) consents solely to the Additional Amendments, provided that such Additional Amendments shall become effective in accordance with Section 6 hereof; it being understood that, for the avoidance of doubt, no such Lender is being requested to extend the Initial Revolving Credit Commitment Maturity Date of its Initial Revolving Credit Commitments and/or Initial Revolving Credit Loans.

4.                                      Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions:

(a)                                 this Amendment shall have been duly executed by the Borrower, the Administrative Agent, the 2016 Extending Term Consenting Lenders, the 2016 Non-Extending Term Consenting Lenders and the 2016 Revolving Consenting Lenders;

(b)                                 immediately after giving effect to this Amendment, no Default or Event of Default shall occur and be continuing;

(c)                                  the Administrative Agent shall have received:

(i)                                     a legal opinion of Ropes & Gray International LLP, New York Counsel for the Borrower, in form reasonably acceptable to the Administrative Agent (i) dated the Effective Date, (ii) addressed to the Administrative Agent, the 2016 Extending Term Consenting Lenders and the 2016 Revolving Consenting Lenders and (iii)

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covering such other matters relating to the Loan Documents as the Administrative Agent shall reasonably request, and the Borrower hereby requests such counsel to deliver such opinions;

(ii)                                  a copy of a resolution of the board of directors or, if applicable, a committee of the board, or the sole member, managing member, general or limited partner, of each Loan Party (A) approving the terms of, and the transactions contemplated by, this Amendment and each other document executed or delivered by such Loan Party in order to give effect to the transactions contemplated hereunder (such documents, collectively, the “Extension Amendment Loan Documents”) and resolving that it execute, deliver and perform its obligations under the Extension Amendment Loan Documents to which it is a party; (B) authorizing a specified person or persons to execute the Extension Amendment Loan Documents to which it is a party; and (C) authorizing a specified person or persons, on its behalf, to sign and/or deliver all documents and notices to be signed and/or delivered by it under or in connection with the Extension Amendment Loan Documents to which it is a party;

(iii)                               a specimen of the signature of each person authorized by the resolution set forth above in relation to the Extension Amendment Loan Documents;

(iv)                              a secretary’s certificate of each Loan Party in the form reasonably satisfactory to the Administrative Agent; and

(v)                                 a certificate dated the Effective Date executed by a Responsible Officer of the Borrower certifying that no Default or Event of Default shall have occurred and be continuing; and

(d)                                 all accrued and unpaid interest to but excluding the Effective Date shall have been paid in full.

5.                                      Prepayment.  Concurrently with the Initial Term Loan Conversion, the Borrower may prepay the outstanding Initial Term Loans that are not converted pursuant to Section 1 hereof in accordance with Section 2.12 of the Credit Agreement and pay any accrued and unpaid interest thereon (together with the Initial Term Loan Conversion, the “Transactions”).

6.                                      Additional Amendments.  On the Effective Date, the Existing Credit Agreement (excluding Annexes (other than Annex I (Covenants) and Annex II (Additional Definition)), Exhibits and Schedules thereto), Annex I (Covenants) to the Existing Credit Agreement and Annex II (Additional Definitions) to the Existing Credit Agreement are hereby amended to delete the stricken text (indicated textually in the same manner as the following example:  ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example:  underlined text) as set forth (1) in the change pages of the Existing

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Credit Agreement attached as Schedule 1 hereto and (2) the blacklines of Annex I (Covenants) to the Existing Credit Agreement and Annex II (Additional Definitions) to the Existing Credit Agreement attached as Schedule 2 hereto; provided that the effectiveness of the amendments set forth in Schedules 1 and 2 hereto (other than any amendments that correct errors or omissions or effect administrative changes that are not adverse to any Lender which shall become effective without the consent of the Required Lenders pursuant to Section 9.08(c) of the Existing Credit Agreement) is subject to the satisfaction of the following additional conditions:  (i) the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (or in all respects to the extent qualified by materiality or Material Adverse Effect) on and as of the Effective Date (and, for the avoidance of doubt, including in respect of each Extension Amendment Loan Document) with the same effect as though made on and as of each such date, except to the extent such representation and warranties expressly relate to an earlier date, in which case, such representation and warranties shall be true and correct in all material respects (or in all respects to the extent qualified by materiality or Material Adverse Effect) on and as of such earlier date and (ii) this Amendment being duly executed by (A) the Required Lenders and (B) the Required Revolving Credit Lenders; provided further that the amendments to Section 9.08(b) of the Existing Credit Agreement and the insertion of the definition of “Required Class Lenders” shall not be effective until the date on which such changes are approved by the requisite percentage of Lenders pursuant to Section 9.08 of the Credit Agreement.

7.                                      Entire Agreement.  As of the date hereof, this Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

8.                                      Applicable Law.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.                                      Severability.  If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.                               Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic

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imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

11.                               Miscellaneous.  Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.  Each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.  This Amendment shall constitute a Loan Document under the Credit Agreement and the other Loan Documents and, together with the other Loan Documents, constitute the entire agreement among the parties pertaining to the modification of the Loan Documents as herein provided and supersede any and all prior or contemporaneous agreements, promises and amendments relating to the subject matter hereof.

12.                               Reaffirmation.  Subject to any limitation set forth in any Loan Document, each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Security Documents) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents, including, without limitation, all Obligations resulting from or incurred pursuant to the 2016 Extended Term Loans, in each case subject to the terms thereof and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations (including, without limitation, all Obligations resulting from or incurred pursuant to the 2016 Extended Term Loans) pursuant to the Facility Guaranty.

13.                               Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-in Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to

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it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

For the purposes of this Section 13:

(a)                                 “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

(b)                                 “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

(c)                                  “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

(d)                                 “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

(e)                                  “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

(f)                                   “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

(g)                                  “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first mentioned above.

[Signature Pages to Follow]

CSC HOLDINGS, LLC
as Borrower

By:	/s/ Charles Stewart
	Name:	Charles Stewart
	Title:	Vice President, Treasurer and
Chief Financial Officer

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

1047 E 46TH STREET CORPORATION
151 S. FULTON STREET CORPORATION
2234 FULTON STREET CORPORATION
CABLEVISION LIGHTPATH CT LLC
CABLEVISION LIGHTPATH NJ LLC
CABLEVISION LIGHTPATH, INC.
CABLEVISION OF BROOKHAVEN, INC.
CABLEVISION OF LITCHFIELD, INC.
CABLEVISION OF WAPPINGERS FALLS, INC.
CABLEVISION SYSTEMS BROOKLINE CORPORATION
CABLEVISION SYSTEMS NEW YORK CITY CORPORATION
CSC ACQUISITION — MA, INC.
CSC ACQUISITION CORPORATION
CSC OPTIMUM HOLDINGS, LLC
CSC TECHNOLOGY, LLC
LIGHTPATH VOIP, LLC
NY OV LLC
OV LLC
WIFI CT-NJ LLC
WIFI NY LLC
A-R CABLE SERVICES — NY, INC.
CABLEVISION OF SOUTHERN WESTCHESTER, INC.
PETRA CABLEVISION CORP.

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

TELERAMA, INC.

By:	/s/ Charles Stewart
	Name:	Charles Stewart
	Title:	Vice President, Treasurer and
Chief Financial Officer

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

CABLEVISION SYSTEMS BROOKLINE
CORPORATION
Managing General Partner of
CABLEVISION OF OSSINING LIMITED PARTNERSHIP

By:	/s/ Charles Stewart
	Name:	Charles Stewart
	Title:	Vice President, Treasurer and
Chief Financial Officer

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Consented to by:

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By:	/s/ Tina Ruyter
Name: Tina Ruyter
Title: Executive Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Revolving Credit Lenders only)

The undersigned agrees as follows:

☒ Agreed as to Additional Amendments

Barclays Bank Plc

By:	/s/ Christopher Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Revolving Credit Lenders only)

The undersigned agrees as follows:

☒ Agreed as to Additional Amendments

BNP PARIBAS
(Full Legal Name of Institution)

By:	/s/ James McHale
Name: James McHale
Title: Managing Director

If a second signature is necessary:

By:	/s/ Ade Adedeji
Name: Ade Adedeji
Title: Vice President

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Revolving Credit Lenders only)

The undersigned agrees as follows:

☒ Agreed as to Additional Amendments

The Bank of Nova Scotia
(Full Legal Name of Institution)

By:	/s/ Paula J. Czach
Name: Paula J. Czach
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Revolving Credit Lenders only)

The undersigned agrees as follows:

☒ Agreed as to Additional Amendments

Credit Agricole Corporate and Investment Bank

By:	/s/ Gary Herzog
Gary Herzog
Managing Director

By:	/s/ Kestrina Budina
Kestrina Budina
Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Revolving Credit Lenders only)

The undersigned agrees as follows:

☒ Agreed as to Additional Amendments

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Revolving Credit Lenders only)

The undersigned agrees as follows:

☒ Agreed as to Additional Amendments

ROYAL BANK OF CANADA

By:	/s/ D.W. Scott Johnson
Name: D.W. Scott Johnson
Title: Authorized Signatory

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Revolving Credit Lenders only)

The undersigned agrees as follows:

☒ Agreed as to Additional Amendments

Societe Generale
(Full Legal Name of Institution)

By:	/s/ Denis de Pallerets
Name: Denis de Pallerets
Title: Co-head of TMT France

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Revolving Credit Lenders only)

The undersigned agrees as follows:

☒ Agreed as to Additional Amendments

Toronto Dominion ( Texas) LLC
(Full Legal Name of Institution)

By:	/s/ Savo Bozic
Name: Savo Bozic
Title: Authorized Signatory

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Revolving Credit Lenders only)

The undersigned agrees as follows:

☒ Agreed as to Additional Amendments

JPMorgan Chase Bank, NA
(Full Legal Name of Institution)

By:	/s/ Tina Ruyter
Name: Tina Ruyter
Title: Executive Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Revolving Credit Lenders only)

The undersigned agrees as follows:

☒ Agreed as to Additional Amendments

Morgan Stanley Senior Funding, Inc.
(Full Legal Name of Institution)

By:	/s/ Christopher Winthrop
Name: Christopher Winthrop
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Revolving Credit Lenders only)

The undersigned agrees as follows:

☒ Agreed as to Additional Amendments

Webster Bank, National Association
(Full Legal Name of Institution)

By:	/s/ Matt Kane
Name: Matt Kane
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments only

☐ Agreed as to Additional Amendments

Apollo Trading LLC
(Full Legal Name of Institution)

By:	/s/ Jonathan M. Barnes
Name: Jonathan M. Barnes
Title: Vice President

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ASF1 Loan Funding LLC
By:	Citibank, N.A.,

By:	/s/ Lauri Pool
Name: Lauri Pool
Title: Associate Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

BRYCE FUNDING

By:	/s/ Ifran Ahmed
Name: IRFAN AHMED
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Everest Funding LLC
(Full Legal Name of Institution)

By:	/s/ Jonathan M. Barnes
Name: Jonathan M. Barnes
Title: Vice President

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

LUCUMA FUNDING ULC

By:	/s/ Ifran Ahmed
Name: IRFAN AHMED
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Canoe Floating Rate Income Fund, as a lender

By: AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Jason Felderman
Name: Jason Felderman
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Cedar Funding V CLO, Ltd.
By: AEGON USA Investment Management, LLC,
as its Portfolio Manager

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Cedar Funding II CLO, Ltd.

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Cedar Funding III CLO, Ltd.

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Cedar Funding IV CLO, Ltd.

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Cedar Funding Ltd.

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Transamerica Floating Rate, as a lender

By: AEG N USA Investment Management, LLC, its investment manager

By:	/s/ Jason Felderman
Name: Jason Felderman
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Collective Trust High Yield Fund
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Global-Loan SV S.Ã r.l.
Executed by Alcentra Limited as Portfolio
Manager,
and Alcentra NY, LLC as Sub-Manager, for and on
behalf of Global-Loan SV Sarl

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Multi-Credit SPV S.Ã r.l.

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ORION ALloan

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Shackleton 2013-III CLO, Ltd.
BY: Alcentra NY, LLC, as investment advisor

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Shackleton 2013-IV CLO, LTD
by: Alcentra NY, LLC, as its Collateral Manager

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Shackleton 2014-V CLO, Ltd.

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Shackleton 2014-VI CLO, Ltd.
BY: Alcentra NY, LLC as its Collateral Manager

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Shackleton 2015-VII CLO, Ltd
BY: Alcentra NY, LLC as its Collateral Manager

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Shackleton 2015-VIII CLO, Ltd.

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Shackleton I CLO, Ltd.
BY: Alcentra NY, LLC, as investment advisor

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Shackleton II CLO, Ltd.
by: Alcentra NY, LLC as its Collateral Manager

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

The Dreyfus/Laurel Funds, Inc. - Dreyfus Floating
Rate Income Fund
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

US Loan SV S.a.r.l

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AllianceBernstein Institutional Investments — AXA
High Yield Loan II Portfolio
By: AllianceBernstein L.P., as Investment Advisor

By:	/s/ Cory Scofield
Name: Cory Scofield
Title: AVP - Corporate Actions

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AllianceBernstein Institutional Investments — AXA
High Yield Loan Portfolio
By: AllianceBernstein L.P., as Investment Advisor

By:	/s/ Cory Scofield
Name: Cory Scofield
Title: AVP - Corporate Actions

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

West CLO 2013-1 Ltd.

By:	/s/ Joanna Willars
Name: Joanna Willars
Title: Vice President, Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

West CLO 2014-1 Ltd.

By:	/s/ Joanna Willars
Name: Joanna Willars
Title: Vice President, Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

West CLO 2014-2 Ltd.

By:	/s/ Joanna Willars
Name: Joanna Willars
Title: Vice President, Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AIMCO CLO Series 2014-A
By: Allstate Investment Management Company as Collateral Manager

By:	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Mark Pittman
Name: Mark Pittman
Title: Authorized Signatory

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AIMCO CLO Series 2015-A
By:Allstate Investment Management Company as Collateral Manager

By:	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Mark Pittman
Name: Mark Pittman
Title: Authorized Signatory

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Allstate Insurance Company

By:	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Mark Pittman
Name: Mark Pittman
Title: Authorized Signatory

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AMMC CLO 15, LIMITED
BY: American Money Management Corp.,
as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AMMC CLO 16, LIMITED
By: American Money Management Corp.,
as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AMMC CLO 17, LIMITED
By: American Money Management Corp.,
as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AMMC CLO 18, LIMITED
By: American Money Management Corp.,
as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AMMC CLO XIII, LIMITED
By: American Money Management Corp.,
as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AMMC CLO XIV, LIMITED

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ACAS CLO 2013-1, Ltd.

By: American Capital CLO Management, LLC
(f/k/a American Capital Leveraged Finance
Management, LLC), its Manager

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ACAS CLO 2013-2, LTD
By: American Capital CLO Management, LLC, its
Manager

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ACAS CLO 2014-1, LTD
By: American Capital CLO Management, LLC, its
Manager

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ACAS CLO 2014-2, Ltd.
By: American Capital CLO Management, LLC, its
Manager

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ACAS CLO 2015-1, Ltd.
By: American Capital CLO Management, LLC, its
Collateral Manager

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ACAS CLO 2015-2, Ltd.
By: American Capital CLO Management, LLC, its
Collateral Manager

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ACAS CLO IX, Ltd.

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Anchorage Capital CLO 2012-1, Ltd.
BY: Anchorage Capital Group, L.L.C., its
Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Anchorage Capital CLO 2013-1, Ltd.
BY: Anchorage Capital Group, L.L.C., its
Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Anchorage Capital CLO 3, Ltd.
BY: Anchorage Capital Group, L.L.C., its
Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Anchorage Capital CLO 4, Ltd.
BY: Anchorage Capital Group, L.L.C., its
Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Anchorage Capital CLO 5, Ltd.
BY: Anchorage Capital Group, L.L.C., its
Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Anchorage Capital CLO 6, Ltd.
BY: Anchorage Capital Group, L.L.C., its
Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Anchorage Capital CLO 7, Ltd.
BY: Anchorage Capital Group, L.L.C., its
Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Anchorage Capital CLO 8, Ltd.
By: Anchorage Capital Group, L.L.C., its
Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Anchorage Credit Funding 1, Ltd.
By: Anchorage Capital Group, L.L.C., its
Collateral Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Bank Debt Settlements Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AG Global Debt Strategy Partners, L.P.
BY: Angelo, Gordon & Co., L.P. its Fund Advisor

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

James River Insurance Company
BY: Angelo, Gordon & Co., L.P. as Investment
Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

JRG Reinsurance Company, Ltd.
BY: Angelo, Gordon & Co., L.P. as Investment
Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Kaiser Foundation Health Plan, Inc., as named
fiduciary of the Kaiser Permanente Group Trust
By: Angelo, Gordon & Co., L.P.,
As Investment Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

NORTHWOODS CAPITAL IX, LIMITED
By: Angelo, Gordon & Co., LP as Collateral
Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

NORTHWOODS CAPITAL X, LIMITED
BY: Angelo, Gordon & Co., LP as Collateral
Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

NORTHWOODS CAPITAL XI, LIMITED
BY: Angelo, Gordon & Co., LP as Collateral
Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

NORTHWOODS CAPITAL XII, LIMITED
BY: Angelo, Gordon & Co., LP as Collateral
Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Northwoods Capital XIV, Limited
BY: Angelo, Gordon & Co., LP as Collateral
Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

JFIN CLO 2015-II LTD.
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
Name: Stephen Goetschius
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

STICHTING DEPOSITARY APG FIXED INCOME CREDITS POOL
(Full Legal Name of Institution)

By:	Please see attached
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

STICHTING DEPOSITARY APG FIXED INCOME CREDITS POOL, as a Lender
By. apg Asset Management US Inc.

By:	/s/ Michael Leiva
Name: Michael Leiva
Title: Portfolio Manager

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ALM V, Ltd.
By: Apollo Credit Management (CLO), LLC, as
Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ALM VI, Ltd.
By: Apollo Credit Management (CLO), LLC, as
Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ALM VII (R), Ltd.
By: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ALM VII (R)-2, Ltd.
By: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ALM VII, Ltd.
BY: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ALM VIII, Ltd.
BY: Apollo Credit Management (CLO), LLC, as
Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ALM X, LTD.
BY: Apollo Credit Management (CLO), LLC, as
its collateral manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ALM XI, Ltd.
By: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ALM XII, Ltd.
By: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ALM XIV, LTD.
BY: Apollo Credit Management (CLO), LLC, as
its collateral manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ALM XIX, LTD.
by: Apollo Credit Management (CLO), LLC,
as its Collateral Manager

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ALM XVI, LTD.
by: Apollo Credit Management (CLO), LLC,
as its collateral manager

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ALM XVII, Ltd.
by: Apollo Credit Management (CLO), LLC, as its
collateral manager

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ALM XVIII, LTD.
by: Apollo Credit Management (CLO), LLC,
as its collateral manager

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

APOLLO AF LOAN TRUST 2012
BY: Apollo Credit Management (Senior Loans) II, LLC,
as Portfolio Manager

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Apollo Alternative Credit Absolute Return Fund,
L.P.
By: Apollo Alternative Credit Absolute Return
Management LLC,
its Investment Manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Apollo Credit Funding III Ltd.
By: Apollo ST Fund Management LLC, its
investment manager

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice Preisdent

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Apollo Credit Funding IV Ltd.
By: Apollo ST Fund Management, LLC,
as its collateral manager

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Apollo CREDIT MASTER FUND LTD.
By: Apollo ST Fund Management LLC,
as its Collateral Manager

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Apollo Credit Senior Loan Fund, LP
BY: Apollo Credit Advisors II, LLC, its general
partner

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Apollo Lincoln Fixed Income Fund, L.P.
BY: Apollo Lincoln Fixed Income Management,
LLC, its investment manager

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Apollo Senior Floating Rate Fund Inc.
BY: Account 631203

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Apollo Tactical Income Fund Inc
BY: Account 361722

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Apollo TR US Broadly Syndicated Loan LLC
By: Apollo Total Return Master Fund LP, its
Member
By: Apollo Total Return Advisors LP, its General
Partner
By: Apollo Total Return Advisors GP LLC, its
General Partner

By:	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Bighorn River Trading, LLC
By: SunTrust Bank, as manager

By:	/s/ Karen Weich
Name: Karen Weich
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

PPF Nominee 2 B.V.
By: Apollo Credit Management (Senior Loans),
LLC, its Investment Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ARES ENHANCED LOAN INVESTMENT
STRATEGY IR LTD.
BY: ARES ENHANCED LOAN MANAGEMENT
IR, L.P., AS PORTFOLIO MANAGER
BY: ARES ENHANCED LOAN IR GP, LLC, ITS
GENERAL PARTNER

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

ARES XXIII CLO LTD.
BY: ARES CLO MANAGEMENT XXIII, L.P.,
ITS ASSET MANAGER
BY: ARES CLO GP XXIII, LLC, ITS GENERAL
PARTNER

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

ARES XXIV CLO LTD.
BY: ARES CLO MANAGEMENT XXIV, L.P.,
ITS ASSET MANAGER
BY: ARES CLO GP XXIV, LLC, ITS GENERAL
PARTNER

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ARES XXIX CLO LTD.
By: Ares CLO Management XXIX, L.P., its Asset
Manager
By: Ares CLO GP XXIX, LLC, its General Partner

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

ARES XXV CLO LTD.
BY: Ares CLO Management XXV, L.P., its Asset
Manager
By: Ares CLO GP XXV, LLC, its General
Partner

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ARES XXVI CLO LTD.
BY: Ares CLO Management XXVI, L.P., its
Collateral Manager
By: Ares CLO GP XXVI, LLC, its General
Partner

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ARES XXVII CLO LTD.
By: Ares CLO Management XXVII, L.P., its Asset
Manager
By: Ares CLO GP XXVII, LLC, its General
Partner

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ARES XXVIII CLO LTD.
By: Ares CLO Management XXVIII, L.P., its
Asset Manager
By: Ares CLO GP XXVIII, LLC, its General
Partner

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Ares XXXI CLO Ltd.
By: Ares CLO Management XXXI, L.P., its
Portfolio Manager
By: Ares Management LLC, its General Partner

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Ares XXXII CLO Ltd.
By: Ares CLO Management XXXII, L.P., its Asset
Manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Ares XXXIII CLO Ltd.
By: Ares CLO Management XXXIII, L.P., its
Asset Manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Ares XXXIV CLO Ltd.
By: Ares CLO Management LLC, its collateral
manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Ares XXXV CLO Ltd.
By:  Ares CLO Management LLC, its asset
manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Ares XXXVII CLO Ltd.
By:  Ares CLO Management LLC, its asset
manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Ares XXXVIII CLO Ltd.

By:  Ares CLO Management II LLC, its asset
manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Ares XXXIX CLO Ltd.

By: Ares CLO Management II LLC, its asset

manager

By:	/s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

eSure - Insurance Limited

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AXA IM Inc. for and on behalf of
ALLEGRO CLOI Ltd
(Full Legal Name of Institution)

By:	/s/ Y. Le Serviget
	Name:	Y. Le Serviget
	Title:	P.M.

If a second signature is necessary:

By:	/s/ Cyrille Mace
	Name:	Cyrille Mace
	Title:	Analyst

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AXA IM Inc. for and on behalf of
ALLEGRO CLO II Ltd
(Full Legal Name of Institution)

By:	/s/ Y. Le Serviget
	Name:	Y. Le Serviget
	Title:	P.M.

If a second signature is necessary:

By:	/s/ Cyrille Mace
	Name:	Cyrille Mace
	Title:	Analyst

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AXA IM Inc. for and on behalf of
ALLEGRO CLO III Ltd
(Full Legal Name of Institution)

By:	/s/ Y. Le Serviget
	Name:	Y. Le Serviget
	Title:	P.M.

If a second signature is necessary:

By:	/s/ Cyrille Mace
	Name:	Cyrille Mace
	Title:	Analyst

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AXA IM Paris SA for and on behalf of
FCP AXA Germany Leveraged Loans Fund
(Full Legal Name of Institution)

By:	/s/ Y. Le Serviget
	Name:	Y. Le Serviget
	Title:	P.M.

If a second signature is necessary:

By:	/s/ Cyrille Mace
	Name:	Cyrille Mace
	Title:	Analyst

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

If a second signature is necessary:

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AXA IM Paris SA for and on behalf of
FCP ACM US Loans Fund
(Full Legal Name of Institution)

By:	/s/ Y. Le Serviget
	Name:	Y. Le Serviget
	Title:	P.M.

If a second signature is necessary:

By:	/s/ Cyrille Mace
	Name:	Cyrille Mace
	Title:	Analyst

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AXA IM Paris SA for and on behalf of
AXA IM Loan Limited
(Full Legal Name of Institution)

By:	/s/ Y. Le Serviget
	Name:	Y. Le Serviget
	Title:	P.M.

If a second signature is necessary:

By:	/s/ Cyrille Mace
	Name:	Cyrille Mace
	Title:	Analyst

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AXA IM Paris SA for and on behalf of
FCP SOGECAP Diversified Loans Fund
(Full Legal Name of Institution)

By:	/s/ Y. Le Serviget
	Name:	Y. Le Serviget
	Title:	P.M.

If a second signature is necessary:

By:	/s/ Cyrille Mace
	Name:	Cyrille Mace
	Title:	Analyst

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AXA IM Paris SA for and on behalf of
Matignon Derivates Loans
(Full Legal Name of Institution)

By:	/s/ Y. Le Serviget
	Name:	Y. Le Serviget
	Title:	P.M.

If a second signature is necessary:

By:	/s/ Cyrille Mace
	Name:	Cyrille Mace
	Title:	Analyst

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AXA IM Paris SA for and on behalf of
Matignon Leveraged Loans Limited
(Full Legal Name of Institution)

By:	/s/ Y. Le Serviget
	Name:	Y. Le Serviget
	Title:	P.M.

If a second signature is necessary:

By:	/s/ Cyrille Mace
	Name:	Cyrille Mace
	Title:	Analyst

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AXA IM Paris SA for and on behalf of
FCP Columbus Diversified Leveraged Loans
(Full Legal Name of Institution)

By:	/s/ Y. Le Serviget
	Name:	Y. Le Serviget
	Title:	P.M.

If a second signature is necessary:

By:	/s/ Cyrille Mace
	Name:	Cyrille Mace
	Title:	Analyst

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AXA IM Paris SA for and on behalf of
FCP Columbus Global Debt
(Full Legal Name of Institution)

By:	/s/ Y. Le Serviget
	Name:	Y. Le Serviget
	Title:	P.M.

If a second signature is necessary:

By:	/s/ Cyrille Mace
	Name:	Cyrille Mace
	Title:	Analyst

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Aon Hewitt Group Trust - High Yield Plus Bond
Fund
By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AVAW Loans Sankaty z.H. Internationale
Kapitalanlagegesellschaft mbH
By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Avery Point II CLO, Limited
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Avery Point III CLO, Limited
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Avery Point IV CLO, Limited
By:  Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Avery Point V CLO, Limited
By:  Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Avery Point VI CLO, Limited
By:  Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Blue Cross of California
By:  Bain Capital Credit,LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Catholic Health Initiatives Master Trust
By:  Bain Capital Credit, LP, as Investment Adviser
and
Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Cavalry CLO III, Ltd.
By:  Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Cavalry CLO IV, Ltd.
By:  Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

CHI Operating Investment Program L.P.
By:  Bain Capital Credit, LP, as Investment Adviser
and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Community Insurance Company
By:  Bain Capital Credit, LP, as Investment
Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

FirstEnergy System Master Retirement Trust
By:  Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Google Inc.
By:  Bain Capital Credit, LP, as Investment Adviser
and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Race Point IX CLO, Limited
By:  Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Race Point VII CLO, Limited
By:  Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Race Point VIII CLO, Limited
By:  Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Race Point X CLO, Limited
By:  Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

San Francisco City and County Employees’
Retirement System
By:  Bain Capital Credit, LP, as Investment
Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Sankaty Senior Loan Fund (SRI), L.P.

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Sankaty Senior Loan Fund Public Limited
Company
By:  Bain Capital Credit, LP, as Investment
Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Sankaty Senior Loan Fund, L.P.

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Sunsuper Pooled Superannuation Trust
By:  Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Suzuka INKA
By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Black Diamond CLO 2012-1 Ltd.
BY: Black Diamond CLO 2012-1 Adviser, L.L.C.
As its Portfolio Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Black Diamond CLO 2013-1 Ltd.
By: Black Diamond CLO 2013-1 Adviser, L.L.C.
As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Black Diamond CLO 2014-1 Ltd.
By: Black Diamond CLO 2014-1 Adviser, L.L.C.
As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Black Diamond CLO 2015-1 Designated Activity Company
By: Black Diamond CLO 2015-1 Adviser, L.L.C.
As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Black Diamond CLO 2016-1 Ltd.
By: Black Diamond CLO 2016-1 Adviser, L.L.C.
As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Beach Point Loan Master Fund, L.P.
By: Beach Point Capital Management LP
Its Investment Manager

By:	/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

By:	/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Beach Point SCF Loan LP
By: Beach Point Capital Management LP
Its Investment Manager

By:	/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Bank of America, N.A.
(Full Legal Name of Institution)

By:	/s/ Jonathan M. Barnes
Name: Jonathan M. Barnes
Title: Vice President

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

ABR Reinsurance LTD.
By: BlackRock Financial Management, Inc., its
Investment Manager

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

55 Loan Strategy Fund Series 2 A Series Trust Of
Multi Manager Global Investment Trust
By: BlackRock Financial Management Inc., Its
Investment Manager

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

BlackRock Debt Strategies Fund, Inc.
BY: BlackRock Financial Management, Inc., its
Sub-Advisor

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

BlackRock Defined Opportunity Credit Trust
BY: BlackRock Financial Management Inc., its
Sub-Advisor

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Magnetite XVI, Limited
By: BlackRock Financial Management, Inc., as
Portfolio Manager

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Magnetite XVII, Limited
By: BLACKROCK FINANCIAL
MANAGEMENT, INC., as Interim Investment Manager

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Fixed Income Opportunities Nero, LLC
By: BlackRock Financial Management Inc., Its
Investment Manager

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

BlackRock Floating Rate Income Strategies Fund, Inc.
BY: BlackRock Financial Management, Inc., its
Sub-Advisor

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

BlackRock Floating Rate Income Trust
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

BlackRock Funds II, BlackRock Floating Rate
Income Portfolio
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

BlackRock Multi-Asset Income Portfolio of
BlackRock Funds II
By: BlackRock Advisors, LLC, its Investment
Advisor

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

BlackRock Global Investment Series: Income
Strategies Portfolio
BY: BlackRock Financial Management, Inc., its
Sub-Advisor

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

BlackRock Global Long/Short Credit Fund of
BlackRock Funds
BY: BlackRock Financial Management, Inc., its
Sub-Advisor

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

BlackRock Limited Duration Income Trust
BY: BlackRock Financial Management, Inc., its
Sub-Advisor

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

BlackRock Credit Strategies Income Fund of
BlackRock Funds II
By: BlackRock Advisors, LLC, its Investment
Advisor

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

BlackRock Senior Floating Rate Portfolio
By: BlackRock Investment Management, LLC, its
Investment Advisor

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Consumer Program Administrators, Inc
By: BlackRock Financial Management, Inc. its
Investment Manager

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Houston Casualty Company
BY: BlackRock Investment Management, LLC, its
Investment Manager

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Ironshore Inc.
BY: BlackRock Financial Management, Inc., its
Investment Advisor

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Curian/BlackRock Global Long Short Credit Fund
By: BlackRock International Limited, Its Sub-
Advisor

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

JPMBI re Blackrock Bankloan Fund
BY: BlackRock Financial Management Inc., as
Sub-Advisor

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Magnetite IX, Limited
BY: BlackRock Financial Management, Inc., its
Collateral Manager

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Magnetite VI, Limited
BY: BlackRock Financial Management, Inc., its
Collateral Manager

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Magnetite VII, Limited
BY: BlackRock Financial Management Inc., Its
Collateral Manager

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Magnetite VIII, Limited
BY: BlackRock Financial Management Inc., Its
Collateral Manager

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Magnetite XI, Limited
BY: BlackRock Financial Management, Inc., as
Portfolio Manager

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Magnetite XII, LTD.
BY: BlackRock Financial Management, Inc., its
Collateral Manager

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Magnetite XIV, Limited
By: BlackRock Financial Management, Inc., its
Collateral Manager

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Magnetite XV, Limited
By: BlackRock Financial Management, Inc., as
Investment Manager

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Permanens Capital Floating Rate Fund LP
BY: BlackRock Financial Management Inc., Its
Sub-Advisor

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

U.S. Specialty Insurance Company

BY:  BlackRock Investment Management, LLC, its

Investment Manager

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

UnitedHealthcare Insurance Company

By:  BlackRock Financial Management Inc.; its

investment manager

By:	/s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

BlueBay Global High Income Loan Investments (Luxembourg) S.A.

(Full Legal Name of Institution)

BlueBay Asset Management LLP acting as agent for:

BlueBay Global High Income Loan Investments (Luxembourg) S.A.

By:	/s/ Jonathan Clark
Name: Jonathan Clark
Title: Authorised Signatory

If a second signature is necessary:

By:	/s/ Kevin Webb
Name: Kevin Webb
Title: Authorised Signatory

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

BlueBay Global Multi-Asset Credit Investments (Luxembourg) S.A.

(Full Legal Name of Institution)

BlueBay Asset Management LLP acting as agent for:

BlueBay Global Multi-Asset Credit Investments (Luxembourg) S.A.

By:	/s/ Jonathan Clark
Name: Jonathan Clark
Title: Authorised Signatory

If a second signature is necessary:

By:	/s/ Kevin Webb
Name: Kevin Webb
Title: Authorised Signatory

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

BlueBay High Income Loan Investments (Luxembourg) S.A.

(Full Legal Name of Institution)

BlueBay Asset Management LLP acting as agent for:

BlueBay High Income Loan Investments (Luxembourg) S.A.

By:	/s/ Jonathan Clark
Name: Jonathan Clark
Title: Authorised Signatory

If a second signature is necessary:

By:	/s/ Kevin Webb
Name: Kevin Webb
Title: Authorised Signatory

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

FedEx Corporation Employees’ Pension Trust

(Full Legal Name of Institution)

BlueBay Asset Management LLP acting as agent for:

FedEx Corporation Employees’ Pension Trust

By:	/s/ Jonathan Clark
Name: Jonathan Clark
Title: Authorised Signatory

If a second signature is necessary:

By:	/s/ Kevin Webb
Name: Kevin Webb
Title: Authorised Signatory

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

JNL Multi-Manager Alternative Fund

(Full Legal Name of Institution)

BlueBay Asset Management LLP acting as agent and investment sub-adviser for:

JNL Series Trust on behalf of JNL Multi-Manager Alternative Fund acting solely with respect to the BlueBay Sleeve

By:	/s/ Jonathan Clark
Name: Jonathan Clark
Title: Authorised Signatory

If a second signature is necessary:

By:	/s/ Kevin Webb
Name: Kevin Webb
Title: Authorised Signatory

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

MCH S.a.r.l.

(Full Legal Name of Institution)

MCH S.a.r.l.

By:  Northern Trust (Guernsey) Limited solely in it’s capacity as Custodian*

By:	/s/ Claire Simon
Name: Claire Simon
Title: Authorised Signatory

If a second signature is necessary:

By:	/s/ Lucy Mahy
Name: Lucy Mahy
Title: Authorised Signatory

*Northern Trust (Guernsey) Limited (“NTGL”) is signing this document soley in its capacity as custodian of MCH S.A.R.L. and not in any personal capacity. NTGL makes no representations, warranties or undertakings of any kind in any personal capacity.

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Pool Reinsurance Company Limited

(Full Legal Name of Institution)

BlueBay Asset Management LLP acting as agent for:

Pool Reinsurance Company Limited

By:	/s/ Jonathan Clark
Name: Jonathan Clark
Title: Authorised Signatory

If a second signature is necessary:

By:	/s/ Kevin Webb
Name: Kevin Webb
Title: Authorised Signatory

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

BlueMountain CLO 2012-1 Ltd

BY:  BLUEMOUNTAIN CAPITAL

MANAGEMENT, LLC,

Its Collateral Manager

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

BlueMountain CLO 2012-2 Ltd

BY:  BLUEMOUNTAIN CAPITAL

MANAGEMENT, LLC,

Its Collateral Manager

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Bluemountain CLO 2013-1 LTD.

BY:  BLUEMOUNTAIN CAPITAL

MANAGEMENT, LLC.

ITS COLLATERAL MANAGER

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Bluemountain CLO 2013-3 Ltd.

BY:  BLUEMOUNTAIN CAPITAL

MANAGEMENT, LLC.

ITS COLLATERAL MANAGER

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Bluemountain CLO 2013-4 Ltd.

BY:  BLUEMOUNTAIN CAPITAL

MANAGEMENT, LLC.

ITS COLLATERAL MANAGER

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

BlueMountain CLO 2014-2 Ltd

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

BlueMountain CLO 2016-1, Ltd.

BlueMountain Capital Management, LLC

By:	/s/ Meghan Fornshell
Name: Meghan Fornshell
Title: Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

B&M CLO 2014-1 Ltd.

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Employees’ Retirement System of the State of

Hawaii

By:  Bradford & Marzec, LLC as Investment

Advisor on behalf of the Employees’ Retirement

System of the State of Hawaii, account number 17-

14428/HIE52

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Midwest Operating Engineers Pension Fund

By:  Bradford & Marzec, LLC as Investment

Advisor on behalf of the Midwest Operating

Engineers Pension Fund, account number 17-

06210/MDP03

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Saranac CLO I Limited

By:  Canaras Capital Management, LLC

As Sub-Investment Adviser

By:	/s/ Benjamin Steger
Name: Benjamin Steger
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Saranac CLO II Limited

By:  Canaras Capital Management, LLC

As Sub-Investment Adviser

By:	/s/ Benjamin Steger
Name: Benjamin Steger
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Saranac CLO III Limited

By:  Canaras Capital Management, LLC

As Sub-Investment Adviser

By:	/s/ Benjamin Steger
Name: Benjamin Steger
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Canyon Capital CLO 2012-1 Ltd.

BY:  Canyon Capital Advisors, its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Canyon Capital CLO 2014-1, Ltd.

BY:  Canyon Capital Advisors LLC, Its Asset

Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Canyon Capital CLO 2014-2, Ltd.

BY:  Canyon Capital Advisors LLC, Its Asset

Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Canyon Capital CLO 2015-1, LTD.

By:  Canyon Capital Advisors LLC,

a Delaware limited liability company,

its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Canyon Capital CLO 2016-1, Ltd.

By:  Canyon CLO Advisors LLC, its Collateral

Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Canyon CLO Advisors LLC

(Full Legal Name of Institution)

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Carlyle Global Market Strategies CLO 2016-1, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Carlyle Global Market Strategies CLO 2012-3, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Carlyle Global Market Strategies CLO 2012-4, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Carlyle Global Market Strategies CLO 2013-1, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Carlyle Global Market Strategies CLO 2013-2, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Carlyle Global Market Strategies CLO 2013-3, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Carlyle Global Market Strategies CLO 2013-4, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Carlyle Global Market Strategies CLO 2014-1, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Carlyle Global Market Strategies CLO 2014-2, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Carlyle Global Market Strategies CLO 2014-3, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Carlyle Global Market Strategies CLO 2014-4, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Carlyle Global Market Strategies CLO 2014-5, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Carlyle Global Market Strategies CLO 2015-1, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Carlyle Global Market Strategies CLO 2015-2, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Carlyle Global Market Strategies CLO 2015-3, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Carlyle Global Market Strategies CLO 2015-4, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Carlyle Global Market Strategies CLO 2015-5, Ltd.

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

CHASE LINCOLN FIRST COMMERCIAL CORPORATION

By:	/s/ Michael Willett
Name: Michael Willett
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

CFIP CLO 2013-1, Ltd

By:	Chicago Fundamental Investment Partners, LLC, as Investment Manager for CFIP 2013-1, Ltd.,

By:	/s/ David C. Dieffenbacher
Name: David C. Dieffenbacher
Title: Principal & Portfolio Manager

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

CFIP CLO 2014-1, Ltd

By:	Chicago Fundamental Investment Partners, LLC, as Investment Manager for CFIP 2014-1, Ltd.,

By:	/s/ David C. Dieffenbacher
Name: David C. Dieffenbacher
Title: Principal & Portfolio Manager

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Citibank, N.A.

By:	/s/ Scott R. Evan
Name: Scott R. Evan
Title: Attorney-in-Fact

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Ameriprise Certificate Company

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Cent CLO 16, L.P.

BY: Columbia Management Investment Advisers,

LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Cent CLO 17 Limited

BY: Columbia Management Investment Advisers,

LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Cent CLO 18 Limited

BY: Columbia Management Investment Advisers,

LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Cent CLO 19 Limited

By:  Columbia Management Investment Advisers,

LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Cent CLO 20 Limited

By:  Columbia Management Investment Advisers,

LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Cent CLO 21 Limited

By:  Columbia Management Investment Advisers,

LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Cent CLO 22 Limited

By:  Columbia Management Investment Advisers,

LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Cent CLO 23 Limited

By:  Columbia Management Investment Advisers,

LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Cent CLO 24 Limited

By:  Columbia Management Investment Advisers,

LLC

As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Columbia Floating Rate Fund, a series of Columbia

Funds Series Trust II

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Columbia Strategic Income Fund, a series of

Columbia Funds Series Trust I

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

RiverSource Life Insurance Company

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

COVENANT CREDIT PARTNERS CLO I, Ltd.
(Full Name of Institution)

By:	/s/ Brian Horton
Name: Brian Horton
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

COVENANT CREDIT PARTNERS CLO II, Ltd.
(Full Name of Institution)

By:	/s/ Brian Horton
Name: Brian Horton
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Atrium X

BY:  By:  Credit Suisse Asset Management, LLC,

as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Atrium XI

BY:  By:  Credit Suisse Asset Management, LLC,

as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Atrium XII

BY:  By:  Credit Suisse Asset Management, LLC,

as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AUSTRALIANSUPER

By:  Credit Suisse Asset Management, LLC, as subadvisor

to Bentham Asset Management Pty Ltd. in

its capacity as agent of and investment manager for

AustralianSuper Pty Ltd. in its capacity as trustee

of AustralianSuper

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

CALIFORNIA STATE TEACHERS’

RETIREMENT SYSTEM

By:  Credit Suisse Asset Management, LLC, as

investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

CLOCKTOWER US SENIOR LOAN FUND, a

series trust of MYL Global Investment Trust

By:  Credit Suisse Asset Management, LLC, the

investment manager for Brown Brothers Harriman

Trust Company (Cayman) Limited, the Trustee for

Clocktower US Senior Loan Fund, a series trust of

MYL Global Investment Trust

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

COMMONWEALTH OF PENNSYLVANIA

TREASURY DEPARTMENT

By:  Credit Suisse Asset Management, LLC, as

investment adviser

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

COPPERHILL LOAN FUND I, LLC

BY:  Credit Suisse Asset Management, LLC, as

investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

CREDIT SUISSE FLOATING RATE HIGH

INCOME FUND

By:  Credit Suisse Asset Management, LLC, as

investment advisor

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Credit Suisse Floating Rate Trust

By:  Credit Suisse Asset Management, LLC, as its

investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

CREDIT SUISSE NOVA (LUX)

By:  Credit Suisse Asset Management, LLC or

Credit Suisse Asset Management Limited, each as

Co-Investment Adviser to Credit Suisse Fund

Management S.A., management company for

Credit Suisse Nova (Lux)

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

CREDIT SUISSE SENIOR LOAN INVESTMENT

UNIT TRUST (for Qualified Institutional Investors Only)

BY:  Credit Suisse Asset Management, LLC, as

investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ERIE INDEMNITY COMPANY

By:  Credit Suisse Asset Management, LLC., as its

investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ERIE INSURANCE EXCHANGE

By:  Credit Suisse Asset Management, LLC., as its

investment manager for Erie Indemnity Company,

as Attorney-in-Fact for Erie Insurance Exchange

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

KP FIXED INCOME FUND

By:  Credit Suisse Asset Management, LLC, as

Sub-Adviser for Callan Associates Inc., the

Adviser for The KP Funds, the Trust for KP Fixed

Income Fund

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

WESPATH FUNDS TRUST

By:  Credit Suisse Asset Management, LLC, the

investment adviser for UMC Benefit Board, Inc.,

the trustee for Wespath Funds Trust

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Google Inc. By: Credit Suisse Asset Management, LLC, as its investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

HYFI LOAN FUND
By: Credit Suisse Asset Management, LLC, as
investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

MADISON PARK FUNDING X, LTD.
BY: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Madison Park Funding XI, Ltd.
BY: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Madison Park Funding XII, Ltd.
By: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Madison Park Funding XIII, Ltd.
BY: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

MADISON PARK FUNDING XIV, LTD.
BY: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Madison Park Funding XIX, Ltd.
By: Credit Suisse Asset Management, LLC, as
collateral manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Madison Park Funding XV, Ltd.
BY: Credit Suisse Asset Management, LLC, as
Portfolio Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Madison Park Funding XVI, Ltd.
BY: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

MADISON PARK FUNDING XVII, LTD.
BY: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Madison Park Funding XVIII, Ltd.
By: Credit Suisse Asset Management, LLC
as Collateral Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Madison Park Funding XX, Ltd.
By: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OFFSHORE INDEX FUND US SENIOR
SECURED LOAN 100 MASTER FUND SP, a
Segregated Portfolio of Nikko AM - Cayman Fund
Segregated Portfolio Company
By: Credit Suisse Asset Management, LLC, the
investment manager for Nikko AM - Cayman Fund
Segregated Portfolio Company

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

PK-SSL Investment Fund Limited Partnership
BY: Credit Suisse Asset Management, LLC, as its
Investment Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

QUALCOMM Global Trading Pte. Ltd.
By: Credit Suisse Asset Management, LLC, as
investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

RAYTHEON MASTER PENSION TRUST
By: Credit Suisse Asset Management, LLC, as
investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

STATE OF NEW MEXICO STATE
INVESTMENT COUNCIL
By: authority delegated to the New Mexico State
Investment Office
By: Credit Suisse Asset Management, LLC, its
investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

THE CITY OF NEW YORK GROUP TRUST
BY: Credit Suisse Asset Management, LLC, as its
manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

THE EATON CORPORATION MASTER
RETIREMENT TRUST
BY: Credit Suisse Asset Management, LLC, as
investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Madison Park Funding XXI, Ltd.
By: Credit Suisse Asset Management, LLC, as
portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

JMP ADVISORS CLO II LTD.
By: JMP Credit Advisors LLC, As Attorney-in-Fact

By:	/s/ April Lowry
Name: April Lowry
Title: Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

JMP ADVISORS CLO III LTD.
By: JMP Credit Advisors LLC, As Attorney-in-Fact

By:	/s/ April Lowry
Name: April Lowry
Title: Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Credit Suisse Loan Funding LLC

By:	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

1199SEIU Health Care, Employees Pension Fund
By: Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Allied World Assurance Company Ltd
By:  Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

American Beacon Crescent Short Duration High Income Fund
By:  Crescent Capital Group LP, its sub-advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ATLAS SENIOR LOAN FUND II, LTD.
By:  Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ATLAS SENIOR LOAN FUND III, LTD.
By:  Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ATLAS SENIOR LOAN FUND IV, LTD.
By:  Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ATLAS SENIOR LOAN FUND V, LTD.
By:  Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ATLAS SENIOR LOAN FUND VI, LTD.
By:  Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ATLAS SENIOR LOAN FUND, LTD.
By:  Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AUCARA HEIGHTS INC.
By:  Crescent Capital Group LP, its sub-advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

JLN/Crescent High Income Fund
By:  Crescent Capital Group LP, its sub-advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Crescent Capital High Income Fund B, L.P.
By:  Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Crescent Capital High Income Fund L.P.
By:  Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Crescent Senior Secured Floating Rate Loan Fund, LLC
By:  Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ILLINOIS STATE BOARD OF INVESTMENT
By:  Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

National Electrical Benefit Fund
By:  Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

State—Boston Retirement System
By:  Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

TWC Senior Secured Loan Fund, LP
By:  Crescent Capital Group LP, its sub-advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Trustmark Insurance Company
By:  Crescent Capital Group LP, its advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

WEST BEND MUTUAL INSURANCE COMPANY
By:  Crescent Capital Group LP, its sub-advisor

By:	/s/ Brian McKeon
Name: Brian McKeon
Title: Vice President

If a second signature is necessary:

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Cutwater 2014-I, Ltd.
By:  Cutwater Investor Services Corp., its Collateral Manager

By:	/s/ Brian C. Carlson
Name: Brian C. Carlson
Title: Senior Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Cutwater 2014-II, Ltd.
By:  Cutwater Investor Services Corp., its Collateral Manager

By:	/s/ Brian C. Carlson
Name: Brian C. Carlson
Title: Senior Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Cutwater 2015-I, Ltd.
By:  Cutwater Investor Services Corp., its Collateral Manager

By:	/s/ Brian C. Carlson
Name: Brian C. Carlson
Title: Senior Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Delaware Diversified Income Trust

By:	/s/ Adam Brown
Name: Adam Brown
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Delaware Group Advisor Funds- Delaware

Diversified Income Fund

By:	/s/ Adam Brown
Name: Adam Brown
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Delaware Group Income Funds-Delaware

Diversified Floating Rate Fund

By:	/s/ Adam Brown
Name: Adam Brown
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Delaware VIP Trust - Delaware VIP Diversified

Income Series

By:	/s/ Adam Brown
Name: Adam Brown
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Macquarie / First Trust Global Infrastructure /

Utilities Dividend & Income Fund

By:	/s/ Adam Brown
Name: Adam Brown
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Mathena Investments LLC

By:	/s/ Adam Brown
Name: Adam Brown
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Optimum Trust - Optimum Fixed Income Fund

By:	/s/ Adam Brown
Name: Adam Brown
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Deutsche Bank (Cayman) Limited

(soley in its capacity as trustee of The Canary
Star Trust and its Sub-Trusts) as the Trustee

By:  Deutsche Bank AG New York Branch

By:	/s/ Howard Lee
Name: Howard Lee
Title: Assistant Vice President

If a second signature is necessary:

By:	/s/ Andrew MacDonald
Name: Andrew MacDonald
Title: Assistant Vice President

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Howard Lee
Name: Howard Lee
Title: Assistant Vice President

If a second signature is necessary:

By:	/s/ Andrew MacDonald
Name: Andrew MacDonald
Title: Assistant Vice President

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Deutsche Enhanced Commodity Strategy Fund

By:  Deutsche Investment Management Americas

Inc.

Investment Advisor

By:	/s/ Abdoulaye Thiam
Name: Abdoulaye Thiam
Title: Vice President

If a second signature is necessary:

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: High Yield Analyst

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Flagship CLO VIII Ltd

BY:  Deutsche Investment Management Americas

Inc. ,

As Interim Investment Manager

By:	/s/ Abdoulaye Thiam
Name: Abdoulaye Thiam
Title: Vice President

If a second signature is necessary:

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: High Yield Analyst

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Flagship VII Limited

BY:  Deutsche Investment Management Americas

Inc.,

As Investment Manager

By:	/s/ Abdoulaye Thiam
Name: Abdoulaye Thiam
Title: Vice President

If a second signature is necessary:

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: High Yield Analyst

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Mt. Whitney Securities Inc.

BY:  Deutsche Investment Management Americas

Inc.

As Manager

By:	/s/ Abdoulaye Thiam
Name: Abdoulaye Thiam
Title: Vice President

If a second signature is necessary:

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: High Yield Analyst

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Nomura Global Manager Select - Bank Loan Fund

BY:  Deutsche Investment Management Americas

Inc.,

its Investment Sub-Advisor

By:	/s/ Abdoulaye Thiam
Name: Abdoulaye Thiam
Title: Vice President

If a second signature is necessary:

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: High Yield Analyst

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

The GWL Living Trust

BY:  Deutsche Bank Trust Company Americas as

Agent

By:	/s/ Abdoulaye Thiam
Name: Abdoulaye Thiam
Title: Vice President

If a second signature is necessary:

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: High Yield Analyst

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

DoubleLine Capital LP as Investment Advisor to:

DL Blue Diamond Fund, LLC

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

DoubleLine Capital LP as Sub-Advisor to

JNL/FPA + DoubleLine Flexible Allocation Fund

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

DoubleLine Capital LP as Investment Advisor to:

Louisiana State Employees’ Retirement System

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

DoubleLine Capital LP as Investment Advisor to:

DoubleLine Core Fixed Income Fund

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

DoubleLine Capital LP as Investment Advisor to:

DoubleLine Floating Rate Fund

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

DoubleLine Capital LP as Sub-Advisor to:

JNL/DoubleLine Shiller Enhanced CAPE Fund

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

DoubleLine Capital LP as Investment Advisor to:

DoubleLine Shiller Enhanced CAPE

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

DoubleLine Capital LP as Sub-Advisor to:

Wilshire Mutual Funds, Inc. - Wilshire Income

Opportunities Fund

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

DoubleLine Capital LP as Sub-Advisor to:  State

Street DoubleLine Total Return Tactical Portfolio

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AGF Floating Rate Income Fund

By:  Eaton Vance Management as Portfolio

Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Columbia Funds Variable Series Trust II - Variable

Portfolio - Eaton Vance Floating-Rate Income Fund

BY:  Eaton Vance Management as Investment Sub-

Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

DaVinci Reinsurance Ltd.

By:  Eaton Vance Management as Investment

Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Eaton Vance Bank Loan Fund Series II A Series

Trust of Multi Manager Global Investment Trust

By:  Eaton Vance Management as Investment

Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Eaton Vance CLO 2013-1 LTD.

BY:  Eaton Vance Management

Portfolio Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Eaton Vance CLO 2014-1, Ltd.

BY:  Eaton Vance Management

Portfolio Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Eaton Vance CLO 2015-1 Ltd.

By:  Eaton Vance Management

Portfolio Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Eaton Vance Floating Rate Portfolio

BY:  Boston Management and Research as

Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Eaton Vance Floating-Rate Income Plus Fund

BY:  Eaton Vance Management as Investment

Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Eaton Vance Floating-Rate Income Trust

BY:  Eaton Vance Management as Investment

Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Eaton Vance Institutional Senior Loan Fund

BY:  Eaton Vance Management as Investment

Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Eaton Vance International (Cayman Islands)

Floating-Rate Income Portfolio

BY:  Eaton Vance Management as Investment

Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Eaton Vance Limited Duration Income Fund

BY:  Eaton Vance Management as Investment

Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Eaton Vance Loan Holding Limited

BY:  Eaton Vance Management

as Investment Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Renaissance Investment Holdings Ltd

By:  Eaton Vance Management as Investment

Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Eaton Vance Senior Floating-Rate Trust

BY:  Eaton Vance Management as Investment

Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Eaton Vance Senior Income Trust

BY:  Eaton Vance Management as Investment

Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Eaton Vance Short Duration Diversified Income

Fund

BY:  Eaton Vance Management as Investment

Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Eaton Vance VT Floating-Rate Income Fund

BY:  Eaton Vance Management as Investment

Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Florida Power & Light Company

By:  Eaton Vance Management as Investment

Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Google Inc.

BY:  Eaton Vance Management as Investment

Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

MET Investors Series Trust -Met/Eaton Vance

Floating Rate Portfolio

BY:  Eaton Vance Management as Investment Sub-

Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Pacific Select Fund Floating Rate Loan Portfolio

BY:  Eaton Vance Management as Investment Sub-

Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Senior Debt Portfolio

BY:  Boston Management and Research as

Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Federated Bank Loan Core Fund

By:	/s/ Steven Wagner
Name: Steven Wagner
Title: VP-Sr Analyst/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Fortress Credit Opportunities VI CLO Limited

By:  FCO VI CLO CM LLC

Its collateral manager

By:	/s/ David Prael
Name: David Prael
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Fortress Credit BSL III Limited

By:  FC BSL III CM LLC, its collateral manager

By:	/s/ David Prael
Name: David Prael
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Fortress Credit BSL II Limited

BY:  FC BSL II CM LLC, its collateral manager

By:	/s/ David Prael
Name: David Prael
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

FORTRESS CREDIT BSL LIMITED

BY:  FC BSL CM LLC, its collateral manager

By:	/s/ David Prael
Name: David Prael
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Fortress Credit Opportunities III CLO LP

BY:  FCO III CLO GP LLC, it’s General Partner

By:	/s/ David Prael
Name: David Prael
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Fortress Credit Opportunities V CLO Limited

BY:  FCO V CLO CM LLC, its collateral manager

By:	/s/ David Prael
Name: David Prael
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Hildene CLO I Ltd

By:  CF H-BSL MANAGEMENT LLC, its

Collateral Manager

By:	/s/ David Prael
Name: David Prael
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Hildene CLO II Ltd

By:  CF H-BSL MANAGEMENT LLC, its

Collateral Manager

By:	/s/ David Prael
Name: David Prael
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Hildene CLO III Ltd

By:  CF H-BSL MANAGEMENT LLC, its

Collateral Manager

By:	/s/ David Prael
Name: David Prael
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

HILDENE CLO IV, Ltd

By:  CF H-BSL MANAGEMENT LLC, its

Collateral Manager

By:	/s/ David Prael
Name: David Prael
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Fortress Credit Opportunities VII CLO Limited

By:  FCO VII CLO CM LLC, its collateral manager

By:	/s/ David Prael
Name: David Prael
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

First Trust Senior Floating Rate Income Fund II

By:  First Trust Advisors L.P., its investment manager

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

First Trust Senior Loan ETF (CAD-Hedged)

BY:  First Trust Advisors L.P.

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

First Trust Senior Loan Fund

BY:  First Trust Advisors L.P., its Investment

Advisor

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

First Trust Short Duration High Income Fund

BY:  First Trust Advisors L.P., its investment manager

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

First Trust Short Duration High Yield Bond ETF

(CAD-Hedged)

BY:  First Trust Advisors L.P.

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

First Trust Tactical High Yield ETF

By:  First Trust Advisors L.P., its Investment

Advisor

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Advanced Series Trust-AST FI Pyramis Quantitative Portfolio

FIAM LLC as Investive Manager

By:	/s/ David Campbell
Name: David Campbell
Title: Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Ballyrock CLO 2013-1 Limited

By:  Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Ballyrock CLO 2014-1 Limited

By:  Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Fidelity Advisor Series I:  Fidelity Advisor Floating Rate High Income Fund

By:	/s/ Jeffrey Christian
Name: Jeffery Christian
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Fidelity Advisor Series I:  Fidelity Advisor High Income Fund

By:	/s/ Jeffrey Christian
Name: Jeffery Christian
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Fidelity Central Investment Portfolios LLC:  Fidelity Floating Rate Central Fund

By:	/s/ Jeffrey Christian
Name: Jeffery Christian
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Fidelity Central Investment Portfolios LLC:  Fidelity Specialized High Income Central Fund

By:	/s/ Jeffrey Christian
Name: Jeffery Christian
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Fidelity Floating Rate High Income Fund

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Fidelity Floating Rate High Income Investment Trust

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income

Investment Trust

By:	/s/ Jeffrey Christian
Name: Jeffery Christian
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Fidelity Income Fund:  Fidelity Total Bond Fund

By:	/s/ Jeffrey Christian
Name: Jeffery Christian
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Fidelity Qualifying Investor Funds Plc

By:  FIAM LLC as Sub Advisor

By:	/s/ Daniel Campbell
Name: Daniel Campbell
Title: Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Fidelity Summer Street Trust:  Fidelity Focused High Income Fund

By:	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

First Trust Tactical High Yield UCITS Fund

By:  First Trust Advisors L.P., its Investment

Advisor

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

FIAM Floating Rate High Income Commingled Pool

By:  Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ Daniel Campbell
Name: Daniel Campbell
Title: Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

FIAM High Yield Bond Commingled Pool

By:  Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ Daniel Campbell
Name: Daniel Campbell
Title: Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

FIAM Leveraged Loan, LP

By:  FIAM LLC as Investment Manager

By:	/s/ Daniel Campbell
Name: Daniel Campbell
Title: Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Variable Insurance Products Fund:  Floating Rate High Income Portfolio

By:	/s/ Jeffrey Christian
Name: Jeffery Christian
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Blue Shield of California

(Full Legal Name of Institution)

By:	/s/ Alex Guang Yu
Name: ALEX GUANG YU
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Commonwealth Fixed Interest Fund 17

(Full Legal Name of Institution)

By:	/s/ Hague Van Dillen
Name: Hague Van Dillen
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

MD Bond Fund

(Full Legal Name of Institution)

By:	/s/ Alex Guang Yu
Name: ALEX GUANG YU
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

MDPIM Canadian Bond Pool

(Full Legal Name of Institution)

By:	/s/ Alex Guang Yu
Name: ALEX GUANG YU
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Franklin Upper Tier Floating Rate II Fund

(Full Legal Name of Institution)

By:	/s/ Hague Van Dillen
Name: Hague Van Dillen
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Franklin Upper Tier Floating Rate III Fund

(Full Legal Name of Institution)

By:	/s/ Hague Van Dillen
Name: Hague Van Dillen
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Franklin Floating Rate Master Trust - Franklin Floating Rate Master Series

(Full Legal Name of Institution)

By:	/s/ Justin Ma
Name: JUSTIN MA
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund

(Full Legal Name of Institution)

By:	/s/ Justin Ma
Name: JUSTIN MA
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Franklin Investors Securities Trust-Franklin Real Return Fund

(Full Legal Name of Institution)

By:	/s/ Alex Guang Yu
Name: ALEX GUANG YU
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Franklin Investors Securities Trust - Franklin Total Return Fund

(Full Legal Name of Institution)

By:	/s/ Alex Guang Yu
Name: ALEX GUANG YU
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Franklin Investors Securities Trust-Franklin Low Duration Total Return Fund

(Full Legal Name of Institution)

By:	/s/ Alex Guang Yu
Name: ALEX GUANG YU
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Franklin Limited Duration Income Trust

(Full Legal Name of Institution)

By:	/s/ Justin Ma
Name: JUSTIN MA
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Franklin Strategic Income Fund (Canada)

(Full Legal Name of Institution)

By:	/s/ Alex Guang Yu
Name: ALEX GUANG YU
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Franklin Strategic Series-Franklin Strategic Income Fund

(Full Legal Name of Institution)

By:	/s/ Alex Guang Yu
Name: ALEX GUANG YU
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Franklin Templeton Series II Funds - Franklin Floating Rate II Fund

(Full Legal Name of Institution)

By:	/s/ Justin Ma
Name: JUSTIN MA
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Franklin Templeton Series II Funds - Franklin Multi - Sector Credit Income Fund

(Full Legal Name of Institution)

By:	/s/ Alex Guang Yu
Name: ALEX GUANG YU
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Franklin Templeton Series II Funds-Franklin Upper Tier Floating Rate Fund

(Full Legal Name of Institution)

By:	/s/ Hague Van Dillen
Name: Hague Van Dillen
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Franklin Templeton Series II Funds - Franklin Multi - Sector Credit Income Fund

(Full Legal Name of Institution)

By:	/s/ Alex Guang Yu
Name: ALEX GUANG YU
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Franklin Templeton Variable Insurance Products Trust-Franklin Strategic Income VIP Fund

(Full Legal Name of Institution)

By:	/s/ Alex Guang Yu
Name: ALEX GUANG YU
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Kansas Public Employees Retirement System

(Full Legal Name of Institution)

By:	/s/ Alex Guang Yu
Name: ALEX GUANG YU
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Lincoln Variable Insurance Products Trust - LVIP Global Income Fund

(Full Legal Name of Institution)

By:	/s/ Alex Guang Yu
Name: ALEX GUANG YU
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

MDPIM Canadian Long Term Bond Pool

(Full Legal Name of Institution)

By:	/s/ Alex Guang Yu
Name: ALEX GUANG YU
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Met Investors Series Trust - Met/Franklin Low Duration Total Return Portfolio

(Full Legal Name of Institution)

By:	/s/ Alex Guang Yu
Name: ALEX GUANG YU
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Muir Woods CLO, Ltd.

(Full Legal Name of Institution)

By:	/s/ Alex Guang Yu
Name: ALEX GUANG YU
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Nebraska Investment Council

(Full Legal Name of Institution)

By:	/s/ Alex Guang Yu
Name: ALEX GUANG YU
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Mercer Multi-Asset Growth Fund

(Full Legal Name of Institution)

By:	/s/ Alex Guang Yu
Name: ALEX GUANG YU
Title: AUTHORIZED SIGNATORY

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

3i GLOBAL FLOATING RATE INCOME LIMITED

By:  3i Debt Management US LLC,

as the US Investment Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

3i US Senior Loan Fund, L.P.

By:  3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Jamestown CLO I Ltd.

By:  3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Jamestown CLO II Ltd.

By:  3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Jamestown CLO III Ltd.
BY: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Jamestown CLO IV Ltd.
BY: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Jamestown CLO V Ltd.

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Jamestown CLO VI Ltd.
By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Jamestown CLO VII Ltd.
3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Jamestown CLO VIII Ltd.
By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

City of New York Group Trust
BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

GoldenTree 2004 Trust
BY: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

GoldenTree Credit Opportunties 2012-1 Financing Limited
BY: GoldenTree Asset Management L.P.

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

GoldenTree Loan Opportunities IX, Limited
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

GoldenTree Loan Opportunities VII, Ltd
BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

GoldenTree Loan Opportunities VIII, Limited
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

GOLDENTREE LOAN OPPORTUNITIES X, LIMITED
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

GOLDENTREE LOAN OPPORTUNITIES XI, LIMITED
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

GT Loan Financing I, Ltd.
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Health Net of California, Inc.
BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Stellar Performer Global Series: Series G - Global Credit
BY: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Swiss Capital Pro Loan III Plc
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

The University of Chicago
BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Louisiana State Employees’ Retirement System
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC

By:	/s/ Jean Joseph
Name: Jean Joesph
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Goldman Sachs Funds SICAV for the benefit of Goldman Sachs Global Income Builder Portfolio by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:	/s/ Jean Joseph
Name: Jean Joesph
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs Global Multi-Sector Credit Portfolio (Lux)

by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:	/s/ Jean Joseph
Name: Jean Joesph
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio

(Lux) by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:	/s/ Jean Joseph
Name: Jean Joesph
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Goldman Sachs Trust — Goldman Sachs Income Builder Fund

By:  Goldma Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:	/s/ Jean Joseph
Name: Jean Joesph
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund

By:  Goldman Sachs Asset Management, L.P. as investment advisor and not as principal

By:	/s/ Jean Joseph
Name: Jean Joesph
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Goldman Sachs U.S. Income Builder Trust

By:  Goldman Sachs Asset Management, L.P., not in its individual capacity, but solely as its investment advisor

By:	/s/ Jean Joseph
Name: Jean Joesph
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

SEI Institutional Managed Trust -Multi-Asset Income Fund

by Goldman Sachs Asset Management, L.P. solely as its investment sub-advisor and not as principal

By:	/s/ Jean Joseph
Name: Jean Joesph
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Dedicated Global Fixed Income Fund I

by Goldman Sachs Asset Management Australia Pty, Ltd. solely as its investment advisor and not as principal

By:	/s/ Jean Joseph
Name: Jean Joesph
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

LVIP Goldman Sachs Income Builder Fund

by Goldman Sachs Asset Management, L.P. solely as its investment sub-adviser and not as principal

By:	/s/ Jean Joseph
Name: Jean Joesph
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

National Bank Strategic U.S. Income and Growth Fund

by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:	/s/ Jean Joseph
Name: Jean Joesph
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

GOLDMAN SACHS BANK USA

(Full Legal Name of Institution)

By:	/s/ Adam Savarese
Name: Adam Savarese
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

American Equity Investment Life Insurance Company

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Birchwood Park CLO, Ltd.

By. GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

BJC Health System

By:  GSO Capital Advisors II LLC, As its Investment Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Webster Park CLO, Ltd

By GSO / Blackstone Debt Funds Management LLC as Collateral Manger

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Blackstone / GSO Long-Short Credit Income Fund

By:  GS / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Blackstone / GSO Secured Trust Ltd

By:  GSO / Blackstone Debt Funds Maangement LLC as Investment Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Blackstone / GSO Senior Floating Rate Term Fund

By:  GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Blackstone GSO U.S. Loan Funding Limited

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

BLACKSTONE TREASURY ASIA PTE. LTD.
BY:  GSO Captial Advisors LLC.
its Invesment Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

BLACKSTONE TREASURY SOLUTIONS
MASTER FUND L.P.
By:  GSO Capital Advisors LLC, its Investment
Manager.

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Blackstone / GSO Senior Loan Portfolio
By:  GSO / Blackstone Debt Funds Management
LLC as Sub-Adviser

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

BLACKSTONE/GSO STRATEGIC CREDIT
FUND
BY:  GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Bowman Park CLO, Ltd.
By:  GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Burnham Park CLO, Ltd.
By:  GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Cole Park CLO, Ltd.
By:  GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Cumberland Park CLO Ltd.
By:  GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Dorchester Park CLO Ltd.
By:  GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Emerson Park CLO Ltd.
BY:  GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Musashi Secured Credit Fund Ltd.
BY:  GSO Capital Advisors LLC, as Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Pinnacle Park CLO, Ltd
By:  GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

PPG Industries, Inc. Pension Plan Trust
BY:  GSO Capital Advisor LLC,
As its Invesment Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Seneca Park CLO, Ltd.
By:  GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Sheridan Sqaure CLO, Ltd.
By:  GSO / Blackstone Debt Funds Management
LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

SSD LOAN FUNDING LLC
By:  Citibank, N.A.,

By:	/s/ Cynthia Gonzalvo
Name: Cynthia Gonzalvo
Title: Associate Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Stewart Park CLO, Ltd.

BY:  GSO / Blackstone Debt Funds Management

LLC

as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Thacher Park CLO, Ltd.

BY:  GSO / Blackstone Debt Funds Management

LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Treman Park CLO, Ltd.

BY:  GSO / Blackstone Debt Funds Management

LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Tryon Park CLO Ltd.

BY:  GSO / Blackstone Debt Funds Management

LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Westcott Park CLO, Ltd.

By:  GSO / Blackstone Debt Funds Management

LLC

as Collateral Manager to Warehouse Parent, Ltd

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Xilinx Holding Six Limited

BY:  GSO Capital Advisors LLC, As its Investment

Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Park Avenue Institutional Advisers CLO Ltd 2016-1

By:	/s/ John Blaney
Name: John Blaney
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Victory Floating Rate Fund

By:	/s/ John Blaney
Name: John Blaney
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

The Guardian Insurance & Annuity Company, Inc

By:	/s/ Chi Kwok
Name: Chi Kwok
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

The Guardian Life Insurance Company of America

By:	/s/ John Blaney
Name: John Blaney
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Guggenheim Total Return Bond ETF

By:  Guggenheim Partners Investment

Management, LLC as Investment Adviser

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Blue Cross and Blue Shield of Florida, Inc.

BY:  Guggenheim Partners Investment

Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

City of New York Group Trust

BY:  The Comptroller of the City of New York

By:  Guggenheim Partners Investment

Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

DaVinci Reinsurance Ltd.

BY:  Guggenheim Partners Investment

Management, LLC as Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Guggenheim Funds Trust - Guggenheim Floating

Rate Strategies Fund

By:  Guggenheim Partners Investment

Management, LLC

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Guggenheim Funds Trust - Guggenheim High

Yield Fund

BY:  Security Investors, LLC as Investment

Adviser

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Guggenheim Funds Trust - Guggenheim Macro

Opportunities Fund

By:  Guggenheim Partners Investment

Management, LLC

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Guggenheim Funds Trust - Guggenheim Total

Return Bond Fund

By:  Security Investors, LLC as Investment Adviser

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Guggenheim Loan Master Fund, Ltd

By:  Guggenheim Partners Investment

Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

5180-2 CLO LP

By:  Guggenheim Partners Investment

Management, LLC, as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Associated Electric & Gas Insurance Services

Limited

By:  Guggenheim Partners Investment

Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Endurance Investment Holdings Ltd.

By:  Guggenheim Partners Investment

Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

PensionDanmark Pensionsforsikringsaktieselskab

By:  Guggenheim Partners Investment

Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Renaissance Investment Holdings Ltd.

By:  Guggenheim Partners Investment

Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Salem Fields CLO Ltd

By:	/s/ Adam Kaiser
Name: Adam Kaiser
Title: Attorney-In-Fact

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Guggenheim U.S. Loan Fund

By:  Guggenheim Partners Investment

Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Guggenheim U.S. Loan Fund II

By:  Guggenheim Partners Investment

Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Guggenheim U.S. Loan Fund III

By:  Gugguggenheim Partners Investment

Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Guggenheim Variable Funds Trust - Series F

(Floating Rate Strategies Series)

By:  Guggenheim Partners Investment

Management, LLC as Investment Adviser

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

HCA Inc. Master Retirement Trust

By:  Guggenheim Partners Investment

Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Hempstead CLO LP

BY:  Guggenheim Partners Investment

Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

IAM National Pension Fund

By:  Guggenheim Partners Investment

Management, LLC as Adviser

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Nomura Multi Managers Fund - Global Bond

By:  Guggenheim Partners Investment

Management, LLC as Investment Sub-Adviser

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

NZCG Funding 2 Limited

By:  Guggenheim Partners Investment

Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

NZCG Funding Ltd

BY:  Guggenheim Partners Investment

Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Seven Sticks CLO Ltd.

By:  Guggenheim Partners Investment

Management, LLC, as Collateral Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Swiss capital Pro Loan III Plc

By:  Guggenheim Partners Investment

Management, LLC as Investment Advisor

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Vermont Pension Investment Committee

BY:  Guggenheim Partners Investment

Management, LLC as Contractor

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ACIS CLO 2014-3, Ltd.

By:  Acis Capital Management, L.P., its Portfolio

Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ACIS CLO 2014-4, Ltd.

By:  Acis Capital Management, L.P., its Portfolio

Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ACIS CLO 2014-5, Ltd.

By:  Acis Capital Management, L.P., its Portfolio

Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ACIS CLO 2015-6, Ltd

By:  Acis Capital Management, L.P., its Portfolio

Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Highland Funds I, on behalf of its Series, Highland/

iBoxx Senior Loan ETF

By:	/s/ Brian Mitts
Name: Brian Mitts
Title: Senior Fund Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Beazley Furlonge Limited

BY:  Beazley Furlonge Limited, as managing agent

of Syndicate 2623, acting by HPS Investment

Partners, LLC, as attorney-in-fact

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Liquid Loan Opportunities Master Fund, L.P.

By:  HPS Investment Partners, LLC

Its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Highbridge Loan Management 2013-2, Ltd.

By:  HPS Investment Partners, LLC,

Its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Highbridge Loan Management 3-2014 Ltd.

By:  HPS Investment Partners, LLC,

Its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Highbridge Loan Management 4-2014, Ltd.

By:  HPS Investment Partners , LLC

As the Collateral Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Highbridge Loan Management 5-2015, Ltd.

By:  HPS Investment Partners, LLC

As the Collateral Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Highbridge Loan Management 6-2015, Ltd.

By:  HPS Investment Partners, LLC

As the Collateral Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Highbridge Loan Management 8-2016, Ltd.

By:  HPS Investment Partners, LLC

As the Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Highbridge Loan Management 7-2015, Ltd.

By:  HPS Investment Partners, LLC,

its Collateral Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ZURICH AMERICAN INSURANCE COMPANY

By:  Highbridge Principal Strategies, LLC as

Investment Manager

By:	/s/ Serge Adam
Name: Serge Adam
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

HRS Investment Holdings LLC

(Full Legal Name of Institution)

By:	/s/ Steve Kaseta
Name: Steve Kaseta
Title: CIO

Aggregate principal amount of Lender’s

outstanding Initial Term Loans:

$3,990,000.00

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

IA CLARINGTON U.S. DOLLAR FLOATING RATE INCOME FUND

(Full Legal Name of Institution)

By:	/s/ Jeffrey Sujitno
Name: Jeffrey Sujitno
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

IA CLARINGTON FLOATING RATE INCOME FUND

(Full Legal Name of Institution)

By:	/s/ Jeffrey Sujitno
Name: Jeffrey Sujitno
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ICG US CLO 2014-1, Ltd.

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ICG US CLO 2014-2 Ltd

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ICG US CLO 2014-3, Ltd.

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ICG US CLO 2015-1, Ltd

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ICG US CLO 2015-2, Ltd.

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

A Voce CLO, Ltd.

By:  Invesco Senior Secured Management, Inc. as

Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

American General Life Insurance Company

By:  Invesco Senior Secured Management, Inc. as

Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Betony CLO, Ltd.

By:  Invesco Senior Secured Management, Inc. as

Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Blue Hill CLO, Ltd.

By:  Invesco Senior Secured Management, Inc. as

Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

BOC Pension Investment Fund

BY:  Invesco Senior Secured Management, Inc. as

Attorney in Fact

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Diversified Credit Portfolio Ltd.

BY:  Invesco Senior Secured Management, Inc. as

Investment Adviser

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Annisa CLO, Ltd.

By:  Invesco Senior Secured Management, Inc. as

Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: M

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

AMADABLUM US Leveraged Loan Fund a Series

Trust of Global Multi Portfolio Investment Trust

By:  Invesco Senior Secured Management, Inc. as

Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Invesco Bank Loan Fund Series 2 A Series Trust of

Multi Manager Global Investment Trust

By:  Invesco Senior Secured Management, Inc. as

Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Invesco BL Fund, Ltd.

By:  Invesco Management S.A. As Investment

Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Invesco Dynamic Credit Opportunities Fund

BY:  Invesco Senior Secured Management, Inc. as

Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Invesco Floating Rate Fund

BY:  Invesco Senior Secured Management, Inc. as

Sub-Adviser

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Invesco Leveraged Loan Fund 2016 A Series Trust

of Global Multi Portfolio Investment Trust

By:  Invesco Senior Secured Management, Inc. as

Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Invesco Polaris US Bank Loan Fund

BY:  Invesco Senior Secured Management, Inc. as

Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Invesco Senior Income Trust

BY:  Invesco Senior Secured Management, Inc. as

Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Invesco Senior Loan Fund

BY:  Invesco Senior Secured Management, Inc. as

Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

INVESCO SSL FUND LLC

By:  Invesco Senior Secured Management, Inc. as

Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Invesco Zodiac Funds - Invesco Global Senior

Loan Fund

By:  Invesco Senior Secured Management, Inc. as

Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Invesco Zodiac Funds - Invesco US Senior Loan

Fund

By:  Invesco Senior Secured Management, Inc. as

Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Invesco Zodiac Funds - Invesco US Senior Loan

Fund

By: Invesco Senior Secured Management, Inc. as

Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Kaiser Foundation Hospitals

By:  Invesco Senior Secured Management, Inc. as

Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Kaiser Permanente Group Trust

By:  Invesco Senior Secured Management, Inc. as

Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Lexington Insurance Company

By:  Invesco Senior Secured Management, Inc. as

Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Limerock CLO II, Ltd.

BY:  Invesco Senior Secured Management, Inc. as

Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Limerock CLO III, Ltd.

BY:  Invesco Senior Secured Management, Inc. as

Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Linde Pension Plan Trust

By:  Invesco Senior Secured Management, Inc. as

Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Marea CLO, Ltd.

BY:  Invesco Senior Secured Management, Inc. as

Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Medical Liability Mutual Insurance Company

BY:  Invesco Advisers, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

National Union Fire Insurance Company of

Pittsburgh, Pa.

By:  Invesco Senior Secured Management, Inc. as

Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Nomad CLO, Ltd.

BY:  Invesco Senior Secured Management, Inc. as

Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

North End CLO, Ltd

BY:  Invesco Senior Secured Management, Inc. as

Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

PowerShares Senior Loan Portfolio

BY:  Invesco Senior Secured Management, Inc. as

Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Recette CLO, Ltd.

By:  Invesco Senior Secured Management, Inc. as

Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Sentry Insurance a Mutual Company

BY:  Invesco Senior Secured Management, Inc. as

Sub-Advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

The City of New York Group Trust

BY:  Invesco Senior Secured Management, Inc. as

Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

The United States Life Insurance Company In the

City of New York

By:  Invesco Senior Secured Management, Inc. as

Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

The Variable Annuity Life Insurance Company

By:  Invesco Senior Secured Management, Inc. as

Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Upland CLO, Ltd.

By:  Invesco Senior Secured Management, Inc. as

Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Wasatch CLO Ltd

BY:  Invesco Senior Secured Management, Inc. as

Portfolio Managerr

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

JPMORGAN CHASE BANK N.A.

By:	/s/ Michael Willett
Name: Michael Willett
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

J.P. Morgan Whitefriars Inc.
(Full Legal Name of Instituition)

By:	/s/ Virginia R. Conway
Name: Virginia R. Conway
Title: Attorney - in - Fact

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Dakota Truck Underwriters

By:	/s/ Kathy News
Name: Kathy News
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

First Dakota Indemnity Company

By:	/s/ Kathy News
Name: Kathy News
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Germania Farm Mutual Insurance Association

By:	/s/ Kathy News
Name: Kathy News
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Hastings Mutual Insurance Company

By:	/s/ Kathy News
Name: Kathy News
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Honeywell International Inc Master Retirement

Trust

By:	/s/ Kathy News
Name: Kathy News
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Safe Auto Insurance Company

By:	/s/ Kathy News
Name: Kathy News
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Vermont Pension Investment Committee

By:	/s/ Kathy News
Name: Kathy News
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Kingsland VI

By:  Kingsland Capital Management, LLC as

Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Kingsland VII

By:  Kingsland Capital Management, LLC as

Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

BCBSM, Inc.

BY:  KKR Its Collateral Manager

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

HMO Minnesota

BY:  KKR Its Collateral Manager

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

HYFI Aquamarine Loan Fund

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Geveran Investments Limited

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

KKR CLO 14 Ltd.

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

KKR CLO 10 LTD

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

KKR CLO 11 LTD

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

KKR CLO 12 LTD

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

KKR CLO 13 Ltd.

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

KKR CLO 9 LTD.

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

KKR FINANCIAL CLO 2012-1, LTD.

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

KKR FINANCIAL CLO 2013-1, LTD

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

KKR FINANCIAL CLO 2013-2, LTD.

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Maryland State Retirement and Pension System

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Oregon Public Employees Retirement Fund

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Kramer Van Kirk Duration Neutral Loan

Opportunity Fund LP

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

KVK CLO 2012-2, LTD.

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

KVK CLO 2013-1, Ltd

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

KVK CLO 2013-2 LTD.

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

KVK CLO 2014-1 Ltd.

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

KVK CLO 2014-2 Ltd.

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

KVK CLO 2014-3 Ltd.

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

KVK CLO 2015-1 Ltd.

By:	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Shell Pension Trust

BY:  Logan Circle Partners, LP as Investment

Manager

By:	/s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Stichting Bedrijfstakpensioenfonds voor het

Beroepsvervoer over de Weg (LP-BL-VBL)

By:  Logan Circle Partners, LP as Investment

Manager

By:	/s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

COMMISSION DE LA CAISSE COMMUNE,

As Lender,

By:  Loomis, Sayles & Company.Incorporated

Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

(Full Legal Name of Institution)

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

WM POOL — HIGH YIELD FIXED INEREST TRUST,

As Lender

By:  Loomis, Sayles & Company. L.P.,

Its Investment Manager

By:  Loomis, Bayles & Company, Incorporated,

Its General Partner

(Full Legal Name of Institution)

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

LOOMIS SAYLES CREDIT OPPORTUNITIES FUND,
As Lender

By:  Loomis, Sayles & Company. L.P.,

the Investment Manager of the Fund

By:  Loomis, Bayles & Company, Incorporated,

Its General Partner of

Loomis, Sayles & Company, L.P.

(Full Legal Name of Institution)

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

LOOMIS SAYLES SENIOR FLOATING RATE LOAN FUND,

As Lender

By:  Loomis, Sayles & Company. L.P.,

Its Investment Manner

By:  Loomis, Bayles & Company, Incorporated.

Its General Partner

(Full Legal Name of Institution)

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

NATIXIS LOOMIS SAYLES

SENIOR LOAN FUND,

As Lender

By:  Loomis, Sayles & Company. L.P.

Its Investment Manner

By:  Loomis, Bayles & Company, Incorporated.

Its General Partner

(Full Legal Name of Institution)

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

THE LOOMIS SAYLES

SENIOR LOAN FUND, LLC,

As Lender

By:  Loomis, Sayles & Company. L.P.

Its Investment Manner

By:  Loomis, Bayles & Company, Incorporated.

Its General Partner

(Full Legal Name of Institution)

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Lord Abbett Bank Loan Trust

By:  Lord Abbett & Co LLC, As Investment

Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Lord Abbett Bank Loan Trust

By:  Lord Abbett & Co LLC, As Investment

Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Lord Abbett Investment Trust - Lord Abbett

Floating Rate Fund

By:  Lord Abbett & Co LLC, As Investment

Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

MACQUARIE BANK LIMITED,

as a Lender

By:	/s/ Robert Trevene
Name: Robert Trevene
Title: Division Director

If a second signature is necessary:

By:	/s/ Fiona Smith
Name: FIONA SMITH
Title: Division Director

Signed in Sydney, POA Ref: #2090 dated 26 Nov 2015

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Mariner CLO 2016-3, Ltd
(Full Legal Name of Instutution)

By:	/s/ David Marun
Name: David Marun
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ORIX Corporate Capital Inc.
(Full Legal Name of Instutution)

By:	/s/ David Marun
Name: David Marun
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Gallatin CLO IV 2012-1, Ltd

As Assignee

By:  MP Senior Credit Partners L.P.

as its Collateral Manager
(Full Legal Name of Instutution)

By:	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: President & Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

GALLATIN CLO VI 2013-2, LLC
By: MP Senior Credit Partners L.P.
as its Portfolio Manager
(Full Legal Name of Instutution)

By:	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: President & Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Figueroa CLO 2013-1, Ltd.

BY:  TCW Asset Management Company as

Investment Manager

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

FIGUEROA CLO 2013-2, LTD

BY:  TCW Asset Management Company as

Investment Manager

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Figueroa CLO 2014-1, Ltd.

BY:  TCW Asset Management Company as

Investment Manager

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Metropolitan West Floating Rate Income Fund

BY:  Metropolitan West Asset Management as

Investment Manager

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Venture XXIII CLO, Limited

By:  its investment advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Venture XI CLO, Limited

BY:  its investment advisor, MJX Asset

Management, LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

VENTURE XII CLO, Limited

BY:  its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

VENTURE XIII CLO, Limited

BY:  its Investment Advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

VENTURE XIV CLO, Limited

By:  its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

VENTURE XV CLO, Limited

By:  its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

VENTURE XVI CLO, Limited

By:  its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Venture XVII CLO Limited

BY:  its investment advisor, MJX Asset

Management, LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Venture XVIII CLO, Limited

By:  its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

VENTURE XX CLO, Limited

By:  its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Venture XXI CLO, Limited

By:  its investment advisor

MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Venture XXII CLO Limited

By:  its investment advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Mockingbird Corporate Loan Opportunity Fund, LP

By:	/s/ Greg Stuecheli
Name: Greg Stuecheli
Title: Authorized Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

First Investors Floating Rate Fund
(Full Legal Name of Institution)

By:	/s/ Jolee Taylor
Name: Jolee Taylor
Title: Senior Acct.

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

First Investors Fund for Income
(Full Legal Name of Institution)

By:	/s/ Patrick G.
Name: Patrick G.
Title: Senior Accountant

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

First Investors Life Series High Yield
(Full Legal Name of Institution)

By:	/s/ Patrick G.
Name: Patrick G.
Title: Senior Accountant

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Muzinich and Co (Ireland) Limited for the account

of Muzinich Loan Fund

By:	/s/ Patricia Charles
Name: Patricia Charles
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

US Income Strategy Fund of Nikko AM

Investment Trust (Cayman)

By:	/s/ Patricia Charles
Name: Patricia Charles
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Regatta II Funding LP

By:  Napier Park Global Capital (US) LP

Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Regatta III Funding Ltd

By:  Napier Park Global Capital (US) LP

Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Regatta IV Funding Ltd

By:  Napier Park Global Capital (US) LP

Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Regatta V Funding Ltd

By:  Napier Park Global Capital (US) LP

Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Regatta VI Funding Ltd

By:  Regatta Loan Management LLC its Collateral

Manager

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Neuberger Berman CLO XXII, Ltd

By:  Neuberger Berman Investment Advisers LLC

as its Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

JNL/Neuberger Berman Strategic Income Fund

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

NB Global Floating Rate Income Fund Limited

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Neuberger Berman CLO XX Ltd.

By:  Neuberger Berman Investment Advisers LLC,

as Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Neuberger Berman CLO XII, LTD

BY:  Neuberger Berman Investment Advisers LLC

as Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Neuberger Berman CLO XIII, Ltd.

By Neuberger Berman Investment Advisers LLC

as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Neuberger Berman CLO XIV, Ltd.

By Neuberger Berman Investment Advisers LLC

as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Neuberger Berman CLO XIX, Ltd
By: Neuberger Berman Investment Advisers LLC,
as Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Neuberger Berman CLO XV, Ltd.

BY:  Neuberger Berman Investment Advisers LLC

as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Neuberger Berman CLO XVI, Ltd.

By Neuberger Berman Investment Advisers LLC

as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Neuberger Berman CLO XVII, Ltd.

By Neuberger Berman Investment Advisers LLC

as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Neuberger Berman CLO XVIII, Ltd.

By Neuberger Berman Investment Advisers LLC

as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Neuberger Berman - Floating Rate Income Fund

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Neuberger Berman Investment Funds II Plc

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Neuberger Berman Investment Funds II

PLCÂ â€• Neuberger Berman US/European Senior

Floating Rate Income Fund

By:  Neuberger Berman Investment Advisers LLC,

as Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Neuberger Berman Senior Floating Rate Income

Fund LLC

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Neuberger Berman Strategic Income Fund

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

NEUBERGER BERMAN US STRATEGIC

INCOME FUND

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Neuberger Berman CLO XXI, LTD

By:  Neuberger Berman Investment Advisers LLC

as its Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Maryland State Retirement and Pension System

By:  Neuberger Berman Investment Advisers LLC

as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

NJP Bank Loan Fund 2015 A Series Trust of Multi

Manager Global Investment Trust

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Hallmark Insurance Company
(Full Legal Name of Institution)

By:	/s/ Chris Kenny
Name: Chris Kenny
Title: SVP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Hallmark Specialty Insurance Company
(Full Legal Name of Institution)

By:	/s/ Chris Kenny
Name: Chris Kenny
Title: SVP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Dunham Floating Rate Bond Fund

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Newfleet CLO 2016-1, Ltd.

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

SunAmerica Income Funds - SunAmerica Flexible

Credit Fund

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Virtus Low Duration Income Fund

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Virtus Multi-Sector Short Term Bond Fund

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Virtus Senior Floating Rate Fund

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OHA CREDIT PARTNERS IX, LTD.

By:  Oak Hill Advisors, L.P.

as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

OHA CREDIT PARTNERS VII, LTD.

BY:  Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OHA CREDIT PARTNERS VIII, LTD.

By:  Oak Hill Advisors, L.P.

as Warehouse Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OHA CREDIT PARTNERS X, LTD.

By:  Oak Hill Advisors, L.P.

as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OHA Credit Partners XI, LTD.

By:  Oak Hill Advisors, L.P.

As Warehouse Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OHA LOAN FUNDING 2012-1, LTD.

By:  Oak Hill Advisors, L.P.

As Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OHA LOAN FUNDING 2013-1, LTD.

By:  Oak Hill Advisors, L.P.

as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OHA LOAN FUNDING 2013-2, LTD.

By:  Oak Hill Advisors, L.P.

As Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OHA LOAN FUNDING 2014-1, LLC

BY:  Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

UNISUPER

By:  Oak Hill Advisors, L.P.

as its Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Argo Re Ltd.

By:  Oaktree Capital Management, L.P.

Its:  Investment Manager

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Argonaut Insurance Company

By:  Oaktree Capital Management, L.P.

Its:  Investment Manager

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

CSAA Insurance Exchange

By:  Oaktree Capital Management, L.P.

Its:  Investment Manager

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Indiana Public Retirement System

By:  Oaktree Capital Management, L.P.

its:  Investment Manager

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Missouri Education Pension Trust

By:  Oaktree Capital Management, L.P.

Its:  Investment Manager

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Oaktree CLO 2014-2 Ltd.

By:  Oaktree Capital Management, L.P.

Its:  Collateral Manager

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OAKTREE CLO 2015-1 LTD.

By:  Oaktree Capital Management, L.P.

its:  Collateral Manager

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Oaktree EIF II Series A1, Ltd.

By:  Oaktree Capital Management, L.P.

its:  Collateral Manager

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OAKTREE EIF II SERIES A2, LTD.
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OAKTREE EIF II SERIES B1, LTD.
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OAKTREE EIF II SERIES B2, LTD.
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Oaktree Senior Loan Fund, L.P.
By: Oaktree Senior Loan GP, L.P.
Its: General Partner

By: Oaktree Fund GP IIA, LLC
Its: General Partner

By: Oaktree Fund GP II, L.P.
Its: Managing Member

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

WM Pool - High Yield Fixed Interest Trust
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Senior Vice President

If a second signature is necessary:

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Octagon Delaware Trust 2011
BY: Octagon Credit Investors, LLC
as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Octagon Investment Partners 24, Ltd.

By:  Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Octagon Investment Partners 25, Ltd.

By:  Octagon Credit Investors, LLC as Collateral

Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Octagon Investment Partners 26, Ltd.

By:  Octagon Credit Investors, LLC as Portfolio

Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Octagon Investment Partners 27, Ltd.

By:  Octagon Credit Investors, LLC as Collateral

Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Octagon Investment Partners XIV, Ltd.

BY:  Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Octagon Investment Partners XIX, Ltd.

By:  Octagon Credit Investors, LLC

as collateral manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Octagon Investment Partners XVI, Ltd.

BY:  Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Octagon Investment Partners XVII, Ltd.

BY:  Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Octagon Investment Partners XVIII, Ltd.

By:  Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Octagon Investment Partners XX, Ltd.

By:  Octagon Credit Investors, LLC

as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Octagon Investment Partners XXI, Ltd.

By:  Octagon Credit Investors, LLC

as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Octagon Investment Partners XXII, Ltd

By:  Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Octagon Investment Partners XXIII, Ltd.

By:  Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

G.A.S. (Cayman) Limited, as Trustee on behalf of

Octagon Joint Credit Trust Series I (and not in its

individual capacity)

BY:  Octagon Credit Investors, LLC, as Portfolio

Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Octagon Loan Funding, Ltd.

By:  Octagon Credit Investors, LLC

as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Octagon Paul Credit Fund Series I, Ltd.

BY:  Octagon Credit Investors, LLC

as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Octagon Senior Secured Credit Master Fund Ltd.

BY:  Octagon Credit Investors, LLC

as Investment Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

US Bank N.A., solely as trustee of the DOLL Trust

(for Qualified Institutional Investors only), (and not

in its individual capacity)

BY:  Octagon Credit Investors, LLC

as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio
Administration

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OFSI Fund VII, Ltd.

By:         OFS Capital Management, LLC
Its:  Collateral Manager

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OZ Institutional Income Master Fund, Ltd.

By:  Och-Ziff Loan Manageme LP, its collateral manager

By:  Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

OZLM FUNDING II, LTD

By:  Och-Ziff Loan Manageme LP, its portfolio manager

By:  Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OZLM FUNDING III, LTD

By:  Och-Ziff Loan Manageme LP, its portfolio manager

By:  Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OZLM FUNDING IV, LTD

By:  Och-Ziff Loan Manageme LP, its portfolio manager

By:  Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OZLM FUNDING V, LTD

By:  Och-Ziff Loan Manageme LP, its portfolio manager

By:  Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OZLM FUNDING, LTD

By:  Och-Ziff Loan Manageme LP, its portfolio manager

By:  Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OZLM IX, Ltd.

By:  Och-Ziff Loan Manageme LP, its collateral manager

By:  Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OZLM VI, LTD.

By:  Och-Ziff Loan Manageme LP, its asset manager

By:  Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OZLM VII, Ltd.

By:  Och-Ziff Loan Manageme LP, its collateral manager

By:  Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OZLM VIII, Ltd.

By:  Och-Ziff Loan Manageme LP, its collateral manager

By:  Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OZLM IX, Ltd.

By:  Och-Ziff Loan Manageme LP, its collateral manager

By:  Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OZLM XII, Ltd.

By:  Och-Ziff Loan Manageme LP, its collateral manager

By:  Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OZLM XIII, Ltd.

By:  Och-Ziff Loan Manageme LP, its collateral manager

By:  Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

OZLM XIV, Ltd.

By:  Och-Ziff Loan Manageme LP, its collateral manager

By:  Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

WATER AND POWER EMPLOYEES’
RETIREMENT, DISABILITY, AND DEATH
BENEFIT INSURANCE PLAN (for WATER
AND POWER EMPLOYEES’ RETIREMENT
PLAN AND RETIREE HEALTH BENEFITS
FUND)
By:  Pacific Life Fund Advisors LLC (doing
business as Pacific Asset Management),
in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Pacific Asset Management Bank Loan Fund L.P.

By:  Pacific Life Fund Advisors LLC (doing

business as Pacific Asset Management),

in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Sgnatory

If a second signature is necessary:

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Sgnatory

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Pacific Asset Management Senior Loan Fund

By:  Pacific Life Fund Advisors LLC (doing

business as Pacific Asset Management), in its

capacity as Investment

Manager

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Sgnatory

If a second signature is necessary:

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Sgnatory

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Pacific Funds Core Income

By:  Pacific Life Fund Advisors LLC (doing

business as Pacific Asset Management),

in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Sgnatory

If a second signature is necessary:

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Sgnatory

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

PACIFIC FUNDS FLOATING RATE INCOME

By:  Pacific Life Fund Advisors LLC (doing

business as Pacific Asset Management),

in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Sgnatory

If a second signature is necessary:

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Sgnatory

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

PACIFIC FUNDS FLOATING RATE INCOME

By:  Pacific Life Fund Advisors LLC (doing

business as Pacific Asset Management),

in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Sgnatory

If a second signature is necessary:

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Sgnatory

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

PACIFIC FUNDS STRATEGIC INCOME

By:  Pacific Life Fund Advisors LLC (doing

business as Pacific Asset Management),

in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Sgnatory

If a second signature is necessary:

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Sgnatory

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

PACIFIC SELECT FUND-FLOATING RATE

INCOME PORTFOLIO

By:  Pacific Life Fund Advisors LLC

(doing business as Pacific Asset Management),

in its capacity as Investment Adviser

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Sgnatory

If a second signature is necessary:

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Sgnatory

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

VantageTrust

By:  Pacific Life Fund Advisors LLC (doing

business as Pacific Asset Management),

in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Sgnatory

If a second signature is necessary:

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Sgnatory

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

PACIFIC LIFE INSURANCE COMPANY (For

IMDBKLNS Account)

By:	/s/ Michael Marzouk
Name: Michael Marzouk
Title: Assistant Vice President

If a second signature is necessary:

By:	/s/ Dale Hawley
Name: Dale Hawley
Title: Assistant Secretary

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

MAMMOTH FUNDING ULC

By:	/s/ Ifran Ahmed
Name: IRFAN AHMED
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Palmer Square CLO 2013-1, Ltd

By:  Palmer Square Capital Management LLC, as

Portfolio Manager

By:	/s/ Neal Braswell
Name: Neal Braswell
Title: Vice President - Operations

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Palmer Square CLO 2013-2, Ltd

By:  Palmer Square Capital Management LLC, as

Portfolio Manager

By:	/s/ Neal Braswell
Name: Neal Braswell
Title: Vice President - Operations

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Palmer Square CLO 2015-1, Ltd

BY:  Palmer Square Capital Management LLC, as

Portfolio Manager

By:	/s/ Neal Braswell
Name: Neal Braswell
Title: Vice President - Operations

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Palmer Square CLO 2015-2, Ltd

BY:  Palmer Square Capital Management LLC, as

Portfolio Manager

By:	/s/ Neal Braswell
Name: Neal Braswell
Title: Vice President - Operations

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Palmer Square CLO 2016-1, Ltd

By:  Palmer Square Capital Management LLC, as

Servicer

By:	/s/ Neal Braswell
Name: Neal Braswell
Title: Vice President - Operations

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Palmer Square Loan Funding 2016-2, Ltd

By:  Palmer Square Capital Management LLC, as

Servicer

By:	/s/ Neal Braswell
Name: Neal Braswell
Title: Vice President - Operations

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Palmer Square Loan Funding 2016-3, Ltd

By:  Palmer Square Capital Management LLC, as

Servicer

By:	/s/ Neal Braswell
Name: Neal Braswell
Title: Vice President - Operations

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

TRALEE CLO II, LTD

By:  Par-Four Investment Management, LLC

As Collateral Manager

By:	/s/ Dennis Gorczyca
Name: Dennis Gorczyca
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

TRALEE CLO III, LTD.

By:  Par-Four Investment Management, LLC

As Collateral Manager

By:	/s/ Dennis Gorczyca
Name: Dennis Gorczyca
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Ohio Police and Fire Pension Fund

BY:  PENN Capital Management Company, Inc., as

its Investment Advisor

By:	/s/ Christopher Skorton
Name: Christopher Skorton
Title: Business Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Penn Institutional Loan Common Master Fund, LP

BY:  PENN Capital as its Investment Advisor

By:	/s/ Christopher Skorton
Name: Christopher Skorton
Title: Business Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Prudential Investment Portfolios, Inc. 14 - Prudential Floating Rate Income Fund,

By:  PGIM, Inc., as Investment Advisor

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Advocate Health Care Network

BY:  PineBridge Investments LLC

Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Arch Investment Holdings III Ltd.

BY:  PineBridge Investments LLC As Collateral

Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

CSAA Insurance Exchange

BY:  PineBridge Investments LLC

Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Fire and Police Pension Fund, San Antonio

BY:  PineBridge Investments LLC Its Investment

Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Galaxy XIV CLO, Ltd.

BY:  PineBridge Investments LLC, as Collateral

Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Galaxy XIX CLO, Ltd.

BY:  PineBridge Investments LLC, as Collateral

Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Galaxy XV CLO, Ltd.

By:  PineBridge Investments LLC

As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Galaxy XVI CLO, Ltd.

By:  Pinebridge Investments LLC

As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Galaxy XVII CLO, Ltd.

BY:  PineBridge Investments LLC, as Collateral

Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Galaxy XVIII CLO, Ltd.

BY:  PineBridge Investments LLC, as Collateral

Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Galaxy XX CLO, Ltd.

BY:  PineBridge Investments LLC, as Collateral

Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Galaxy XXI CLO, Ltd.

By:  PineBridge Investment LLC

Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Galaxy XXII CLO, Ltd

By:  PineBridge Investments LLC

as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Lancashire Insurance Company Limited

By:  PineBridge Investments Europe Limited

As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

PBI Stable Loan Fund a series trust of MYL

Investment Trust

BY:  PineBridge Investments LLC

As Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Pinebridge SARL

By:  PineBridge Investments LLC

As Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

PineBridge Senior Secured Loan Fund Ltd.

BY:  PineBridge Investments LLC Its Investment

Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment): (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Western World Insurance Company

By:  PineBridge Investments LLC

Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Pinnacol Assurance

BY:  PineBridge Investments LLC

Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

RLI INSURANCE COMPANY

BY:  PineBridge Investments LLC Its Investment

Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

South Carolina Retirement Systems Group Trust

By:  PineBridge Investments LLC

Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Stichting Blue Sky Active Fixed Income US

Leveraged Loan Fund

By:  PineBridge Investments LLC

Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

VALIDUS REINSURANCE LTD

BY:  PineBridge Investments LLC Its Investment

Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Ascension Alpha Fund, LLC

By:  Pioneer Institutional Asset Management, Inc.

As its adviser

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Ascension Health Master Pension Trust

By:  Pioneer Institutional Asset Management, Inc.

As its adviser

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Pioneer Investments Diversified Loans Fund

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Pioneer Multi-Asset Ultrashort Income Fund

By:  Pioneer Investment Management, Inc.

As its adviser

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Post Senior Loan Master Fund, L.P.

BY:  Post Advisory Group, LLC not in its

individual capacity but solely as authorized agent

for and on behalf of:

By:	/s/ David Kim
Name: David Kim
Title: Managing Director - Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Stichting Bedrijfstakpensioenfonds voor het

Beroepsvervoer over de Weg

BY:  Post Advisory Group, LLC not in its

individual capacity but solely as authorized agent

for and on behalf of:

By:	/s/ David Kim
Name: David Kim
Title: Managing Director - Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

JNL/PPM America Long Short Credit Fund, a series of Jackson Variable Series Trust

By:  PPM America, Inc. as Sub-Adviser

By:	/s/ Chris Kappas
Name: Chris Kappas
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Eastspring Investments US Bank Loan Special Asset

Mother Investment Trust [Loan Claim]

By:  PPM America, Inc., as Delegated Manager

By:	/s/ Chris Kappas
Name: Chris Kappas
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust

By:  PPM America, Inc., as sub-adviser

By:	/s/ Chris Kappas
Name: Chris Kappas
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

JNL/PPM America High Yield Bond Fund, a series of JNL Series Trust

By:  PPM America, Inc. as sub-advisor

By:	/s/ Chris Kappas
Name: Chris Kappas
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

JNL/PPM America Strategic Income Fund, a series of JNL Strategic Income Fund LLC

By:  PPM America, Inc. as Sub-Adviser

By:	/s/ Chris Kappas
Name: Chris Kappas
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

JNL/PPM America Total Return Fund, a series of JNL Investors Series Trust

By:  PPM America, Inc. as sub-adviser

By:	/s/ Chris Kappas
Name: Chris Kappas
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Benefit Street Partners Capital Opportunity Fund

SPV LLC

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Benefit Street Partners CLO I, Ltd.

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Benefit Street Partners CLO II, Ltd.

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Benefit Street Partners CLO III, Ltd.

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Benefit Street Partners CLO IV, Ltd.

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Benefit Street Partners CLO IX, Ltd.

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Benefit Street Partners CLO V, Ltd.

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Benefit Street Partners CLO VI, Ltd.

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Benefit Street Partners CLO VII, Ltd.

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Benefit Street Partners CLO VIII, Ltd.

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Putnam Floating Rate Income Fund
(Full Legal Name of Institution)

By:	Please see attached signature pages
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

PUTNAM FLOATING RATE INCOME FUND

/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

BLT 14 LLC

By:	/s/ Chris Kappas
Name: Chris Kappas
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Baptist Health South Florida, Inc.

By:  Seix Investment Advisors LLC, as Advisor

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Blue Cross of Idaho Health Service, Inc.

By:  Seix Investment Advisors LLC, as Investment Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

City National Rochdale Funds Fixed Income Opportunities Fund

By:  Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Mountain View CLO 2013-1 Ltd.

By:  Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Mountain View CLO 2014-1 Ltd.

By:  Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Mountain View CLO IX Ltd.

By:  Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Mountain View CLO X Ltd.

By:  Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Mountain View CLO XI Ltd.

By:  Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

RidgeWorth Funds — Seix Floating Rate High Income Fund

By:  Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Seix Multi-Sector Absolute Return Fund L.P.

By:  Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner

By:  Seix Investment Advisors LLC, its sole member

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ECP CLO 2014-6, LTD.

BY:  Silvermine Capital Management LLC

As Portfolio Manager

By:	/s/ Richard Kurth
Name: Richard Kurth
Title: Principal

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ECP CLO 2015-7, Ltd.

By:  SILVERMINE CAPITAL MANAGEMENT, LLC

Its Collateral Manager

By:	/s/ Richard Kurth
Name: Richard Kurth
Title: Principal

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

GLG Ore Hill CLO 2013-1, LTD.

By:	/s/ Richard Kurth
Name: Richard Kurth
Title: Principal

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Silver Spring CLO Ltd.

By:	/s/ Richard Kurth
Name: Richard Kurth
Title: Principal

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Silvermore CLO, LTD.

By:	/s/ Richard Kurth
Name: Richard Kurth
Title: Principal

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Solus Senior High Income Fund LP

By:  Solus Alternative Asset Management LP

Its Investment Advisor

By:	/s/ Christopher A. Pucillo
Name: Christopher A. Pucillo
Title: Chief Executive Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Sound Harbor Loan Fund 2014-1 Ltd.

By Sound Harbor Partners LLC, as Manager

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Sussex Insurance Company

Sussex Insurance Company

By:  Sound Harbor Partners LLC, as Manager

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

John Hancock Funds II Short Duration Credit Opportunities Fund

By:	/s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Stone Harbor Collective Investment Trust - Stone

Harbor Bank Loan Collective Fund

By:	/s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Stone Harbor Global Funds PLC - Stone Harbor Leveraged Loan Portfolio

By:	/s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Stone Harbor Leveraged Loan Fund LLC

By:	/s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Sumitomo Mitsui Trust Bank, Limited, New York Branch

By:	/s/ Albert C. Tew II
Name: Albert C. Tew II
Title: Head of Documentation Americas

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

John Hancock Funds II - Spectrum Income Fund

BY:  T. Rowe Price Associates, Inc. as investment sub-advisor

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

T. Rowe Price Floating Rate Fund, Inc.

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

T. Rowe Price Funds Series II SICAV
By: T. Rowe Price Associates, Inc. as investment Sub-manager of the T. Rowe Price Funds Series II SICAV-Institutional Floating Rate Loan Fund

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

T. Rowe Price Institutional Floating Rate Fund

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Russell Institutional Funds, LLC - Russell Multi-Asset Core Plus Fund
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

BSG Fund Management B.V. on behalf of the Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund
By THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

THL Credit Wind River 2016-1 CLO Ltd.

By THL Credit Senior Loan Strategies LLC, its Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ILLINOIS STATE BOARD OF INVESTMENT BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Russell Investment Company Russell Global Opportunistic Credit Fund
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Russell Investment Company Russell Multi-Strategy Income Fund
THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Russell Investment Company Russell Short Duration Bond Fund
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Russell Investments Ireland Limited on behalf of the Russell Floating Rate Fund, a subfund of Russell Qualifying Investor Alternative Investment Funds plc
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

THL Credit Bank Loan Select Master Fund, a Class of The THL Credit Bank Loan Select Series Trust I
BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Smithfield Foods Master Trust by THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

THL CREDIT SENIOR LOAN FUND
By THL Credit Advisors LLC, as Subadviser

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

THL Credit Wind River 2012-1 CLO Ltd.
BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

THL CREDIT WIND RIVER 2013-1 CLO LTD. BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

THL Credit Wind River 2013-2 CLO Ltd. By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

THL Credit Wind River 2014-1 CLO Ltd. By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

THL Credit Wind River 2014-2 CLO Ltd. BY: THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

THL Credit Wind River 2014-3 CLO Ltd. By THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

THL Credit Wind River 2015-1 CLO Ltd. By THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

THL Credit Wind River 2015-2 CLO Ltd. By THL Credit Senior Loan Strategies LLC, its Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Thrivent Balanced Income Plus Fund BY: Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Thrivent Balanced Income Plus Portfolio

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Thrivent Diversified Income Plus Portfolio
BY: Thrivent Financial for Lutherans

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Thrivent Financial Defined Benefit Plan Trust

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Thrivent Financial For Lutherans

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Thrivent Growth and Income Plus Fund

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Thrivent Growth and Income Plus Portfolio

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Thrivent Income Fund

BY:  Thrivent Asset Management, LLC

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Thrivent Income Portfolio

BY:  Thrivent Financial For Lutherans

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Thrivent Opportunity Income Plus Portfolio

By:	/s/ Conrad Smith
Name: Conrad Smith
Title: Sr. Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Legal Name	Advisor
TIAA-CREF High Yield Fund	TEACHERS ADVISORS, INC., its authorized investment advisor

(Full Legal Name of Institution

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Legal Name	Advisor
TIAA-CREF Bond Plus Fund	TEACHERS ADVISORS, INC., its authorized investment advisor
CREF Bond Market Account	TIAA-CREF Investment Management, LLC, its authorized investment advisor
TIAA-CREF Bond Fund	TEACHERS ADVISORS, INC., its authorized investment advisor
TIAA-CREF Life Bond Fund	TEACHERS ADVISORS, INC., its authorized investment advisor
TIAA CLO I, Ltd	TEACHERS ADVISORS, INC., its authorized investment advisor

(Full Legal Name of Institution

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

TICP CLO V 2016-1, Ltd.

By:  TICP CLO V 2016-1 Management, LLC

Its Collateral Manager,

a Lender

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

TICP CLO I, Ltd.

By:  TICP CLO I Management, LLC

Its Collateral Manager,

a Lender

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

TICP CLO II, Ltd.

By:  TICP CLO II Management, LLC

Its Collateral Manager,

a Lender

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

TICP CLO III, Ltd.

By:  TICP CLO III Management, LLC

Its Collateral Manager,

a Lender

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

TICP CLO IV, Ltd.

By:  TICP CLO IV Management, LLC

Its Collateral Manager,

a Lender

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☐ Agreed as to the Maturity Extension and Additional Amendments

☒ Agreed as to Additional Amendments only

Catamaran CLO 2012-1 Ltd.

By:  Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Catamaran CLO 2013-1 Ltd.

By:  Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Catamaran CLO 2014-1 Ltd.

By:  Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Catamaran CLO 2014-2 Ltd.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Catamaran CLO 2015-1 Ltd.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Catamaran CLO 2016-1 LTD.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Trinitas CLO I, Ltd.

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer of Triumph
Capital Advisors, LLC As Asset Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Trinitas CLO II, Ltd.

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Trinitas CLO III, Ltd.

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Trinitas CLO IV, Ltd.

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Trinitas CLO V, Ltd.

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

USAA Mutual Funds Trust - USAA Income Fund

By:	/s/ R. Matthew Freund
Name: R. Matthew Freund
Title: SVP CIO USAA Mutual Funds

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

USAA Mutual Funds Trust - USAA Intermediate

Term Bond Fund

By:	/s/ R. Matthew Freund
Name: R. Matthew Freund
Title: SVP CIO USAA Mutual Funds

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Crown Point CLO II Ltd.

By:	/s/ John D’Angelo
Name: John D’Angelo
Title: Sr. Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Crown Point CLO III, Ltd.

by Valcour Capital Management LLC, as its

Collateral Manager

By:	/s/ John D’Angelo
Name: John D’Angelo
Title: Sr. Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

BayernInvest Alternative Loan-Fonds

BY:  Voya Investment Management Co. LLC, as its

investment manager

By:	/s/ Chuck E. Lemieux
Name: Chuck E. Lemieux
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

NN (L) Flex - Senior Loans Select

Voya Investment Management Co. LLC, as its

investment manager

By:	/s/ Chuck E. Lemieux
Name: Chuck E. Lemieux
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

NN (L) Flex - Senior Loans

BY:  Voya Investment Management Co. LLC, as its

investment manager

By:	/s/ Chuck E. Lemieux
Name: Chuck E. Lemieux
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

NEW MEXICO STATE INVESTMENT

COUNCIL

BY:  Voya Investment Management Co. LLC, as its

investment manager

By:	/s/ Chuck E. Lemieux
Name: Chuck E. Lemieux
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Schlumberger Group Trust

By:  Voya Investment Management Co. LLC,

as its investment manager

By:	/s/ Chuck E. Lemieux
Name: Chuck E. Lemieux
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Voya CLO 2012-3, Ltd.

BY:  Voya Alternative Asset Management LLC, as

its investment manager

By:	/s/ Chuck E. Lemieux
Name: Chuck E. Lemieux
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Voya CLO 2014-3, Ltd.

BY:  Voya Alternative Asset Management LLC, as

its investment manager

By:	/s/ Chuck E. Lemieux
Name: Chuck E. Lemieux
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Voya CLO 2014-4, Ltd.

BY:  Voya Alternative Asset Management LLC, as

its investment manager

By:	/s/ Chuck E. Lemieux
Name: Chuck E. Lemieux
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Voya CLO 2015-1, Ltd.

By:  Voya Alternative Asset Management LLC, as

its investment manager

By:	/s/ Chuck E. Lemieux
Name: Chuck E. Lemieux
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Voya CLO 2015-2, Ltd.

By:  Voya Alternative Asset Management LLC,

as its investment manager

By:	/s/ Chuck E. Lemieux
Name: Chuck E. Lemieux
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):
(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Voya CLO 2015-3, Ltd.

By:  Voya Alternative Asset Management LLC,

as its investment manager

By:	/s/ Chuck E. Lemieux
Name: Chuck E. Lemieux
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Voya CLO 2016-1, Ltd.
By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Chuck E. Lemieux
Name: Chuck E. Lemieux
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Voya CLO 2016-2, Ltd.
By: Voya Alternative Asset Management LLC, as
its investment manager

By:	/s/ Chuck E. Lemieux
Name: Chuck E. Lemieux
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Voya Floating Rate Fund
BY: Voya Investment Management Co. LLC, as its
investment manager

By:	/s/ Chuck E. Lemieux
Name: Chuck E. Lemieux
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Webster Bank, National Association
(Full Legal Name of Institution)

By:	/s/ Matt Kane
Name: Matt Kane
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Wellfleet CLO 2015-1, Ltd.

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

American Honda Master Retirement Trust
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Hartford Multi-Asset Income Fund
By: Wellington Management Company, LLP as its
Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Hartford Total Return Bond HLS Fund
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

John Hancock Funds II - Investment Quality Bond
Fund
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

John Hancock Variable Insurance Trust -
Investment Quality Bond Trust
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Medtronic Holding Switzerland GMBH

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Metropolitan Series Fund WMC Balanced
Portfolio
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Safety Insurance Company
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Seasons Series Trust - Diversified Fixed Income
Portfolio
By: Wellington Management Company, LLP as its
Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Sun Life Assurance Company of Canada
By: Wellington Management Company LLP
as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

SunAmerica Senior Floating Rate Fund, Inc.
By: Wellington Management Company, LLP as its
Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

The Hartford Floating Rate Fund
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

The Hartford Floating Rate High Income Fund
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

The Hartford Inflation Plus Fund
BY: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

The Hartford Short Duration Fund
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

The Hartford Strategic Income Fund
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

The Hartford Total Return Bond Fund
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

The Hartford Unconstrained Bond Fund
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Wespath Funds Trust
By: Wellington Management Company, LLP as its
Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Wellington Multi-Sector Credit Fund
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Wellington Trust Company, NA Multiple
Collective Investment Funds Trust II, Multi Sector
Credit Portfolio
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Wellington Trust Company, National Association
Multiple Collective Investment Funds Trust II,
Core Bond Plus/High Yield Bond Portfolio
By: Wellington Management Company, LLP as its
Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Wellington Trust Company, National Association
Multiple Common Trust Funds Trust, Core Bond
Plus/High Yield Bond Portfolio
By: Wellington Management Company, LLP as its
Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

WELLINGTON TRUST COMPANY,
NATIONAL ASSOCIATION MULTIPLE
COMMON TRUST FUNDS TRUST,
UNCONSTRAINED CORE FIXED INCOME
PORTFOLIO

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Wellington Trust Company, National Association
Multiple Common Trust Funds Trust-
Opportunistic Fixed Income Allocation Portfolio
By: Wellington Management Company, LLP as its
Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Preferred Mutual Insurance Company
By: Wellington Management Company LLP as its
Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Workers Compensation Fund
By: Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

City of New York Group Trust

By:	/s/ Benjamin Fandinola
Name: Benjamin Fandinola
Title: Trade Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

CSAA Insurance Exchange

By:	/s/ Benjamin Fandinola
Name: Benjamin Fandinola
Title: Trade Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Mt. Whitney Securities, LLC

By:	/s/ Benjamin Fandinola
Name: Benjamin Fandinola
Title: Trade Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Wells Fargo Multi-Sector Income Fund
by: Wells Capital Management, as Investment
Advisor

By:	/s/ Benjamin Fandinola
Name: Benjamin Fandinola
Title: Trade Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Floating Rate Loan Fund, a series of 525 Market
Street Fund, LLC
by: Wells Capital Management, as Investment
Advisor

By:	/s/ Benjamin Fandinola
Name: Benjamin Fandinola
Title: Trade Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

PF Managed Bond Fund

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Russell Investment Company Russell Strategic
Bond Fund

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):  (For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Russell Investment Funds Core Bond Fund

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Russell Institutional Funds, LLC - Russell Core

Bond Fund

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Guidestone Funds Global Bond Fund

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Legg Mason Funds ICVC

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Advanced Series Trust - AST Western Asset Core

Plus Bond Portfolio

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

California State Teachers’ Retirement System

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Dow Retirement Group Trust

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Employees’ Retirement System of the State of

Rhode Island

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Ford Motor Company Defined Benefit Master

Trust

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Hand Benefits & Trust Company, trustee

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

John Hancock Fund II Floating Rate Income Fund

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Kern County Employees Retirement Association

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Legg Mason Partners Institutional Trust - Western

Asset SMASh Series EC Fund

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Western Asset Corporate Loan Fund Inc.

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Los Angeles County Employees Retirement

Association

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

MassMutual Select Strategic Bond Fund

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

MetLife Insurance Company USA

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Mountain Hawk I CLO, LTD.

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Mountain Hawk II CLO, LTD.

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Mountain Hawk III CLO, Ltd.

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

MultiMix Wholesale Diversified Fixed Interest Trust

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Pacific Select Fund - Diversified Bond Portfolio

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

SEI Institutional Managed Trust’s Core Fixed

Income

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

The Walt Disney Company Retirement Plan Master Trust

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Western Asset Funds, Inc. - Western Asset Total

Return Unconstrained Fund

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Ben Kattan
Name: Ben Kattan
Title: Security Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Caterpillar Inc. Master Retirement Trust

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Caterpillar Investment Trust

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Wyoming Retirement System

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Maryland State Retirement and Pension System

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Western Asset Bank Loan (Multi-Currency) Master Fund

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Western Asset Bank Loan (Offshore) Fund

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Western Asset Core Plus VIT Portfolio

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Western Asset Floating Rate High Income Fund, LLC

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Western Asset Funds, Inc. - Western Asset Core

Plus Bond Fund

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Western Asset U.S. Bank Loan (Offshore) Fund

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

Legg Mason Western Asset Global Multi-Strategy Fund

BY:  Western Asset Management Company as

Investment Manager and Agent

By:	/s/ Justin Lau
Name: Justin Lau
Title: Bank Loan Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

York CLO-3 Ltd.
(Full Legal Name of Institution)

By:	/s/ Rizwan Akhter
Name: Rizwan Akhter
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

York CLO-1 Ltd.
(Full Legal Name of Institution)

By:	/s/ Rizwan Akhter
Name: Rizwan Akhter
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

York CLO-2 Ltd.
(Full Legal Name of Institution)

By:	/s/ Rizwan Akhter
Name: Rizwan Akhter
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ZAIS CLO 1, Limited

ZAIS CLO 1, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ZAIS CLO 3, Limited

ZAIS CLO 3, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Signature Page to Second Amendment to Credit Agreement (Extension Amendment):

(For Term Lenders only)

The undersigned agrees as follows:

☒ Agreed as to the Maturity Extension and Additional Amendments

☐ Agreed as to Additional Amendments only

ZAIS CLO 5, Limited

By Zais Leveraged Loan Master Manager, LLC its

collateral manager

By:  Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Amendment to Credit Agreement (Extension Amendment)]

Schedule 1

[Credit Agreement]

~~Execution Version~~

SCHEDULE 1
to Second Amendment

Conformed copy showing amendments under

(i) First Amendment to Credit Agreement, dated June 20, 2016

(ii) Incremental Loan Assumption Agreement, dated June 21, 2016

(iii) Incremental Loan Assumption Agreement, dated July 21, 2016; and

(iv) Second Amendment to Credit Agreement, dated September 9, 2016 but excluding certain specific terms (other than Applicable Margin) of Classes of

Incremental Loans and Extended Loans outstanding under the Incremental Loan

Assumption Agreements and Extension Amendment, as applicable

CREDIT AGREEMENT

DATED AS OF
October 9, 2015

AMONG

NEPTUNE FINCO CORP.,
AS BORROWER

THE LENDERS PARTY HERETO

AND

JPMORGAN CHASE BANK, N.A.,
AS ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A.,
AS SECURITY AGENT

BARCLAYS BANK PLC and
BNP PARIBAS SECURITIES CORP.,
AS CO-SYNDICATION AGENTS

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
DEUTSCHE BANK SECURITIES INC.,
ROYAL BANK OF CANADA,
SOCIÉTÉ GÉNÉRALE,
TD SECURITIES (USA) LLC and
THE BANK OF NOVA SCOTIA,
AS CO-DOCUMENTATION AGENTS

J.P. MORGAN SECURITIES LLC,
BARCLAYS BANK PLC,
BNP PARIBAS SECURITIES CORP.,
CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
DEUTSCHE BANK SECURITIES INC.,
ROYAL BANK OF CANADA,

SOCIÉTÉ GÉNÉRALE,
TD SECURITIES (USA) LLC and
THE BANK OF NOVA SCOTIA,
AS JOINT BOOKRUNNERS AND LEAD ARRANGERS

i

ANNEXES

ANNEX I COVENANTS	126

ANNEX II ADDITIONAL DEFINITIONS	123

ANNEX III TRANSACTION SUMMARY	135

SCHEDULES

Schedule 2.01	–	Lenders and Commitments
Schedule 3.01	–	Organizational Information of Loan Parties
Schedule 3.08(c)	–	Existing Indebtedness
Schedule 3.13	–	Subsidiaries and Capital Stock
Schedule 3.21	–	Employee Benefit Plans
Schedule 9.01(a)	–	Borrower’s Website Address
Schedule 9.01(b)	–	Administrative Agent’s Notice and Account Information

EXHIBITS

Exhibit A	–	Form of Administrative Questionnaire
Exhibit B	–	Form of Assignment and Acceptance
Exhibit C-1 to 3	–	Forms of Borrowing Requests
Exhibit D	–	Form of Intercreditor Agreement
Exhibit E	–	Form of Affiliated Lender/Borrower Assignment and Acceptance
Exhibit F-1	–	Form of Facility Guaranty
Exhibit F-2	–	Form of Pledge Agreement
Exhibit F-3	–	Form of Loan Escrow Agreement
Exhibit G	–	Form of Promissory Note
Exhibits H-1 to 4	–	Forms of Non-Bank Tax Certificates
Exhibit I	–	Form of Solvency Certificate
Exhibit J	–	Form of Compliance Certificate
Exhibit K	–	Form of Escrow Guarantee Agreement

CREDIT AGREEMENT, dated as of October 9, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), among Neptune Finco Corp., a Delaware corporation (“Merger Sub”, and at any time prior to the consummation of the Borrower Merger (as defined below) and as further defined in Section 1.01, the “Borrower”), the Lenders (such term and each other capitalized term used but not defined in this introductory statement having the meaning given it in Article I) party hereto and JPMorgan Chase Bank, N.A. (“JPM”), as administrative agent for the Loans (in such capacity, including any successor thereto, the “Administrative Agent”) for the Lenders and JPM as security agent (in such capacity, including any successor thereto, the “Security Agent”) for the Lenders.

WHEREAS, the Borrower has requested the Lenders to extend credit in the form of (i) Term Loans on the Funding Date, in an initial aggregate principal amount not in excess of $3,800,000,000.00 and (ii) Revolving Credit Commitments in an initial aggregate principal amount not in excess of $2,000,000,000.00.  The Revolving Credit Commitments permit the issuance of one or more Letters of Credit from time to time and the making of one or more Revolving Credit Loans and/or Swing Line Loans from time to time; and

WHEREAS, the Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01.    Defined Terms.  Save where specified to the contrary or where defined in Annex II of this Agreement, defined terms used in this Agreement shall have the meanings specified below:

“2016 Extended Term Loan” shall have the meaning assigned to such term in the Second Amendment.

“2016 Extended Term Loan Maturity Date” shall mean October 11, 2024.

“ABR”, when used in reference to any Loan or Borrowing, shall refer to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Acceptance Date” shall have the meaning assigned to such term in Section 2.12(c)(iv)(B).

“Acceptable Discount” shall have the meaning assigned to such term in Section 2.12(c)(iv)(B).

“Acceptable Prepayment Amount” shall have the meaning assigned to such term in Section 2.12(c)(iv)(C).

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“Acquisition” shall mean the acquisition by one or more of the Permitted Holders (collectively, the “Purchaser”) of all of the outstanding equity interests of the Target.

“Acquisition Agreement” shall mean the agreement and plan of merger dated as of September 16, 2015 between, Altice N.V., Neptune Merger Sub Corp. and the Target.

“Additional Lender” shall mean any Person that is not an existing Lender and has agreed to provide Incremental Loan Commitments pursuant to Section 2.22 or Refinancing Commitments pursuant to Section 2.24.

“Adjusted LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, (1) in the case of the Initial Term Loans, an interest rate per annum equal to the greater of (a) 1.00% per annum and (b) the LIBO Rate in effect for such Interest Period ~~and~~, (2) in the case of the 2016 Extended Term Loans, an interest rate per annum equal to the greater of (a) 0.75% per annum and (b) the LIBO Rate in effect for such Interest Period and (3) in the case of the Initial Revolving Credit Loans, an interest rate per annum equal to the LIBO Rate in effect for such Interest Period.

“Administrative Agent” shall have the meaning assigned to such term in the introductory statement to this Agreement.

“Administrative Agent Fees” shall have the meaning assigned to such term in Section 2.05.

“Administrative Questionnaire” shall mean an Administrative Questionnaire in the form of Exhibit A, or such other form as may be supplied from time to time by the Administrative Agent.

“Affiliated Lender” shall mean, at any time, any Lender that is the Investor or any of its Affiliates and funds or partnerships managed or advised by them, but in any event excluding (1) any portfolio company of any of the forgoing and (2) any Group Member.

“Affiliated Lender Cap” shall have the meaning assigned to such term in Section 9.04(l)(iv).

“Affiliated Lender/Borrower Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and the Borrower or an Affiliated Lender, as applicable, and accepted by the Administrative Agent, in the form of Exhibit E or such other form as shall be approved by the Administrative Agent.

“Agent Fee Letter” shall mean the Agent Fee Letter, dated as of October 9, 2015, among the Borrower and the Administrative Agent.

“Agents” shall have the meaning assigned to such term in Article VIII.

“Aggregate Revolving Credit Exposure” shall mean, at any time, the sum of the Revolving Credit Exposures of the Revolving Credit Lenders at such time.

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“Agreement Currency” shall have the meaning assigned to such term in Section 9.21.

“All-In Yield” shall mean, as to any indebtedness, the yield thereof, whether in the form of interest rate, margin, original issue discount, upfront fees, an Adjusted LIBO Rate floor or an Alternate Base Rate floor (solely to the extent greater than any then applicable LIBO Rate or the Alternate Base Rate, as applicable), or other fees paid ratably to all lenders of such indebtedness, in each case, incurred or payable by the Borrower generally to all the lenders of such indebtedness; provided, that (a) OID and upfront fees shall be equated to interest rate assuming a 4-year life to maturity (or, if less, the stated life to maturity at the time of its incurrence of the applicable Indebtedness), (b) “All-In Yield” shall not include arrangement fees, structuring fees, commitment fees, underwriting fees, success fees, ticking fees, consent or amendment fees and any similar fees (regardless of whether shared with, or paid to, in whole or in part, any or all lenders) and any other fees not paid ratably to all lenders of such indebtedness and (c) if any such indebtedness includes an Adjusted LIBO Rate or Alternate Base Rate floor that is greater than the Adjusted LIBO Rate or Alternate Base Rate floor then applicable to any Term Loans, such differential between interest rate floors shall be included in the calculation of the All-In Yield, but only to the extent an increase in the Adjusted LIBO Rate or Alternate Base Rate floor applicable to the Term Loans would cause an increase in the interest rate then in effect thereunder.

“Alternate Base Rate” shall mean, for any day, a rate per annum equal to the greatest of (a) the rate recently announced by the Administrative Agent at its principal office as its Prime Rate, which is not necessarily the lowest rate made available by the Administrative Agent, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1.00% and (c) the Adjusted LIBO Rate for a one-month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%; provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate determined on such day at approximately 11:00 a.m. (London time) by reference to the ICE Benchmark Administration LIBOR Rate for deposits in dollars (as set forth by any commercially available source providing quotations of LIBOR selected by the Administrative Agent).  The Prime Rate announced by the Administrative Agent is evidenced by the recording thereof after its announcement in such internal publication as the Administrative Agent may designate.  Any change in the interest rate resulting from a change in the Prime Rate announced by the Administrative Agent shall become effective without prior notice to the Borrower as of 12:01 a.m. (New York City time) on the Business Day on which each change in the Prime Rate is announced by the Administrative Agent.  The Administrative Agent may make commercial or other loans to others at rates of interest at, above or below the Prime Rate.  If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist.

“Applicable Discount” shall have the meaning assigned to such term in Section 2.12(c)(iii)(B).

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“Applicable Margin” shall mean, for any day, (a) in respect of Initial Term Loans (i) with respect to any ABR Loan, 3.00% per annum and (ii) with respect to any Eurodollar Loan, 4.00% per annum~~, and~~; (b) in respect of 2016 Extended Term Loans (i) with respect to any ABR Loan, 2.00% per annum and (ii) with respect to any Eurodollar Loan, 3.00% per annum; and (c) in respect of Initial Revolving Credit Loans, June 2016 Additional Revolving Loans and July 2016 Additional Revolving Loans (i) with respect to any ABR Loan, 2.25% per annum and (ii) with respect to any Eurodollar Loan, 3.25% per annum.

“Applicable Revolving Commitment Fee Percentage” shall mean, for the period from the Closing Date until the date a compliance certificate is delivered pursuant to Section 4.10 in Annex I calculating the Consolidated Net Senior Secured Leverage Ratio for the four fiscal quarter period ending as of the last day of the first full fiscal quarter following the Closing Date, a percentage, per annum equal to 0.50%, and thereafter a rate determined by reference to the Consolidated Net Senior Secured Leverage Ratio in effect from time to time as set forth below:

Level	Consolidated Net Senior Secured Leverage Ratio	Applicable Revolving Commitment Fee Percentage
I	• 2.50:1.00	0.500%

II	< 2.50:1.00	0.375%

No change in the Applicable Revolving Commitment Fee Percentage shall be effective until three Business Days after the date on which Administrative Agent shall have received the applicable financial statements and the Compliance Certificate pursuant to Section 4.10 in Annex I calculating the Consolidated Net Senior Secured Leverage Ratio.  Furthermore no change in the Applicable Revolving Commitment Fee Percentage to Level II shall be effective if at the time of the proposed change an Event of Default has occurred and is continuing.  At any time the Borrower has not submitted to Administrative Agent the applicable financial statements and the Compliance Certificate as and when required under Section 4.10 in Annex I, the Applicable Revolving Commitment Fee Percentage shall be set at the percentage in the appropriate column for Level I in the table above as of the third Business Day after the date such information was required to be delivered until the date on which such information is delivered (on which date the Applicable Revolving Commitment Fee Percentage shall be set at the percentage based upon the Consolidated Net Senior Secured Leverage Ratio disclosed by such information).  Within five Business Days of receipt of the applicable financial statements and the Compliance Certificate under Section 4.10 in Annex I, Administrative Agent shall give the Borrower and each Revolving Credit Lender fax, electronic mail or telephonic notice (confirmed in writing) of the Applicable Revolving Commitment Fee Percentage in effect from such date.  In the event that the Compliance Certificate delivered pursuant to Section 4.10 in Annex I is shown to be inaccurate (at a time when this Agreement is in effect and unpaid Obligations under this Agreement are outstanding (other than indemnities and other contingent obligations not yet due and payable)), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Revolving Commitment Fee Percentage for any period (an “Applicable Commitment Period”) than the Applicable Revolving Commitment Fee Percentage applied for such Applicable Commitment Period, then (i) Borrower shall immediately deliver to Administrative Agent a correct Compliance Certificate required by Section 4.10 in Annex I for such Applicable

8

Commitment Period, (ii) the Applicable Revolving Commitment Fee Percentage for such Applicable Commitment Period shall be determined based on the corrected Compliance Certificate for that Applicable Commitment Period and (iii) the Borrower shall immediately pay to Administrative Agent the accrued additional interest owing as a result of such increased Applicable Revolving Commitment Fee Percentage for such Applicable Commitment Period.  Notwithstanding the foregoing, so long as an Event of Default described in Section 7.01(g) has not occurred with respect to the Borrower, such shortfall shall be due and payable within five (5) Business Days following the written demand therefor by the Administrative Agent and, so long as the Compliance Certificate reflecting such inaccuracy was prepared by the Borrower in good faith, no Default or Event of Default shall be deemed to have occurred as a result of such non-payment (and no such shortfall amount shall be deemed overdue or accrue interest at the rate calculated pursuant to Section 2.07) unless such shortfall amount is not paid on or prior to the fifth Business Day of such five (5) Business Day period.

“Appropriate Lender” shall mean, at any time, (a) with respect to Loans of any Class, the Lenders of such Class of Loans, (b) with respect to Letters of Credit, (i) the relevant L/C Issuers and (ii) the Revolving Credit Lenders and (c) with respect to Swing Line Loans, (i) the Swing Line Lenders and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.27(a), the Revolving Credit Lenders.

“Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in the form of Exhibit B or such other form as shall be approved by the Administrative Agent.

“Auction Manager” shall mean (a) the Administrative Agent or any of its Affiliates or (b) any other financial institution or advisor agreed by Borrower and Administrative Agent (whether or not an affiliate of the Administrative Agent) to act as an arranger in connection with any repurchases pursuant to Section 2.12(c) or Section 9.04(k).

“Audited Financial Statements” shall mean the audited consolidated balance sheets, consolidated statements of income, consolidated statements of comprehensive income, consolidated statements of stockholder’s deficiency and consolidated statement of cash flows of Target Opco for fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014 as filed on Form 10-K with the Securities and Exchange Commission.

“Auto-Extension Letter of Credit” shall have the meaning assigned to such term in Section 2.26(b)(iii).

“Available Currency” shall mean Dollars.

“Bank Meeting Date” shall mean September 21, 2015.

“Bankruptcy Law” shall mean (a) Title 11, United States Bankruptcy Code of 1978, as amended and (b) any other law of the United States (or, in each case, any political subdivision thereof) or any other jurisdiction or any political subdivision thereof relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

9

“Bank Rate” shall mean a rate per annum equal to the greater of (x) Federal Funds Effective Rate and (y) a rate reasonably determined by the relevant L/C Issuer in accordance with banking industry rules on interbank compensation.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” shall mean (a) prior to the Borrower Merger, Merger Sub and (b) upon the effectiveness of the Borrower Merger, Target Opco.

“Borrower Group” shall mean the Borrower and each Restricted Subsidiary.

“Borrower Materials” shall have the meaning assigned to such term in Section 9.01.

“Borrower Merger” shall mean the merger of Merger Sub with and into Target Opco, with Target Opco being the surviving corporation of the Borrower Merger.

“Borrower Offer of Specified Discount Prepayment” shall mean the offer by the Borrower to make a voluntary prepayment of Loans at a Specified Discount to par pursuant to Section 2.12(c)(ii).

“Borrower Solicitation of Discount Range Prepayment Offers” shall mean the solicitation by the Borrower of offers (such offers, “Discount Range Prepayment Offers”) for, and the corresponding acceptance by a Lender of, a voluntary prepayment of Loans at a specified range of discounts to par pursuant to Section 2.12(c)(iii).

“Borrower Solicitation of Discounted Prepayment Offers” shall mean the solicitation by the Borrower of offers (such offers, “Solicited Discounted Prepayment Offers”) for, and the subsequent acceptance, if any, by a Lender of, a voluntary prepayment of Loans at a discount to par pursuant to Section 2.12(c)(iv).

“Borrowing” shall mean a Revolving Credit Borrowing, a Swing Line Borrowing or a Term Borrowing, as the context may require.

“Borrowing Request” shall mean a request by the Borrower in accordance with the terms of Article II in relation to (i) a Revolving Credit Borrowing, substantially in the form set out in Exhibit C-1, (ii) a Swing Line Borrowing, substantially in the form set out in Exhibit C-2 or (iii) a Term Borrowing, substantially in the form set out in Exhibit C-3, or in each case, such other form as shall be approved by the Administrative Agent.

“Breakage Event” shall have the meaning assigned to such term in Section 2.16.

“Business Day” shall mean each day that is not a Saturday, Sunday or other day on which banking institutions in London, United Kingdom, or New York, New York, United States are authorized or required by law to close.

“Captive Insurance Affiliate” shall mean an Affiliate of the Borrower established for the purpose of, and to be engaged solely in the business of, insuring the businesses or facilities

10

owned or operated by Borrower or any of its Subsidiaries or Affiliates or joint ventures or to insure related or unrelated businesses.

“Cash Collateral” shall have the meaning assigned to such term in Section 2.26(g).

“Cash Collateralize” shall have the meaning assigned to such term in Section 2.26(g).

“Casualty Event” shall mean any event that gives rise to the receipt by the Borrower or any Restricted Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property.

“CERCLA” shall mean the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq.

“CERCLIS” shall mean the Comprehensive Environmental Response, Compensation, and Liability Information System maintained by the United States Environmental Protection Agency.

“Change in Law” shall mean the occurrence, after the date of this Agreement, of any of the following:  (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.  For purposes of this definition, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all rules, regulations, orders, requests, guidelines or directives thereunder or in connection therewith and all requests, rules, guidelines or directives concerning capital adequacy known as “Basel III” and promulgated either by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or by the United States or foreign regulatory authorities pursuant thereto, are deemed to have been adopted and gone into effect after the date of this Agreement.

“Charges” shall have the meaning assigned to such term in Section 9.09.

“Class” shall mean (i) with respect to Commitments or Loans, those of such Commitments or Loans that have the same terms and conditions (without regard to differences in the Type of Loan, Interest Period, upfront fees, OID or similar fees paid or payable in connection with such Commitments or Loans, or differences in tax treatment (e.g., “fungibility”)); provided that such Commitments or Loans may be designated in writing by the Borrower and Lenders holding such Commitments or Loans as a separate Class from other Commitments or Loans that have the same terms and conditions and (ii) with respect to Lenders, those of such Lenders that have Commitments or Loans of a particular Class.

“Closing Date” shall mean the date on which the Acquisition is consummated in accordance with the terms of the Acquisition Agreement; provided that the Funding Date shall have occurred on or prior to such date.

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“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder (unless otherwise provided herein).

“Collateral” shall mean any and all “Collateral”, “Pledged Assets”, “Charged Property”, “Charged Assets” and “Assigned Property” as defined in any applicable Security Document (or any similar or equivalent term used or referred to in any applicable Security Document) and all other property that is or is intended under the terms of the Security Documents to be subject to Liens in favor of the Administrative Agent or the Security Agent.

“Co-Documentation Agents” shall mean Crédit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., Royal Bank of Canada, Société Générale, TD Securities (USA) LLC and The Bank of Nova Scotia, in their capacity as co-documentation agents with respect to this Agreement.

“Co-Syndication Agents” shall mean Barclays Bank PLC and BNP Paribas Securities Corp., in their capacity as co-syndication agents with respect to this Agreement.

“Commitment” shall mean a Revolving Credit Commitment or a Term Commitment, as the context may require.

“Commitment Termination Date” shall mean the earliest to occur of (i) (x) with respect to the Initial Term Loan Commitments, the date of the consummation of the Acquisition and (y) with respect to the Initial Revolving Credit Commitments, the date of consummation of the Acquisition without utilization of Loans; (ii) valid termination of the Acquisition Agreement; (iii) Target announcing that it has entered into a sale and purchase agreement with respect to the Target Group with a bidder other than the Purchaser; or (iv) the Long Stop Date; provided that if earlier (and solely with respect to Initial Term Loan Commitments), the Funding Date shall be deemed to be the Commitment Termination Date.

“Communications” shall have the meaning assigned to such term in Section 9.01.

“Compliance Date” shall mean the last day of any Test Period (commencing with the first full fiscal quarter of the Borrower ending after the Closing Date) if on such day the Aggregate Revolving Credit Exposure exceeds $0 excluding, for purposes of calculating such Aggregate Revolving Credit Exposure any L/C Obligations (i) in respect of Cash Collateralized Letters of Credit and (ii) in respect of undrawn Letters of Credit in an aggregate amount not exceeding $15 million.

“Consolidated” shall mean, when used to modify a financial term, test, statement or report of a Person, the application or preparation of such term, test, statement or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial condition or operating results of such Person and its Subsidiaries.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

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“Credit Extension” shall mean each of the following:  (a) a Borrowing and (b) an L/C Credit Extension.

“Cure Amount” shall have the meaning assigned to such term in Section 7.03(a).

“Cure Expiration Date” shall have the meaning assigned to such term in Section 7.03(a).

“Current Assets” shall mean, at any time, the consolidated current assets (other than cash and Permitted Investments) of the Borrower.

“Current Liabilities” shall mean, at any time, the consolidated current liabilities of the Borrower at such time, but excluding, without duplication, (a) the current portion of any long-term Indebtedness (including the current portion of Capitalized Lease Obligations) and (b) any outstanding revolving loans and guarantees under any revolving credit facility entered into by the Borrower or any of its Subsidiaries from time to time.

“Declined Proceeds” shall have the meaning assigned to such term in Section 2.13(h).

“Default” shall mean any event which is, or after giving notice or with the passage of time or both would be, an Event of Default.

“Defaulting Lender” shall mean, subject to Section 2.25(b), any Lender that, as reasonably determined by the Administrative Agent (a) has refused (which refusal may be given verbally or in writing and has not been retracted) or failed to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of L/C Obligations or Swing Line Loans, which refusal or failure is not cured within one Business Day after the date of such refusal or failure, (b) has notified the Borrower or Administrative Agent that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder, (c) has failed, within three Business Days after request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations, or (d) has, or has a direct or indirect parent company that has, after the date of this Agreement, (i) become the subject of a proceeding under any Bankruptcy Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority

“Discount Prepayment Accepting Term Lender” shall have the meaning assigned to such term in Section 2.12(c)(ii)(B).

“Discount Range” shall have the meaning assigned to such term in Section 2.12(c)(iii)(A).

“Discount Range Prepayment Amount” shall have the meaning assigned to such term in Section 2.12(c)(iii)(A).

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“Discount Range Prepayment Offers” shall have the meaning assigned to such term in the definition of Borrower Solicitation of Discount Range Prepayment Offers.

“Discount Range Prepayment Response Date” shall have the meaning assigned to such term in Section 2.12(c)(iii)(A).

“Discount Range Proration” shall have the meaning assigned to such term in Section 2.12(c)(iii)(C).

“Discounted Prepayment Determination Date” shall have the meaning assigned to such term in Section 2.12(c)(iv)(C).

“Discounted Prepayment Effective Date” shall mean in the case of a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offer or Borrower Solicitation of Discounted Prepayment Offer, five (5) Business Days following the Specified Discount Prepayment Response Date, the Discount Range Prepayment Response Date or the Solicited Discounted Prepayment Response Date, as applicable, in accordance with Section 2.12(c)(ii)(A), Section 2.12(c)(iii)(A) or Section 2.12(c)(iv)(A), respectively, unless a shorter period is agreed to between the Borrower and the Auction Manager.

“Discounted Term Loan Prepayment” shall have the meaning assigned to such term in Section 2.12(c)(i).

“Disposition” or “Dispose” shall mean the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction and any sale, transfer, license or other disposition (whether in one transaction or in a series of transactions) of any property (including any Capital Stock) by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Disqualified Person” shall mean (a) any Person, other than a Loan Party, who has been identified to the Administrative Agent in writing on or prior to the Bank Meeting Date and posted to both the “Public Lender” and “Non-Public Lender” portions of the Platform subject to the confidentiality provisions thereof in accordance with Section 9.01 or otherwise made available to all Lenders (the “DQ List”), and any Affiliate of any such Person clearly identifiable as such ~~based~~ solely on the basis of the similarity of its name to any Person set forth on the DQ List (other than its financial investors and affiliated bona fide diversified debt funds that are not operating companies or affiliates of operating companies) and/or (b) any Person, other than a Loan Party, who directly provides products or services that are the same or substantially similar to the products or services provided by, and that constitute a material part of the business of, the Loan Parties taken as a whole, and any Affiliate of any such Person (other than its financial investors and affiliated bona fide diversified debt funds that are not operating companies or affiliates of operating companies), who has been identified to the Administrative Agent in writing from time to time and posted to both the “Public Lender” and “Non-Public Lender” portions of the Platform subject to the confidentiality provisions thereof in accordance with Section 9.01 or otherwise made available to all Lenders and, in the case of Persons and Affiliates of any Person (other than its financial investors and affiliated bona fide diversified debt funds

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that are not operating companies or affiliates of operating companies) identified to the Administrative Agent on or after the Bank Meeting Date, to the extent reasonably acceptable to the Administrative Agent.  ~~In~~Notwithstanding anything to the contrary herein, in no event shall the designation of a Person as a Disqualified Person apply (i) to disqualify any Person until three (3) Business Days after such Person shall have been identified in writing to the Administrative Agent via electronic mail submitted to JPMDQ_Contact@jpmorgan.com (or to such other address as the Administrative Agent may designate to the Borrower from time to time) (the “Designation Effective Date”), or (ii) retroactively to disqualify any ~~Lender as of the date of such designation.~~Person that, before the Designation Effective Date, has (1) acquired an assignment or participation interest under this Agreement or (2) entered into a trade to acquire an assignment or participation interest under this Agreement.

“Dollars” or “$” shall mean lawful money of the United States of America.

“Effective Date” shall mean the date on which the conditions precedent set forth in Section 4.01 have been satisfied, which date is October 9, 2015.

“Effective Date Financial Statements” shall mean (a) the Audited Financial Statements and (b) the unaudited consolidated balance sheets and unaudited condensed consolidated statements of income, and cash flow of Target Opco for the fiscal quarter ended June 30, 2015, and for the comparable period of the prior fiscal year as filed on Form 10-Q with the Securities and Exchange Commission.

“Eligible Assignee” shall mean any Person other than a natural Person or a Defaulting Lender that is (a) a Lender, an Affiliate of any Lender or a Related Fund (any two or more Related Funds being treated as a single Eligible Assignee for all purposes hereof) or (b) a commercial bank, insurance company, investment or mutual fund or other entity that is an “accredited investor” (as defined in Regulation D) and which extends credit or buys loans in the ordinary course; provided that notwithstanding anything herein to the contrary, “Eligible Assignee” shall not include any Person that is a Loan Party (other than the Borrower to the extent provided in Section 9.04(k)), any of the Loan Parties’ Affiliates (other than Affiliated Lenders to the extent provided in Section 9.04(l)), any Subsidiaries or any Disqualified Person.

“Employee Benefit Plan” shall mean any “employee benefit pension plan” as defined in Section 3(2) of ERISA that is subject to the provisions of Title IV or Section 302 of ERISA or Section 412 of the Code and which is or, within the six year period immediately preceding the Closing Date, was sponsored, maintained or contributed to by, or required to be contributed by, the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates.

“Environmental Laws” shall mean, with respect to any Person, any and all international, national, regional, local and other laws, rules, regulations, decisions and orders, in each case applicable to and legally binding on such Person, relating to the protection of human health and safety as related to hazardous materials exposure, the environment or hazardous or toxic substances or wastes, pollutants or contaminants.

“Environmental Liability” shall mean any liability, obligation, damage, loss, claim, action, suit, judgment, order, fine, penalty, fee, expense, or cost, contingent or otherwise

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(including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, or any other Loan Party resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, labeling, storage, treatment, disposal or recycling of, or presence of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permits” shall mean any permit and other authorization required under any Environmental Law for the operation of the business of any Loan Party or its Restricted Subsidiaries conducted on or from the properties owned or used by any Loan Party or its Restricted Subsidiaries.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

“ERISA Affiliate” shall mean, as applied to any Person, (a) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which that Person is a member; (b) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which that Person is a member; and (c) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Person, any corporation described in clause (a) above or any trade or business described in clause (b) above is a member.

“ERISA Event” shall mean (a) the occurrence of an act or omission which would reasonably be expected to give rise to the imposition on the Borrower or any of its Subsidiaries or any of their respective ERISA Affiliates of material fines, penalties, taxes or related charges under Chapter 43 of the Code or under Sections 409 or 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (b) the receipt by the Borrower, any of its Subsidiaries, or any of their respective ERISA Affiliates of written notice of the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against the Borrower or any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; or (c) receipt from the Internal Revenue Service of notice of the failure of any Employee Benefit Plan intended to be qualified under Section 401(a) of the Code to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any such Employee Benefit Plan to qualify for exemption from taxation under Section 501(a) of the Code.

“Escrow Guarantee Agreement” shall mean the guarantee agreement to be dated as of the Funding Date among the Escrow Guarantor and the other parties thereto, substantially in the form of Exhibit K hereto.

“Escrow Guarantor” shall mean Altice N.V.

“Escrow Termination Date” shall have the meaning assigned to such term in Section 2.13(i).

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“Eurodollar”, when used in reference to any Loan or Borrowing, denominated in dollars, shall refer to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Events of Default” shall have the meaning assigned to such term in Section 7.01 of this Agreement.

“Excess Cash Flow” shall mean, for any fiscal year of the Borrower (commencing with the first full fiscal year elapsed after the Closing Date):

(a)           the sum, without duplication, of (i) Consolidated EBITDA for such period, (ii) reductions to noncash working capital of the Borrower and its Restricted Subsidiaries for such period (i.e., the decrease, if any, in Current Assets minus Current Liabilities from the beginning to the end of such period) and (iii) expenses reducing (or excluded from) the calculation of Consolidated Net Income for such period with respect to amounts deducted in any prior calculation of Excess Cash Flow pursuant to clause (b)(iii), (vi), (vii) and (ix) below, and minus:

(b)           the sum, without duplication including with respect to amounts already reducing Consolidated Net Income and not added back to Consolidated EBITDA, of:

(i)            the amount of any Taxes payable in cash by the Borrower (or any direct or indirect parent thereof) with respect to the Borrower and the Restricted Subsidiaries with respect to such period;

(ii)           Consolidated Interest Expense for such period paid in cash;

(iii)          to the extent not deducted in a prior period pursuant to clause (b)(vii) below, capital expenditures made in cash during such period to the extent financed with Internally Generated Cash;

(iv)          (w) all scheduled principal payments and repayments of Indebtedness and the principal component of payments in respect of Capitalized Lease Obligations (other than Revolving Credit Loans if such scheduled payment and repayment does not occur at the final maturity thereof concurrently with the permanent termination of all commitments in respect thereof), (x) all voluntary prepayments of Indebtedness and the principal component of payments in respect of Capitalized Lease Obligations (other than Pari Passu Indebtedness) made in cash by the Borrower and the Restricted Subsidiaries during such period, but only to the extent that the Indebtedness so repaid by its terms cannot be reborrowed or redrawn and such repayments do not occur in connection with a refinancing of all or any portion of such Indebtedness, (y) the amount of a mandatory prepayment of Term Loans pursuant to Section 2.13(a) and any mandatory prepayment, repayment or redemption of Pari Passu Indebtedness pursuant to requirements under the agreements governing such Pari Passu Indebtedness similar to the requirements set forth in Section 2.13(a), to the extent required due to an Asset Disposition (or any disposition specifically excluded from the definition of the term “Asset Disposition”) that resulted in an increase to Consolidated EBITDA and not in excess of the amount of such increase, and (z) the aggregate amount of any premium, make-whole ~~or~~, penalty payments or the principal component of payments in respect of Capitalized Lease Obligations actually paid in

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cash by the Borrower and its Restricted Subsidiaries during such period that are required to be made in connection with any such prepayment of Indebtedness;

(v)           additions to noncash working capital for such period (i.e., the increase, if any, in Current Assets minus Current Liabilities from the beginning to the end of such period),

(vi)          to the extent not deducted in a prior period pursuant to clause (b)(vii) below, the amount of any cash expense, charge or other cost during such period related to any Equity Offering, Investment, acquisition, disposition, recapitalization or the Incurrence of any Indebtedness permitted by this Agreement (whether or not successful) (including any such fees, expenses or charges related to the Existing Transactions and the Transactions), in each case as determined in good faith by the Borrower to the extent financed with Internally Generated Cash;

(vii)         to the extent not deducted in a prior period pursuant to this clause (b)(vii), the aggregate amount of expenditures actually made by the Borrower and its Restricted Subsidiaries during such period, or at the option of the Borrower, after the end of such period and prior to the date upon which a mandatory prepayment for such period would be required under Section 2.13(c), in each case, from Internally Generated Cash (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period, are not deducted (or were excluded) in calculating Consolidated Net Income or were added back in calculating Consolidated EBITDA;

(viii)        an amount equal to (x) the amount of all non-cash credits included in arriving at Consolidated Net Income (but excluding any non-cash credit to the extent representing the reversal of an accrual or reserve for potential cash items in any future period) and (y) cash charges, losses or expenses excluded in arriving at Consolidated Net Income or added back in calculating Consolidated EBITDA;

(ix)          without duplication of any amount included in clause (iv) above, cash payments by the Borrower and its Restricted Subsidiaries during such period in respect of long-term liabilities (including pension and other post-retirement obligations) of the Borrower and its Restricted Subsidiaries (other than Indebtedness) to the extent such payments are not expensed during such period or are not deducted (or were excluded) in calculating Consolidated Net Income and financed with Internally Generated Cash;

(x)           to the extent added back to Consolidated EBITDA, the amount of management, monitoring, consultancy and advisory fees and related expenses paid in such period (or accruals relating to such fees and related expenses) to any Permitted Holder (whether directly or indirectly, through any Parent), financed with Internally Generated Cash;

(xi)          the amount of any Restricted Payment made during such period by the Borrower or any Restricted Subsidiary thereof with Internally Generated Cash pursuant to Section 4.05(b)(6), (7), (9), (10), (11), (13), (15), (17), (18), (19)~~(a), (19)(b)~~, (21) and (22) of Article IV in Annex I hereof;

(xii)         without duplication of amounts deducted from Excess Cash Flow in prior periods and, at the option of the Borrower, the aggregate consideration required to be paid in cash by the Borrower and its Restricted Subsidiaries pursuant to binding contracts entered into

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prior to or during such period relating to acquisitions or capital expenditures, to the extent expected to be consummated or made, in each case during the period of four consecutive fiscal quarters of the Borrower following the end of such period, and expected in good faith to be financed with Internally Generated Cash; and

(xiii)        cash expenditures in respect of Hedging Obligations during such period to the extent not deducted (or were excluded) in arriving at Consolidated Net Income or added back to Consolidated EBITDA, to the extent financed with Internally Generated Cash.

“Excluded Taxes” shall mean, with respect to the Administrative Agent or any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) Taxes imposed on (or measured by) net income (however denominated), franchise Taxes, branch profits Taxes or any similar Tax, (i) by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or (ii) that are Other Connection Taxes, (b) any withholding taxes attributable to the Lender’s failure to comply with Section 2.20(e) or (f); (c) in the case of a Lender, U.S. federal withholding Taxes that are (or would be) required to be withheld pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.21) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.20, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office; (d) U.S. backup withholding Taxes; and (e) any Taxes imposed under FATCA.

“Existing Target Opco Credit Agreement” shall mean the Credit Agreement dated as of April 17, 2013 among Target Opco, certain subsidiaries of Target Opco, the lenders party thereto, Bank of America, N.A. as administrative agent, and the other agents and parties party thereto.

“Existing Transactions” shall mean (a) the transactions described in Annex III, (b) the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party and the making of the Borrowings hereunder, (c) the payment of fees and expenses in connection with any of the foregoing and (d) any transactions reasonably related to the foregoing.

“Expiring Credit Commitment” shall have the meaning assigned to such term in Section 2.27(g).

“Extended Class” shall have the meaning assigned to such term in Section 2.23(a).

“Extended Revolving Credit Commitments” shall have the meaning assigned to such term in Section 2.23(a).

“Extended Term Loans” assigned to such term in Section 2.23(a).

“Extending Lender” shall have the meaning assigned to such term in Section 2.23(b).

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“Extension Amendment” shall have the meaning assigned to such term in Section 2.23(c).

“Extension Election” shall have the meaning assigned to such term in Section 2.23(b).

“Extension Request” shall have the meaning assigned to such term in Section 2.23(a).

“Facility Guaranty” shall mean the Facility Guaranty made by the Guarantors in favor of the Administrative Agent and the other Secured Parties, substantially in the form of Exhibit F-1 hereto, or in another form reasonably satisfactory to the Administrative Agent and the Borrower.

“FATCA” shall mean

(a)           current Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future associated regulations or official interpretations thereof;

(b)           any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction, which (in either case) facilitates the implementation of paragraph (a) above; or

(c)           any agreement (including any intergovernmental agreement) pursuant to the implementation of paragraphs (a) or (b) above with the IRS, the US government or any governmental or taxation authority in any other jurisdiction.

“FCPA” shall have the meaning assigned to such term in Section 3.27.

“Federal Funds Effective Rate” shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it; provided that if the Federal Funds Effective Rate is less than zero, it shall be deemed to be zero for the purposes of this Agreement.

“Fees” shall mean the Administrative Agent Fees.

“Financial Covenant” shall have the meaning ascribed to it in Section 5.18.

“First Incremental Assumption Agreement” shall mean that certain Incremental Loan Assumption Agreement, dated as of June 21, 2016, by and among, inter alios, Target Opco (as successor by merger to Merger Sub), the other Loan Parties party thereto, the Administrative Agent, Goldman Sachs Bank USA and Morgan Stanley Senior Funding, Inc.

“Foreign Lender” shall mean a Lender that is not a U.S. Person.

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“Fronting Exposure” shall mean, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Pro Rata Share of the Outstanding Amount of L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Pro Rata Share of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

“Funding Date” shall mean the date on which the conditions precedent set forth in Section 4.02 have been satisfied.

“GAAP” shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institution of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standard Boards or in such other statement by such other entity as have been approved by a significant segment of the accounting profession, and in effect on the date hereof, or, with respect to Section 4.10 of Annex I as in effect from time to time; ~~and~~ provided ~~further~~ that, at any time after the Closing Date, the Borrower may make an irrevocable election to establish that “GAAP” shall mean GAAP as in effect on a date that is on or prior to the date of such election; and provided further that the Borrower may elect to apply IFRS in lieu of GAAP and, upon any such election, references herein to GAAP shall thereafter be construed to mean IFRS as in effect (except as otherwise provided for in this Agreement) on the date of such election or, with respect to Section 4.10 as in effect from time to time; provided further that any such election, once made, shall be irrevocable and that upon first reporting its fiscal year results under IFRS, it shall restate its financial statements on the basis of IFRS for the fiscal year ending immediately prior to the first fiscal year for which financial statements have been prepared on the basis of IFRS.  The Borrower shall give notice of any such election to the Administrative Agent.

“Governmental Authority” shall mean the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Granting Lender” shall have the meaning assigned to such term in Section 9.04(i).

“Group Member” shall mean the Borrower or any Restricted Subsidiary thereof, and “Group” shall mean, collectively, the Borrower and its Restricted Subsidiaries.

“Guarantor” shall mean each Person from time to time party to the Facility Guaranty, in its capacity as a guarantor of the Obligations and its respective successors and assigns, until the Loan Guarantee of such Person has been released in accordance with the provisions of this Agreement.

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“Hazardous Materials” shall mean all chemicals, materials, substances or wastes of any nature that are listed, classified, regulated, characterized or otherwise defined as “hazardous,” “toxic,” “radioactive,” a “pollutant,” a “contaminant,” or terms of similar intent or meaning, by any Governmental Authority or that are otherwise prohibited, limited or regulated pursuant to any Environmental Law, including petroleum or petroleum distillates, friable asbestos or friable asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes.

“Hedge Counterparty” shall mean each Person that is (a) a counterparty to a Swap Contract as of the Closing Date or (b) an Agent or Lender or any Affiliate of an Agent or Lender counterparty to a Swap Contract (including any Person who was an Agent or Lender (or any Affiliate thereof) as of the Closing Date or the date it enters into such Swap Contract but subsequently ceases to be an Agent or Lender (or Affiliate thereof)).

“Honor Date” shall have the meaning assigned to such term in Section 2.26(c)(i).

“Identified Participating Term Lenders” shall have the meaning assigned to such term in Section 2.12(c)(iii)(C).

“Identified Qualifying Term Lenders” shall have the meaning assigned to such term in Section 2.12(c)(iv)(C).

“IFRS” shall mean International Financial Reporting Standards as issued by the International Accounting Standards Board or any successor board or agency as endorsed by the European Union.

“Immaterial Subsidiary” shall mean, as of any date of determination, any Restricted Subsidiary that holds no more than 3% of the Total Assets of the Borrower and the Restricted Subsidiaries taken as a whole; provided, however, that if all of such Immaterial Subsidiaries in the aggregate hold assets in excess of 3% of the Total Assets of the Borrower and the Restricted Subsidiaries then only the Restricted Subsidiaries with the smallest percentage of assets of the Borrower and the Restricted Subsidiaries (not exceeding 3% individually or in the aggregate) would constitute “Immaterial Subsidiaries.”

“Incremental Facility Closing Date” shall have the meaning assigned to such term in Section 2.22(a).

“Incremental Lenders” shall mean collectively the Incremental Term Lenders and the Incremental Revolving Credit Lender.

“Incremental Loan Amount” shall mean, at any time, an amount not to exceed the amount of Indebtedness permitted to be incurred by the Borrower at such time pursuant to Section 4.04(a), 4.04(b)(1) and 4.04(b)(16) of Annex I to this Agreement.

“Incremental Loan Assumption Agreement” shall mean an Incremental Loan Assumption Agreement among, and in form and substance reasonably satisfactory to, the Borrower, the Administrative Agent and one or more Incremental Lenders.

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“Incremental Loan Commitment” shall have the meaning ascribed to such term in Section 2.22(a).

“Incremental Loan Maturity Date” shall mean the final maturity date of any Incremental Term Loan or Incremental Revolving Credit Commitment, as set forth in the applicable Incremental Loan Assumption Agreement.

“Incremental Loans” shall have the meaning ascribed to such term in Section 2.22(a).

“Incremental Revolving Credit Lender” shall mean a Lender with an Incremental Revolving Credit Commitment or an outstanding Revolving Credit Loan.

“Incremental Revolving Credit Commitments” shall have the meaning assigned to such term in Section 2.22(a).

“Incremental Revolving Loan” shall have the meaning assigned to such term in Section 2.22(a).

“Incremental Term Lender” shall mean a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

“Incremental Term Loan Commitments” shall have the meaning assigned to such term in Section 2.22(a).

“Incremental Term Loan Repayment Dates” shall mean the dates scheduled for the repayment of principal of any Incremental Term Loan, as set forth in the applicable Incremental Loan Assumption Agreement.

“Incremental Term Loan Commitments” shall have the meaning assigned to such term in Section 2.22(a).

“Incremental Term Loan” shall have the meaning assigned to such term in Section 2.22(a).

“Indemnified Taxes” shall mean (i) Taxes other than Excluded Taxes and (ii) to the extent not otherwise described in clause (i) above, Other Taxes.

“Indemnitee” shall have the meaning assigned to such term in Section 9.05(b).

“Information” shall have the meaning assigned to such term in Section 9.16.

“Initial Lenders” shall mean JPM, Barclays Bank PLC, BNP Paribas, Crédit Agricole Corporate and Investment Bank, Deutsche Bank AG New York Branch, Royal Bank of Canada, Société Générale, Toronto Dominion (Texas) LLC, and The Bank of Nova Scotia.

“Initial Loan” shall mean an Initial Term Loan or an Initial Revolving Credit Loan.

“Initial Revolving Credit Commitment” shall mean, as to each Revolving Credit Lender, its Revolving Credit Commitment as of the Effective Date, as set forth opposite such Lender’s

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name in Schedule 2.01 under the caption “Initial Revolving Credit Commitment” or in the applicable Assignment and Acceptance, and as may be amended from time to time pursuant to the terms hereof.  The aggregate amount of Initial Revolving Credit Commitments as of the Effective Date is $2,000,000,000.00.

“Initial Revolving Credit Commitment Maturity Date” shall mean October 9, 2020.

“Initial Revolving Credit Loan” shall have the meaning assigned to such term in Section 2.01(b)(i).

“Initial Term Loan Commitment” shall mean, as to each Term Lender, its obligation to make an Initial Term Loan to the Borrower pursuant to Section 2.01(a) in an aggregate amount not to exceed the amount set forth opposite such Lender’s name in Schedule 2.01 under the caption “Initial Term Loan Commitment” or in the applicable Assignment and Acceptance.  The aggregate amount of the Initial Term Loan Commitments as of the Effective Date is $3,800,000,000.00.

“Initial Term Loan Maturity Date” shall mean October 9, 2022.

“Initial Term Loans” shall have the meaning assigned to such term in Section 2.01(a)(i).

“Intercreditor Agreement” shall mean an intercreditor agreement between the Administrative Agent, the Security Agent and the representatives of each other series of Pari Passu Indebtedness then outstanding and acknowledged by certain of the Loan Parties, substantially in the form of Exhibit D, or in another form reasonably satisfactory to the Administrative Agent and the Borrower.

“Interest Payment Date” shall mean (a) with respect to any ABR Loan, April 15th, July 15th , October 15th and January 15th and the Maturity Date provided that if such day is not a Business Day, the Interest Payment Date shall be the next succeeding Business Day and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration (other than the Initial Interest Period), each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing.

“Interest Period” shall mean, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one, two, three or six months (or 12 months if agreed to by all Lenders of such Loans and, with respect to a Eurodollar Borrowing on the Funding Date, the period (the “Initial Interest Period”) commencing on the Funding Date and ending on January 15, 2016, specified by the Borrower in a Borrowing Request) thereafter, as the Borrower may elect; provided, however, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar

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month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such date of such Interest Period and (c) no Interest Period for any Loan shall extend beyond the maturity date of such Loan.  Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.  For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Internal Control Event” shall mean a material weakness in, or fraud that involves senior management or other employees who have a significant role in, the Loan Parties or any of their Subsidiaries’ internal controls over financial reporting, in each case as described in the Securities Laws.

“Internally Generated Cash” shall mean, with respect to any Person, funds of such Person and its Restricted Subsidiaries not constituting (a) proceeds of the issuance of (or contributions in respect of) Capital Stock of such Person, (b) proceeds of the incurrence of Indebtedness (other than the incurrence of Revolving Loans, extensions of credit under any other revolving credit or similar facility or other short-term Indebtedness) by such Person or any of its Restricted Subsidiaries or (c) proceeds of Dispositions and Casualty Events.

“Interpolated Screen Rate” shall mean, in relation to any Loan, the rate which results from interpolating on a linear basis between:  (a) the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period of that Loan; and (b) the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period of that Loan, each as of 11:00 a.m. London time on the Quotation Day for the currency of that Loan.

“IRS” shall mean the United States Internal Revenue Service.

“ISP” shall mean, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“Issue Price” shall mean a price equal to 98.50% of the face value of the Initial Term Loans.

“Issuer Documents” shall mean with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Restricted Subsidiary) or in favor of the L/C Issuer and relating to such Letter of Credit.

“JPM” shall have the meaning assigned to such term in the introductory statement to this Agreement.

“Judgment Currency” shall have the meaning assigned to such term in Section 9.21.

“July 2016 Additional Revolving Loans” shall have the meaning assigned to “Additional Revolving Loans” in the Second Incremental Assumption Agreement.

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“June 2016 Additional Revolving Loans” shall have the meaning assigned to “Additional Revolving Loans” in the First Incremental Assumption Agreement.

“Latest Maturity Date” shall mean, at any date of determination, the latest maturity date applicable to any Class of Loans or Commitments with respect to such Loans or Commitments at such date of determination, including, for the avoidance of doubt, the latest maturity date of any Incremental Loans, Incremental Loan Commitments, Other Loans or Extended Term Loans, in each case, as extended from time to time in accordance with this Agreement.

“Laws” shall mean each international, foreign, Federal, state and local statute, treaty, rule, guideline, regulation, ordinance, code and administrative or judicial precedent or authority, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and each applicable administrative order, directed duty, request, license, authorization and permit of, and agreement with, any Governmental Authority, in each case whether or not having the force of law.

“L/C Advance” shall mean, with respect to each Revolving Credit Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share.

“L/C Borrowing” shall mean an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing.

“L/C Credit Extension” shall mean, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

“L/C Exposure” shall mean, as at any date of determination, the total L/C Obligations.  The L/C Exposure of any Revolving Credit Lender at any time shall be its Pro Rata Share of the total L/C Exposure at such time; provided that in the case of Section

2.01(b), Section 2.26(a)(i) and clause (iii) of the proviso to Section 2.27(a) when a Defaulting Lender shall exist, the L/C Exposure of any Revolving Credit Lender shall be adjusted to give effect to any reallocation effected in accordance with Section 2.25(c).

“L/C Issuer” shall mean JPM, Barclays Bank PLC, BNP Paribas, Crédit Agricole Corporate and Investment Bank, Deutsche Bank AG New York Branch, Royal Bank of Canada, Société Générale, ~~Toronto Dominion (Texas) LLC~~The Toronto-Dominion Bank, New York Branch, and The Bank of Nova Scotia (collectively, the “Initial L/C Issuers”), and any other Lender that becomes an L/C Issuer in accordance with Section 2.26(k), in its capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

“L/C Obligations” shall mean, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings.  For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 2.26.  For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn

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thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Lead Arrangers” shall mean J.P. Morgan Securities LLC (the “Lead Arranger Representative”), Barclays Bank PLC, BNP Paribas Securities Corp., Crédit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., Royal Bank of Canada, Société Générale, TD Securities (USA) LLC and The Bank of Nova Scotia, each in its capacity as lead bookrunner and lead arranger.

“Lenders” shall mean (a) the Persons listed on Schedule 2.01 (other than any such Person that has ceased to be a party hereto pursuant to an Assignment and Acceptance) and (b) any Person that has become a party hereto pursuant to an Assignment and Acceptance; and, in each case, as the context requires, includes an L/C Issuer and the Swing Line Lender.

“Letter of Credit” shall mean any letter of credit issued hereunder.  A Letter of Credit may be a standby letter of credit.

“Letter of Credit Application” shall mean an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the relevant L/C Issuer and reasonably satisfactory to the Borrower.

“Letter of Credit Expiration Date” shall mean the day that is five (5) Business Days prior to the scheduled Latest Maturity Date then in effect for the Participating Revolving Credit Commitments (taking into account the Maturity Date of any conditional Participating Revolving Credit Commitment that will automatically go into effect on or prior to such Maturity Date (or, if such day is not a Business Day, the next preceding Business Day)).

“Letter of Credit Sublimit” shall mean, at any time, an amount equal to the lesser of (a) $150,000,000.00 (as may be adjusted pursuant to Section 2.26) and (b) the aggregate amount of the Participating Revolving Credit Commitments at such time.  The Letter of Credit Sublimit is part of, and not in addition to, the Participating Revolving Credit Commitments.

“Letter of Credit Issuer Sublimit” shall mean, at any time, with respect to (a) each of Barclays Bank PLC, BNP Paribas, Crédit Agricole Corporate and Investment Bank, Deutsche Bank AG New York Branch, Royal Bank of Canada, Société Générale, ~~Toronto Dominion (Texas) LLC~~The Toronto-Dominion Bank, New York Branch, and The Bank of Nova Scotia, $50,000,000, (b) JPM, $25,000,000 and (c) any other Person that is a L/C Issuer, such other amount as may be agreed between such other L/C Issuer and the Borrower at the time such Person becomes a L/C Issuer.

“LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the commencement of such Interest Period (a) by reference to ICE Benchmark Administration LIBOR Rate for deposits in dollars (as set forth by any commercially available source providing quotations of LIBOR selected by the Administrative Agent) for a period equal to such Interest Period; or (b) if the rate in clause (a) is unavailable for the Interest Period, the Interpolated Screen Rate or (c) if the rate in clauses (a) and (b) are unavailable, the “LIBO Rate” shall be the interest rate per annum determined by the

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Administrative Agent to be the average of the rates per annum at which deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the beginning of such Interest Period.

“Limited Condition Acquisition” shall have the meaning assigned to such term in the definition of “Limited Condition Transaction”.

“Limited Condition Transaction” shall mean (i) any acquisition of any assets, business or Person or other investment permitted hereunder by one or more of the Borrower and its Restricted Subsidiaries ~~of any assets, business or Person~~ whose consummation is not conditioned on the availability of, or on obtaining, third party financing (any such acquisition, a “Limited Condition Acquisition”) and (ii) any ~~repayment~~redemption, repurchase ~~or refinancing~~, defeasance, satisfaction and discharge or repayment of Indebtedness ~~with respect to which an~~requiring irrevocable notice ~~of~~in advance of such redemption, repurchase, defeasance, satisfaction and discharge or repayment ~~(or similar irrevocable notice) has been delivered~~.

“Loan Documents” shall mean, in each case on and after the execution thereof, this Agreement, the Facility Guaranty, the Intercreditor Agreement, any Additional Intercreditor Agreement, the Security Documents, each Incremental Loan Assumption Agreement, each Refinancing Amendment, each Extension Amendment, the promissory notes, if any, executed and delivered pursuant to Section 2.04(e) and together with all schedules, exhibits, annexes and other attachments thereto.

“Loan Escrow Account” shall mean the escrow account into which the Loan Escrowed Proceeds will be deposited pursuant to the Loan Escrow Agreement.

“Loan Escrow Agent” shall mean Deutsche Bank Trust Company Americas as escrow agent under the Loan Escrow Agreement.

“Loan Escrow Agreement” shall mean the escrow agreement to be dated as of the Funding Date among, inter alios, the Borrower, the Security Agent and the Loan Escrow Agent substantially in the form of Exhibit F-3 hereto.

“Loan Escrowed Proceeds” shall mean the proceeds from the Initial Term Loans which will be deposited into the Loan Escrow Account on the Funding Date pursuant to the Loan Escrow Agreement.  The term “Loan Escrowed Proceeds” shall include any interest earned on the amounts held in escrow.

“Loan Parties” shall mean, collectively, the Borrower and the Guarantors.

“Loans” shall mean any Initial Loans, Other Loans, Incremental Loans, Extended Term Loans, Refinancing Loans or Swing Line Loans, as the context may require.

“Long Stop Date” shall mean December 16, 2016.

“Major Representations” shall mean those representations and warranties made by the Borrower in Sections 3.01(a) (with respect to the organizational existence of the Loan Parties

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only), 3.01(b)(y), 3.02(a)(i), 3.02(b)(i), 3.04, 3.14, 3.20(a), 3.26(a) and the second sentence of Section 3.27 (in the case of Section 3.26(a) and 3.27 solely with respect to the use of the proceeds of the Initial Term Loans).

“Master Agreement” shall have the meaning assigned to such term in the definition of “Swap Contract.”

“Material Adverse Effect” shall mean (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties or condition (financial or otherwise) of the Loan Parties and their Subsidiaries taken as a whole; (b) a material impairment of the ability of the Loan Parties to perform their obligations under the Loan Documents; or (c) a material impairment of the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents or a material adverse effect upon the legality, validity, binding effect or enforceability against the Loan Parties of the Loan Documents.  In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event in and of itself does not have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events described in the applicable provision since the applicable date would result in a Material Adverse Effect.

“Material Contract” shall mean with respect to any Loan Party, each contract or agreement to which such Loan Party is a party that is deemed to be a material contract or material definitive agreement under any Securities Laws, including the types of contracts specified in item 601(b)(10)(ii) of Regulation S-K, and in the event that at any time hereafter the Borrower ceases to be required to comply with the Securities Laws, then the same definitions shall continue to apply for purposes of this Agreement and the other Loan Documents.

“Material Indebtedness” shall mean any Indebtedness (other than the Obligations) of the Loan Parties in an aggregate principal amount exceeding $25 million.  For purposes of determining the amount of Material Indebtedness at any time, (a) the amount of the obligations in respect of any Swap Contract at such time shall be calculated at the Swap Termination Value thereof, (b) undrawn committed or available amounts shall be included and (c) all amounts owing to all creditors under any combined or syndicated credit arrangement shall be included.

“Material Subsidiary” shall mean each Restricted Subsidiary other than an Immaterial Subsidiary.

“Maturity Date” shall mean (a) the Initial Term Loan Maturity Date; (b) the Initial Revolving Credit Commitment Maturity Date; (c) with respect to any Class of Extended Term Loans or Extended Revolving Credit Commitments, the final maturity date as specified in the applicable Extension Request accepted by the respective Lender or Lenders, (d) with respect to any Refinancing Term Loans or Refinancing Revolving Credit Commitments, the final maturity date as specified in the applicable Refinancing Amendment, and (e) with respect to any Incremental Loans or Incremental Revolving Credit Commitments, the final maturity date as specified in the applicable Incremental Loan Assumption Agreement.

“Maximum Rate” shall have the meaning assigned to such term in Section 9.09.

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“Merger Sub” shall have the meaning assigned to such term in the introductory statement to this Agreement.

“Moody’s” shall mean Moody’s Investors Service, Inc., or any successor thereto.

“Multiemployer Plan” shall mean any “multiemployer plan” as defined in Section 3(37) of ERISA.

“Non-Defaulting Lender” shall mean, at any time, a Lender that is not a Defaulting Lender.

“Non-Expiring Credit Commitment” shall have the meaning assigned to such term in Section 2.27(g).

“Non-Extended Class” shall have the meaning assigned to such term in Section 2.23(a).

“Non-Extended Revolving Credit Commitments” shall have the meaning assigned to such term in Section 2.23(a)

“Non-Extended Term Loans” shall have the meaning assigned to such term in Section 2.23(a).

“Non-extension Notice Date” shall have the meaning assigned to such term in Section 2.26(b)(iii).

“NPL” shall mean the National Priorities List under CERCLA.

“Obligations” shall mean all obligations, liabilities and indebtedness of every kind, nature and description owing by any Loan Party to any Secured Party, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, arising under any of the Loan Documents, the Swap Contracts or the Treasury Services Agreements (as applicable) whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Loan Documents, the Swap Contracts or the Treasury Services Agreements (as applicable) or after the commencement of any case with respect to any Loan Party under the Bankruptcy Code or any other Bankruptcy Law or any other insolvency proceeding (and including any principal, interest, Letter of Credit fees, fees, costs, expenses and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured.

“OFAC” shall mean the Office of Foreign Assets Control of the United States Department of the Treasury.

“Offered Amount” shall have the meaning assigned to such term in Section 2.12(c)(iv)(A).

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“Offered Discount” shall have the meaning assigned to such term in Section 2.12(c)(iv)(A).

“Offering Memorandum” means the offering memorandum in relation to the Existing Senior Guaranteed Notes and the Senior Notes issued on the Original Issue Date.

“OID” shall mean original issue discount.

“Organization Documents” shall mean, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-US jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity; and (d) in each case, all shareholder or other equity holder agreements, voting trusts and similar arrangements to which such Person is a party.

“Original Class” shall have the meaning assigned to such term in Section 2.23(a).

“Original Revolving Credit Commitments” shall have the meaning assigned to such term in Section 2.23(a).

“Original Term Loans” shall have the meaning assigned to such term in Section 2.23(a).

“Other Connection Taxes” shall mean, with respect to any Lender or the Administrative Agent, Taxes imposed as a result of a present or former connection between such Lender or Administrative Agent, as applicable, and the jurisdiction imposing such Tax (other than connections arising solely from such Lender or Administrative Agent, as applicable, having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document.

“Other Loans” shall have the meaning assigned to such term in Section 2.22(a).

“Other Revolving Credit Loan Commitments” shall have the meaning assigned to such term in Section 2.22(b).

“Other Revolving Credit Loans” shall have the meaning assigned to such term in Section 2.22(b).

“Other Taxes” shall mean any and all present or future stamp or documentary, intangible, recording, filing Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document except any such Taxes that are Other Connection Taxes imposed with respect to an assignment, grant of a participation,

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designation of a new office for receiving payments by or on account of the Borrower or other transfer (other than an assignment or designation of a new office made pursuant to Section 2.21).

“Other Term Loans” shall have the meaning assigned to such term in Section 2.22(b).

“Outstanding Amount” shall mean (a) with respect to the Term Loans, Revolving Credit Loans and Swing Line Loans on any date, the outstanding amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans, Revolving Credit Loans (including any refinancing of outstanding Unreimbursed Amounts under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing) and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the outstanding amount thereof on such date after giving effect to any related L/C Credit Extension occurring on such date and any other changes thereto as of such date, including as a result of any reimbursements of outstanding Unreimbursed Amounts under related Letters of Credit (including any refinancing of outstanding Unreimbursed Amounts under related Letters of Credit or related L/C Credit Extensions as a Revolving Credit Borrowing) or any reductions in the maximum amount available for drawing under related Letters of Credit taking effect on such date.

“Pari Passu Indebtedness” shall mean (1) other than for purposes of the defined term “Intercreditor Agreement”, the New Senior Guaranteed Notes ~~and~~, the Existing Senior Guaranteed Notes and, in each case, any Refinancing Indebtedness in respect thereof and (2) (a) with respect to the Borrower, any Indebtedness that ranks pari passu in right of payment and security to the Loans; and (b) with respect to the Guarantors, any Indebtedness that ranks pari passu in right of payment and security to such Guarantor’s Guarantee of the Loans.

“Pari Ratable Share” shall mean, as of any date of determination, (a) with respect to the Term Loans, a function, the numerator of which is the aggregate principal amount of the Term Loans and the denominator of which is the total aggregate principal amount of all then outstanding Pari Passu Indebtedness and Term Loans and (b) with respect to any other class of Pari Passu Indebtedness, a function, the numerator of which is the aggregate principal amount of such class of Pari Passu Indebtedness and the denominator of which is the total aggregate principal amount of all then outstanding Pari Passu Indebtedness and Term Loans.

“Participant Register” shall have the meaning assigned to such term in Section 9.04(f).

“Participating Term Lender” shall have the meaning assigned to such term in Section 2.12(c)(iii)(B).

“Participating Revolving Credit Commitments” shall mean (a) the Initial Revolving Credit Commitments (including any Extended Revolving Credit Commitments in respect thereof) and (b) those additional Revolving Credit Commitments (and Extended Revolving Credit Commitments in respect thereof) established pursuant to an Incremental Loan Assumption Agreement or Refinancing Amendment for which an election has been made to include such Commitments for purposes of the issuance of Letters of Credit or the making of Swing Line Loans; provided, that, with respect to clause (b), the effectiveness of such election may be made conditional upon the maturity of one or more other Participating Revolving Credit Commitments.  At any time at which there is more than one Class of Participating Revolving

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Credit Commitments outstanding, the mechanics and arrangements with respect to the allocation of Letters of Credit and Swing Line Loans among such Classes will be subject to procedures agreed to by the Borrower and the Administrative Agent.

“Participating Revolving Credit Lender” shall mean any Lender holding a Participating Revolving Credit Commitment.

“PBGC” shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

“PCAOB” shall mean the Public Company Accounting Oversight Board.

“Person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, limited partnership, Governmental Authority or other entity.

“Platform” shall have the meaning assigned to such term in Section 9.01.

“Pledge Agreement” shall mean the Pledge Agreement made by the Loan Parties in favor of the Administrative Agent and the other Secured Parties, substantially in the form of Exhibit F-2 hereto, or in another form reasonably satisfactory to the Administrative Agent and the Borrower.

“Pledge Supplement” shall mean an agreement, substantially in the form of Exhibit A to the Pledge Agreement, or in another form reasonably satisfactory to the Administrative Agent and the Borrower, pursuant to which a Subsidiary becomes a party to, and bound by, the terms of the Pledge Agreement.

“Pledgor” shall mean each Person from time to time party to the Pledge Agreement, in its capacity as a pledgor thereunder.

“Pre-Closing Revolving Available Amount” shall mean $150,000,000.

“Prime Rate” shall mean the rate of interest per annum determined from time to time by JPM as its prime rate in effect at its principal office in New York City and notified to the Borrower.

“Pro Rata Share” shall mean, at any time, (a) with respect to all payments, computations and other matters relating to the Term Loans or Term Commitments of any Class held by any Lender, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Term Loans, and if applicable, Term Commitments of such Class held by such Lender at such time and the denominator of which is the aggregate amount of all Term Loans, and if applicable, all Term Commitments of such Class at such time, (b) with respect to all payments, computations and other matters (including participation in Letters of Credit) relating to the Revolving Credit Loans or Revolving Credit Commitments of any Class held by any Lender, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Revolving Credit Commitments of such Class held by such Lender at such time and the denominator of which is the aggregate amount of all Revolving Credit Commitments of such Class at such time (provided that if such

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Revolving Credit Commitments have been terminated, then the Pro Rata Share of such Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof) and (c) for all other purposes, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the aggregate amount of the Term Loans, and if applicable, Term Commitments, of each Class, and of the Revolving Credit Commitments of each Class, in each case held by such Lender at such time and the denominator of which is the aggregate amount of all Term Loans, and if applicable, all Term Commitments, of each Class, and of all Revolving Credit Commitments of each Class at such time (provided that if the Commitments of any Class have been terminated, then the Pro Rata Share of such Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof).  During any period in which there is a Defaulting Lender, for purposes of the defined term “L/C Advance” and Sections 2.05(a), 2.26(d)(ii) and 2.27(d)(ii), each Participating Revolving Credit Lender’s Pro Rata Share shall be adjusted to give effect to any reallocation effected in accordance with Section 2.25(c).

“Public Lender” shall have the meaning assigned to such term in Section 9.01.

“Qualifying Term Lender” shall have the meaning assigned to such term in Section 2.12(c)(iv)(C).

“Quotation Day” shall mean, in relation to any period for which interest is to be determined, two Business Days before the first day of that period.

“Real Estate” shall mean all right, title, and interest (including any leasehold, fee, mineral or other estate) in and to any and all parcels of or interests in real property owned, leased or operated by the Borrower, any Group Member or any of their Subsidiaries, whether by lease, license or other means, and the buildings, structures, parking areas and other improvements thereon, now or hereafter owned by the Borrower, any Group Member or any of their Subsidiaries, including all fixtures, easements, hereditaments, appurtenances, rights-of-way and similar rights relating thereto and all leases, tenancies and occupancies thereof now or hereafter owned by the Borrower, any Group Member or any of their Subsidiaries.

“Refinanced Debt” shall have the meaning assigned to such term in Section 2.24(a).

“Refinancing Amendment” shall have the meaning assigned to such term in Section 2.24(f).

“Refinancing Commitments” shall have the meaning assigned to such term in Section 2.24(a).

“Refinancing Facility Closing Date” shall have the meaning assigned to such term in Section 2.24(d).

“Refinancing Lenders” shall have the meaning assigned to such term in Section 2.24(c).

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“Refinancing Loan” shall mean Refinancing Term Loan and Refinancing Revolving Loans.

“Refinancing Loan Request” shall have the meaning assigned to such term in Section 2.24(a).

“Refinancing Revolving Credit Commitments” shall have the meaning assigned to such term in Section 2.24(a).

“Refinancing Revolving Credit Lender” shall have the meaning assigned to such term in Section 2.24(c).

“Refinancing Revolving Loan” shall have the meaning assigned to such term in Section 2.24(b).

“Refinancing Term Commitments” shall have the meaning assigned to such term in Section 2.24(a).

“Refinancing Term Lender” shall have the meaning assigned to such term in Section 2.24(c).

“Refinancing Term Loan” shall have the meaning assigned to such term in Section 2.24(b).

“Register” shall have the meaning assigned to such term in Section 9.04(d).

“Registered Public Accounting Firm” shall have the meaning specified by the Securities Laws and shall be independent of the Borrower, any Group Member and their Subsidiaries as prescribed by the Securities Laws.

“Regulation D” shall mean Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation T” shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Fund” shall mean, with respect to any Lender that is a fund or commingled investment vehicle that invests in bank loans, any other fund that invests in bank loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

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“Related Parties” shall mean, with respect to any Person, such Person’s Affiliates and the partners, members, controlling persons, directors, officers, employees, agents, advisors, representatives and successors and assigns of such Person and of such Person’s Affiliates.

“Release” shall have the meaning assigned to such term in Section 101(22) of CERCLA.

“Rejection Notice” shall have the meaning assigned to such term in Section 2.13(h).

“Repayment Date” shall have the meaning given such term in Section 2.11(a).

“Repricing Transaction” shall mean (a) the prepayment, refinancing, substitution or replacement of all or a portion of the Initial Term Loans with the incurrence by the Borrower or any Subsidiary of any senior secured loan financing, the primary purpose of which (as determined in good faith by the Borrower) is to reduce the All-In Yield of such debt financing relative to the Initial Term Loans so repaid, refinanced, substituted or replaced and (b) any amendment to this Agreement the primary purpose of which is to reduce the All-In Yield applicable to the Loans; provided that any refinancing or repricing of Initial Term Loans in connection with (i) any Public Offering, (ii) any acquisition the aggregate consideration with respect to which equals or exceeds $50,000,000 or (c) a transaction that would result in a Change of Control shall not constitute a Repricing Transaction.

“Request for Credit Extension” shall mean (a) with respect to a Borrowing, continuation or conversion of Term Loans, Revolving Credit Loans or Swing Line Loans, a Borrowing Request, and (b) with respect to an L/C Credit Extension, a Letter of Credit Application.

“Required Class Lenders” shall mean, as of any date of determination, with respect to one or more Classes, Lenders having more than 50% of the sum of the (a) Total Outstandings under such Class or Classes (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans, if applicable, under such Class or Classes being deemed “held” by such Lender for purposes of this definition) and (b) aggregate unused Commitments under such Class or Classes; provided that the unused Commitment of, and the portion of the Total Outstandings held under such Class or Classes, or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Class Lenders.

“Required Lenders” shall mean, as of any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition), (b) aggregate unused Term Commitments and (c) aggregate unused Revolving Credit Commitments; provided that the unused Term Commitment and unused Revolving Credit Commitment of, and the portion of the Total Outstandings held, or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Required Revolving Credit Lenders” shall mean, as of any date of determination, Revolving Credit Lenders under the Revolving Credit Commitments (including, for purposes of this definition of “Required Revolving Credit Lenders” (x) any Extended Revolving Credit Commitments in respect thereof, and (y) ~~and~~ Incremental Revolving Credit Commitments and

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(z) Refinancing Revolving Credit Commitments in respect thereof) having more than 50% of the sum of the (a) Outstanding Amount of all Revolving Credit Loans, Swing Line Loans and all L/C Obligations (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition) under the Initial Revolving Credit Commitments and (b) aggregate unused Revolving Credit Commitments; provided that unused Revolving Credit Commitments of, and the portion of the Outstanding Amount of all Revolving Credit Loans, Swing Line Loans and all L/C Obligations held, or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Credit Lenders.

“Responsible Officer” shall mean the chief executive officer, chief financial officer, vice president of tax, controller, treasurer, assistant treasurer, secretary, assistant secretary of a Loan Party or, with the consent of the Administrative Agent, any of the other individuals designated in writing to the Administrative Agent by an existing Responsible Officer of a Loan Party as an authorized signatory of any certificate or other document to be delivered hereunder.

“Restricted Subsidiary” shall mean any Subsidiary of the Borrower that is not an Unrestricted Subsidiary.

“Revolving Credit Borrowing” shall mean a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of Eurodollar Loans, having the same Interest Period, made by each of the Revolving Credit Lenders pursuant to Section 2.01(b).

“Revolving Credit Commitment” shall mean, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrower, (b) purchase participations in L/C Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, as such commitment may be (x) reduced from time to time pursuant to Section 2.09 and (y) reduced or increased from time to time pursuant to (i) assignments by or to such Revolving Credit Lender pursuant to an Assignment and Acceptance, (ii) an Incremental Loan Assumption Agreement, (iii) a Refinancing Amendment or (iv) an Extension Amendment.  The amount of each Revolving Credit Lender’s Commitment as of the Funding Date is its Initial Revolving Credit Commitment, as may be amended pursuant to any Incremental Loan Assumption Agreement, Extension Amendment or Refinancing Amendment pursuant to which such Lender shall have assumed, increased or decreased its Revolving Credit Commitment, as the case may be.

“Revolving Credit Exposure” shall mean, as to each Revolving Credit Lender, the sum of the Outstanding Amount of such Revolving Credit Lender’s Revolving Credit Loans, its L/C Exposure and its Swing Line Exposure at such time; provided that in the case of each of Section 2.26(a)(i) and Section 2.27(a) when a Defaulting Lender shall exist, the Revolving Credit Exposure of any Revolving Credit Lender shall be adjusted to give effect to any reallocation effected in accordance with Section 2.25(c).

“Revolving Credit Facilities” shall mean the revolving loan facilities provided for by this Agreement.

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“Revolving Credit Lender” shall mean, at any time, any Lender that has a Revolving Credit Commitment at such time or, if Revolving Credit Commitments have terminated, Revolving Credit Exposure.

“Revolving Credit Loans” shall mean any loan made pursuant to the Initial Revolving Credit Commitments, any Incremental Revolving Loan, any Refinancing Revolving Loan or any loan under any Extended Revolving Credit Commitments, as the context may require.

“S&P” shall mean Standard & Poor’s Financial Services LLC.

“Sanctioned Country” shall mean a country or territory which is subject to:  (a) general trade, economic or financial sanctions embargoes imposed, administered or enforced by:  (i) the US government and administered by OFAC, (ii) the United Nations Security Council, (iii) the European Union or (iv) Her Majesty’s Treasury of the United Kingdom, or (b) general economic or financial sanctions embargoes imposed by the US government and administered by the US State Department, the US Department of Commerce or the US Department of the Treasury.

“Sanctions” shall mean (a) economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by:  (i) the US government and administered by OFAC, (ii) the United Nations Security Council, (iii) the European Union or (iv) Her Majesty’s Treasury of the United Kingdom, or (b) economic or financial sanctions imposed, administered or enforced from time to time by the US State Department, the US Department of Commerce or the US Department of the Treasury.

“Sanctions List” shall mean the lists of specifically designated nationals or designated persons or entities (or equivalent) held by:  (a) the US government and administered by OFAC, the US State Department, the US Department of Commerce or the US Department of the Treasury, (b) the United Nations Security Council, (c) the European Union or (d) Her Majesty’s Treasury of the United Kingdom, each as amended, supplemented or substituted from time to time.

“Screen Rate” shall mean in relation to LIBOR, the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for the relevant period displayed on page LIBOR01 or LIBOR02 of the Reuters screen (or any replacement Reuters page which displays that rate); or, on the appropriate pages of such other information service which publishes LIBOR, from time to time in place of Reuters.  If such page or service ceases to be available, the Administrative Agent may specify another page or service displaying the relevant rate after consultation with the Borrower.

“Second Amendment” shall mean that certain Amendment, dated as of September 9, 2016, by and among, inter alios, Target Opco, the other Loan Parties party thereto, the Administrative Agent and the lenders party thereto.

“Second Incremental Assumption Agreement” shall mean that certain Incremental Loan Assumption Agreement, dated as of July 21, 2016, by and among, inter alios, Target Opco (as successor by merger to Merger Sub), the other Loan Parties party thereto, the Administrative Agent and Credit Suisse AG, London Branch.

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“Section 2.23 Additional Agreement” shall have the meaning assigned to such term in Section 2.23(d).

“Secured Parties” shall mean the collective reference to (a) the Administrative Agent, (b) the Security Agent, (c) the Lenders, (d) the beneficiaries of each indemnification or reimbursement obligation undertaken by any Loan Party under any Loan Document, (e) the Hedge Counterparties, (f) the Treasury Services Providers and (g) the successors and assigns of each of the foregoing.

“Securities Laws” shall mean the Securities Act of 1933, the Securities Exchange Act of 1934, Sarbanes-Oxley, and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the PCAOB.

“Security Agent” shall have the meaning assigned to such term in the introductory statement to this Agreement.

“Security Documents” shall mean the Pledge Agreement and any other document entered into by any person granting a Lien over all or any part of its assets in respect of the Obligations, in each case as amended, restated, supplemented or otherwise modified from time to time.

“Solicited Discount Proration” shall have the meaning assigned to such term in Section 2.12(c)(iv)(C).

“Solicited Discounted Prepayment Amount” shall have the meaning assigned to such term in Section 2.12(c)(iv)(A).

“Solicited Discounted Prepayment Offers” shall have the meaning assigned to such term in the definition of Borrower Solicitation of Discounted Prepayment Offers.

“Solicited Discounted Prepayment Response Date” shall have the meaning assigned to such term in Section 2.12(c)(iv)(A).

“Solvent” shall mean, in respect of any Loan Party, that as of the date of determination:  (a) the sum of such Loan Party’s debt (including contingent liabilities) does not exceed the present fair saleable value of such Loan Party’s present assets; or (b) such Loan Party’s capital is not unreasonably small in relation to its business as contemplated on such date of determination or with respect to any transaction contemplated or undertaken after such date of determination; or (c) such Person has not incurred and does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise).  For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

“Special Mandatory Repayment Amount” shall mean an amount equal to the Issue Price for the Initial Term Loan plus accrued but unpaid interest to, but excluding, the Escrow Termination Date.

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“Specified Discount” shall have the meaning assigned to such term in Section 2.12(c)(ii)(A).

“Specified Discount Prepayment Response Date” shall have the meaning assigned to such term in Section 2.12(c)(ii)(A).

“Specified Discount Proration” shall have the meaning assigned to such term in Section 2.12(c)(ii)(C).

“Specified Event of Default” shall mean the occurrence of (a) any Event of Default described in Sections 7.01(a), 7.01(f) or 7.01(g) or (b) the Lender’s exercise of any of its remedies pursuant to the paragraph immediately following Section 7.01(j), following any other Event of Default.

“SPV” shall have the meaning assigned to such term in Section 9.04(i).

“SPV Register” shall have the meaning assigned to such term in Section 9.04(i).

“Submitted Amount” shall have the meaning assigned to such term in Section 2.12(c)(iii)(A).

“Submitted Discount” shall have the meaning assigned to such term in Section 2.12(c)(iii)(A).

“Swap Contract” shall mean (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” shall mean, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

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“Swing Line Borrowing” shall mean a borrowing of a Swing Line Loan pursuant to Section 2.27.

“Swing Line Exposure” shall mean, at any time, the sum of the aggregate amount of all outstanding Swing Line Loans at such time.  The Swing Line Exposure of any Revolving Credit Lender at any time shall be the sum of (a) its Pro Rata Share of the total Swing Line Exposure at such time related to Swing Line Loans other than any Swing Line Loans made by such Lender in its capacity as a Swing Line Lender and (b) if such Lender shall be a Swing Line Lender, the principal amount of all Swing Line Loans made by such Lender outstanding at such time (to the extent that the other Revolving Credit Lenders shall not have funded their participations in such Swing Line Loans); provided that in the case of Section 2.01(b), clause (y) of the proviso to Section 2.26(a)(i) and clause (iii) of the proviso to Section 2.27(a) when a Defaulting Lender shall exist, the Swing Line Exposure of any Revolving Credit Lender shall be adjusted to give effect to any reallocation effected in accordance with Section 2.25(c).

“Swing Line Lender” shall mean JPM, Barclays Bank PLC and BNP Paribas, in its capacity as a provider of Swing Line Loans or any successor swing line lender hereunder.

“Swing Line Loan” shall have the meaning assigned to such term in Section 2.27(a).

“Swing Line Obligations” shall mean, as at any date of determination, the aggregate Outstanding Amount of all Swing Line Loans.

“Swing Line Sublimit” shall mean an amount equal to the lesser of (a) $50 million (as may be adjusted pursuant to Section 2.27) and (b) the aggregate amount of the Participating Revolving Credit Commitments.  The Swing Line Sublimit is part of, and not in addition to, the Participating Revolving Credit Commitments.

“Target” shall mean Cablevision Corporation Systems, a Delaware corporation.

“Target Opco” shall mean CSC Holdings, LLC, a Delaware limited liability company.

“Target Group” shall mean the Target and its subsidiaries.

“Tax Deduction” shall mean a deduction or withholding for or on account of Indemnified Taxes or Other Taxes from a payment under a Loan Document.

“Taxes” shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings (including backup withholdings), assessments, fees or other charges imposed by any Governmental Authority, including any interest, penalties and additions to tax related thereto.

“Term Facilities” shall mean the term loan facilities provided for by this Agreement.

“Term Borrowing” shall mean a borrowing consisting of simultaneous Term Loans of the same Type and, in the case of Eurodollar Loans, having the same Interest Period, made by each of the Term Lenders pursuant to Section 2.01(a).

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“Term Commitment” shall mean, as to each Term Lender, its obligation to make Term Loans to the Borrower as such commitment may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Term Lender pursuant to an Assignment and Assumption, (ii) an Incremental Loan Assumption Agreement, (iii) a Refinancing Amendment or (iv) an Extension Amendment.  The amount of each Term Lender’s Commitment is set forth in Schedule 2.01 or in the Assignment and Assumption, Incremental Loan Assumption Agreement, Extension Amendment or Refinancing Amendment pursuant to which such Lender shall have assumed, increased or decreased its Term Commitment, as the case may be.

“Term Lender” shall mean, at any time, any Lender that has a Term Commitment or a Term Loan at such time.

“Term Loans” shall mean any Initial Term Loans, Other Term Loans, Incremental Term Loans, Extended Term Loans, or Refinancing Term Loans, as the context may require.

“Test Period” shall mean for any date of determination under this Agreement, the four consecutive fiscal quarters of the Borrower most recently ended as of such date of determination for which the financial statements set forth in Section 4.10(a)(1) and (2) of Annex I shall have been delivered (or were required to be delivered) to the Administrative Agent.

“Total Assets” means the consolidated total assets of the Borrower and the Restricted Subsidiaries as shown on the most recent consolidated balance sheet of the Borrower or such other Person, prepared on the basis of GAAP on or prior to the relevant date of determination (and in the case of any determination relating to any Disposition or acquisition, on a pro forma basis including any property or assets being transferred or acquired in connection therewith).

“Total Outstandings” shall mean the aggregate Outstanding Amount of all Loans and all L/C Obligations.

~~“Transactions” shall mean (a) the transactions described in Annex III, (b) the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party and the making of the Borrowings hereunder, (c) the payment of fees and expenses in connection with any of the foregoing and (d) any transactions reasonably related to the foregoing.~~

“Treasury Services Agreement” shall mean any agreement between the Borrower or any Restricted Subsidiary and any Treasury Services Provider relating to treasury, depository, credit card, debit card and cash management services or automated clearinghouse transfer of funds or any similar services.

“Treasury Services Provider” shall mean (a) until the date that is 12 months after the Closing Date, each Person that is a counterparty to any Treasury Services Agreement as of the Closing Date and/or (b) each Person that is an Agent or Lender or any Affiliate of an Agent or Lender counterparty to a Treasury Services Agreement (including any Person who was an Agent or Lender (or any Affiliate thereof) as of the Closing Date or the date it enters into such Treasury Services Agreement but subsequently ceases to be an Agent or Lender (or Affiliate thereof)).

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“Type”, when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined.  For purposes hereof, the term “Rate” shall mean the Adjusted LIBO Rate, and the Alternate Base Rate.

“Unreimbursed Amount” shall have the meaning assigned to such term in Section 2.26(c)(i).

“USA PATRIOT Act” shall mean The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

“U.S. Person” shall mean any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 2.20.

“Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding principal amount of such Indebtedness by (b) the total of the product of (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof multiplied by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment~~.~~; provided that for purposes of determining the Weighted Average Life to Maturity of any Indebtedness (the “Applicable Indebtedness”), the effects  of any amortization or prepayments made on such Applicable Indebtedness prior to the  date of determination will be disregarded.

SECTION 1.02.            Terms Generally.  The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”; and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.  Any reference to any law, code, statute, treaty, rule, guideline, regulation or ordinance of a Governmental Authority shall, unless otherwise specified, refer to such law, code, statute, treaty, rule, guideline, regulation or ordinance as amended, supplemented or otherwise modified from time to time.  Any reference to any IRS form shall be construed to include any successor form.  All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require.  Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document or other agreement, document or instrument shall mean such agreement, document or instrument as amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time, in each case, (if applicable) in accordance with the express terms of this Agreement, and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative

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Agent that the Borrower wishes to amend any calculation or any related definition to eliminate the effect of any change in GAAP (it being understood that for purposes of this proviso, any change in GAAP includes the application of IFRS in lieu of GAAP pursuant to the definition of “GAAP’ in Section 1.01) occurring after the date of this Agreement on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend any calculation or any related definition), then the Borrower’s compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant or definition is amended in a manner satisfactory to the Borrower and the Required Lenders.  Neither this Agreement, nor any other Loan Document nor any other agreement, document or instrument referred to herein or executed and delivered in connection herewith shall be construed against any Person as the principal draftsperson hereof or thereof.  For purposes of determining any financial ratio or making any financial calculation for any fiscal quarter (or portion thereof) ending prior to the Closing Date, the components of such financial ratio or financial calculation shall be determined on a pro forma basis to give effect to the Existing Transactions as if they had occurred at the beginning of such four-quarter period; and each Person that is a Restricted Subsidiary upon giving effect to the Existing Transactions shall be deemed to be a Restricted Subsidiary for purposes of the components of such financial ratio or financial calculation as of the beginning of such four-quarter period.  For purposes of the definition of “Excess Cash Flow”, the principal component of payments in respect of Capitalized Lease Obligations will be, at the time any determination is to be made, the amount of such obligation that would have been required to be capitalized on a balance sheet (excluding any notes thereto) prepared in accordance with GAAP.

SECTION 1.03.            Classification of Loans and Borrowings.  For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., an “Other Term Loan”) or by Class and Type (e.g., a “Eurodollar Other Term Loan” or “ABR Loan”).  Borrowings also may be classified and referred to by Class (e.g., an “Other Borrowing”) or by Class and Type (e.g., an “Other Eurodollar Borrowing” “ABR Borrowing”).

SECTION 1.04.            Cashless Roll.  Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender.

SECTION 1.05.            Limited Condition Transaction.  (a) In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of determining compliance with any provision of this Agreement which requires that no Default, Event of Default or Specified Event of Default, as applicable, has occurred, is continuing or would result from any such action, as applicable, such condition shall, at the option of the Borrower, be deemed satisfied, so long as no Default, Event of Default or Specified Event of Default, as applicable, exists on the date the definitive agreements or irrevocable notice, as applicable, for such Limited Condition Transaction are entered into or has been delivered, as applicable.  For the avoidance of doubt, if the Borrower has exercised its option under the first sentence of this clause (a), and any Default, Event of Default or Specified Event of Default occurs following the date the definitive agreements or irrevocable notice, as applicable, for the applicable Limited

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Condition Transaction were entered into or has been delivered, as applicable, and prior to the consummation of such Limited Condition Transaction, any such Default, Event of Default or Specified Event of Default shall be deemed to not have occurred or be continuing for purposes of determining whether any action being taken in connection with such Limited Condition Transaction is permitted hereunder.

(b)           In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of (x) determining compliance with any provision of this Agreement which requires the calculation of the Consolidated Net Senior Secured Leverage Ratio, Consolidated Net Leverage Ratio or Guarantor Indebtedness Ratio; or (y) testing baskets set forth in this Agreement (including baskets measured as a percentage of L2QA Pro Forma EBITDA); in each case, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LC~~A~~T Election”), the date of determination of whether any such action is permitted hereunder, shall be deemed to be the date the definitive agreements or irrevocable notice, as applicable, for such Limited Condition Transaction are entered into or has been delivered, as applicable (the “LC~~A~~T Test Date”).  If, after giving pro forma effect to the Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any Incurrence of Indebtedness and the use of proceeds thereof) as if they had occurred at the beginning of the most recent four consecutive fiscal quarters ending prior to the LC~~A~~T Test Date for which consolidated financial statements of the Borrower are available, the Borrower could have taken such action on the relevant LC~~A~~T Test Date in compliance with such ratio or basket, such ratio or basket shall be deemed to have been complied with.  For the avoidance of doubt, if the Borrower has made an LC~~A~~T Election and any of the ratios or baskets for which compliance was determined or tested as of the LC~~A~~T Test Date are exceeded as a result of fluctuations in any such ratio or basket, including due to fluctuations in L2QA Pro Forma EBITDA at or prior to the consummation of the relevant transaction or action, such baskets or ratios will not be deemed to have been exceeded as a result of such fluctuations.  If the Borrower has made an LC~~A~~T Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio or basket availability with respect to the Incurrence of Indebtedness or Liens or the making of Asset Dispositions, mergers, the conveyance, lease or other transfer of all or substantially all of the assets of the Borrower or the designation of an Unrestricted Subsidiary or the making of Investments or Restricted Payments on or following the relevant LC~~A~~T Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the definitive agreement or irrevocable notice, as applicable, for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, any such ratio or basket shall be calculated on a pro forma basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any Incurrence of Indebtedness and the use of proceeds thereof) have been consummated.

SECTION 1.06.            Letters of Credit.  Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the amount of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the amount of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

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ARTICLE II

The Credits

SECTION 2.01.            Commitments.  (a)  (i) Subject to the terms and conditions set forth herein and relying upon the representations and warranties set forth herein, each Lender having an Initial Term Loan Commitment agrees, severally and not jointly, to make Loans to the Borrower denominated in Dollars in a single draw on the Funding Date in an aggregate principal amount not to exceed its Initial Term Loan Commitment (the Loans made pursuant to this Section 2.01(a) being the “Initial Term Loans”).  Amounts paid or prepaid in respect of the Initial Term Loans may not be reborrowed.

(ii)           Subject to the terms and conditions set forth in any Incremental Loan Assumption Agreement, each Lender having an Incremental Term Loan Commitment, severally and not jointly, hereby agrees, subject to the terms and conditions and relying upon the representations and warranties in the applicable Incremental Loan Assumption Agreement, to make Incremental Term Loans to the Borrower, in an aggregate principal amount not to exceed its Incremental Term Loan Commitment.  Amounts paid or prepaid in respect of Incremental Term Loans may not be reborrowed.

(b)           (i)            Subject to the terms and conditions set forth herein, and relying upon the representations and warranties set forth herein, each Lender having an Initial Revolving Credit Commitment agrees, severally and not jointly, to make Revolving Credit Loans denominated in Dollars to the Borrower from time to time, on any Business Day during the period from and including the Funding Date until the Initial Revolving Credit Commitment Maturity Date, in an aggregate outstanding amount not to exceed at any time the amount of the Initial Revolving Credit Commitment; provided that prior to the Closing Date the aggregate Outstanding Amount of Revolving Credit Loans shall not exceed the Pre-Closing Revolving Available Amount; provided, further, that after giving effect to any Revolving Credit Borrowing (and the application of proceeds thereof pursuant to Section 2.11(a)(iv)), the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Lender’s L/C Exposure, plus such Lender’s Swing Line Exposure, shall not exceed such Lender’s Revolving Credit Commitment (the Revolving Credit Loans made pursuant to this Section 2.01(b)(i), being the “Initial Revolving Credit Loans”).  Within the limits of each Revolving Credit Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow, prepay and reborrow Revolving Credit Loans.  Revolving Credit Loans may be ABR Loans or Eurodollar Loans as further provided herein.

(ii)           Subject to the terms and conditions set forth in any Incremental Loan Assumption Agreement, each Lender having an Incremental Revolving Loan Commitment, severally and not jointly, hereby agrees, subject to the terms and conditions and relying upon the representations and warranties set forth in the applicable Incremental Loan Assumption Agreement, to make Incremental Revolving Loans to the Borrower, in an aggregate principal amount not to exceed its Incremental Revolving Loan Commitment.  Amounts paid or prepaid in respect of Incremental Loans may not be reborrowed.

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SECTION 2.02.            Loans.  Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their applicable Commitments; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender).  The Loans comprising any Borrowing shall be in an aggregate principal amount that is (a) an integral multiple of $1,000,000 and not less than $5,000,000 (except, with respect to any Borrowing made pursuant to an Incremental Loan Commitment, to the extent otherwise provided in the related Incremental Loan Assumption Agreement) or (b) equal to the remaining available balance of the applicable Commitments.

(a)           Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.  The Borrower shall not be entitled to request any Borrowing that, if made, would result in more than eight Eurodollar Borrowings outstanding hereunder at any time.  For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

(b)           Each Lender shall make each Loan or Incremental Loan to be made by it hereunder on the Funding Date or the proposed date of Borrowing thereof, as applicable, by wire transfer of immediately available funds in Dollars, as the case may be, to such account in London as the Administrative Agent may designate not later than 2:00 p.m., New York City time, and the Administrative Agent shall promptly wire transfer the amounts so received in accordance with instructions received from the Borrower in the applicable Borrowing Request or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.

(c)           Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with this Section 2.02(c) and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount.  If the Administrative Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower to but excluding the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error).  If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender’s Loan as part of such Borrowing for purposes of this Agreement.

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SECTION 2.03.            Borrowing Procedure.  In order to request a Term Loan Borrowing or a Revolving Credit Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone not later than 12:00 p.m., New York time, three Business Days before a proposed Borrowing of Eurodollar Loans (or such shorter period as may be agreed by the Administrative Agent) and no later than 12:00 p.m., New York time, on the Business Day before the date of a proposed Borrowing in the case of a Borrowing of ABR Loans.  Each such telephonic Borrowing Request shall be irrevocable, and shall be confirmed promptly by hand delivery, e-mail or fax to the Administrative Agent of a written Borrowing Request and shall specify the following information:  (a) whether the Borrowing then being requested is to be a Borrowing of Term Loans, Revolving Credit Loans, Incremental Term Loans or Incremental Revolving Credit Loans (provided that, the Borrower shall not be permitted to request a Eurodollar Borrowing with an Interest Period in excess of one month until the earlier of (x) the date the Administrative Agent shall have notified the Borrower that the primary syndication of the Loans has been completed (which notice shall be given as promptly as practicable) and (y) the date that is 30 days after the Closing Date); provided, however, that the initial Interest Period of any Eurodollar Borrowing made on the Funding Date shall commence on the Funding Date and end on a date reasonably satisfactory to the Administrative Agent specified by the Borrower in such Borrowing Request; (b) the date of such Borrowing (which shall be a Business Day); (c) the number and location of the account to which funds are to be disbursed; (d) the amount of such Borrowing (stated in the Available Currency); and (e) whether the Loans being made pursuant to such Borrowings are to be initially maintained as ABR Loans or Eurodollar Loans and, if Eurodollar Loans, the Interest Period with respect thereto; provided, however, that, notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in Section 2.02.  If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.  The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section 2.03 (and the contents thereof), and of each Lender’s portion of the requested Borrowing.

SECTION 2.04.            Evidence of Debt; Repayment of Loans.  The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the principal amount of each Loan of such Lender as provided in Section 2.11.

(a)           Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(b)           The Administrative Agent shall maintain the Register in which it will record (i) the amount of each Loan made hereunder, the Class and Type thereof and, if applicable, the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower or any Guarantor and each Lender’s share thereof.

(c)           In addition to the accounts and records referred to in Section 2.04(a) and (b), each Lender and the Administrative Agent shall maintain in accordance with its usual practice

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accounts or records and, in the case of the Administrative Agent, entries in the Register, evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans.  In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the Register shall control in the absence of manifest error.

(d)           The entries made in the Register maintained pursuant to Section 2.04(b) and (c) shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.

(e)           Any Lender may request that Loans made by it hereunder be evidenced by a promissory note.  In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in the form attached hereto as Exhibit G.  Notwithstanding any other provision of this Agreement, in the event any Lender shall request and receive such a promissory note, the interests represented by such note shall at all times thereafter (including after any assignment of all or part of such interests pursuant to Section 9.04) be represented by one or more promissory notes payable to the payee named therein or its registered assigns.

SECTION 2.05.            Fees.

(a)           The Borrower agrees to pay to the Administrative Agent, for its own account, the administrative fees as are separately agreed by the Administrative Agent (the “Administrative Agent Fees”) in accordance with the Agent Fee Letter as amended from time to time.

(b)           The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Credit Lender under each Class of Revolving Credit Commitments in accordance with its Pro Rata Share, a commitment fee equal to the Applicable Revolving Commitment Fee Percentage times the actual daily amount by which the aggregate Revolving Credit Commitment for the applicable Class of Revolving Credit Commitments exceeds the sum of (i) the Outstanding Amount of Revolving Credit Loans for such Class of Revolving Credit Commitments and (ii) the Outstanding Amount of L/C Obligations for such Class of Revolving Credit Commitments; provided that any commitment fee accrued with respect to any of the Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrower prior to such time; and provided, further, that no commitment fee shall accrue on any of the Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.  The commitment fee on each Class of Revolving Credit Commitments shall accrue at all times from the Closing Date until the Maturity Date for such Class of Revolving Credit Commitments, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable in arrears on the 15th day of each of April, July, October and January, commencing with the first such date during the first full fiscal quarter to occur after the Closing Date, and on the Maturity Date for such Class of Revolving Credit Commitments provided that if such day is not a Business Day, such

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commitment fee shall be payable on the next succeeding Business Day.  The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Revolving Commitment Fee Percentage during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Revolving Commitment Fee Percentage separately for each period during such quarter that such Applicable Revolving Commitment Fee Percentage was in effect.

(c)           All fees under this Section 2.05 shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders.  Once paid, no such fees shall be refundable under any circumstances.

SECTION 2.06.            Interest on Loans.  (a)  Subject to the provisions of Section 2.07, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when the Alternate Base Rate is determined by reference to the Prime Rate and over a year of 360 days at all other times and calculated from and including the date of such Borrowing to but excluding the date of repayment thereof) at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

(b)           Subject to the provisions of Section 2.07, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

(c)           [Reserved.]

(d)           Interest on each Loan shall be payable on the Interest Payment Dates applicable to such Loan except as otherwise provided in this Agreement.  The applicable Alternate Base Rate or Adjusted LIBO Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.  Interest shall be paid in the same currency as the Loan to which such interest relates.

SECTION 2.07.            Default Interest.  If any Event of Default under Section 7.01(a) or 7.01(g) hereof has occurred and is continuing then, until such defaulted amount shall have been paid in full, to the extent permitted by law, such defaulted amounts shall bear interest (after as well as before judgment), payable on demand, (a) in the case of principal, at the rate otherwise applicable to such Loan pursuant to Section 2.06 plus 2.00% per annum, (b) in the case of interest payable on any Loan, at the rate otherwise applicable to an ABR Loan of the applicable Class plus 2.00% per annum, and (c) in all other cases, at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times) equal to the rate that would be applicable to an ABR Loan that is an Initial Revolving Credit Loan plus 2.00% per annum.

SECTION 2.08.            Alternate Rate of Interest.  In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Administrative Agent shall have determined (a) that Dollar deposits in the

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principal amounts of the Loans comprising such Borrowing are not generally available in the London interbank market, (b) that the rates at which such Dollar deposits are being offered will not adequately and fairly reflect the cost to the Required Lenders of making or maintaining Eurodollar Loans during such Interest Period or (c) that reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or fax notice of such determination to the Borrower and the Lenders.  In the event of any such determination, until the Administrative Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, any request by the Borrower for a Eurodollar Borrowing pursuant to Sections 2.03 or 2.10 shall be deemed to be a request for an ABR Borrowing.  Each determination by the Administrative Agent under this Section 2.08 shall be conclusive absent manifest error.

SECTION 2.09.            Termination or Reduction of Commitments.  (a)  The Initial Term Loan Commitments and the Initial Revolving Credit Commitments shall automatically terminate upon the Commitment Termination Date and any Incremental Loan Commitments shall terminate as provided in the related Incremental Assumption Agreement.  The Revolving Credit Commitment of each Revolving Credit Lender shall automatically terminate on the Maturity Date for the applicable Class of Revolving Credit Commitments; provided that (x) the foregoing shall not release any Revolving Credit Lender from any liability it may have for its failure to fund Revolving Credit Loans, L/C Advances or participations in Swing Line Loans that were required to be funded by it on or prior to such Maturity Date and (y) the foregoing will not release any Revolving Credit Lender from any obligation to fund its portion of L/C Advances or participations in Swing Line Loans with respect to Letters of Credit issued or Swing Line Loans made prior to such Maturity Date.

(b)           Upon at least three Business Days’ prior written or fax notice to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Commitments; provided, however, that (i) each partial reduction of the Commitments shall be in an integral multiple of $1,000,000 and in a minimum amount of $5,000,000 (or in such lower minimum amounts or multiples as agreed to by the Administrative Agent in its reasonable discretion) and (ii) if, after giving effect to any reduction of the Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Participating Revolving Credit Commitments, such sublimit shall be automatically reduced by the amount of such excess.  Except as provided in the immediately preceding sentence, the amount of any such Revolving Credit Commitment reduction shall not be applied to the Letter of Credit Sublimit or the Swing Line Sublimit unless otherwise specified by the Borrower.  Any such notice of termination or reduction pursuant to this Section 2.09(b) may state that it is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

(c)           Each reduction in the Commitments hereunder shall be made ratably among the Lenders in accordance with their respective applicable Commitments.

SECTION 2.10.            Conversion and Continuation of Borrowings.  The Borrower shall have the right at any time upon prior irrevocable notice (including by telephone or e-mail, which

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in the case of telephonic notice, shall be promptly followed by written notice) to the Administrative Agent (a) not later than 2:00 p.m., New York City time, one Business Day prior to conversion, to convert any Eurodollar Borrowing into an ABR Borrowing, (b) not later than 2:00 p.m., New York City time, three Business Days prior to conversion or continuation (or such shorter period as may be agreed by the Administrative Agent), to convert any ABR Borrowing into a Eurodollar Borrowing or to continue any Eurodollar Borrowing as a Eurodollar Borrowing for an additional Interest Period, and (c) not later than 2:00 p.m., New York City time, three Business Days prior to conversion (or such shorter period as may be agreed by the Administrative Agent), to convert the Interest Period with respect to any Eurodollar Borrowing to another permissible Interest Period, subject in each case to the following:

(i)            [Reserved.]

(ii)           each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing;

(iii)          if less than all the outstanding principal amount of any Borrowing shall be converted or continued, then each resulting Borrowing shall satisfy the limitations specified in Sections 2.02(a) and 2.02(b) regarding the principal amount and maximum number of Borrowings of the relevant Type;

(iv)          each conversion shall be effected by each Lender and the Administrative Agent by recording for the account of such Lender the new Loan of such Lender resulting from such conversion and reducing the Loan (or portion thereof) of such Lender being converted by an equivalent principal amount; accrued interest on any Eurodollar Loan (or portion thereof) being converted shall be paid by the Borrower at the time of conversion;

(v)           if any Eurodollar Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.16;

(vi)          any portion of a Eurodollar or ABR Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Borrowing;

(vii)         any portion of a Eurodollar Borrowing that cannot be converted into or continued as a Eurodollar Borrowing by reason of the immediately preceding clause shall be automatically converted at the end of the Interest Period in effect into an ABR Borrowing;

(viii)        no Interest Period may be selected for any Eurodollar Borrowing that would end later than a Repayment Date occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of (A) the Eurodollar Borrowings comprised of Loans or Other Loans, as applicable, with Interest Periods ending on or prior to such Repayment Date and (B) the ABR Borrowings comprised of Loans or Other Loans, as applicable, would not be at least equal to the principal amount of Borrowings to be paid on such Repayment Date;

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(ix)          upon notice to the Borrower from the Administrative Agent given at the request of the Required Lenders, after the occurrence and during the continuance of a Default or Event of Default, no outstanding Loan may be converted into, or continued as, a Eurodollar Loan; and

(x)           all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period.

Each notice pursuant to this Section 2.10 shall be irrevocable and shall refer to this Agreement and specify (A) the identity and amount of the Borrowing that the Borrower requests be converted or continued, (B) whether such Borrowing is to be converted to or continued as a Eurodollar Borrowing or an ABR Borrowing, (C) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (D) if such Borrowing is to be converted to or continued as a Eurodollar Borrowing, the Interest Period with respect thereto.  If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Borrowing, the Borrower shall be deemed to have selected an Interest Period of one month’s duration.  The Administrative Agent shall advise the Lenders of any notice given pursuant to this Section 2.10 and of each Lender’s portion of any converted or continued Borrowing.  If the Borrower shall not have given notice in accordance with this Section 2.10 to continue any Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), if a Eurodollar Borrowing, automatically be converted to an ABR Borrowing effective as of the expiration date of such current Interest Period.

SECTION 2.11.            Repayment of Borrowings.  (a)  (i)          The Borrower shall pay to the Administrative Agent, for the account of the Lenders (A) on April 15th, July 15th, October 15th and January 15th of each year (each such date being called a “Repayment Date”), commencing with the first such date occurring during the first full fiscal quarter following the Closing Date, and on each such date thereafter through the Initial Term Loan Maturity Date provided that if such day is not a Business Day, the Repayment Date shall be the next succeeding Business Day, amortization installments equal to 0.25% of the aggregate principal amount of such Initial Term Loans extended to the Borrower on the drawing date thereof; as adjusted from time to time pursuant to Sections 2.11(b), 2.12, 2.13(f) and 2.22(c), and which payments shall be further reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.12 and (B) on the Initial Term Loan Maturity Date, the aggregate unpaid principal amount of all Initial Term Loans on such date, together with accrued and unpaid interest on the principal amount to be paid to but excluding such date.  For the avoidance of doubt the aggregate principal amount of the Loans extended on the draw date thereof shall be the face amount of such Loans without giving effect to any upfront fees or OID.

(ii)           The Borrower shall pay to the Administrative Agent, for the account of the Incremental Term Lenders, on each Incremental Term Loan Repayment Date, a principal amount of the Incremental Term Loans (as adjusted from time to time pursuant to Sections 2.11(b), 2.12 and 2.13(f)) equal to the amount set forth for such date in the applicable Incremental Loan Assumption Agreement, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.  The Repayment Dates of Loans of

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an Extended Class and Refinancing Loans shall be set forth in the applicable Extension Amendment or Refinancing Amendment.

(iii)          The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders on the Maturity Date for any Class of Revolving Credit Commitments the aggregate outstanding principal amount of all Revolving Credit Loans made in respect of such Revolving Credit Commitments.

(iv)          The Borrower shall repay the aggregate principal amount of each Swing Line Loan on the earlier to occur of (A) the date five (5) Business Days after such Loan is made, (B) the Latest Maturity Date for the Participating Revolving Credit Commitments and (C) the date a Revolving Credit Loan is made to the Borrower pursuant to Section 2.01(b)(i); provided that such repayment may be made from the proceeds of a Revolving Credit Borrowing.

(b)           In the event and on each occasion that the Incremental Term Loan Commitments shall be reduced or shall expire or terminate other than as a result of the making of an Incremental Term Loan, the installments payable on each Incremental Term Repayment Date (to the extent such instalments were set forth in the applicable Incremental Loan Assumption Agreement as a fixed dollar amount) shall be reduced pro rata by an aggregate amount equal to the amount of such reduction, expiration or termination.

(c)           To the extent not previously paid, all Initial Loans, Incremental Loans and Loans of an Extended Class shall be due and payable on their respective Maturity Date, the Incremental Loan Maturity Date and the maturity date of the Loans of such Extended Class, respectively, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

(d)           All repayments pursuant to this Section 2.11 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.

SECTION 2.12.            Voluntary Prepayments.  (a)  The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon at least three Business Days’ prior written or fax notice (or telephone notice promptly confirmed by written or fax notice) in the case of Eurodollar Loans, or written or fax notice (or telephone notice promptly confirmed by written or fax notice) at least one Business Day prior to the date of prepayment in the case of ABR Loans, to the Administrative Agent before 12:00 noon, New York City time; provided, however, that each partial prepayment shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 (or in such lower minimum amounts or multiples as agreed to by the Administrative Agent in its reasonable discretion).  All voluntary prepayments, including all optional prepayments under this Section 2.12 shall be subject to Section 2.16, but otherwise without premium (except as set forth in Section 2.12(d)) or penalty.  Any such notice of prepayment pursuant to this Section 2.12(a) may state that it is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

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(b)           Voluntary prepayments of any Class of outstanding Loans shall be applied to such Classes of Loans as the Borrower may direct, or in the absence of direction, ratable among the Classes, and thereafter to the remaining amortization payments under such Class, as the Borrower may direct, and in the absence of such direction, in direct order of maturity thereof.

(c)           Notwithstanding anything in any Loan Document to the contrary, so long as no Specified Event of Default has occurred and is continuing or would result from such prepayment, the Borrower may prepay the outstanding Term Loans (which shall, for the avoidance of doubt, be automatically and permanently cancelled immediately upon such prepayment) on the following basis:

(i)            The Borrower shall have the right to make a voluntary prepayment of Term Loans at a discount to par pursuant to a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offers or Borrower Solicitation of Discounted Prepayment Offers (any such prepayment, the “Discounted Term Loan Prepayment”), in each case made in accordance with this Section 2.12(c).

(ii)           (A)  The Borrower may from time to time offer to make a Discounted Term Loan Prepayment by providing the Auction Manager with three (3) Business Days’ notice in the form of a Specified Discount Prepayment Notice; provided that (I) any such offer shall be made available, at the sole discretion of the Borrower, to (x) each Term Lender and/or (y) each Term Lender with respect to any Class of Term Loans on an individual Class basis (but in any event such prepayment need not be pro rata among all Classes), (II) any such offer shall specify the aggregate principal amount offered to be prepaid (the “Specified Discount Prepayment Amount”) with respect to each applicable Class, the Class or Classes of Term Loans subject to such offer and the specific percentage discount to par (the “Specified Discount”) of such Term Loans to be prepaid (it being understood that different Specified Discounts and/or Specified Discount Prepayment Amounts may be offered with respect to different Classes of Term Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 2.12(c)(ii)), (III) the Specified Discount Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof (or in such lower minimum amounts or multiples as agreed to by the Administrative Agent in its reasonable discretion) and (IV) each such offer shall remain outstanding through the Specified Discount Prepayment Response Date.  The Auction Manager will promptly provide each Appropriate Lender with a copy of such Specified Discount Prepayment Notice and a form of the Specified Discount Prepayment Response to be completed and returned by each such Term Lender to the Auction Manager (or its delegate) by no later than 5:00 p.m., New York City time, on the third Business Day after the date of delivery of such notice to such Term Lenders (which date may be extended for a period not exceeding three (3) Business Days upon notice by the Borrower to, and with the consent of, the Auction Manager) (the “Specified Discount Prepayment Response Date”).

(B)          Each Term Lender receiving such offer shall notify the Auction Manager (or its delegate) by the Specified Discount Prepayment Response Date whether or not it agrees to accept a prepayment of any of its applicable then outstanding Term Loans at the Specified Discount and, if so (such accepting Term Lender, a “Discount Prepayment Accepting Term Lender”), the amount and the Classes of such Term Lender’s Term Loans to be prepaid at

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such offered discount.  Each acceptance of a Discounted Term Loan Prepayment by a Discount Prepayment Accepting Term Lender shall be irrevocable.  Any Term Lender whose Specified Discount Prepayment Response is not received by the Auction Manager by the Specified Discount Prepayment Response Date shall be deemed to have declined to accept the applicable Borrower Offer of Specified Discount Prepayment.

(C)          If there is at least one Discount Prepayment Accepting Term Lender, the Borrower will make a prepayment of outstanding Term Loans pursuant to this paragraph (ii) to each Discount Prepayment Accepting Term Lender on the Discounted Prepayment Effective Date in accordance with the respective outstanding amount and Classes of Term Loans specified in such Term Lender’s Specified Discount Prepayment Response given pursuant to subsection (ii)(B) above; provided that, if the aggregate principal amount of Term Loans accepted for prepayment by all Discount Prepayment Accepting Term Lenders exceeds the Specified Discount Prepayment Amount, such prepayment shall be made pro rata among the Discount Prepayment Accepting Term Lenders in accordance with the respective principal amounts accepted to be prepaid by each such Discount Prepayment Accepting Term Lender and the Auction Manager (in consultation with the Borrower and subject to rounding requirements of the Auction Manager made in its reasonable discretion) will calculate such proration (the “Specified Discount Proration”).  The Auction Manager shall promptly, and in any case within three (3) Business Days following the Specified Discount Prepayment Response Date, notify (I) the Borrower of the respective Term Lenders’ responses to such offer, the Discounted Prepayment Effective Date and the aggregate principal amount of the Discounted Term Loan Prepayment and the Classes to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, and the aggregate principal amount and the Classes of Term Loans to be prepaid at the Specified Discount on such date and (III) each Discount Prepayment Accepting Term Lender of the Specified Discount Proration, if any, and confirmation of the principal amount, Class and Type of Term Loans of such Term Lender to be prepaid at the Specified Discount on such date.  Each determination by the Auction Manager of the amounts stated in the foregoing notices to the Borrower and such Term Lenders shall be conclusive and binding for all purposes absent manifest error.  The payment amount specified in such notice to the Borrower shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with subsection (vi) below (subject to subsection (x) below).

(iii)          (A)          The Borrower may from time to time solicit Discount Range Prepayment Offers by providing the Auction Manager with three (3) Business Days’ notice in the form of a Discount Range Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of the Borrower, to (x) each Term Lender and/or (y) each Term Lender with respect to any Class of Term Loans on an individual Class basis, (II) any such notice shall specify the maximum aggregate principal amount of the relevant Term Loans (the “Discount Range Prepayment Amount”), the Class or Classes of Term Loans subject to such offer and the maximum and minimum percentage discounts to par (the “Discount Range”) of the principal amount of such Term Loans with respect to each relevant Class of Term Loans willing to be prepaid by the Borrower (it being understood that different Discount Ranges and/or Discount Range Prepayment Amounts may be offered with respect to different Classes of Term Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 2.12(c)(iii)), (III) the Discount Range Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess

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thereof (or in such lower minimum amounts or multiples as agreed to by the Administrative Agent in its reasonable discretion) and (IV) each such solicitation by the Borrower shall remain outstanding through the Discount Range Prepayment Response Date.  The Auction Manager will promptly provide each Appropriate Lender with a copy of such Discount Range Prepayment Notice and a form of the Discount Range Prepayment Offer to be submitted by a responding Term Lender to the Auction Manager (or its delegate) by no later than 5:00 p.m., New York City time, on the third Business Day after the date of delivery of such notice to such Term Lenders (which date may be extended for a period not exceeding three (3) Business Days upon notice by the Borrower to, and with the consent of, the Auction Manager) (the “Discount Range Prepayment Response Date”).  Each Term Lender’s Discount Range Prepayment Offer shall be irrevocable and shall specify a discount to par within the Discount Range (the “Submitted Discount”) at which such Term Lender is willing to allow prepayment of any or all of its then outstanding Term Loans of the applicable Class or Classes and the maximum aggregate principal amount and Classes of such Term Lender’s Term Loans (the “Submitted Amount”) such Term Lender is willing to have prepaid at the Submitted Discount.  Any Term Lender whose Discount Range Prepayment Offer is not received by the Auction Manager by the Discount Range Prepayment Response Date shall be deemed to have declined to accept a Discounted Term Loan Prepayment of any of its Term Loans at any discount to their par value within the Discount Range.

(B)          The Auction Manager shall review all Discount Range Prepayment Offers received on or before the applicable Discount Range Prepayment Response Date and shall determine (in consultation with the Borrower and subject to rounding requirements of the Auction Manager made in its sole reasonable discretion) the Applicable Discount and Term Loans to be prepaid at such Applicable Discount in accordance with this subsection (iii)(B).  The Borrower agrees to accept on the Discount Range Prepayment Response Date all Discount Range Prepayment Offers received by the Auction Manager within the Discount Range by the Discount Range Prepayment Response Date, in the order from the Submitted Discount that is the largest discount to par to the Submitted Discount that is the smallest discount to par, up to and including the Submitted Discount that is the smallest discount to par within the Discount Range (such Submitted Discount that is the smallest discount to par within the Discount Range being referred to as the “Applicable Discount”) which yields a Discounted Term Loan Prepayment in an aggregate principal amount equal to the lower of (I) the Discount Range Prepayment Amount and (II) the sum of all Submitted Amounts.  Each Term Lender that has submitted a Discount Range Prepayment Offer to accept prepayment at a discount to par that is larger than or equal to the Applicable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Submitted Amount (subject to any required proration pursuant to the following subsection (3)) at the Applicable Discount (each such Term Lender, a “Participating Term Lender”).

(C)          If there is at least one Participating Term Lender, the Borrower will prepay the respective outstanding Term Loans of each Participating Term Lender on the Discounted Prepayment Effective Date in the aggregate principal amount and of the Classes specified in such Term Lender’s Discount Range Prepayment Offer at the Applicable Discount; provided that if the Submitted Amount by all Participating Term Lenders offered at a discount to par greater than the Applicable Discount exceeds the Discount Range Prepayment Amount, prepayment of the principal amount of the relevant Term Loans for those Participating Term

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Lenders whose Submitted Discount is a discount to par greater than or equal to the Applicable Discount (the “Identified Participating Term Lenders”) shall be made pro rata among the Identified Participating Term Lenders in accordance with the Submitted Amount of each such Identified Participating Term Lender and the Auction Manager (in consultation with the Borrower and subject to rounding requirements of the Auction Manager made in its sole reasonable discretion) will calculate such proration (the “Discount Range Proration”).  The Auction Manager shall promptly, and in any case within five (5) Business Days following the Discount Range Prepayment Response Date, notify (I) the Borrower of the respective Term Lenders’ responses to such solicitation, the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount of the Discounted Term Loan Prepayment and the Classes to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount and Classes of Term Loans to be prepaid at the Applicable Discount on such date, (III) each Participating Term Lender of the aggregate principal amount and Classes of such Term Lender to be prepaid at the Applicable Discount on such date, and (IV) if applicable, each Identified Participating Term Lender of the Discount Range Proration.  Each determination by the Auction Manager of the amounts stated in the foregoing notices to the Borrower and Term Lenders shall be conclusive and binding for all purposes absent manifest error.  The payment amount specified in such notice to the Borrower shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with subsection (vi) below (subject to subsection (x) below).

(iv)          (A)          The Borrower may from time to time solicit Solicited Discounted Prepayment Offers by providing the Auction Manager with three (3) Business Days’ notice in the form of a Solicited Discounted Prepayment Notice; provided that (1) any such solicitation shall be extended, at the sole discretion of the Borrower, to (x) each Term Lender and/or (y) each Term Lender with respect to any Class of Term Loans on an individual Class basis, (II) any such notice shall specify the maximum aggregate amount of the Term Loans (the “Solicited Discounted Prepayment Amount”) and the Class or Classes of Term Loans the Borrower is willing to prepay at a discount (it being understood that different Solicited Discounted Prepayment Amounts may be offered with respect to different Classes of Term Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 2.12(c)(iv)), (III) the Solicited Discounted Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof (or in such lower minimum amounts or multiples as agreed to by the Administrative Agent in its reasonable discretion) and (IV) each such solicitation by the Borrower shall remain outstanding through the Solicited Discounted Prepayment Response Date.  The Auction Manager will promptly provide each Appropriate Lender with a copy of such Solicited Discounted Prepayment Notice and a form of the Solicited Discounted Prepayment Offer to be submitted by a responding Term Lender to the Auction Manager (or its delegate) by no later than 5:00 p.m., New York City time, on the third Business Day after the date of delivery of such notice to such Term Lenders (which date may be extended for a period not exceeding three (3) Business Days upon notice by the Borrower to the Auction Manager) (the “Solicited Discounted Prepayment Response Date”).  Each Term Lender’s Solicited Discounted Prepayment Offer shall (x) be irrevocable, (y) remain outstanding until the Acceptance Date, and (z) specify both a discount to par (the “Offered Discount”) at which such Term Lender is willing to allow prepayment of its then outstanding Term Loan and the maximum aggregate principal amount and Classes of such Term Loans (the “Offered Amount”) such Term Lender is willing to have prepaid at the Offered Discount.  Any

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Term Lender whose Solicited Discounted Prepayment Offer is not received by the Auction Manager by the Solicited Discounted Prepayment Response Date shall be deemed to have declined prepayment of any of its Term Loans at any discount.

(B)          The Auction Manager shall promptly provide the Borrower with a copy of all Solicited Discounted Prepayment Offers received on or before the Solicited Discounted Prepayment Response Date.  The Borrower shall review all such Solicited Discounted Prepayment Offers and select the smallest of the Offered Discounts specified by the relevant responding Term Lenders in the Solicited Discounted Prepayment Offers that is acceptable to the Borrower in its sole discretion (the “Acceptable Discount”), if any.  If the Borrower elects, in its sole discretion, to accept any Offered Discount as the Acceptable Discount, then as soon as practicable after the determination of the Acceptable Discount, but in no event later than by the third Business Day after the date of receipt by the Borrower from the Auction Manager of a copy of all Solicited Discounted Prepayment Offers pursuant to the first sentence of this subsection (B) (the “Acceptance Date”), the Borrower shall submit an Acceptance and Prepayment Notice to the Auction Manager setting forth the Acceptable Discount.  If the Auction Manager shall fail to receive an Acceptance and Prepayment Notice from the Borrower by the Acceptance Date, the Borrower shall be deemed to have rejected all Solicited Discounted Prepayment Offers.

(C)          Based upon the Acceptable Discount and the Solicited Discounted Prepayment Offers received by Auction Manager by the Solicited Discounted Prepayment Response Date, within three (3) Business Days after receipt of an Acceptance and Prepayment Notice (the “Discounted Prepayment Determination Date”), the Auction Manager will determine (in consultation with the Borrower and subject to rounding requirements of the Auction Manager made in its sole reasonable discretion) the aggregate principal amount and the Classes of Term Loans (the “Acceptable Prepayment Amount”) to be prepaid by the Borrower at the Acceptable Discount in accordance with this Section 2.12(c)(iv).  If the Borrower elects to accept any Acceptable Discount, then the Borrower agrees to accept all Solicited Discounted Prepayment Offers received by Auction Manager by the Solicited Discounted Prepayment Response Date, in the order from largest Offered Discount to smallest Offered Discount, up to and including the Acceptable Discount.  Each Term Lender that has submitted a Solicited Discounted Prepayment Offer with an Offered Discount that is greater than or equal to the Acceptable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Offered Amount (subject to any required pro-rata reduction pursuant to the following sentence) at the Acceptable Discount (each such Term Lender, a “Qualifying Term Lender”).  The Borrower will prepay outstanding Term Loans pursuant to this subsection (iv) to each Qualifying Term Lender in the aggregate principal amount and of the Classes specified in such Term Lender’s Solicited Discounted Prepayment Offer at the Acceptable Discount; provided that if the aggregate Offered Amount by all Qualifying Term Lenders whose Offered Discount is greater than or equal to the Acceptable Discount exceeds the Solicited Discounted Prepayment Amount, prepayment of the principal amount of the Term Loans for those Qualifying Term Lenders whose Offered Discount is greater than or equal to the Acceptable Discount (the “Identified Qualifying Term Lenders”) shall be made pro rata among the Identified Qualifying Term Lenders in accordance with the Offered Amount of each such Identified Qualifying Term Lender and the Auction Manager (in consultation with the Borrower and subject to rounding requirements of the Auction Manager made in its sole reasonable

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discretion) will calculate such proration (the “Solicited Discount Proration”).  On or prior to the Discounted Prepayment Determination Date, the Auction Manager shall promptly notify (I) the Borrower of the Discounted Prepayment Effective Date and Acceptable Prepayment Amount comprising the Discounted Term Loan Prepayment and the Classes to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Acceptable Discount, and the Acceptable Prepayment Amount of all Term Loans and the Classes to be prepaid at the Applicable Discount on such date, (III) each Qualifying Term Lender of the aggregate principal amount and the Classes of such Term Lender to be prepaid at the Acceptable Discount on such date, and (IV) if applicable, each Identified Qualifying Term Lender of the Solicited Discount Proration.  Each determination by the Auction Manager of the amounts stated in the foregoing notices to the Borrower and Term Lenders shall be conclusive and binding for all purposes absent manifest error.  The payment amount specified in such notice to the Borrower shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with subsection (vi) below (subject to subsection (x) below).

(v)           In connection with any Discounted Term Loan Prepayment, the Group Members and the Term Lenders acknowledge and agree that the Auction Manager may require as a condition to any Discounted Term Loan Prepayment, the payment of customary and documented fees and out-of-pocket expenses from the Borrower in connection therewith.

(vi)          If any Term Loan is prepaid in accordance with paragraphs (ii) through (iv) above, the Borrower shall prepay such Term Loans on the Discounted Prepayment Effective Date without premium or penalty, except as set forth in Section 2.12(d).  The Borrower shall make such prepayment to the Administrative Agent, for the account of the Discount Prepayment Accepting Lenders, Participating Term Lenders, or Qualifying Term Lenders, as applicable, at the Administrative Agent’s office in immediately available funds not later than 1:00 p.m., New York City time, on the Discounted Prepayment Effective Date and all such prepayments shall be applied to the remaining scheduled installments of principal of the relevant Class of Term Loans pursuant to Section 2.11 on a pro rata basis across the installments applicable to the Class of Term Loans so prepaid.  The Term Loans so prepaid shall be, as set forth in this Section 2.12(c), accompanied by all accrued and unpaid interest on the par principal amount so prepaid up to, but not including, the Discounted Prepayment Effective Date.  Each prepayment of the outstanding Term Loans pursuant to this Section 2.12(c) shall be paid to the Discount Prepayment Accepting Lenders, Participating Term Lenders, or Qualifying Term Lenders, as applicable, and shall be applied to the relevant Borrowings of Term Loans of the applicable Class of such Term Lenders ratably.  The aggregate principal amount of the Classes and installments of the relevant Term Loans outstanding shall be deemed reduced by the full par value of the aggregate principal amount of the Classes of Term Loans prepaid on the Discounted Prepayment Effective Date in any Discounted Term Loan Prepayment.

(vii)         To the extent not expressly provided for herein, each Discounted Term Loan Prepayment shall be consummated pursuant to procedures consistent with the provisions in this Section 2.12(c), established by the Auction Manager acting in its reasonable discretion and as reasonably agreed by the Borrower.

(viii)        Notwithstanding anything in any Loan Document to the contrary, for purposes of this Section 2.12(c), each notice or other communication required to be delivered or

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otherwise provided to the Auction Manager (or its delegate) shall be deemed to have been given upon the Auction Manager’s (or its delegate’s) actual receipt during normal business hours of such notice or communication; provided that any notice or communication actually received outside of normal business hours shall be deemed to have been given as of the opening of business on the next Business Day.

(ix)          Each of the Group Members and the Term Lenders acknowledge and agree that the Auction Manager may perform any and all of its duties under this Section 2.12(c) by itself or through any Affiliate of the Auction Manager and expressly consents to any such delegation of duties by the Auction Manager to such Affiliate and the performance of such delegated duties by such Affiliate.  The exculpatory provisions pursuant to this Agreement shall apply to each Affiliate of the Auction Manager and its respective activities in connection with any Discounted Term Loan Prepayment provided for in this Section 2.12(c) as well as activities of the Auction Manager.

(x)           The Borrower shall have the right, by written notice to the Auction Manager, to revoke or modify its offer to make a Discounted Term Loan Prepayment and rescind the applicable Specified Discount Prepayment Notice, Discount Range Prepayment Notice or Solicited Discounted Prepayment Notice therefor at its discretion at any time on or prior to the applicable Specified Discount Prepayment Response Date (and if such offer is revoked pursuant to the preceding clauses, any failure by the Borrower to make any prepayment to a Term Lender, as applicable, pursuant to this Section 2.12(c) shall not constitute a Default or Event of Default under Section 7.01 of this Agreement or otherwise).

Notwithstanding anything to the contrary contained in this Agreement, any Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offers or Borrower Solicitation of Discounted Prepayment Offers pursuant to this Section 2.12 may state that it is conditioned upon the occurrence or nonoccurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

(d)           In the event that on or prior to the date that is the first anniversary of the Funding Date either (x) the Borrower makes any prepayment of Initial Term Loans in connection with a Repricing Transaction (including by way of a Refinancing Amendment) or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent for the ratable account of the Lenders, in the case of clause (x) 1.00% of the principal amount of the Initial Term Loans so repaid, or in the case of clause (y) a payment equal to 1.00% of the aggregate amount of the Initial Term Loans subject to such Repricing Transaction.

SECTION 2.13.            Mandatory Prepayments.  (a)  (i)             Any Net Available Cash from Asset Dispositions that is not applied or invested or committed to be applied or invested as provided in Section 4.08(b) of Annex I hereof will be deemed to constitute “Excess Proceeds”.

(ii)           On or prior to the 366th day (or the 546th day, in the case of any Net Available Cash committed to be used pursuant to a definitive binding agreement or commitment

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approved by the Board of Directors of the Borrower pursuant to clauses (2) or (3) of Section 4.08(b) of Annex I hereof) after the later of (A) the date of such Asset Disposition and (B) the receipt of such Net Available Cash, if the aggregate amount of Excess Proceeds exceeds $100 million, the Borrower shall (x) deliver a notice of prepayment to the Administrative Agent in accordance with Section 2.13(g) and (y) to the extent the Borrower elects, or the Borrower or a Guarantor is required by the terms of other outstanding Pari Passu Indebtedness, deliver a notice of prepayment or redemption, or make an offer, to all holders of such other outstanding Pari Passu Indebtedness, in each case, to prepay or purchase the maximum principal amount of Term Loans and any such Pari Passu Indebtedness to which such notice or offer apply that may be prepaid or purchased out of the Excess Proceeds, on a pro rata basis, calculated in accordance with Section 2.13(h).

(iii)          The Borrower shall (x) in the case of Term Loans, no earlier than twenty (20) days and no later than thirty-five (35) days following the notice referred to in Section 2.13(a)(ii)(x) above and subject to Section 2.13(h) and (y) in the case of any Pari Passu Indebtedness, within the time periods required by such Pari Passu Indebtedness and subject to any provisions under any agreement or governing such Pari Passu Indebtedness that are analogous to Section 2.13(h), prepay or purchase the Term Loans and such Pari Passu Indebtedness in accordance with such notice or offer at an offer price equal to (and, in the case of any Pari Passu Indebtedness, an offer price of no more than) 100% of the principal amount of thereof, plus accrued and unpaid interest, if any, to, but not including, the date of purchase, in accordance with the procedures set forth in this Agreement or the agreements governing the Pari Passu Indebtedness, as applicable.

(b)           [Reserved.]

(c)           No later than 10 days after the date on which the financial statements are delivered pursuant to Section 4.10(a)(1) of Annex I hereof (such date the “ECF Prepayment Date”), commencing with the financial statements delivered with respect to the first full fiscal year of the Borrower ending after the Closing Date, the Borrower shall prepay outstanding Term Loans in accordance with Section 2.13(f) with the Pari Ratable Share of an amount equal to 50% of Excess Cash Flow for the fiscal year then ended; provided that (x) in calculating such Pari Ratable Share, outstanding revolving indebtedness that is Pari Passu Indebtedness shall not be included in the calculation of outstanding Pari Passu Indebtedness except to the extent such revolving indebtedness is prepaid or offered to be prepaid (with a permanent reduction of corresponding commitments) no later than the ECF Prepayment Date with its Pari Ratable Share of an amount equal to 50% of Excess Cash Flow for the fiscal year then ended and (y) such Pari Ratable Share shall be reduced by (i) (without duplication of prepayments contemplated in clause (x) above) the ~~Pari Ratable Share of the~~ aggregate principal amount of any voluntary prepayments of Pari Passu Indebtedness (and in the case of any revolving indebtedness, solely to the extent the corresponding commitments are permanently reduced) and (ii) the aggregate principal amount of any voluntary prepayments of Loans pursuant to Section 2.12 (~~a) (~~and in the case of any revolving indebtedness, solely to the extent the corresponding commitments are permanently reduced), in each case, made during such fiscal year and on or after the end of such fiscal year but prior to the ECF Prepayment Date, without duplication of any such amounts already deducted pursuant to this Section 2.13(c) in any previous year; provided that, in each case, such prepayments are not funded with proceeds of long-term Indebtedness (other than

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revolving indebtedness) (the “ECF Payment Amount”); provided, further, that (x) a prepayment of Term Loans pursuant to this Section 2.13(c) in respect of any fiscal year shall only be required in the amount (if any) by which the ECF Payment Amount for such fiscal year exceeds $15.0 million and (y) the Excess Cash Flow percentage for any fiscal year with respect to which Excess Cash Flow is measured shall be reduced to zero if the Consolidated Net Senior Secured Leverage Ratio as of the last day of such fiscal year is less than or equal to 4.50 to 1.0.  Notwithstanding anything to the contrary contained in this Agreement, when calculating the Consolidated Net Senior Secured Leverage Ratio for the purposes of this Section 2.13(c), Senior Secured Indebtedness shall be determined after giving pro forma effect to any voluntary prepayments made pursuant to Section 2.12 and any voluntary prepayments of Pari Passu Indebtedness, in each case, after the end of the Borrower’s most recently ended full fiscal year and prior to the ECF Prepayment Date and assuming such payments had been made on the last day of such fiscal year.  For purposes of this Section 2.13(c), any voluntary prepayments of Loans or other Pari Passu Indebtedness shall include purchases of Loans or other Pari Passu Indebtedness by the Borrower or any Restricted Subsidiary at or below par, in accordance with Section 2.12(c) in the case of the Term Loans, or any equivalent provision in the documentation governing such other Pari Passu Indebtedness, in which case the amount of voluntary prepayments of Loans or other Pari Passu Indebtedness shall be deemed not to exceed the actual purchase price of such Loans or other Pari Passu Indebtedness below par.

(d)           Notwithstanding anything to the contrary in this Agreement, for purposes of this Section 2.13, ~~in the case of~~(i) to the extent that any or all of the Excess Proceeds or Excess Cash Flow realized by a direct or indirect Subsidiary of the Borrower that is not a U.S. Person~~, if the Borrower determines in good faith that~~ are prohibited or delayed by applicable local law from being repatriated to the United States, the portion of such Excess Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.13(a) or (c), as applicable, but may be retained by the applicable Subsidiary so long, but only so long, as the applicable local law will not permit repatriation to the United States (the Borrower hereby agreeing to cause the applicable Subsidiary to promptly take all actions reasonably required by the applicable local law to permit such repatriation), and once such repatriation of any ~~or all of~~of such affected Excess Proceeds or Excess Cash Flow is permitted under the applicable local law, an amount equal to such Excess Proceeds or Excess Cash Flow permitted to be repatriated will be promptly (and in any event no later than two (2) Business Days after any such repatriation) applied (net of additional taxes that are or would be payable or reserved against as a result thereof) to the repayment of the Term Loans pursuant to this Section 2.13 to the extent otherwise provided herein or (ii) to the extent that the Borrower determines in good faith that repatriation of an amount equal to any or all of the Excess Proceeds or Excess Cash Flow by such Subsidiary that is not a U.S. person would have material adverse tax consequences with respect to such Excess Proceeds or Excess Cash Flow, the Excess Proceeds or Excess Cash Flow so affected shall not be required to be applied to repay Loans at the times provided in accordance with Sections 2.13(a) or (c), as applicable, and may be deducted from any amounts otherwise due under Sections 2.13(a) or (c), as applicable, so long, but only so long, as the Borrower believes in good faith that repatriation of such amount would have material adverse tax consequences; provided that if repatriation of any affected portion of the Excess Proceeds or Excess Cash Flow would no longer have material adverse tax consequences, as determined by the Borrower in good faith, the Borrower shall promptly (and in any event within five Business Days) prepay the Loans in an amount equal to any such portion no longer affected.

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(e)           In the event and on such occasion that (i) the Revolving Credit Exposure exceeds the aggregate amount of the Revolving Credit Commitments or (ii) the Revolving Credit Exposure under Participating Revolving Credit Commitments exceeds the Participating Revolving Credit Commitments, the Borrower shall promptly (and in any event within five Business Days) prepay (or in the case of L/C Exposure, cash collateralize) the Revolving Credit Loans, L/C Exposure and/or Swing Line Loans in an aggregate amount equal to such excess (it being understood that the Borrower shall prepay Revolving Loans and/or Swing Line Loans prior to cash collateralization of L/C Exposure).

(f)            Mandatory prepayments of outstanding Loans under this Agreement ~~(other than mandatory prepayments required~~ pursuant to Section 2.13(~~e~~a) and (c) shall be allocated ~~pro rata between the Initial Term Loans, the Incremental Term Loans, the Extended Term Loans and the Refinancing Term Loans, (unless such Incremental Term Loans, Extended Term Loans or Refinancing Term Loans agreed to receive less than their Pro Rata Share) and~~to any Class of Term Loans outstanding as directed by the Borrower, shall be applied pro rata to Term Lenders within such Class of Term Loans, based upon the outstanding principal amounts owing to each such Term Lender under such Class of Term Loans, and shall be applied against the remaining scheduled installments of principal due in respect of ~~each~~such Class of Term Loans ~~under Sections 2.11(a)(i) and (ii), respectively~~ as directed by the Borrower (~~or if no~~and in the absence of such direction ~~is given~~, in direct order of maturity)~~.~~; provided that, unless otherwise permitted under this Agreement, such prepayments may not be directed to a later maturing Class of Term Loans without at least a pro rata repayment of any earlier maturing Classes of Term Loans (except that any Class of Incremental Term Loans, Extended Term Loans or Refinancing Term Loans may specify that one or more other Classes of later maturing Term Loans may be prepaid prior to such Class of earlier maturing Term Loans).

(g)           The Borrower shall deliver to the Administrative Agent, at the time of each prepayment required under this Section 2.13 (other than Section 2.13(e)), (i) a certificate signed by a Responsible Officer of the Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) to the extent practicable (except in respect of prepayments required under Section 2.13(a)), at least three Business Days prior written notice of such prepayment.  Any such notice of prepayment may state that such notice is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent, on or prior to the specified effective date) if such condition is not satisfied.  Each notice of prepayment shall specify the prepayment date, the Type of each Loan being prepaid and the principal amount of each Loan (or portion thereof) to be prepaid.  All prepayments of Borrowings under this Section 2.13 shall be subject to Section 2.16, but shall otherwise be without premium or penalty, and shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment.

(h)           The Administrative Agent shall promptly notify each Lender of the contents of any prepayment notices delivered to the Administrative Agent pursuant to clause (a) of this Section 2.13 and of such Lender’s Pro Rata Share of the prepayment.  Each Lender may reject all or a portion of its Pro Rata Share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Term Loans required to be made pursuant to clause (a) of this Section 2.13 by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and

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the Borrower no later than 5:00 p.m., New York City time, on the date that is three (3) Business Days (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) prior to the proposed prepayment date.  Each Rejection Notice from a given Lender shall specify the principal amount of the mandatory repayment of Loans to be rejected by such Lender.  If a Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of Loans.  Any Declined Proceeds shall be retained by the Borrower.  If the aggregate principal amount of the Term Loans to be prepaid and other Pari Passu Indebtedness required to be prepaid or redeemed or in respect of which the Borrower is required to make an offer to purchase or redeem, collectively, exceeds the amount of Excess Proceeds, the Excess Proceeds shall be allocated among the Term Loans and Pari Passu Indebtedness to be purchased on a pro rata basis on the basis of the aggregate principal amount of Loans and Pari Passu Indebtedness to be prepaid or purchased.  Upon making any prepayment required by Section 2.12(a), subject to this clause (h), the amount of Excess Proceeds shall be reset at zero.

(i)            In the event that any portion of the Initial Term Loans have funded into the Loan Escrow Account and (a) the Closing Date does not take place on or prior to the Longstop Date; (b) the Acquisition Agreement is terminated at any time prior to the Longstop Date; or (c) there is an Event of Default under Section 7.01(g) with respect to the Borrower on or prior to the Longstop Date (the date of any such event being the “Escrow Termination Date”), the Borrower will no later than one Business Day following the Escrow Termination Date deliver notice of the Escrow Termination Date to the Loan Escrow Agent and the Administrative Agent and will provide that the Initial Term Loans outstanding at such time shall be repaid at a price equal to the Special Mandatory Repayment Amount for such Loans no later than the fifth Business Day after such notice is given by the Borrower in accordance with the terms of the Loan Escrow Agreement.  Notwithstanding anything herein to the contrary, the Lenders hereby agree that upon payment of the Special Mandatory Repayment Amount (which the Lenders acknowledge and agree shall be less than the face value of the Initial Term Loans), the full principal amount of such Loans will be deemed to have been paid in full and discharged.  Notwithstanding the foregoing, this Section 2.13(i) shall not apply, and no such below par discharge shall be available if an Event of Default under Section 7.01(g) has occurred and is continuing.

SECTION 2.14.            Reserve Requirements; Change in Circumstances.  (a)  Notwithstanding any other provision of this Agreement, if any Change in Law shall impose, modify or deem applicable any reserve, special deposit, liquidity requirement, Tax (other than Indemnified Taxes and Other Taxes indemnified pursuant to Section 2.20 and Excluded Taxes) or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender or shall impose on such Lender or the London interbank market any other condition affecting this Agreement, Eurodollar Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or increase the cost to any Lender or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender to be material, then the Borrower will pay to such Lender upon demand such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

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(b)           If any Lender shall have determined that any Change in Law (other than a Change in Law relating to Taxes) regarding capital adequacy or liquidity has had or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by such Lender pursuant hereto to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity) by an amount deemed by such Lender to be material, then from time to time the Borrower shall pay to such Lender upon demand such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c)           A certificate of a Lender setting forth (i) the amount or amounts necessary to compensate such Lender or its holding company, as applicable, and (ii) the calculations supporting such amount or amounts, as specified in Sections 2.14(a) or 2.14(b) shall be delivered to the Borrower and shall be conclusive absent manifest error.  The Borrower shall pay such Lender the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.

(d)           Failure or delay on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be under any obligation to compensate any Lender under Sections 2.14(a) or 2.14(b) with respect to increased costs or reductions with respect to any period prior to the date that is 180 days prior to such request if such Lender knew or would reasonably have been expected to know of the circumstances giving rise to such increased costs or reductions and of the fact that such circumstances would result in a claim for increased compensation by reason of such increased costs or reductions; provided, further, that the foregoing limitation shall not apply to any increased costs or reductions arising out of the retroactive application of any Change in Law within such 180-day period.  The protection of this Section 2.14 shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of the Change in Law that shall have occurred or been imposed.

SECTION 2.15.            Change in Legality.  (a)  Notwithstanding any other provision of this Agreement, if any Change in Law shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Administrative Agent:

(i)            such Lender may declare that Eurodollar Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods) and ABR Loans will not thereafter (for such duration) be converted into Eurodollar Loans, whereupon any request for a Eurodollar Borrowing (or to convert an ABR Borrowing to a Eurodollar Borrowing or to continue a Eurodollar Borrowing for an additional Interest Period) shall, as to such Lender only be deemed in the event of Eurodollar Borrowings, a request for an ABR Loan (or a request to continue an ABR Loan as such for an additional Interest Period or to convert a Eurodollar Loan into an ABR Loan, as the case may be); and

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(ii)           such Lender may require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in Section 2.15(b).

In the event any Lender shall exercise its rights under clauses (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

(b)           For purposes of this Section 2.15, a notice to the Borrower by any Lender shall be effective as to each Eurodollar Loan made by such Lender, if lawful, on the last day of the Interest Period then applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

SECTION 2.16.            Breakage.  The Borrower shall indemnify each Lender against any loss or expense that such Lender may sustain or incur as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Eurodollar Loan prior to the end of the Interest Period in effect therefor, (ii) the conversion of any Eurodollar Loan to an ABR Loan, or the conversion of the Interest Period with respect to any Eurodollar Loan, in each case other than on the last day of the Interest Period in effect therefor, or (iii) any Eurodollar Loan to be made by such Lender (including any Eurodollar Loan to be made pursuant to a conversion or continuation under Section 2.10) not being made after notice of such Loan shall have been given by the Borrower hereunder (any of the events referred to in this clause (a) being called a “Breakage Event”) or (b) any default in the making of any payment or prepayment of any Eurodollar Loan required to be made hereunder.  In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Eurodollar Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over (ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period.  Each Lender shall provide a certificate setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section 2.16 to the Borrower within 180 days after the Breakage Event and such certificate shall be conclusive absent manifest error.

SECTION 2.17.            Pro Rata Treatment.  Except as set forth in Section 2.12, as required under Section 2.15 or otherwise stated herein, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans and each conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans).  Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender’s percentage of such Borrowing to the next higher or lower whole Dollar amount.

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SECTION 2.18.            Sharing of Setoffs.  Each Lender agrees that if it shall, through the exercise of a right of banker’s lien, setoff or counterclaim against the Borrower or any other Loan Party, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or Loans, or participations in L/C Obligations and Swing Line Loans held by it, as a result of which the unpaid principal portion of its Loans, or participations in L/C Obligations and Swing Line Loans held by it, shall be proportionately less than the unpaid principal portion of the Loans of any other Lender, or participations in L/C Obligations and Swing Line Loans held by such other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans of such other Lender (or a sub-participation in the participations in L/C Obligations and Swing Line Loans held by such other Lender), so that the aggregate unpaid principal amount of the Loans and participations held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans and participations then outstanding as the principal amount of its Loans and participations prior to such exercise of banker’s lien, setoff or counterclaim or other event was to the principal amount of all Loans and participations outstanding prior to such exercise of banker’s lien, setoff or counterclaim or other event; provided, however, that (a) if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.18 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest, and (b) the provisions of this Section 2.18 shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to any Affiliates of the Borrower (as to which the provisions of this Section 2.18 shall apply); provided, further, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.25 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.  The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Loan deemed to have been so purchased may exercise any and all rights of banker’s lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made a Loan directly to the Borrower in the amount of such participation.

SECTION 2.19.            Payments.  (a)  The Borrower shall make each payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder and under any other Loan Document not later than 1:00 p.m., New York City time, on the date when due in immediately available Dollars, without setoff, defense or counterclaim.  Each such payment shall be made to the Administrative Agent at its offices described on Schedule 9.01(b) (or as otherwise notified by the Administrative Agent in writing to the Borrower from time to time).  Any payments received by the Administrative Agent after 1:00 p.m., New York City time, may, in the

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Administrative Agent’s sole discretion, be deemed received on the next succeeding Business Day.  Subject to Article VIII, the Administrative Agent shall promptly distribute to each Lender any payments received by the Administrative Agent on behalf of such Lender.

(b)           Except as otherwise expressly provided herein, whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.  Except as otherwise expressly provided herein, all fees referred to herein (including in Sections 2.05, 2.26(h) and 2.26(i)) shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

SECTION 2.20.            Taxes.  (a)  Any and all payments by or on account of any obligation of the Borrower or any other Loan Party hereunder or under any other Loan Document shall, except to the extent required by law, be made without any Tax Deduction; provided that, if any Indemnified Taxes are required to be deducted from such payments, then (i) the sum payable by the Borrower or other Loan Party shall be increased as necessary so that after making all required deductions, (including deductions applicable to additional sums payable under this Section 2.20) the Administrative Agent and each Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Administrative Agent or such Loan Party shall make such Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law and (iii) the Administrative Agent or such Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b)           In addition, and without duplication of any other amounts hereunder, the Borrower and any other Loan Party, as the case may be, shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law or, at the option of the Administrative Agent, timely reimburse it for the payment of, any Other Taxes.

(c)           The Loan Parties shall jointly and severally indemnify the Administrative Agent and each Lender, within 30 days after written demand therefor, for the full amount of any Indemnified Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower or any other Loan Party hereunder or otherwise with respect to any Loan Document (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.20) and, to the extent not arising due to the gross negligence or wilful neglect of the Administrative Agent or Lenders, any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or by the Administrative Agent on behalf of itself or a Lender shall be conclusive absent manifest error.  The Administrative Agent and each Lender shall not be indemnified for any Indemnified Taxes that have already been compensated for by an increased payment in accordance with paragraph 2.20(a) above.

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(d)           Not later than 30 days after a Tax Deduction or any payment required in connection with a Tax Deduction by the Borrower or any other Loan Party to a Governmental Authority, the Borrower shall deliver to the Administrative Agent evidence reasonably satisfactory that the Tax Deduction has been made or (as applicable) that any appropriate payment to the Governmental Authority has been paid.

(e)           (i)            Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in clause (ii)(A) and (ii)(B) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender, (it being understood that the completion, execution and submission of any documentation no more burdensome than that required for U.S. federal income tax withholding will not give rise to an exception from the preceding sentence or otherwise be considered prejudicial to the position of a Lender).

(ii)           Without limiting the generality of the foregoing,

(A)          any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)          any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1)           in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Documents, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of,

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U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)           executed copies of IRS Form W-8ECI;

(3)           in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E; or

(4)           to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit II-2 or Exhibit II-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit II-4 on behalf of each such direct and indirect partner;

(C)          any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.

(D)          Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification, provide any necessary successor form, or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(f)            If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent, as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s

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obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (f), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(g)           On or before the date the Administrative Agent becomes a party to this Agreement, the Administrative Agent shall provide to the Borrower, two duly signed, properly completed copies of the documentation prescribed in clause (i) or (ii) below, as applicable (together with all required attachments thereto):  (i) IRS Form W-9 or any successor thereto, or (ii) (A) IRS Form W-8ECI or any successor thereto, and (B) with respect to payments received on account of any Lender, a U.S. branch withholding certificate on IRS Form W-8IMY or any successor thereto evidencing its agreement with the Borrower to be treated as a U.S. Person for U.S. federal withholding purposes.  At any time thereafter, the Administrative Agent shall provide updated documentation previously provided (or, a successor form thereto) when any documentation previously delivered has expired or become obsolete or invalid or otherwise upon a reasonable request of the Borrower.

(h)           If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.20 (including by the payment of additional amounts pursuant to this Section 2.20 it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund).  Such indemnifying party, upon the request of such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority.  Notwithstanding anything to the contrary to this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.  This paragraph (h) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

SECTION 2.21.            Assignment of Commitments Under Certain Circumstances; Duty to Mitigate.  (a)  In the event (i) any Lender delivers a certificate requesting compensation pursuant to Section 2.14, (ii) any Lender delivers a notice described in Section 2.15, (iii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender pursuant to Section 2.20 or (iv) any Lender refuses to consent to any amendment, waiver or other modification of any Loan Document requested by the Borrower including in connection with any Repricing Transaction that requires the consent of a greater percentage of the Lenders than the Required Lenders and such amendment, waiver or other modification is consented to by the Required Lenders, then, in each case, the Borrower may, at its sole expense and effort (including with respect to the processing and recordation fee referred to in Section 9.04(b)), upon notice to such Lender and the Administrative Agent, require such Lender to

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transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights and obligations under this Agreement (or, in the case of clause (iv) above, all of its interests, rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, amendment, waiver or other modification) to an Eligible Assignee that shall assume such assigned obligations and, with respect to clause (iv) above, shall consent to such requested amendment, waiver or other modification of any Loan Documents (which assignee may be another Lender, if a Lender accepts such assignment); provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld or delayed, and (z) the Borrower or such assignee shall have paid to the affected Lender in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans of such Lender plus all Fees and other amounts accrued for the account of such Lender hereunder with respect thereto (including any amounts under Sections 2.14 and 2.16 and, in the case of any such assignment occurring in connection with a Repricing Transaction occurring prior to the first anniversary of the Funding Date, the prepayment fee pursuant to Section 2.12(d) (with such assignment being deemed to be a voluntary prepayment for purposes of determining the applicability of Section 2.12(d), such amount to be payable by the Borrower)); provided, further, that if prior to any such transfer and assignment the circumstances or event that resulted in such Lender’s claim for compensation under Section 2.14, notice under Section 2.15 or the amounts paid pursuant to Section 2.20, as the case may be, cease to cause such Lender to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 2.15, or cease to result in amounts being payable under Section 2.20, as the case may be (including as a result of any action taken by such Lender pursuant to Section 2.21(b)), or if such Lender shall waive its right to claim further compensation under Section 2.14 in respect of such circumstances or event or shall withdraw its notice under Section 2.15 or shall waive its right to further payments under Section 2.20 in respect of such circumstances or event or shall consent to the proposed amendment, waiver, consent or other modification, as the case may be, then such Lender shall not thereafter be required to make any such transfer and assignment hereunder.  Each Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender, as assignor, any Assignment and Acceptance necessary to effectuate any assignment of such Lender’s interests hereunder in the circumstances contemplated by this Section 2.21(a).

(b)           If (i) any Lender shall request compensation under Section 2.14, (ii) any Lender delivers a notice described in Section 2.15 or (iii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender pursuant to Section 2.20, then such Lender or Administrative Agent shall use reasonable efforts (which shall not require such Lender or Administrative Agent to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be significant) (x) to file any certificate or document reasonably requested in writing by the Borrower or (y) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would reduce its claims for compensation under Section 2.14 or enable it to withdraw its notice pursuant to Section 2.15 or would reduce amounts

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payable pursuant to Section 2.20, as the case may be, in the future.  The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such filing or assignment, delegation and transfer.

SECTION 2.22.            Incremental Loans.  (a)  The Borrower may, by written notice to the Administrative Agent and the Person appointed by the Borrower to arrange an incremental Facility (such Person (who (i) may be the Administrative Agent, if it so agrees, or (ii) any other Person appointed by the Borrower after consultation with the Administrative Agent), the “Incremental Arranger”) from time to time, request from one or more existing or additional Lenders, all of which must be Eligible Assignees:  (A) one or more new commitments for new Term Loans which may be of the same Class as any outstanding Class of Term Loans or a new Class of Term Loans (the “Incremental Term Loan Commitments”) and/or (B) the establishment of one or more new revolving credit commitments (any such new commitments, the “Incremental Revolving Credit Commitments” and the Incremental Revolving Credit Commitments, collectively with any Incremental Term Loan Commitments, the “Incremental Loan Commitments”), in an amount not to exceed the Incremental Loan Amount (in the case of Incremental Revolving Credit Commitments, assuming a borrowing of the maximum amount of Incremental Revolving Credit Loans available)~~.  The Administrative Agent~~; provided that Incremental  Loan Commitments may be incurred in the Available Currency or an alternative currency pursuant to procedures and on terms to be agreed with the applicable Incremental Arranger.  The Incremental Arranger shall promptly deliver a copy of such notice to each of the Lenders.  Such notice shall set forth (i) the amount of the Incremental Loan Commitments being requested (which shall be in minimum increments of, $1,000,000 and a minimum amount of $5,000,000 (or in such lower minimum amounts or multiples as agreed to by the ~~Administrative Agent~~Incremental Arranger in its reasonable discretion), or such lesser amount equal to the Incremental Loan Amount at such time), (ii) the date on which such Incremental Loan Commitments are requested to become effective (which shall not be less than 10 Business Days (or such shorter period as agreed by the ~~Administrative Agent~~Incremental Arranger) after the date of such notice), and (iii) whether such Incremental Loan Commitments are commitments to make additional Loans of the same Class which shall be extended in a manner so as to be fungible with an existing Class of Loans hereunder or commitments to make Loans with terms different from such Loans which shall constitute a separate Class of Loans hereunder (“Other Loans”).  On the applicable date specified in any Incremental Loan Assumption Agreement (the “Incremental Facility Closing Date”), subject only to the satisfaction of the terms and conditions in this Section 2.22 and in the applicable Incremental Loan Assumption Agreement, (A) (1) each Incremental Term Lender of such Class shall make a Loan to the Borrower (an “Incremental Term Loan”) in an amount equal to its Incremental Term Loan Commitment of such Class and (2) each Incremental Term Lender of such Class shall become a Lender hereunder with respect to the Incremental Term Loan Commitment of such Class and the Incremental Term Loans of such Class made pursuant thereto and (B) (1) each Incremental Revolving Credit Lender of such Class shall make its Commitment available to the Borrower (when borrowed, an “Incremental Revolving Loan” and collectively with any Incremental Term Loan, an “Incremental Loan”) in an amount equal to its Incremental Revolving Credit Commitment of such Class and (2) each Incremental Revolving Credit Lender of such Class shall become a Lender hereunder with respect to the Incremental Revolving Credit Commitment of such Class and the Incremental Revolving Loans of such Class made pursuant thereto.

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(b)           The Borrower may seek Incremental Loan Commitments from existing Lenders (each of which shall be entitled to agree or decline to participate in its sole discretion) and additional banks, financial institutions and other institutional lenders who will become Incremental Lenders in connection therewith; provided that (i) the Borrower and the Administrative Agent shall have consented to such additional banks, financial institutions and other institutional lenders to the extent the consent of the Borrower or the Administrative Agent, as applicable, would be required if such institution were receiving an assignment of Loans pursuant to Section 9.04 (provided, further, that the consent of the Administrative Agent shall not be required with respect to an additional bank, financial institution, or other institutional lender that is an Affiliate of a Lender or a Related Fund), (ii) with respect to Incremental Term Loan Commitments, any Affiliated Lender providing an Incremental Term Loan Commitment shall be subject to the same restrictions set forth in Section 9.04 as they would otherwise be subject to with respect to any purchase by or assignment to such Affiliated Lender of Term Loans and (iii) Affiliated Lenders may not provide Incremental Revolving Credit Commitments.  The Borrower and each Incremental Lender shall execute and deliver to the Administrative Agent and the Incremental Arranger an Incremental Loan Assumption Agreement and such other documentation as the ~~Administrative Agent~~Incremental Arranger shall reasonably specify to evidence the Incremental Loan Commitment of each Incremental Lender.  The Other Loans and any Incremental Revolving Credit Commitments providing for Incremental Revolving Credit Loans that are Other Loans (such commitments, “Other Revolving Credit Loan Commitments” and such loans, “Other Revolving Credit Loans”) (i) shall have fees and margin and/or interest rate determined by the Borrower and the Incremental Lenders providing such Loans, (ii) shall rank pari passu in right of payment with the Loans or Commitments existing prior the incurrence of such Other Loans and Other Revolving Credit Loan Commitments and be secured by the Collateral on a pari passu basis and (iii) (A) in the case of Incremental Term Loans, (x) may participate on a pro rata basis, less than pro rata basis or greater than pro rata basis in any mandatory prepayment of Term Loans (except that, unless otherwise permitted under this Agreement, such Incremental Term Loans may not participate on a greater than pro rata basis as compared to any earlier maturing Class of Term Loans) and (y) may participate on a pro rata basis, less than pro rata basis or greater than pro rata basis in any voluntary prepayment of Term Loans and (B) in the case of Incremental Revolving Credit Commitments and Incremental Revolving Loans, (x) shall provide that the borrowing and repayment (except for (A) payments of interest and fees at different rates on Incremental Revolving Credit Commitments (and related outstandings), (B) repayments required upon the Maturity Date of the Incremental Revolving Credit Commitments and (C) repayment made in connection with a permanent repayment and termination of commitments (subject to clause (y) below)) of Loans with respect to Incremental Revolving Credit Commitments after the associated Incremental Facility Closing Date shall be made on a pro rata basis or less than pro rata basis ~~in any voluntary or mandatory prepayment of the other Term Loans (in the case of Incremental Term Loans) or~~(but not more than a pro rata basis) with all other Revolving Credit ~~Loans (in the case of Incremental Revolving Credit Loans and/or Incremental Revolving Credit Loan~~ Commitments~~)~~ then existing on the Incremental Facility Closing Date ~~(but not~~and (y) may provide that the permanent repayment of Revolving Credit Loans with respect to, and termination or reduction of, Incremental Revolving Credit Commitments after the associated Incremental Facility Closing Date be made on a pro rata basis, less than pro rata basis or greater than pro rata basis ~~(except for prepayments in connection with a refinancing or pursuant to Section 2.13(h) or any prepayments of any Class of~~

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~~Loans or Commitments with an earlier Maturity Date than any other Class of Loans or Commitments))~~with all other Revolving Credit Commitments.  Without the prior written consent of the Administrative Agent, (A) the final maturity date of any Other Loans that are Term Loans (the “Other Term Loans”) shall be no earlier than the Initial Term Loan Maturity Date, (B) the final maturity date of any Other Revolving Credit Loans or Other Revolving Credit Loan Commitments shall be no earlier than the Initial Revolving Credit Loan Maturity Date, (C) the Weighted ~~a~~Average ~~l~~Life to ~~m~~Maturity of the Other Term Loans shall be no shorter than the remaining Weighted ~~a~~Average ~~l~~Life to ~~m~~Maturity of the ~~Initial~~2016 Extended Term Loans, (D) the All-In Yield applicable to the Other Loans shall be determined by the Borrower and the applicable Incremental Lenders and shall be set forth in each applicable Incremental Loan Assumption Agreement; provided, however, that the All-In Yield applicable to such Other Term Loans of the same currency as the 2016 Extended Term Loans (other than Other Term Loans (w) Incurred pursuant to Section 4.04(b)(1)(ii) of Annex I, (x) established pursuant to the second proviso to Section 4.04(b)(1) of Annex I, (y) having a maturity date that is more than two years after the 2016 Extended Term Loan Maturity Date or (z) Incurred in connection with an acquisition) shall not be greater than the applicable All-In Yield payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to the ~~Initial~~2016 Extended Term Loans ~~made on the Funding Date~~ plus 50 basis points per annum unless the interest rate (together with, as provided in the proviso below, the Adjusted LIBO Rate floor) with respect to such Loans is increased so as to cause the then applicable All-In Yield under this Agreement on such Loans to equal the All-In Yield then applicable to the Other Term Loans minus 50 basis points; provided that any increase in All-In Yield to any Loan due to the application or imposition of an Adjusted LIBO Rate floor or an Alternate Base Rate floor on any Other Term Loan shall be effected, at the Borrower’s option, (x) through an increase in (or implementation of, as applicable) any Adjusted LIBO Rate floor or Alternate Base Rate floor, as applicable, applicable to such Loan, (y) through an increase in the Applicable Margin for such Loan or (z) any combination of (x) and (y) above, and (E) the other terms and documentation in respect of such Other Loans (except for covenants or other provisions (i) conformed (or added) in the Loan Documents pursuant to the related Incremental Loan Assumption Agreement for the benefit of all of the Lenders; provided that (x) in the case of any Class of Incremental Term Loans and Incremental Term Loan Commitments, “soft-call” provisions may be added solely for the benefit of the Term Lenders and (y) in the case of any Class of Incremental Revolving Loans and Incremental Revolving Credit Commitments, financial maintenance covenants may be added solely for the benefit of the Revolving Credit Lenders or (ii) applicable only to periods after the Latest Maturity Date as of the Incremental Facility Closing Date (collectively the “Additional Covenants”) which may be added without the consent of any other party)), to the extent not consistent with the Term Facilities or the Revolving Credit Facilities, as applicable, shall be reasonably satisfactory to the ~~Administrative Agent.  The Administrative Agent~~Incremental Arranger; provided that such other terms and documentation shall be deemed to be reasonably satisfactory to such Incremental Arranger if they reflect market terms and conditions (taken as a whole) at the time of incurrence of such Other Loans (as determined by the Borrower in good faith)).  The Incremental Arranger shall promptly notify each Lender and the Borrower as to the effectiveness of each Incremental Loan Assumption Agreement.  Notwithstanding anything in Section 9.08 to the contrary, each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Loan Assumption Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental

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Loan Commitment and the Incremental Loans evidenced thereby including the Additional Covenants, and the ~~Administrative Agent~~Incremental Arranger and the Borrower may revise this Agreement to evidence such amendments.  Incremental Loans and Other Loans shall have the same guarantees as, and be secured on a pari passu basis with, the Loans.

(c)           Notwithstanding the foregoing, no Incremental Loan Commitment shall become effective under this Section 2.22 unless on the date of such effectiveness (or earlier, as determined in accordance with Section 1.05, in the case of an Incremental Loan Assumption Agreement the primary purpose of which is to finance a Limited Condition Acquisition), (i)(x) the representations and warranties set forth in Article III and in each other Loan Document shall be true and correct in all material respects (or in all respects to the extent qualified by materiality or Material Adverse Effect) on and as of such date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or in all respects to the extent qualified by materiality or Material Adverse Effect) on and as of such earlier date provided that, with respect to any Incremental Loan Assumption Agreement the primary purpose of which is to finance a Permitted Investment or an acquisition not prohibited by this Agreement, the condition~~s~~ set forth in ~~clause (y) below and~~ this ~~clause~~sub-clause (i)(x) ~~(other than~~shall only be required with respect to the making of the Major Representations (conformed as reasonably necessary for such Permitted Investment or such acquisition) ~~which may~~and only ~~be waived with the consent of the Required Lenders)~~to the extent requested by (and thereafter may be waived ~~or omitted in full or in part by~~by) Incremental Lenders holding more than 50% of the applicable aggregate Incremental Loan Commitments (provided, further, that, in the case of an acquisition or Permitted Investment with a purchase price in excess of 20% of L2QA Pro Forma EBITDA (after giving pro forma effect to such acquisition or Permitted Investment), the condition contained in this sub-clause (i)(x) with respect to Major Representations shall be required whether or not requested by such Persons, unless waived in accordance with Section 9.08); and (y) no ~~Default or~~ Event of Default shall have occurred and be continuing; provided that (other than in the case of an Event of Default specified in Section 7.01(a) and (g)), ~~for purposes of determining compliance with this clause (c),~~ the condition in this sub-clause (~~c~~i)(y) may be waived by the majority of Incremental Lenders, and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Responsible Officer of the Borrower, (ii) all fees and expenses owing to the Administrative Agent, the Incremental Arranger and the Incremental Lenders in respect of such increase shall have been paid (iii) the ~~Administrative Agent~~Incremental Arranger shall have received legal opinions addressed to the Incremental Lenders and the Incremental Arranger, board resolutions and other closing certificates reasonably requested by the ~~Administrative Agent~~Incremental Arranger and consistent with those delivered on the Funding Date under Section 4.02, other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the ~~Administrative Agent~~Incremental Arranger and (iv) the ~~Administrative Agent~~Incremental Arranger shall have received reaffirmation agreements and/or such amendments to the Security Documents as may be reasonably requested by the ~~Administrative Agent~~Incremental Arranger in order to ensure that such Incremental Lenders are provided with the benefit of the applicable Loan Documents.

(d)           Each of the parties hereto hereby agrees that the Administrative Agent and the Incremental Arranger may, in consultation with the Borrower, take any and all action as may be

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reasonably necessary to ensure that all Incremental Loans (other than Other Loans), when originally made, are included in each Borrowing of outstanding Loans of the same currency on a pro rata basis.  This may be accomplished by requiring each outstanding Eurodollar Borrowing to be converted into an ABR Borrowing on the date of each Incremental Loan, or by allocating a portion of each Incremental Loan to each outstanding Eurodollar Borrowing on a pro rata basis.  Any conversion of Eurodollar Loans to ABR Loans required by the preceding sentence shall be subject to Section 2.16.  If any Incremental Loan is to be allocated to an existing Interest Period for a Eurodollar Borrowing, then the interest rate thereon for such Interest Period and the other economic consequences thereof shall be as set forth in the applicable Incremental Loan Assumption Agreement.  In addition, to the extent any Incremental Loans are not Other Loans and are fungible with ~~the Initial~~any other Class of Term Loans, the scheduled amortization payments under Section 2.11(a)(i) required to be made to such other Class after the making of such Incremental Loans may be ratably increased by the aggregate principal amount of such Incremental Loans and may be further increased for all Lenders of such other Class on a pro rata basis to the extent necessary to avoid any reduction in the amortization payments to which the Lenders of such other Class were entitled before such recalculation.

(e)           Upon any Incremental Facility Closing Date on which Incremental Revolving Credit Commitments are effected through an increase of an existing Loan pursuant to this Section 2.22, (i) each of the Revolving Credit Lenders shall assign to each of the Incremental Revolving Credit Lenders, and each of the Incremental Revolving Credit Lenders shall purchase from each of the Revolving Credit Lenders, at the principal amount thereof, such interests in the Incremental Revolving Loans outstanding on such Incremental Facility Closing Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Credit Loans will be held by existing Revolving Credit Lenders and Incremental Revolving Credit Lenders ratably in accordance with their Revolving Credit Commitments after giving effect to the addition of such Incremental Revolving Credit Commitments to the Revolving Credit Commitments, (ii) each Incremental Revolving Credit Commitment shall be deemed for all purposes a Revolving Credit Commitment and each Loan made thereunder shall be deemed, for all purposes, a Revolving Credit Loan and (iii) each Incremental Revolving Credit Lender shall become a Lender with respect to the Incremental Revolving Credit Commitments and all matters relating thereto.  The Administrative Agent and the Lenders hereby agree that the minimum borrowing and prepayment requirements in Sections 2.02 and 2.09 of this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

(f)            Other Revolving Credit Loan Commitments may be elected to be included as additional Participating Revolving Credit Commitments under the applicable Incremental Loan Assumption Agreement, subject to the consent of each Swing Line Lender and each L/C Issuer, and on the Incremental Facility Closing Date on which such Incremental Revolving Credit Commitments are effected, all Swing Line Loans and Letters of Credit shall be participated on a pro rata basis by all Participating Revolving Credit Lenders in accordance with their percentage of the Participating Revolving Credit Commitments existing after giving effect to such Incremental Loan Assumption Amendment, provided, such election may be made conditional upon the termination of one or more other Participating Revolving Credit Commitments.

SECTION 2.23.            Extension Amendments.  (a)  So long as no Event of Default ~~or Default~~ has occurred and is continuing (after giving effect to any amendments and/or waivers

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that are or become effective on the date of the relevant conversion), the Borrower may at any time and from time to time request that (i) all or a portion of any Class of Term Loans then outstanding selected by the Borrower (the “Original Term Loans”) and/or (ii) all or a portion of any Class of Revolving Credit Commitments then outstanding selected by the Borrower (such Revolving Credit Commitments, the “Original Revolving Credit Commitments”, collectively with the Original Term Loans, an “Original Class”) be converted to extend the maturity date thereof and to provide for other terms permitted by this Section 2.23 (any portion thereof that have been so extended, the “Extended Term Loans” or “Extended Revolving Credit Commitments”, as the case may be, and collectively, the “Extended Class” and the remainder not so extended, the “Non-Extended Term Loans” or “Non-Extended Revolving Credit Commitments”, as the case may be, and collectively, the “Non-Extended Class”); provided that, with the consent of the Administrative Agent, the Extended Term Loans or Extended Revolving Credit Commitments, as applicable, may be designated as part of an existing Class of Loans.  Prior to entering into any Extension Amendment with respect to any Original Class, the Borrower shall provide a notice to the Administrative Agent and any applicable Additional Arranger administering the Original Class (who shall provide a copy of such notice to each Lender who has Loans or Commitments of the Original Class) in such form as approved from time to time by the Borrower and the ~~Administrative Agent~~applicable Additional Arranger (each, an “Extension Request”) setting forth the terms of the proposed Extended Class, as applicable, which terms shall be identical to those applicable to the Original Class, except for Section 2.23 Additional Agreements or as otherwise permitted by this Section 2.23 and except (w) the maturity date of the Extended Class may be delayed to a date after the Maturity Date of the Original Class, (x) Extended Term Loans may have different amortization payments than the Original Term Loans; provided that the Weighted Average Life to Maturity of such Extended Term Loans shall be no shorter than the Weighted Average Life to Maturity of the Original Term Loans from which they were converted ~~and~~, (y) All-In Yield with respect to any Loans or Commitments of the Extended Class may be higher or lower than the All-In Yield with respect to any Loans or Commitments of the Original Class and (z) (A) the Extended Term Loans (i) may participate on a pro rata basis, less than pro rata basis or greater than pro rata basis in any mandatory prepayment of Term Loans (except that, unless otherwise permitted under this Agreement, such Extended Term Loans may not participate on a greater than pro rata basis as compared to any earlier maturing Class of Term Loans) and (ii) may participate on a pro rata basis; less than pro rata basis or greater than pro rata basis in any voluntary prepayment of Term Loans, and (B) the Extended Revolving Credit Commitments (i) shall provide that the borrowing and repayment (except for (A) payments of interest and fees at different rates on Extended Revolving Credit Commitments (and related outstandings), (B) repayments required upon the Maturity Date of the Extended Revolving Credit Commitments and (C) repayment made in connection with a permanent repayment and termination of commitments (subject to clause (ii) below)) of Loans with respect to Extended Revolving Credit Commitments after the associated Extended Facility Closing Date shall be made on a pro rata basis or less than pro rata basis (but not more than a pro rata basis) with all other Revolving Credit Commitments then existing on the Extended Facility Closing Date and (ii) may provide that the permanent repayment of Revolving Credit Loans with respect to, and termination or reduction of, Extended Revolving Credit  Commitments after the associated Extended Facility Closing Date be made on a pro rata basis, less than pro rata basis or greater than pro rata basis with all other Revolving Credit Commitments.  In addition to any other terms and changes required or permitted by this Section

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2.23, each Extension Amendment establishing a Class of Extended Term Loans shall amend the scheduled amortization payments provided under Section 2.11 with respect to the related Non-Extended Term Loans to reduce each scheduled installment for such Non-Extended Term Loans to an aggregate amount equal to the product of (A) the original aggregate amount of such installment with respect to the Original Term Loans, multiplied by (B) a fraction, the numerator of which is the aggregate principal amount of such related Non-Extended Term Loans and (y) the denominator of which is the aggregate principal amount of such Original Term Loans prior to the effectiveness of such Extension Amendment (it being understood that the amount of any installment payable with respect to any individual Non-Extended Term Loan shall not be reduced as a result thereof without the consent of the holder of such individual Non-Extended Term Loan).  No Lender shall have any obligation to agree to have any of its Original Term Loans or Original Revolving Credit Commitments converted into Extended Term Loans or Extended Revolving Credit Commitments pursuant to any Extension Request.

(b)           The Borrower shall provide the applicable Extension Request at least five Business Days prior to the date on which the applicable Lenders are requested to respond (or such shorter date as the Administrative Agent or the applicable Additional Arranger may agree).  Any Lender (an “Extending Lender”) wishing to have all or a portion of its Original Term Loans or Original Revolving Credit Commitments converted into Extended Term Loans or Extended Revolving Credit Commitments shall notify the Administrative Agent or the applicable Additional Arranger (such notice to be in such form as approved from time to time by the Borrower and the Administrative Agent) (each, an “Extension Election”) on or prior to the date specified in such Extension Request (which shall in any event be no less than three Business Days prior to the effectiveness of the applicable Extension Amendment) of the amount of its Original Term Loans or Original Revolving Credit Commitments that it has elected to convert into Extended Term Loans or Extended Revolving Credit Commitments.  In the event that the aggregate amount of the applicable Original Term Loans or Original Revolving Credit Commitments subject to Extension Elections exceeds the amount of the applicable Extended Term Loans or Extended Revolving Credit Commitments requested pursuant to the Extension Request, the applicable Original Term Loans or Original Revolving Credit Commitments subject to such Extension Elections shall be converted to Extended Term Loans or Extended Revolving Credit Commitments on a pro rata basis based on the amount of the applicable Original Term Loans or Original Revolving Credit Commitments included in each such Extension Election.

(c)           Subject to the requirements of this Section 2.23, an Extended Class may be established pursuant to a supplement (which shall set forth the effective date of such extension) to this Agreement (which, except to the extent otherwise expressly contemplated by this Section 2.23(c), shall require the consent only of the Lenders who elect to make the Extended Term Loans or Extended Revolving Credit Commitments established thereby) in such form as approved from time to time by the Borrower and the Administrative Agent or the applicable Additional Arranger in the reasonable exercise of ~~its~~such applicable Person’s discretion (each, an “Extension Amendment”) executed by the Loan Parties, the Administrative Agent, any applicable Additional Arranger and the Extending Lenders, so long as (i) no Event of Default or Default has occurred and is continuing (after giving effect to any amendments and/or waivers that are or become effective on the date that such Extended Term Loans are established) and (ii) the Administrative Agent or the applicable Additional Arranger shall have received legal opinions addressed to the Administrative Agent or the applicable Additional Arranger and the

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Extending Lenders, board resolutions and other closing certificates reasonably requested by the Administrative Agent or the applicable Additional Arranger and consistent with those delivered on the Funding Date under Section 4.02, other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent or the applicable Additional Arranger (the date on which such conditions, together with any other conditions set forth in the Extension Amendment, are satisfied shall be referred to as the “Extended Facility Closing Date”).

(d)           Any Extension Amendment may provide for additional terms, including different covenants and call protection (other than those referred to or contemplated in this Section 2.23) (each, a “Section 2.23 Additional Agreement”) to this Agreement and the other Loan Documents; provided that no such Section 2.23 Additional Agreement shall become effective prior to the time that such Section 2.23 Additional Agreement has been consented to by such of the Lenders, Loan Parties and other parties (if any) as would be required (including under the requirements of Section 9.08) if such Section 2.23 Additional Agreement were a separate and independent amendment of this Agreement.

(e)           The Lenders hereby irrevocably authorize the Administrative Agent or the applicable Additional Arranger to enter into technical amendments to this Agreement and the other Loan Documents with the applicable Loan Parties as may be necessary or advisable in order to effectuate the transactions contemplated by this Section 2.23.

SECTION 2.24.            Refinancing Amendments.  (a)  Refinancing Commitments.  The Borrower may, at any time or from time to time, by notice to the Administrative Agent (and the Person appointed by the Borrower to arrange a refinancing Facility (such  Person (who (i) may be the Administrative Agent, if it so agrees, or (ii) any other Person  appointed by the Borrower after consultation with the Administrative Agent, the “Refinancing Arranger”, and together with the Incremental Arranger, the “Additional Arranger”) (a “Refinancing Loan Request”), request (i) a new Class of term loans (any such commitment to make sure new Loans, “Refinancing Term Commitments”) or (ii) the establishment of a new Class of revolving credit commitments (any such new Class, “Refinancing Revolving Credit Commitments” and collectively with any Refinancing Term Commitments, “Refinancing Commitments”), in each case, established in exchange for, or to extend, renew, replace, repurchase, retire or refinance, in whole or in part, any Class of existing Loans or Commitments (with respect to a particular Refinancing Commitment or Refinancing Loan, such existing Loans or Commitments, “Refinanced Debt”), whereupon the ~~Administrative Agent~~Refinancing Arranger shall promptly deliver a copy to each of the Lenders.

(b)           Refinancing Loans.  Each Class of Refinancing Loans made on any Refinancing Facility Closing Date shall be designated a separate Class of Loans for all purposes of this Agreement; provided that, with the consent of the Administrative Agent, Refinancing Loans may be designated as part of an existing Class of Loans.  On any Refinancing Facility Closing Date on which any Refinancing Term Commitments of any Class are effected, subject to the satisfaction of the terms and conditions in this Section 2.24, (i) each Refinancing Term Lender of such Class shall make a Loan to the Borrower (a “Refinancing Term Loan”) in an amount equal to its Refinancing Term Commitment of such Class and (ii) each Refinancing Term Lender of such Class shall become a Lender hereunder with respect to the Refinancing Term Commitment

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of such Class and the Refinancing Term Loans of such Class made pursuant thereto.  On any Refinancing Facility Closing Date on which any Refinancing Revolving Credit Commitments of any Class are effected, subject to the satisfaction of the terms and conditions in this Section 2.24, (A) each Refinancing Revolving Credit Lender of such Class shall make its Commitment available to the Borrower (when borrowed, a “Refinancing Revolving Loan” and collectively with any Refinancing Term Loan, a “Refinancing Loan”) in an amount equal to its Refinancing Revolving Credit Commitment of such Class and (B) each Refinancing Revolving Credit Lender of such Class shall become a Lender hereunder with respect to the Refinancing Revolving Credit Commitment of such Class and the Refinancing Revolving Loans of such Class made pursuant thereto.

(c)           Refinancing Loan Request.  Each Refinancing Loan Request from the Borrower pursuant to this Section 2.24 shall set forth the requested amount and proposed terms of the relevant Refinancing Term Loans or Refinancing Revolving Credit Commitments.  Refinancing Term Loans may be made, and Refinancing Revolving Credit Commitments may be provided, by any existing Lender (but no existing Lender will have an obligation to make any Refinancing Commitment, nor will the Borrower have any obligation to approach any existing Lender to provide any Refinancing Commitment) or by any Additional Lender (each such existing Lender or Additional Lender providing such Commitment or Loan, a “Refinancing Revolving Credit Lender” or “Refinancing Term Lender” as applicable, and, collectively, “Refinancing Lenders”); provided that (i) the Administrative Agent shall have consented (not to be unreasonably withheld or delayed) to such Additional Lender’s making such Refinancing Term Loans or providing such Refinancing Revolving Credit Commitments, to the extent such consent, if any, would be required under Section 9.04 for an assignment of Term Loans or Revolving Credit Commitments, as applicable, to such Lender or Additional Lender, (ii) with respect to Refinancing Term Commitments, any Affiliated Lender providing a Refinancing Term Commitment shall be subject to the same restrictions set forth in Section 9.04 as they would otherwise be subject to with respect to any purchase by or assignment to such Affiliated Lender of Term Loans and (iii) Affiliated Lenders may not provide Refinancing Revolving Credit Commitments.

(d)           Effectiveness of Refinancing Amendment.  The effectiveness of any Refinancing Amendment, and the Refinancing Commitments thereunder, shall be subject to the satisfaction on the date thereof (a “Refinancing Facility Closing Date”) of each of the following conditions, together with any other conditions set forth in the Refinancing Amendment:

(i)            after giving effect to such Refinancing Commitments, the conditions of Sections 4.03(a)(i) and (ii) shall be satisfied (it being understood that all references to “the date of such Credit Extension” or similar language in such Section 4.03 shall be deemed to refer to the effective date of such Refinancing Amendment);

(ii)           Unless otherwise agreed by the ~~Administrative Agent~~Refinancing Arranger, each Refinancing Commitment shall be in an aggregate principal amount that is not less than $25,000,000 and shall be in an increment of $1,000,000 (provided that such amount may be less than $25,000,000, and not in an increment of $1,000,000, if such amount is equal to the entire outstanding principal amount of Refinanced Debt); and

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(iii)                               to the extent reasonably requested by the ~~Administrative Agent~~Refinancing Arranger, receipt by the ~~Administrative Agent~~Refinancing Arranger of (A) customary legal opinions, board resolutions and officers’ certificates consistent with those delivered on the Funding Date (conformed as appropriate) other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the ~~Administrative Agent~~Refinancing Arranger and (B) reaffirmation agreements and/or such amendments to the Security Documents as may be reasonably requested by the ~~Administrative Agent~~Refinancing Arranger in order to ensure that such Refinancing Lenders are provided with the benefit of the applicable Loan Documents.

(e)                                  Required Terms.  The terms, provisions and documentation of the Refinancing Term Loans and Refinancing Term Commitments or the Refinancing Revolving Loans and Refinancing Revolving Credit Commitments, as the case may be, of any Class shall be as agreed between the Borrower and the applicable Refinancing Lenders providing such Refinancing Commitments, and except as otherwise set forth herein, to the extent not identical to any Class of Term Loans or Revolving Credit Commitments, as applicable, each existing on the Refinancing Facility Closing Date, shall be consistent with clauses (i)-(vii) below, as applicable, and (A) reflect market terms and conditions (taken as a whole) at the time of incurrence of such Indebtedness (as determined by the Borrower in good faith) or (B) otherwise reasonably satisfactory to the ~~Administrative Agent~~Refinancing Arranger (except for covenants or other provisions (i) conformed (or added) in the Loan Documents pursuant to the related Refinancing Amendment, (x) in the case of any Class of Refinancing Term Loans and Refinancing Term Commitments, for the benefit of the Term Lenders and (y) in the case of any Class of Refinancing Revolving Loans and Refinancing Revolving Credit Commitments, for the benefit of the Revolving Credit Lenders or (ii) applicable only to periods after the Latest Maturity Date as of the Refinancing Facility Closing Date) which may be added without the consent of any other party.

In any event, (A) the Refinancing Term Loans:

(i)                                     as of the Refinancing Facility Closing Date, shall not have a final scheduled maturity date earlier than the Maturity Date of the Refinanced Debt,

(ii)                                  as of the Refinancing Facility Closing Date, shall not have a Weighted Average Life to Maturity shorter than the remaining Weighted Average Life to Maturity of the Refinanced Debt,

(iii)                               shall have an interest rate (which may be fixed or variable), margin (if any) and interest rate floor (if any), and subject to clause (e)(ii) above, amortization determined by the Borrower and the applicable Refinancing Term Lenders,

(iv)                              shall have fees determined by the Borrower and the applicable Refinancing Loan arranger(s),

(v)                                 (A) may participate on a pro rata basis ~~or~~, less than pro rata basis ~~(but not on a~~or greater than pro rata basis (except ~~for prepayments of any Class of Loans with an earlier maturity date than any other Class of Loans, prepayments in connection with a refinancing of~~

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~~such Refinancing Loans or pursuant to Section 2.13(h))~~that, unless otherwise permitted under this Agreement, such Refinancing Term Loans may not participate on a greater than a pro rata basis as compared to any earlier maturing Class of Term Loans) in any mandatory ~~or voluntary~~ prepayments of Term Loans ~~hereunder,~~and (B) may participate on a pro rata basis, less than pro rata basis or greater than pro rata basis in any voluntary prepayment of Term Loans,

(vi)                              shall not have a greater principal amount than the principal amount of the Refinanced Debt plus accrued but unpaid interest, fees, premiums (if any) and penalties thereon and reasonable fees, expenses, OID and upfront fees associated with the refinancing, and

(vii)                           shall have the same rank in right of payment with respect to the other Obligations as the applicable Refinanced Debt and shall be secured by the Collateral and shall have the same rank in right of security with respect to the other Obligations as the applicable Refinanced Debt; and

(A)                               the Refinancing Revolving Credit Commitments and Refinancing Revolving Loans:

(i)                                     shall have the same rank in right of payment with respect to the other Obligations as the applicable Refinanced Debt and shall be secured by the Collateral and shall have the same rank in right of security with respect to the other Obligations as the applicable Refinanced Debt,

(ii)                                  shall not have a final scheduled maturity date or commitment reduction date earlier than the Maturity Date or commitment reduction date, respectively, with respect to the Refinanced Debt and shall not have any scheduled amortization or mandatory Commitment reductions prior to the maturity date of the Refinanced Debt,

(iii)                               shall provide that the borrowing and repayment (except for (A) payments of interest and fees at different rates on Refinancing Revolving Credit Commitments (and related outstandings), (B) repayments required upon the Maturity Date of the Refinancing Revolving Credit Commitments and (C) repayment made in connection with a permanent repayment and termination of commitments (subject to clause (v) below)) of Loans with respect to Refinancing Revolving Credit Commitments after the associated Refinancing Facility Closing Date shall be made on a pro rata basis or less than a pro rata basis (but not more than a pro rata basis) with all other Revolving Credit Commitments then existing on the Refinancing Facility Closing Date,

(iv)                              may be elected to be included as additional Participating Revolving Credit Commitments under the Refinancing Amendment, subject to the consent of each Swing Line Lender and each L/C Issuer, and on the Refinancing Facility Closing Date all Swing Line Loans and Letters of Credit shall be participated on a pro rata basis by all Participating Revolving Credit Lenders in accordance with their percentage of the Participating Revolving Credit Commitments existing after giving effect to such Refinancing Amendment, provided, such election may be made conditional upon the termination of one or more other Participating Revolving Credit Commitments,

(v)                                 may provide that the permanent repayment of Revolving Credit Loans with respect to, and termination or reduction of, Refinancing Revolving Credit Commitments

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after the associated Refinancing Facility Closing Date be made on a pro rata basis, less than pro rata basis or greater than pro rata basis with all other Revolving Credit Commitments,

(vi)                              shall provide that assignments and participations of Refinancing Revolving Credit Commitments and Refinancing Revolving Loans shall be governed by the same assignment and participation provisions applicable to Revolving Credit Commitments and Revolving Credit Loans then existing on the Refinancing Facility Closing Date,

(vii)                           shall have an interest rate (which may be fixed or variable), margin (if any) and interest rate floor (if any), determined by the Borrower and the applicable Refinancing Revolving Credit Lenders,

(viii)                        shall have fees determined by the Borrower and the applicable Refinancing Revolving Credit Commitment arranger(s), and

(ix)                              shall not have a greater principal amount of Commitments than the principal amount of the Commitments of the Refinanced Debt plus accrued but unpaid interest, fees, premiums (if any) and penalties thereon and reasonable fees, expenses, OID and upfront fees associated with the refinancing.

(f)                                   Refinancing Amendment.  Commitments in respect of Refinancing Term Loans and Refinancing Revolving Credit Commitments shall become additional Commitments pursuant to an amendment (a “Refinancing Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Refinancing Lender providing such Commitments the Administrative Agent and the Refinancing Arranger.  The Refinancing Amendment may, without the consent of other Loan Party, Agent or Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the ~~Administrative Agent~~Refinancing Arranger and the Borrower, to effect the provisions of this Section 2.24, including amendments as deemed necessary by the Refinancing Arranger in consultation with the Administrative Agent in its reasonable judgment to address technical issues relating to funding and payments, including adjusting Interest Periods and other provisions to allow such Refinancing Loans to be part of an Existing Class of Loans.  The Borrower will use the proceeds of the Refinancing Term Loans and Refinancing Revolving Credit Commitments to extend, renew, replace, repurchase, retire or refinance, substantially concurrently, the applicable Refinanced Debt.

(g)                                  This Section 2.24 shall super~~c~~sede any provisions in Section 2.17 or 9.08 to the contrary.

SECTION 2.25.                                   Defaulting Lenders.  Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(a)                                 That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.08.

(b)                                 Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or

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mandatory, at maturity, pursuant to Article VII or otherwise), shall be applied at such time or times as may be determined by the Administrative Agent as follows:  first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default has occurred and is continuing), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default has occurred and is continuing, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made at a time when the conditions set forth in Sections 4.02 or 4.03, as applicable, were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of that Defaulting Lender.  Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(c)                                  During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each Non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans pursuant to Sections 2.26 and 2.27, the Pro Rata Share of each Non-Defaulting Lender’s Revolving Credit Loans and L/C Obligations shall be computed without giving effect to the Participating Revolving Credit Commitment of that Defaulting Lender; provided that the aggregate obligation of each Non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swing Line Loans shall not exceed the positive difference, if any, of (A) the Participating Revolving Credit Commitment of that Non-Defaulting Lender minus (B) the sum of (1) the aggregate Outstanding Amount of the Loans of that Non-Defaulting Lender under such Participating Revolving Credit Commitments plus (2) such Non-Defaulting Lender’s Pro Rata Share of the Outstanding Amount of L/C Obligations and Swing Line Obligations at such time.

(d)                                 If the Borrower and the Administrative Agent agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held on a pro rata basis by the Lenders in accordance with their Pro Rata Share of Commitments, whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on

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behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

SECTION 2.26.                                   Letters of Credit. (a)  The Letter of Credit Commitment.  (i)  Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the other Revolving Credit Lenders set forth in this Section 2.26, (1) from time to time on any Business Day during the period from and including the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit at sight denominated in Dollars for the account of the Borrower (provided that any Letter of Credit may be for the benefit of any Subsidiary of the Borrower and may be issued for the joint and several account of the Borrower and a Restricted Subsidiary to the extent otherwise permitted by this Agreement) and to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.26(b), and (2) to honor drafts under the Letters of Credit and (B) the Participating Revolving Credit Lenders severally agree to participate in Letters of Credit issued pursuant to this Section 2.26; provided that no L/C Issuer shall be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in any Letter of Credit if as of the date of such L/C Credit Extension, (x) the Revolving Credit Exposure of any Revolving Credit Lender under its Participating Revolving Credit Commitments would exceed its Participating Revolving Credit Commitments (it being understood that with respect to a Swing Line Lender, its Swing Line Exposure for purposes of this clause (x) shall be deemed to be its Pro Rata Share (after giving effect when a Defaulting Lender shall exist to any reallocation effected in accordance with Section 2.25(c)) of the total Swing Line Exposure), (y) with respect to any Swing Line Lender that is a Participating Revolving Credit Lender, the aggregate of its Swing Line Exposure (in its capacity as a Swing Line Lender and a Revolving Credit Lender), plus the aggregate principal amount of its outstanding Revolving Credit Loans (in its capacity as a Revolving Credit Lender), plus its L/C Exposure would exceed its Revolving Credit Commitment or (z) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit provided further that no L/C Issuer shall be obligated to make any L/C Credit Extension with respect to any Letter of Credit if as of the date of such L/C Credit Extension, after such L/C Credit Extension, the Outstanding Amount of the L/C Obligations in respect of Letters of Credit issued by such L/C Issuer would exceed such L/C Issuer’s Letter of Credit Issuer Sublimit Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

(ii)                                  An L/C Issuer shall be under no obligation to issue any Letter of Credit if:

(A)                               any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or direct that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not

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otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Effective Date (for which such L/C Issuer is not otherwise compensated hereunder);

(B)                               subject to Section 2.26(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve (12) months after the date of issuance or last renewal unless (1) each Appropriate Lender has approved of such expiration date or (2) the Outstanding Amount of L/C Obligations in respect of such requested Letter of Credit has been Cash Collateralized or back-stopped by a letter of credit reasonably satisfactory to such L/C Issuer;

(C)                               (i) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless (1) each Appropriate Lender has approved such expiry date or (2) the Outstanding Amount of L/C Obligations in respect of such requested Letter of Credit has been Cash Collateralized or back-stopped by a letter of credit reasonably satisfactory to such L/C Issuer and the Administrative Agent or (ii) at any time when there is more than one Maturity Date in effect in respect of Revolving Credit Commitments, there are not sufficient Participating Revolving Credit Commitments maturing more than five Business Days after the expiry date of such requested Letter of Credit to cover the L/C Obligations in respect of such Letter of Credit (after taking into account all other outstanding Letters of Credit and their respective expiry dates), unless (1) each Appropriate Lender has approved such expiry date or (2) the Outstanding Amount of L/C Obligations in respect of such requested Letter of Credit has been Cash Collateralized or back-stopped by a letter of credit reasonably satisfactory to such L/C Issuer and the Administrative Agent;

(D)                               the issuance of such Letter of Credit would violate any policies of the L/C Issuer applicable to letters of credit generally;

(E)                                any Participating Revolving Credit Lender is at that time a Defaulting Lender, unless such L/C Issuer has entered into arrangements reasonably satisfactory to it and the Borrower to eliminate such L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.25(c)) with respect to the participation in Letters of Credit by such Defaulting Lender, including by cash collateralizing such Defaulting Lender’s Pro Rata Share of the L/C Obligations;

(F)                                 such Letter of Credit is denominated in a currency other than an Available Currency; or

(G)                               such Letter of Credit is a trade letter of credit or a bank guarantee.

(iii)                               An L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(b)                                 Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.  (i)  Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent)

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in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower.  Such Letter of Credit Application must be received by the relevant L/C Issuer and the Administrative Agent not later than 12:30 p.m., New York City time, at least two (2) Business Days prior to the proposed issuance date or date of amendment, as the case may be; or, in each case, such later date and time as the relevant L/C Issuer may agree in a particular instance in its sole discretion.  In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer:  (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the Available Currency in which the requested Letter of Credit is to be issued will be denominated; and (H) such other matters as the relevant L/C Issuer may reasonably request.  In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the relevant L/C Issuer may reasonably request.

(ii)                                  Promptly after receipt of any Letter of Credit Application, the relevant L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof.  Upon receipt by the relevant L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower (and, if applicable, its applicable Subsidiary) or enter into the applicable amendment, as the case may be.  Immediately upon the issuance of each Letter of Credit, each Participating Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the relevant L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Pro Rata Share times the stated amount of such Letter of Credit.

(iii)                               If the Borrower so requests in any applicable Letter of Credit Application, the relevant L/C Issuer shall agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the relevant L/C Issuer to prevent any such extension at least once in each twelve (12) month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-extension Notice Date”) in each such twelve (12) month period to be agreed upon at the time such Letter of Credit is issued.  Unless otherwise directed by the relevant L/C Issuer, the Borrower shall not be required to make a specific request to the relevant L/C Issuer for any such extension.  Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the relevant L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date that is, unless the Outstanding Amount of L/C Obligations in respect of such requested Letter of Credit has been Cash Collateralized or back-stopped by a letter of

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credit reasonably satisfactory to the relevant L/C Issuer, not later than the Letter of Credit Expiration Date; provided that the relevant L/C Issuer shall not permit any such extension if (A) the relevant L/C Issuer has determined that it would have no obligation at such time to issue such Letter of Credit in its extended form under the terms hereof (by reason of the provisions of Section 2.26(a)(ii) or otherwise), or (B) it has received notice on or before the day that is seven (7) Business Days before the Non-extension Notice Date from the Administrative Agent, any Participating Revolving Credit Lender or the Borrower that one or more of the applicable conditions specified in Section 4.03 is not then satisfied.

(iv)                              Promptly after issuance of any Letter of Credit or any amendment to a Letter of Credit, the relevant L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c)                                  Drawings and Reimbursements; Funding of Participations.  (i)  Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the relevant L/C Issuer shall notify promptly the Borrower and the Administrative Agent thereof.  Not later than 12:00 noon, New York City time, on the second Business Day following any payment by an L/C Issuer under a Letter of Credit with notice to the Borrower (each such date, an “Honor Date”), the Borrower shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing in Dollars provided that if such reimbursement is not made on the date of drawing, the Borrower shall pay interest to the relevant L/C Issuer on such amount at the rate applicable to ABR Loans under the applicable Participating Revolving Credit Commitments (without duplication of interest payable on L/C Borrowings).  The L/C Issuer shall notify the Borrower of the amount of the drawing promptly following the determination or revaluation thereof.  If the Borrower fails to so reimburse such L/C Issuer by such time, the Administrative Agent shall promptly notify each Appropriate Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Appropriate Lender’s Pro Rata Share or other applicable share provided for under this Agreement thereof.  In such event, the Borrower shall be deemed to have requested a Revolving Credit Borrowing of ABR Loans under the Participating Revolving Credit Commitments to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of ABR Loans or Eurodollar Loans, as the case may be, but subject to the amount of the unutilized portion of the Participating Revolving Credit Commitments of the Appropriate Lenders and the conditions set forth in Section 4.03 (other than the delivery of a Borrowing Request).  Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.26(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii)                                  Each Appropriate Lender (including any Lender acting as an L/C Issuer) shall upon any notice pursuant to Section 2.26(c)(i) make funds available to the Administrative Agent for the account of the relevant L/C Issuer in Dollars, at the Administrative Agent’s office for payments in an amount equal to its Pro Rata Share of the Unreimbursed Amount not later than 1:00 p.m., New York City time, on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.26(c)(iii), each Appropriate Lender that so makes funds available shall be deemed to have made an ABR Loan

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under the Participating Revolving Credit Commitments to the Borrower in such amount.  The Administrative Agent shall remit the funds so received to the relevant L/C Issuer.

(iii)                               With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing of ABR Loans because the conditions set forth in Section 4.03 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the relevant L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate calculated pursuant to Section 2.07.  In such event, each Appropriate Lender’s payment to the Administrative Agent for the account of the relevant L/C Issuer pursuant to Section 2.26(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.26.

(iv)                              Until each Appropriate Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.26(c) to reimburse the relevant L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Pro Rata Share of such amount shall be solely for the account of the relevant L/C Issuer.

(v)                                 Each Participating Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse an L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.26(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the relevant L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default or an Event of Default; (C) any adverse change in the condition (financial or otherwise) of the Loan Parties; (D) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other L/C Issuer; or (E) any other circumstance, occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Participating Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.26(c) is subject to the conditions set forth in Section 4.03 (other than delivery by the Borrower of a Borrowing Notice).  No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the relevant L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi)                              If any Participating Revolving Credit Lender fails to make available to the Administrative Agent for the account of the relevant L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.26(c) by the time specified in Section 2.26(c)(ii), such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at the Bank Rate.  A certificate of the relevant L/C Issuer submitted to any Participating Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.26(c)(vi) shall be conclusive absent manifest error.

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(d)                                 Repayment of Participations.  (i)  If, at any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Participating Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.26(c), the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Pro Rata Share thereof (appropriately adjusted to reflect (x) any reallocation effected in accordance with Section 2.25(c) and (y) in the case of interest payments, the period of time during which such Lender’s L/C Advance was outstanding) in the amount received by the Administrative Agent.

(ii)                                  If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.26(c)(i) is required to be returned under any of the circumstances described in Section 9.06 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Appropriate Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at the Bank Rate.

(e)                                  Obligations Absolute.  The obligation of the Borrower to reimburse the relevant L/C Issuer for each drawing under each Letter of Credit issued by it and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i)                                     any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

(ii)                                  the existence of any claim, counterclaim, setoff, defense or other right that any Loan Party may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the relevant L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii)                               any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv)                              any payment by the relevant L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the relevant L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit;

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(v)                                 any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from the Guaranty or any other guarantee, for all or any of the Obligations of any Loan Party in respect of such Letter of Credit; or

(vi)                              any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party;

provided that the foregoing shall not excuse any L/C Issuer from liability to Borrower to the extent of any direct damages (as opposed to consequential, punitive, special or exemplary damages, claims in respect of which are waived by the Borrower to the extent permitted by applicable Law) suffered by the Borrower that are caused by such L/C Issuer’s gross negligence or willful misconduct as determined in a final and non-appealable judgment by a court of competent jurisdiction when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.

(f)                                   Role of L/C Issuers.  Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the relevant L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.  None of the L/C Issuers, nor any of the respective correspondents, participants or assignees of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Lenders holding a majority of the Participating Revolving Credit Commitments, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct as determined in a final and non-appealable judgment by a court of competent jurisdiction; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application.  The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  None of the L/C Issuers, nor any of the respective correspondents, participants or assignees of any L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (vi) of Section 2.26(e); provided that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential, punitive or exemplary, damages suffered by the Borrower which the Borrower proves were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit, in each case as determined in a final and non-appealable judgment by a court of competent jurisdiction.  In furtherance and not in limitation of the foregoing, each L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or

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purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g)                                  Cash Collateral.  (i)  If, as of any Letter of Credit Expiration Date, any applicable Letter of Credit for any reason remains outstanding and partially or wholly undrawn, (ii) if any Event of Default occurs and is continuing and the Administrative Agent or the Lenders holding a majority of the Participating Revolving Credit Commitments, as applicable, require the Borrower to Cash Collateralize the L/C Obligations pursuant to Section 7.01 or (iii) if an Event of Default set forth under Section 7.01(g) occurs and is continuing, the Borrower shall Cash Collateralize the then Outstanding Amount of all of its (or, in the case of clause (i), the applicable) L/C Obligations (in an amount equal to such Outstanding Amount determined as of the date of such Event of Default or the applicable Letter of Credit Expiration Date, as the case may be), and shall do so not later than 2:00 p.m., New York City time, on (x) in the case of the immediately preceding clauses (i) or (ii), (A) the Business Day that the Borrower receives notice thereof, if such notice is received on such day prior to 12:00 noon, New York City time, or (B) if clause (A) above does not apply, the Business Day immediately following the day that the Borrower receives such notice and (y) in the case of the immediately preceding clause (iii), the Business Day on which an Event of Default set forth under Section 7.01(g) occurs or, if such day is not a Business Day, the Business Day immediately succeeding such day.  At any time that there shall exist a Defaulting Lender, immediately upon the request of the Administrative Agent, the L/C Issuer or the Swing Line Lender, the Borrower shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 2.25 and any Cash Collateral provided by the Defaulting Lender).  For purposes hereof, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the relevant L/C Issuer and the Appropriate Lenders, as collateral for the relevant L/C Obligations, cash or deposit account balances (“Cash Collateral”) pursuant to documentation in form, amount and substance reasonably satisfactory to the Administrative Agent and the relevant L/C Issuer (which documents are hereby consented to by the Appropriate Lenders).  Derivatives of such term have corresponding meanings.  The Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuers and the Participating Revolving Credit Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing.  Cash Collateral shall be maintained in blocked accounts at the Administrative Agent and may be invested in readily available Cash Equivalents.  If at any time the Administrative Agent determines that any funds held as Cash Collateral are expressly subject to any right or claim of any Person other than the Administrative Agent (on behalf of the Secured Parties) or that the total amount of such funds is less than the aggregate Outstanding Amount of all relevant L/C Obligations, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the deposit accounts at the Administrative Agent as aforesaid, an amount equal to the excess of (1) such aggregate Outstanding Amount over (2) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent reasonably determines to be free and clear of any such right and claim.  Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Law, to reimburse the relevant L/C Issuer.  To the extent the amount of any Cash Collateral exceeds the then Outstanding Amount of such L/C Obligations and so long as no Event of Default has occurred and is continuing, the excess shall be refunded to the Borrower.  To the extent any Event of Default giving rise to the requirement to Cash Collateralize any Letter of Credit pursuant to this Section

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2.26(g) is cured or otherwise waived, then so long as no other Event of Default has occurred and is continuing, all Cash Collateral pledged to Cash Collateralize such Letter of Credit shall be refunded to the Borrower.  If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Borrower or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency.  In addition, the Administrative Agent may request at any time and from time to time after the initial deposit of Cash Collateral that additional Cash Collateral be provided by the Borrower in order to protect against the results of exchange rate fluctuations with respect to Letters of Credit denominated in currencies other than Dollars.

(h)                                 Letter of Credit Fees.  The Borrower shall pay to the Administrative Agent for the account of each Participating Revolving Credit Lender in accordance with its Pro Rata Share a Letter of Credit fee for each Letter of Credit issued pursuant to this Agreement equal to the Applicable Margin then in effect for Eurodollar Loans that are Revolving Credit Loans times the daily maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit); provided, however, any Letter of Credit fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the L/C Issuer pursuant to this Section 2.26 shall be payable, to the maximum extent permitted by applicable Law, to the other Lenders in accordance with the upward adjustments in their respective Pro Rata Share allocable to such Letter of Credit pursuant to Section 2.25, with the balance of such fee, if any, payable to the L/C Issuer for its own account.  Such Letter of Credit fees shall be computed on a quarterly basis in arrears.  Such Letter of Credit fees shall be due and payable in Dollars on the 15th day of each of April, July, October and January, commencing with the first such date to occur after the issuance of such Letter of Credit, on the applicable Letter of Credit Expiration Date and thereafter on demand provided that if any such day is not a Business Day, payment shall be due on the next succeeding Business Day.  If there is any change in the applicable Rate during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the applicable Rate separately for each period during such quarter that such applicable Rate was in effect.

(i)                                     Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers.  The Borrower shall pay directly to each L/C Issuer for its own account a fronting fee with respect to each Letter of Credit issued by it equal to 0.125% per annum of the maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit).  Such fronting fees shall be computed on a quarterly basis in arrears.  Such fronting fees shall be due and payable in Dollars on the 15th day of each of April, July, October and January, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand, provided that if any such day is not a Business Day, payment shall be due on the next succeeding Business Day.  In addition, the Borrower shall pay directly to each L/C Issuer for its own account with respect to each Letter of Credit the customary issuance, presentation, amendment and other

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processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect.  Such customary fees and standard costs and charges are due and payable within ten (10) Business Days of demand and are nonrefundable.

(j)                                    Conflict with Letter of Credit Application.  Notwithstanding anything else to the contrary in this Agreement or any Letter of Credit Application, in the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

(k)                                 Addition or Replacement of an L/C Issuer.

(i)                                     A Revolving Credit Lender reasonably acceptable to the Borrower and the Administrative Agent may become an additional L/C Issuer hereunder pursuant to a written agreement among the Borrower, the Administrative Agent and such Revolving Credit Lender.  The Administrative Agent shall notify the Participating Revolving Credit Lenders of any such additional L/C Issuer.

(ii)                                  Any L/C Issuer may resign in its capacity as an L/C Issuer hereunder solely with the consent of the Borrower (not to be unreasonably withheld or delayed), and any L/C Issuer may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced L/C Issuer and the successor L/C Issuer.  The Administrative Agent shall notify the Participating Revolving Credit Lenders of any such resignation or replacement.  At the time any such resignation or replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the resigning or replaced L/C Issuer, as applicable, pursuant to Section 2.26(h).  In the case of the replacement of an L/C Issuer, from and after the effective date of any such replacement, (A) the successor L/C Issuer shall have all the rights and obligations of an L/C Issuer under this Agreement with respect to Letters of Credit to be issued thereafter and (B) references herein to the term “L/C Issuer” shall be deemed to refer to such successor L/C Issuer or to such replaced L/C Issuer, or to such successor L/C Issuer and such replaced L/C Issuer, as the context shall require.  After the resignation or replacement of an L/C Issuer hereunder, the resigned or replaced L/C Issuer, as applicable, shall remain a party hereto and shall continue to have all the rights and obligations of an L/C Issuer under this Agreement with respect to Letters of Credit issued by it prior to such resignation or replacement, but shall not be required to issue additional Letters of Credit.

(l)                                     Provisions Related to Extended Revolving Credit Commitments.  If the Maturity Date in respect of any Participating Revolving Credit Commitments occurs prior to the expiry date of any Letter of Credit, then (i) if one or more other Participating Revolving Credit Commitments are then in effect (or will automatically be in effect upon such maturity), such Letters of Credit shall automatically be deemed to have been issued (including for purposes of the obligations of the Participating Revolving Credit Lenders to purchase participations therein and to make Revolving Credit Loans and payments in respect thereof pursuant to Sections 2.26(c) and (d)) under (and ratably participated in by Participating Revolving Credit Lenders pursuant to) the non-terminating Participating Revolving Credit Commitments up to an aggregate amount not to exceed the aggregate principal amount of the unutilized Participating Revolving Credit Commitments continuing at such time (it being understood that no partial face amount of any Letter of Credit may be so reallocated) and (ii) to the extent not reallocated

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pursuant to immediately preceding clause (i) and unless provisions reasonably satisfactory to the applicable L/C Issuer for the treatment of such Letter of Credit as a letter of credit under a successor credit facility have been agreed upon, the Borrower shall, on or prior to the applicable Maturity Date, cause all such Letters of Credit to be replaced and returned to the applicable L/C Issuer undrawn and marked “cancelled” or to the extent that the Borrower is unable to so replace and return any Letter(s) of Credit, such Letter(s) of Credit shall be secured by a “back to back” letter of credit reasonably satisfactory to the applicable L/C Issuer or the Borrower shall Cash Collateralize any such Letter of Credit in accordance with Section 2.26(g).  Commencing with the Maturity Date of any Class of Revolving Credit Commitments, the Letter of Credit Sublimit shall be in an amount agreed solely with the L/C Issuer.

(m)                             Letters of Credit Issued for Subsidiaries.  Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit.  The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.

SECTION 2.27.                                   Swing Line Loans.  (a)  The Swing Line.  Subject to the terms and conditions set forth herein, each Swing Line Lender severally agrees to make loans in Dollars to the Borrower (each such loan, a “Swing Line Loan”), from time to time on any Business Day during the period beginning on the Business Day after the Closing Date until the date which is one Business Day prior to the Maturity Date of the Participating Revolving Credit Commitments (taking into account the Maturity Date of any Participating Revolving Credit Commitment that will automatically come into effect on such Maturity Date) in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit; provided that, after giving effect to any Swing Line Loan (i) with respect to any Revolving Credit Lender, the Revolving Credit Exposure under its Participating Revolving Credit Commitments shall not exceed its aggregate Participating Revolving Credit Commitments (it being understood that with respect to a Swing Line Lender, its Swing Line Exposure for purposes of this clause (i) shall be deemed to be its Pro Rata Share (after giving effect when a Defaulting Lender shall exist to any reallocation effected in accordance with Section 2.25(c)) of the total Swing Line Exposure), (ii) with respect to any Revolving Credit Lender, the aggregate Outstanding Amount of the Revolving Credit Loans of such Lender, plus such Lender’s L/C Exposure, plus such Lender’s Pro Rata Share (after giving effect when a Defaulting Lender shall exist to any reallocation effected in accordance with Section 2.25(c)) of the Outstanding Amount of the Swing Line Loans shall not exceed such Lender’s Revolving Credit Commitment then in effect and (iii) with respect to any Swing Line Lender, the aggregate of its Swing Line Exposure (in its capacity as a Swing Line Lender and a Revolving Credit Lender), plus the aggregate principal amount of its outstanding Revolving Credit Loans (in its capacity as a Revolving Credit Lender), plus its L/C Exposure shall not exceed its Revolving Credit Commitment; provided, further, that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan.  Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow, prepay and reborrow Swing Line Loans.  Each Swing Line Loan shall be an ABR Loan.  Immediately upon the making of a Swing Line Loan by any Swing Line Lender, each Participating Revolving Credit Lender shall be deemed to, and hereby irrevocably and

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unconditionally agrees to, purchase from such Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share times the amount of such Swing Line Loan.

(b)                                 Borrowing Procedures.  Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable written notice to the Swing Line Lenders and the Administrative Agent.  Each such notice must be appropriately completed and signed by a Responsible Officer of the Borrower and received by the Swing Line Lenders and the Administrative Agent not later than 1:00 p.m., New York City time, on the requested borrowing date and shall specify (i) the amount to be borrowed, which shall be a minimum of $500,000 (and any amount in excess of $500,000 shall be an integral multiple of $100,000) and (ii) the requested borrowing date, which shall be a Business Day.  Promptly after receipt by any Swing Line Lender of any Swing Line Loan Notice, such Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and such Swing Line Lender’s ratable portion of the amount of the Swing Line Loan to be made (and if the Administrative Agent has not received such Swing Line Loan Notice, such Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof).  Unless a Swing Line Lender has received notice (by telephone (if such Swing Line Lender agrees to accept telephonic notice) or in writing) from the Administrative Agent (including at the request of any Revolving Credit Lender) prior to 2:00 p.m., New York City time, on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lenders not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.27(a), or (B) that one or more of the applicable conditions specified in Section 4.03 is not then satisfied, then, subject to the terms and conditions hereof, such Swing Line Lender will, not later than 4:00 p.m., New York City time, on the borrowing date specified in such Swing Line Loan Notice, make its ratable portion of the amount of the Swing Line Loan available to the Borrower (such ratable portion to be calculated based upon such Swing Line Lender’s Revolving Credit Commitment (in its capacity as a Revolving Credit Lender) to the total Revolving Credit Commitments of all of the Swing Line Lenders (in their respective capacities as Revolving Credit Lenders)).  Notwithstanding anything to the contrary contained in this Section 2.27 or elsewhere in this Agreement, no Swing Line Lender shall be obligated to make any Swing Line Loan at a time when a Participating Revolving Credit Lender is a Defaulting Lender unless such Swing Line Lender has entered into arrangements reasonably satisfactory to it and the Borrower to eliminate such Swing Line Lender’s Fronting Exposure (after giving effect to Section 2.25) with respect to the Defaulting Lender’s or Defaulting Lenders’ participation in such Swing Line Loans, including by Cash Collateralizing, or obtaining a backstop letter of credit from an issuer reasonably satisfactory to such Swing Line Lender to support, such Defaulting Lender’s or Defaulting Lenders’ Pro Rata Share of the outstanding Swing Line Loans or other applicable share provided for under this Agreement.  The Borrower shall repay to the Swing Line Lenders each Defaulting Lender’s portion (after giving effect to Section 2.25) of each Swing Line Loan promptly following demand by any Swing Line Lender.

(c)                                  Refinancing of Swing Line Loans.

(i)                                     Each Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lenders to so request on its behalf), that each Participating Revolving Credit Lender make an

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ABR Loan in an amount equal to such Lender’s Pro Rata Share of the amount of Swing Line Loans of the Borrower then outstanding.  Such request shall be made in writing (which written request shall be deemed to be a Borrowing Request for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of ABR Loans, but subject to the unutilized portion of the aggregate Participating Revolving Credit Commitments and the conditions set forth in Section 4.03.  Such Swing Line Lender shall furnish the Borrower with a copy of the applicable Borrowing Request promptly after delivering such notice to the Administrative Agent.  Each Participating Revolving Credit Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Borrowing Request available to the Administrative Agent in Same Day Funds for the account of the Swing Line Lenders at the Administrative Agent’s office not later than 1:00 p.m., New York City time, on the day specified in such Borrowing Request, whereupon, subject to Section 2.27(c)(ii), each Participating Revolving Credit Lender that so makes funds available shall be deemed to have made an ABR Loan, as applicable, to the Borrower in such amount.  The Administrative Agent shall remit the funds so received ratably to the Swing Line Lenders in accordance with their outstanding Swing Line Loans.  Upon the remission by the Administrative Agent to the Swing Line Lenders of the full amount specified in such Borrowing Request, the Borrower shall be deemed to have repaid the applicable Swing Line Loan.

(ii)                                  If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.27(c)(i), the request for ABR Loans submitted by a Swing Line Lender as set forth herein shall be deemed to be a request by such Swing Line Lender that each of the Participating Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Participating Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lenders pursuant to Section 2.27(c)(i) shall be deemed payment in respect of such participation.

(iii)                               If any Participating Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lenders any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.27(c) by the time specified in Section 2.27(c)(i), the Swing Line Lenders shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lenders at the Bank Rate.  If such Participating Revolving Credit Lender pays such amount, the amount so paid shall constitute such Lender’s Revolving Credit Loan included in the relevant Borrowing or funded participation in the relevant Swing Line Loan, as the case may be.  A certificate of any Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv)                              Each Participating Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.27(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or the failure to satisfy any condition in Article IV, (C) any adverse change in the condition (financial or otherwise) of

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the Loan Parties, (D) any breach of this Agreement, or (E) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Participating Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.27(c) (but not to purchase and fund risk participations in Swing Line Loans) is subject to the conditions set forth in Section 4.03.  No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay the applicable Swing Line Loans, together with interest as provided herein.

(d)                                 Repayment of Participations.  (i)  At any time after any Participating Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if any Swing Line Lender receives any payment on account of such Swing Line Loan, such Swing Line Lender will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted to reflect (x) any reallocation effected in accordance with Section 2.25(c) and (y) in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by such Swing Line Lender.

(ii)                                  If any payment received by any Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by such Swing Line Lender under any of the circumstances described in Section 9.06 (including pursuant to any settlement entered into by such Swing Line Lender in its discretion), each Participating Revolving Credit Lender shall pay to such Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Bank Rate.  The Administrative Agent will make such demand upon the request of any Swing Line Lender.

(e)                                  Interest for Account of Swing Line Lenders.  Each Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans made by it.  Until each Participating Revolving Credit Lender funds its ABR Loan or risk participation pursuant to this Section 2.27 to refinance such Lender’s Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the ratable account of the Swing Line Lenders.

(f)                                   Payments Directly to Swing Line Lenders.  The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lenders.

(g)                                  Provisions Related to Extended Revolving Credit Commitments.  If the Maturity Date shall have occurred in respect of any Participating Revolving Credit Commitments (the “Expiring Credit Commitment”) at a time when other Participating Revolving Credit Commitments are in effect (or will automatically be in effect upon such maturity) with a longer maturity date (each a “Non-Expiring Credit Commitment” and collectively, the “Non-Expiring Credit Commitments”), then each outstanding Swing Line Loan on the earliest occurring Maturity Date shall be deemed reallocated to the Non-Expiring Credit Commitments on a pro rata basis; provided that (x) to the extent that the amount of such reallocation would cause the aggregate credit exposure to exceed the aggregate amount of such Non-Expiring Credit Commitments, immediately prior to such reallocation (after giving effect to any repayments of Revolving Credit Loans and any reallocation of Letter of Credit participations as contemplated in Section 2.26(m)) the amount of Swing Line Loans to be reallocated equal to such excess shall be repaid or cash collateralized in a manner reasonably satisfactory to the Swing Line Lender and

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(y) notwithstanding the foregoing, if a Default or Event of Default has occurred and is continuing, the Borrower shall still be obligated to pay Swing Line Loans allocated to the Participating Revolving Credit Lenders holding the Expiring Credit Commitments at the Maturity Date of the Expiring Credit Commitment or if the Loans have been accelerated prior to the Maturity Date of the Expiring Credit Commitment.

ARTICLE III

Representations and Warranties

To induce the Secured Parties to enter into this Agreement and to make Credit Extensions hereunder, each Loan Party represents and warrants to the Administrative Agent and the other Secured Parties on the date of each Credit Extension hereunder that:

SECTION 3.01.                                   Existence, Qualification and Power.

Each Loan Party and each Restricted Subsidiary (a) is a corporation, limited liability company, trust, partnership or limited partnership, duly incorporated, organized or formed, validly existing and, where applicable, in good standing under the Laws of the jurisdiction of its incorporation, organization, or formation; (b) has all requisite power and authority to (x) own or lease its assets and carry on its business and (y) execute, deliver and perform its obligations under the Loan Documents to which it is a party; (c) has all requisite governmental licenses, permits, authorizations, consents and approvals to carry on its business and (d) is duly qualified and is licensed and, where applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clauses (a) and (b) (other than with respect to the Borrower), (c) and (d), to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.  As of the Effective Date, Schedule 3.01 annexed hereto sets forth each Loan Party’s name as it appears in official filings, state of incorporation or organization, organization type, organization number, if any, issued by its state of incorporation or organization, and its federal employer identification number, if any.

SECTION 3.02.                                   Authorization; No Contravention.

(a)                                 The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach, termination, or contravention of, or constitute a default under or require any payment to be made under (x) any Material Contract or any Material Indebtedness to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, in each case under this clause (ii), which has had or would reasonably be expected to have a Material Adverse Effect; (iii) result in or require the creation of any Lien upon any asset of any Loan Party or any guarantee by any Loan Party (other than Liens in favor of the Security Agent under the Security Documents and guarantees in favor of the Security Agent); (iv) violate any applicable Law where such violation has had or would reasonably be

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expected to have a Material Adverse Effect; (v) result in any “change of control” offer or similar offer being required to be made under any Material Indebtedness to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries; or (vi) result in the application of any of the consolidation, merger, conveyance, transfer or lease of assets (however so denominated) provisions of any Material Indebtedness to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, where in case of clauses (v) and (vi), any such requirement or the application of any such provision has had or would reasonably be expected to have a Material Adverse Effect.

(b)                                 The consummation of the Existing Transactions does not and will not (i) contravene the terms of the Organization Documents of the Loan Parties or any Restricted Subsidiary; (ii) conflict with or result in any breach, termination, or contravention of, or constitute a default under or require any payment to be made under (x) any Material Contract or any Material Indebtedness to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries that are Restricted Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, in each case under this clause (ii), which has had or would reasonably be expected to have a Material Adverse Effect; (iii) result in or require the creation of any Lien upon any asset of a Loan Party or any of their Subsidiaries that are Restricted Subsidiaries or any guarantee by any such Person (other than Liens in favor of the Security Agent under the Security Documents and guarantees in favor of the Administrative Agent); (iv) violate any applicable Law where such violation has had or would reasonably be expected to have a Material Adverse Effect; (v) result in any “change of control” offer or similar offer being required to be made under any Material Indebtedness to which the Loan Parties or any of their Subsidiaries is a party or affecting any such Person or the properties of any such Person or any of its Subsidiaries; or (vi) result in the application of any of the consolidation, merger, conveyance, transfer or lease of assets (however so denominated) provisions of any Material Indebtedness to which the Loan Parties or any of their Subsidiaries is a party or affecting any such Person or the properties of any such Person or any of its Subsidiaries.

SECTION 3.03.                                   Governmental Authorization; Other Consents.  No approval, consent (including, the consent of equity holders or creditors of any Loan Party or a Restricted Subsidiary), exemption, authorization, license or other action by, or notice to, or filing with, any Governmental Authority or regulatory body or any other Person is necessary or required for the grant of the security interest by such Loan Party or such Restricted Subsidiary of the Collateral pledged by it pursuant to the Security Documents or for the execution, delivery or performance by, or enforcement against, any Loan Party or any Restricted Subsidiary of this Agreement or any other Loan Document, except for (a) the perfection or maintenance of the Liens created under the Security Documents (including the first priority (subject to the Intercreditor Agreement (on and after the execution thereof)) nature thereof), (b) such consents which have been obtained or made prior to the date of such pledge, execution, delivery or performance and are in full force and effect and (c) such approval, consent, exemption, authorization, license or other action by the failure of which to obtain or make has not had or would not reasonably be expected to have a Material Adverse Effect.

SECTION 3.04.                                   Binding Effect.  This Agreement has been, and each other Loan Document, when delivered, will have been, duly executed and delivered by each Loan Party that

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is party thereto.  This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.05.                                   Financial Statements; No Material Adverse Effect.  (a)  The Effective Date Financial Statements delivered to the Lead Arrangers as of the Effective Date (i) were prepared in accordance with GAAP, as applicable, consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the entities therein (prior to giving effect to the Existing Transactions) as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP, as applicable, consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, subject to, with respect to financial statements that are not Audited Financial Statements, the absence of footnotes and to normal year-end audit adjustments; provided, however, that this representation is made only to the knowledge of the Borrower with respect to financial statements of entities that were not Subsidiaries of the Borrower as of the date of such financial statements.

(b)                                 Since December 31, 2014, there has not occurred any Material Adverse Effect or any event, condition, change or effect that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c)                                  As of the Funding Date, to the best knowledge of the Borrower, no Internal Control Event exists or has occurred since the date of the Audited Financial Statements that has resulted in or would reasonably be expected to result in a misstatement in any material respect, in any financial information contained in the Audited Financial Statements delivered or to be delivered to the Administrative Agent or the Lenders, of the assets, liabilities, financial condition or results of operations of the Group Members on a Consolidated basis.

SECTION 3.06.                                   Litigation.  There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Loan Parties after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against any Loan Party or any of its Subsidiaries or against any of its properties, rights or revenues that (a) purport to materially and adversely affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) either individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.

SECTION 3.07.                                   No Default.  No Loan Party or Restricted Subsidiary is in default under or with respect to any Material Indebtedness.  No Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.  Since December 31, 2014, no Loan Party nor any of their Restricted Subsidiaries is a party to any agreement or instrument or subject to any corporate restriction that has had or would reasonably be expected to have a Material Adverse Effect.

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SECTION 3.08.                                   Ownership of Properties; Liens; Debt.  (a)  Each Loan Party and each Restricted Subsidiary has good and marketable title in fee simple to or valid leasehold interests in, or easements or other limited property interests in, all Real Estate necessary or used in the ordinary conduct of its business, free and clear of all Liens except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes and Liens permitted by Section 4.06 of Annex I and except as does not have and would not reasonably be expected to have a Material Adverse Effect.

(b)                                 There are no Liens on property or assets material to the conduct of the business of each Loan Party and each Restricted Subsidiary, other than Liens permitted pursuant to Section 4.06 of Annex I.

(c)                                  As of the Effective Date, Schedule 3.08(c) sets forth a complete and accurate list of all Indebtedness of each Loan Party and its Restricted Subsidiaries, in each case in excess of $25 million, showing the amount, obligor or issuer and maturity thereof and whether such Indebtedness is secured by a Lien.  As of the Closing Date, no Loan Party has incurred any Indebtedness since the Effective Date, except as would have been permitted pursuant to Section 4.04 of Annex I or pursuant to the Existing Target Opco Credit Agreement.

SECTION 3.09.                                   Environmental Compliance.  (a)  No Loan Party or Restricted Subsidiary (i) has failed to comply in all material respects with applicable Environmental Law or to obtain, maintain or comply with any Environmental Permit, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any material Environmental Liability or (iv) has a Responsible Officer with knowledge of any basis for any material Environmental Liability, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)                                 (i)  None of the properties currently or formerly owned or operated by any Loan Party or Restricted Subsidiary is or was listed or, to the knowledge of any Responsible Officer was proposed for listing on the NPL or on the CERCLIS or any analogous state or local list at any time while such property was owned by such Loan Party or, to the knowledge of any Responsible Officer, at any time prior to or after such property was owned by such Loan Party, and, to the knowledge of any Responsible Officer, no property currently owned or operated by any Loan Party or Restricted Subsidiary is adjacent to any such property, in each case in connection with any matter for which any Loan Party or Restricted Subsidiary would have any material Environmental Liability; (ii) there are no, or, to the knowledge of any Responsible Officer, never have been any underground or above-ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or Restricted Subsidiary in violation of any Environmental Laws or, to the knowledge of any Responsible Officer, on any property formerly owned or operated by any Loan Party or Restricted Subsidiary; (iii) there is no friable asbestos or friable asbestos-containing material on any property currently owned or operated by any Loan Party or Restricted Subsidiary; (iv) Hazardous Materials have not been Released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party or Restricted Subsidiary in violation of any Environmental Laws; and (v) to the knowledge of any Responsible Officer, there are no pending or threatened Liens under or pursuant to any applicable Environmental Laws on any real

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property or other assets owned or leased by any Loan Party or Restricted Subsidiary, and to the knowledge of any Responsible Officer, no actions by any Governmental Authority have been taken or are in process which would subject any of such properties or assets to such Liens, except, in the case of clauses (i) through (v) above, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c)                                  No Loan Party or Restricted Subsidiary is undertaking, and no Loan Party or Restricted Subsidiary has completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened Release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law that has or would reasonably be expected to have a Material Adverse Effect; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or Restricted Subsidiary have been disposed of in a manner not reasonably expected, individually or in the aggregate, to have a Material Adverse Effect.

SECTION 3.10.                                   Insurance.  The properties of the Loan Parties and the Restricted Subsidiaries are insured with financially sound and reputable insurance companies (including any Captive Insurance Affiliate) in such amounts (after giving effect to any self-insurance), with such deductibles and covering such risks (including workers’ compensation, public liability, business interruption and property damage insurance) as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Loan Party or Restricted Subsidiary operates.  As of the Closing Date, each material insurance policy required to be maintained pursuant to Section 5.07 is in full force and effect and all premiums in respect thereof that are due and payable have been paid.

SECTION 3.11.                                   Taxes.  Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Loan Parties and the Restricted Subsidiaries have filed all US federal, state and other tax returns and reports (collectively, the “Tax Returns”) required to be filed, and all such Tax Returns are true, correct and complete in all respects, and have paid when due and payable (subject to any grace periods) all US federal, state and other Taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings being diligently conducted, for which adequate reserves have been provided in accordance with GAAP, as to which Taxes no Lien has been filed and which contest effectively suspends the collection of the contested obligation and the enforcement of any Lien securing such obligation.  There is no proposed tax assessment against any Loan Party or any Restricted Subsidiary that would, if made, have a Material Adverse Effect.

SECTION 3.12.                                   Benefit Plans.  Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) each benefit, pension and compensation plan, agreement, policy and arrangement that is maintained, administered or contributed to by any Loan Party or any of their Restricted Subsidiaries for current or former employees or directors of, or independent contractors with respect to, the Loan Parties or any of their Restricted Subsidiaries, or with respect to which any of such entities would reasonably be

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expected to have any current, future or contingent liability or responsibility, has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations and (b) each Loan Party and each of their Restricted Subsidiaries and each of their respective Affiliates, to the extent such person maintains any such plans, agreements, policies and arrangements, have complied with all applicable statutes, orders, rules and regulations in regard to such plans, agreements, policies and arrangements.

SECTION 3.13.                                   Subsidiaries; Capital Stock.  As of the Effective Date, (a) the Loan Parties have no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 3.13, which Schedule sets forth the legal name, jurisdiction of incorporation or formation and the percentage interest of such Loan Party therein; (b) the outstanding Capital Stock in such Subsidiaries described on Part (a) of Schedule 3.13 as owned by a Loan Party (or a Subsidiary of a Loan Party) have been validly issued, are fully paid and non-assessable and are owned by a Loan Party (or a Subsidiary of a Loan Party) free and clear of all Liens, other than Permitted Liens; (c) except as set forth in Schedule 3.13, there are no outstanding rights to purchase any Capital Stock in any Restricted Subsidiary and (d) all of the outstanding Capital Stock in the Loan Parties have been validly issued, and are fully paid and non-assessable and, with respect to the Loan Parties and their direct Subsidiaries, are owned in the amounts specified on Part (c) of Schedule 3.13 free and clear of all Liens other than Permitted Liens; in each of the foregoing clauses (a) through (d), including such modifications or supplements to Schedule 3.13 as have been delivered by the Borrower to the Administrative Agent from time to time.  As of the Funding Date, the copies of the Organization Documents of each Loan Party and each amendment thereto provided pursuant to Section 4.02 are true and correct copies of each such document, each of which is valid and in full force and effect.

SECTION 3.14.                                   Margin Regulations; Investment Company Act.  (a)  No Loan Party or Restricted Subsidiary is engaged or will be engaged, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U), or extending credit for the purpose of purchasing or carrying margin stock.  None of the proceeds of the Loans shall be used directly or indirectly for the purpose of purchasing or carrying any margin stock, for the purpose of reducing or retiring any Indebtedness that was originally incurred to purchase or carry any margin stock or for any other purpose that might cause any of the Loans to be considered a “purpose credit” within the meaning of Regulations T, U or X.

(b)                                 None of the Loan Parties or any Restricted Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

SECTION 3.15.                                   Disclosure.  No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or any other Loan Document or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information and pro forma financial information, the Loan Parties represent only that

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such information was prepared in good faith based upon assumptions believed to be reasonable at the time furnished to the Lenders, it being understood that such projections may vary from actual results and that such variations may be material, and using due care in the preparation of such information, report, financial statement or certificate; provided, further that with respect to any such information regarding the Target Group and its Restricted Subsidiaries prior to the Closing Date, the foregoing representation and warranty shall be made to the knowledge of the Borrower.

SECTION 3.16.                                   Compliance with Laws.  Each of the Loan Parties and the Restricted Subsidiaries is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

SECTION 3.17.                                   Intellectual Property; Licenses, Etc.  The Loan Parties and the Restricted Subsidiaries own, or possess the right to use, all of the Intellectual Property, licenses, permits and other authorizations that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person.  To the best of the knowledge of the Loan Parties, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Loan Party or Restricted Subsidiary infringes upon any rights held by any other Person.  No claim or litigation regarding any of the foregoing is pending or, to the best of the knowledge of the Loan Parties, threatened, which, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

SECTION 3.18.                                   Labor Matters.  Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there are no strikes, lockouts, slowdowns or other material labor disputes against any Loan Party or any Restricted Subsidiary pending or, to the knowledge of any Loan Party, threatened.  The hours worked by and payments made to employees of the Loan Parties and the Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act and any other applicable federal, state, local or foreign Law dealing with such matters in any material respect.

SECTION 3.19.                                   Security Documents.  The Security Documents create or will create when executed, to the extent purported to be created thereby, in favor of the Security Agent, for the benefit of the Secured Parties referred to therein, a legal, valid, continuing and enforceable security interest in the Collateral, the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.20.                                   Solvency.  (a)  As of the Funding Date, after giving effect to the transactions consummated on such date, the Borrower is Solvent.

(b)                                 No transfer of property has been or will be made by any Loan Party and no obligation has been or will be incurred by any Loan Party in connection with the transactions

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contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Loan Party.

SECTION 3.21.                                   Employee Benefit Plans.  Neither the Borrower nor any of its Restricted Subsidiaries or any ERISA Affiliate thereof maintains, sponsors, or participates in, contributes to or has any obligation, whether actual or contingent, to any Multiemployer Plans.  The Borrower and each of its Restricted Subsidiaries are in material compliance with all applicable provisions and requirements of applicable law, including ERISA and the Code and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their material obligations under each Employee Benefit Plan, in each case, except to the extent such non-performance would not reasonably be expected to result in liabilities to the Loan Parties in excess of $30.0 million.  Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service indicating that such Employee Benefit Plan is so qualified (or may rely on a determination letter issued to the sponsor of a master or prototype plan) and, to the knowledge of the Borrower and each of its Restricted Subsidiaries, nothing has occurred subsequent to the issuance of such determination letter which would cause such Employee Benefit Plan to lose its qualified status.  No ERISA Event has occurred or is reasonably expected to occur, which would reasonably be expected to cause a liability of the Borrower or any of its Restricted Subsidiaries in excess of $30.0 million.  Except to the extent (i) set forth on Schedule 3.21, (ii) required under Section 4980B of the Code or similar state laws or (iii) as would not reasonably be expected to have a Material Adverse Effect, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of the Borrower any of its Restricted Subsidiaries or any of their respective ERISA Affiliates.

SECTION 3.22.                                   Brokers.  No broker or finder brought about the obtaining, making or closing of the Loans or transactions contemplated by the Loan Documents, and no Loan Party, Restricted Subsidiary or Affiliate thereof has any obligation to any Person in respect of any finder’s or brokerage fees in connection therewith.

SECTION 3.23.                                   Trade Relations.  There exists no actual or, to the knowledge of any Loan Party, threatened, termination or cancellation of, or any material adverse modification or change in the business relationship of any Loan Party with any supplier material to its operations.

SECTION 3.24.                                   Material Contracts.  No Loan Party is in breach or in default in any material respect of or under any Material Contract and has not received any notice of the intention of any other party thereto to terminate any Material Contract, in each case, that has had or would reasonably be expected to have a Material Adverse Effect.

SECTION 3.25.                                   Financial Sanctions List.  No member of the Borrower Group or any of its Affiliates is on a Sanctions List.

SECTION 3.26.                                   Sanctions.  (a)  No Group Member is using or will use the proceeds of this Agreement for the purpose of financing or making funds available directly or indirectly to any person or entity which is listed on a Sanctions List, or located in a Sanctioned Country, to the extent such financing or provision of funds would be prohibited by Sanctions or would

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otherwise cause any person to be in breach of Sanctions - including but not limited to OFAC sanctions where such financing or provision of funds is or would be conducted by a person in the United States of America.

(b)                                 No Group Member is contributing or will contribute or otherwise make available the proceeds of this Agreement to any other person or entity for the purpose of financing the activities of any person or entity which is listed on a Sanctions List, or located (or ordinarily resident) in a Sanctioned Country, to the extent such contribution or provision of proceeds would be prohibited by Sanctions or would otherwise cause any person to be in breach of Sanctions (including but not limited to OFAC sanctions where such contribution or provision of proceeds is or would be conducted by a person in the United States of America).

(c)                                  To the best of its knowledge and belief (having made due and careful enquiry) no Group Member:  (i) has been or is targeted under any Sanctions; or (ii) has violated or is violating any applicable Sanctions.

SECTION 3.27.                                   Anti-Terrorism; Anti-Corruption.  To the extent applicable, each of the Loan Parties and the Restricted Subsidiaries is in compliance in all material respects with (a) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) the USA PATRIOT Act; and (c) anti-corruption laws and regulations, including the Bribery Act 2010 (the “BA”) and the United States Foreign Corrupt Practices Act of 1977 (the “FCPA”).  No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage or otherwise in violation of any applicable anti-bribery laws and regulations, including the BA and FCPA.  The Borrower confirms to each Lender that any Loans made to it under this Agreement will be made solely for its own account or for the account of a member of the Borrower Group.

ARTICLE IV

Conditions of Lending

SECTION 4.01.                                   Conditions to Effectiveness.

The effectiveness of this Agreement and the Commitments of the Lenders to make any Credit Extension on the Funding Date hereunder are subject to the satisfaction of the following conditions:

(a)                                 The Administrative Agent shall have received this Agreement duly executed and delivered (or counterparts hereof) by the Borrower.

(b)                                 The Agent Fee Letter shall have been duly executed by the Borrower and the Administrative Agent.

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SECTION 4.02.                                   Conditions to Closing.

The obligations of the Lenders to make any Credit Extension hereunder on the Funding Date are subject to the satisfaction of the following conditions:

(a)                                 The Funding Date shall be a Business Day on or before the Long Stop Date.

(b)                                 The Administrative Agent shall have received, on behalf of itself and the Lenders, a legal opinion of Ropes & Gray International LLP, New York counsel for the Borrower, in form reasonably acceptable to the Administrative Agent (i) dated the Funding Date, (ii) addressed to the Administrative Agent, the Security Agent and the Lenders and (iii) covering such other matters relating to the Loan Documents and the Existing Transactions as the Administrative Agent shall reasonably request, and the Borrower hereby requests such counsel to deliver such opinions.

(c)                                  The Administrative Agent shall have received:

(i)                                     A copy of the Organization Documents of each Loan Party.

(ii)                                  In respect of each Loan Party incorporated or established and/or having its registered office in the United States, a certificate of good standing in respect of such Loan Party.

(iii)                               A copy of a resolution of the board or, if applicable, a committee of the board, of directors of each Loan Party (A) approving the terms of, and the transactions contemplated by, the Loan Documents to which it is a party and resolving that it execute, deliver and perform the Loan Documents to which it is a party; (B) authorising a specified person or persons to execute the Loan Documents to which it is a party on its behalf; and (C) authorising a specified person or persons, on its behalf, to sign and/or deliver all documents and notices (including, if relevant, any Borrowing Request) to be signed and/or delivered by it under or in connection with the Loan Documents to which it is a party.

(iv)                              A specimen of the signature of each person authorised by the resolution in relation to the Loan Documents and related documents.

(v)                                 A secretary’s certificate of each Loan Party in a form reasonably satisfactory to the Administrative Agent.

(d)                                 [Reserved].

(e)                                  The Administrative Agent shall have received, at least three Business Days prior to the Funding Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested by the Initial Lenders at least ten days prior to the Funding Date.

(f)                                   The Administrative Agent shall have received the Loan Escrow Agreement duly executed and delivered (or counterparts hereof) by the Borrower.

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(g)                                  A certificate from the chief financial officer (or other Responsible Officer) of the Borrower, substantially in the form attached as Exhibit I hereto, certifying that the Borrower is Solvent.

(h)                                 Each Major Representation is true in all material respects.

(i)                                     Solely if the Closing Date has not occurred on the Funding Date, the Administrative Agent shall have received the Escrow Guarantee Agreement duly executed and delivered (or counterparts thereof) by the Escrow Guarantor, the Borrower and the other parties thereto.

SECTION 4.03.                                   Conditions to All Credit Extensions

The obligations of the Lenders to make Credit Extensions hereunder on any date (each, a “Borrowing Date”) (other than on the Funding Date, the Closing Date, or any Incremental Facility Closing Date) are subject to the satisfaction of the following conditions:

(a)                                 (i) (x) in the case of any Revolving Credit Borrowing proposed to be made after the Funding Date but prior to the Closing Date, (1) the representations and warranties made by (A) the Borrower set forth in Sections 3.14, 3.26(a) and the second sentence of Section 3.27 (in the case of Section 3.26(a) and 3.27 solely with respect to the use of the proceeds of such Revolving Credit Borrowing) and (B) the Escrow Guarantor set forth in Section 2.5 of the Escrow Guarantee Agreement shall, in each case, be true and correct in all material respects (except that this materiality qualifier shall not be applicable to any representation or warranty that is already qualified by materiality or “Material Adverse Effect”), on and as of the date of such Borrowing with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that this materiality qualifier shall not be applicable to any representation or warranty that is already qualified by materiality or “Material Adverse Effect”), on and as of such earlier date, (2) the Escrow Guarantee Agreement remains in full force and effect and (3) the condition set forth in Section 4.04(a) is satisfied on and as of the date of such Borrowing and (y) in the case of any other Credit Extension, the representations and warranties set forth in Article III and in each other Loan Document shall be true and correct in all material respects (except that this materiality qualifier shall not be applicable to any representation or warranty that is already qualified by materiality or “Material Adverse Effect”), on and as of the date of such Borrowing with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that this materiality qualifier shall not be applicable to any representation or warranty that is already qualified by materiality or “Material Adverse Effect”), on and as of such earlier date and (ii) other than in the case of any Revolving Credit Borrowing proposed to be made after the Funding Date and prior to the Closing Date, no Default shall exist or would result from such proposed Credit Extension or the application of the proceeds therefrom.

(b)                                 The Administrative Agent shall have received a Request for Credit Extension as required by Article II.

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Each Request for Credit Extension (other than a Borrowing Request requesting only a conversion of Loans to the other Type or a continuation of Eurodollar Loans) submitted by the Borrower after the Funding Date shall be deemed to be a representation and warranty that the conditions specified in Sections 4.03(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

For avoidance of doubt, no condition contained in this Section 4.03 shall apply to the release of Loan Escrowed Proceeds on the date upon which the conditions contained in Section 4.04 are satisfied.

SECTION 4.04.                                   Conditions to Release from Escrow.

The following additional conditions shall be satisfied on the Closing Date to effect the release of the Loan Escrowed Proceeds from the Loan Escrow Account and to make any Credit Extension on the Closing Date:

(a)                                 (i) The Acquisition Agreement shall not have been (and shall not be) modified, amended or waived in any respect that is material and adverse to the Lead Arrangers or the Lenders (as reasonably determined by the Borrower in consultation with the Lead Arranger Representative) without the prior consent of the Lead Arrangers (it being understood and agreed that any increase or reduction in the purchase price shall not be deemed to be materially adverse to the Lenders; provided that any increase in the purchase price shall not be funded by Indebtedness of Neptune Merger Sub Corp. or any of its Restricted Subsidiaries (including the Target Group)) and (ii) the Acquisition Agreement remains in full force and effect.

In connection with any release from the Loan Escrow Account the conditions set forth in Section 4.04 will be deemed to have been satisfied upon delivery to the Loan Escrow Agent of a certificate signed by a Responsible Officer confirming compliance therewith.

ARTICLE V

Covenants

The Borrower and each Guarantor covenant and agree with each Lender that from and after the Closing Date, so long as this Agreement shall remain in effect, and until the Commitments have been terminated and the principal of and interest on each Loan and all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full (other than contingent indemnification obligations not then due and payable), or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized or back-stopped by a letter of credit reasonably satisfactory to the applicable L/C Issuer or such Letter of Credit has been deemed reissued under another agreement reasonably acceptable to the L/C issuer), or unless the Required Lenders shall otherwise consent in writing, the Borrower and each Guarantor will, and will, to the extent provided below, cause each of the Restricted Subsidiaries to comply with the covenants set forth in Annex I to this Agreement and to:

SECTION 5.01.                                   Projections.  Deliver to the Administrative Agent (for distribution to each Lender), as soon as available, but in any event no more than 90 days after the end of each

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fiscal year commencing with the fiscal year during which the Closing Date occurs, forecasts prepared using fiscal periods for any applicable fiscal years (including, if applicable, the fiscal year in which the Maturity Date occurs) as customarily prepared by management of the Borrower for its internal use (the “Projections”), which shall be accompanied by a certificate of a Responsible Officer stating that such Projections have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such Projections, it being understood that actual results may vary from such Projections and that such variations may be material.

SECTION 5.02.                                   Certificates; Other Information.  (a)  Deliver to the Administrative Agent and, upon the Administrative Agent’s request each Lender, in form and detail satisfactory to the Administrative Agent:

(i)                                     promptly after the receipt thereof by the Borrower and its Restricted Subsidiaries, a copy of any “management letter” received by any such Person from its certified public accountants and the management’s response thereto;

(ii)                                  promptly after the request by any Lender, all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act; and

(iii)                               promptly, such additional information regarding the business affairs, financial condition or operations of any Loan Party or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request.

(b)                                 Documents required to be delivered pursuant to Section 4.10 of Annex I may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) specified in Section 9.01 with respect to e-mail communications, (ii) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 9.01(a); or (3) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided, that (x) the Borrower shall notify the Administrative Agent and each Lender (by telecopier or e-mail) of the posting of any such documents and (y) if for any reason the Administrative Agent is unable to obtain electronic versions of the documents posted, promptly upon the Administrative Agent’s request provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.  The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Loan Parties with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

(c)                                  The Borrower hereby acknowledges and agrees that all financial statements and certificates furnished pursuant to Section 4.10(a)(1) and Section 4.10(a)(2) of Annex I are hereby

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deemed to be Borrower Materials suitable for distribution, and to be made available, to Public Lenders, as contemplated by Section 9.01(f) and may be treated by the Administrative Agent and the Lenders as if the same has been marked “PUBLIC” in accordance with such paragraph.

SECTION 5.03.                                   Notices.  Promptly notify the Administrative Agent of:  (a) as soon as possible after a Responsible Officer of the Borrower knows thereof, the occurrence of any Default or Event of Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

(b)                                 as soon as possible after a Responsible Officer of the Borrower knows thereof, any filing or commencement of, or any written threat or notice of intention of any person to file or commence, any action, suit, litigation or proceeding, whether at law or in equity by or before any Governmental Authority against the Borrower or any of the Restricted Subsidiaries that could reasonably be expected to result in a Material Adverse Effect; and

(c)                                  (i) promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, what action the Borrower, any of its Restricted Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and (ii) with reasonable promptness, copies of (A) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by the Borrower or any of its Subsidiaries with the Internal Revenue Service with respect to each Employee Benefit Plan; (B) all notices received by the Borrower or any of its Restricted Subsidiaries from a Multiemployer Plan sponsor concerning the occurrence of an actual or potential ERISA Event; and (C) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request.

Each notice pursuant to this Section 5.03 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto.  Each notice pursuant to Section 5.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

SECTION 5.04.                                   Payment of Obligations.  Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all material Taxes, assessments and governmental charges or levies upon it or its properties, assets, income or profits before the same shall have become delinquent or in default, (b) all lawful claims (including claims of landlords, warehousemen, freight forwarders and carriers, and all claims for labor materials and supplies or otherwise) which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness, except, in each case under clauses (a), (b) or (c), where (i)(A) the validity or amount thereof is being contested in good faith by appropriate proceedings, (B) such Loan Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (C) such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such

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obligation or (ii) the failure to make payment pending such contest would not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.05.                                   Preservation of Existence.  (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization or formation except in a transaction permitted by Article V of Annex I if, other than in respect of the Borrower, the failure to do so would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; provided, however that in no event shall the Borrower change its jurisdiction of organization to a jurisdiction other than the United States of America, or any State of the United States or the District of Columbia; (b) take all necessary action to maintain and keep in full force and effect all rights, privileges, permits, licenses and franchises material to the normal conduct of its business if the failure to do so would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and (c) preserve or renew all of its Intellectual Property, except to the extent such Intellectual Property (i) is no longer used or useful in the business of any Loan Party or Restricted Subsidiary and (ii) is not otherwise material to the business of the Loan Parties and Restricted Subsidiaries, taken as a whole, in any respect.

SECTION 5.06.                                   Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment material to the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all repairs thereto and renewals, improvements, additions and replacements thereof necessary in order that the business carried on in connection therewith may be properly conducted at all times except, in each case, if the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 5.07.                                   Maintenance of Insurance.  Maintain with insurance companies that the Borrower believes (in the good faith judgment of its management) are financially sound and reputable insurance companies at the time the relevant coverage is placed or renewed and that are not Affiliates of the Loan Parties, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business and operating in the same or similar locations (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in a Similar Business).

SECTION 5.08.                                   Compliance with Laws.  Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.09.                                   Books and Records; Accountants; Maintenance of Ratings.  (a)  Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP or local generally accepted accounting principles, as the case may be, consistently applied shall be made of all financial transactions and matters involving the assets and business of the Loan Parties or such Subsidiary, as the case may be; and maintain such books of record and account in material conformity with all applicable requirements of any

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Governmental Authority having regulatory jurisdiction over the Loan Parties or such Subsidiary, as the case may be.

(b)                                 At all times retain a Registered Public Accounting Firm which is reasonably satisfactory to the Administrative Agent and shall instruct such Registered Public Accounting Firm to cooperate with, and be available to, the Administrative Agent or its representatives to discuss, with a representative of the Borrower present, the Loan Parties’ financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such Registered Public Accounting Firm, as may be raised by the Administrative Agent.

(c)                                  Use commercially reasonable efforts to cause the Term Facility to be continuously rated by S&P and Moody’s, and use commercially reasonable efforts to maintain a corporate rating from S&P and a corporate family rating from Moody’s, in each case in respect of the Borrower.

SECTION 5.10.                                   Inspection Rights.  Subject to any applicable confidentiality undertakings or stock exchange regulations, permit representatives and independent contractors of the Administrative Agent to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and Registered Public Accounting Firm at such reasonable times during normal business hours upon reasonable advance notice to the Borrower; provided that the Administrative Agent shall not exercise such rights more than twice in any calendar year and only one such exercise will be at the expense of the Loan Parties; provided further that when an Event of Default exists, the Administrative Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Loan Parties at any time during normal business hours upon reasonable advance notice to the Borrower.

SECTION 5.11.                                   Use of Proceeds.  (a)  Upon release from the Loan Escrow Account, use all of the proceeds of the Initial Term Loans solely to consummate the Existing Transactions.

(b)                                 The Borrower will not request any Borrowing, and the Borrower shall not use, and shall procure that no Group Member will use the proceeds of any Borrowing (i) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any person or entity which is listed on a Sanctions List or owned or controlled by a person or entity listed on a Sanctions List, or in any Sanctioned Country, or (ii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

SECTION 5.12.                                   Information Regarding the Collateral.  Furnish to the Administrative Agent written notice of any change in any Loan Party’s name, organizational structure, jurisdiction of incorporation or formation no later than ten Business Days after the date of such change.

SECTION 5.13.                                   Further Assurances.  Execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents) which the Administrative

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Agent may reasonably request, to carry out the terms and conditions of this Agreement and the other Loan Documents and to establish, maintain, renew, preserve or protect the rights and remedies of Administrative Agent and other Secured Parties hereunder and under the other Loan Documents, or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties.  The Loan Parties agree to provide to the Administrative Agent, from time to time upon its reasonable request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

SECTION 5.14.                                   Post-Closing Guarantee and Security Requirements.  Shall, and shall cause each applicable Restricted Subsidiary to:

(i)                                     (x) within two Business Days of the Closing Date (the “Post-Closing Date”), with respect to each Subsidiary that Guaranteed the Target obligations under the Existing Target Opco Credit Agreement as of the Closing Date (other than Excluded Subsidiaries), (y) within 30 days of becoming a Material Subsidiary, with respect to each Material Subsidiary (other than Excluded Subsidiaries), and (z) substantially concurrently with the provision of such Guarantee, with respect to each Excluded Subsidiary that Guarantees (including each Restricted Subsidiary that ceases to be an Excluded Subsidiary as a result of such Guarantee) any Public Debt or that Guarantees any syndicated credit facilities of the Borrower or the Guarantors (other than any Guarantees of Public Debt or syndicated credit facilities that exist at the time such entity became a Subsidiary of the Borrower) in each case under this clause (z) in an amount greater than $50 million, in each case (1) become a Guarantor by executing and delivering to the Administrative Agent the Facility Guaranty and (2) become a Pledgor by executing and delivering to the Administrative Agent the Pledge Agreement; provided that (a) any Guarantee of the Obligations provided pursuant to clause (z) of this paragraph shall be senior to, or pari passu with, such Restricted Subsidiary’s Guarantee of such other Indebtedness and (b) to the extent any security interest in any Collateral (other than to the extent a Lien on such Collateral may be perfected by (x) the filing of a financing statement under the Uniform Commercial Code or (y) the delivery of stock certificates of the applicable Restricted Subsidiaries, except that such stock certificates of such Restricted Subsidiaries will only be required to be delivered on the Post-Closing Date to the extent delivered by Target on or prior to the Post-Closing Date, provided that Borrower shall have used commercially reasonable efforts to cause Target to do so) is not or cannot be provided and/or perfected on the Post-Closing Date after the Borrower’s use of commercially reasonable efforts to do so or without undue burden or expense, the provision and/or perfection of security interests in such Collateral shall be required to be delivered, provided, and/or perfected within 30 days after the Post-Closing Date (or such later date as agreed by the Administrative Agent);

(ii)                                  no later than the Post-Closing Date, with respect to the Borrower, become a Pledgor by executing and delivering to the Administrative Agent the Pledge Agreement subject to clause (b) of the proviso of Section 5.14(i); and

(iii)                               concurrently with delivery of each of the Facility Guaranty, the Pledge Agreement, each Joinder Agreement and each Pledge Supplement, (x) with respect to each Loan Party party thereto, deliver to the Administrative Agent customary legal opinions of Delaware

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and/or New York counsel (as applicable) to the Borrower, in form reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent, the Security Agent and the Lenders and covering substantially the same matters relating to the Loan Documents and the Existing Transactions as the matters covered in any opinion provided pursuant to Section 4.02(b) (and the Borrower hereby requests such counsel to deliver such opinions) and (y) with respect to each Loan Party party thereto (other than the Borrower), execute and deliver the documents required by Section 4.02(c), substantially in the same form as agreed to be provided with respect to the Borrower as of the Funding Date.

SECTION 5.15.                                   [Reserved]

SECTION 5.16.                                   [Reserved]

SECTION 5.17.                                   Sanction.

(a)                                 Neither the Borrower nor any Guarantor shall (and the Borrower shall procure that no member of the Borrower Group will):

(i)                                     contribute or otherwise make available the proceeds of this Agreement, directly or indirectly, to any person or entity (whether or not related to any member of the Borrower Group) for the purpose of financing the activities of any person or entity which is listed on a Sanctions List, or owned or controlled by a person or entity listed on a Sanctions List, or currently located in a Sanctioned Country, to the extent such contribution or provision of proceeds would be prohibited by Sanctions or would otherwise cause any person to be in breach of Sanctions, including but not limited to OFAC sanctions where such contribution or provision of proceeds is or would be conducted by a person in the United States of America; or

(ii)                                  fund all or part of any repayment under this Agreement out of proceeds derived from transactions which would be prohibited by Sanctions or would otherwise cause any person to be in breach of Sanctions.

(b)                                 The Borrower and each Guarantor shall (and the Borrower shall ensure that each member of the Borrower Group will) ensure that appropriate controls and safeguards are in place designed to prevent any proceeds of this Agreement from being used contrary to Section 5.17(a).

SECTION 5.18.                                   Financial Covenant.  Not permit the Consolidated Net Senior Secured Leverage Ratio to be greater than 5.00:1.00 as of any Compliance Date (the “Financial Covenant”).  The provisions of this Section 5.18 are for the benefit of the Revolving Credit Lenders only and the Required Revolving Credit Lenders may amend, waive or otherwise modify this Section 5.18 or the defined terms used for purposes of this Section 5.18 or waive any Default or Event of Default resulting from a breach of this Section 5.18 without the consent of any Lenders other than the Required Revolving Credit Lenders in accordance with the provisions of Section 9.08.  Notwithstanding anything to the contrary herein, when calculating the Consolidated Net Senior Secured Leverage Ratio for the purposes of this Section 5.18, the events described in clauses (a) through (c) of the definition of “Pro forma EBITDA” that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect.

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ARTICLE VI

[Reserved]

ARTICLE VII

Events of Default

SECTION 7.01.                                   Events of Default.  In case of the occurrence of any of the following events (x) in the case of any of the events specified in Section 7.01(a), (d), (e), (f), (g), (h) or (i), from and after the Funding Date and (y) in the case of any of the events specified in Section 7.01(b),(c) or (j), from and after the Closing Date (“Events of Default”):

(a)                                 Non-Payment.  Any Loan Party fails to pay when and as required to be paid herein, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise, (i) any amount of principal of any Loan or (ii) any interest on any Loan, or any fee due hereunder, within five Business Days of the due date or (iii) any other amount payable hereunder or under any other Loan Document, within five Business Days of the due date; or

(b)                                 Specific Covenants.  Any Loan Party or any Restricted Subsidiary fails to perform or observe any term, covenant or agreement contained in any of Sections 5.03(a), 5.05(a), 5.11(a) or 5.18 or Article IV of Annex I to this Agreement (other than Section 4.10 and 4.13 of Annex I) provided that the Financial Covenant is subject to cure pursuant to Section 7.03; provided, further, that the Borrower’s failure to comply with the Financial Covenant shall not constitute an Event of Default with respect to any Term Loans or Term Commitments unless and until the Required Revolving Credit Lenders shall have terminated their Revolving Credit Commitments and declared all amounts outstanding thereunder to be due and payable pursuant to the last paragraph of this Section 7.01; or

(c)                                  Other Defaults.  Any Loan Party or any Restricted Subsidiary fails to perform or observe (i) any term, covenant or agreement set forth in Section 5.14 of this Agreement and such failure continues for 5 Business Days or (ii) any other term, covenant or agreement (not specified in Sections 7.01(a) or 7.01(b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after the date written notice thereof shall have been given to the Borrower by the Administrative Agent or the Required Lenders; or

(d)                                 Representations and Warranties.  Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any Restricted Subsidiary herein (excluding (solely in respect of the Funding Date and any other date prior to the Closing Date on which any extension of credit is made hereunder) those representations and warranties in Article III hereof the accuracy of which is not a condition to the Funding Date set forth in Section 4.02 or the making of such extension of credit), or in any other Loan Document, or in any document, report, certificate, financial statement or other instrument required to be delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made, except that such materiality qualifier shall not be applicable

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to any representation or warranty that is already qualified by materiality or “Material Adverse Effect”; or

(e)                                  Invalidity of Loan Documents.  (i) Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect (other than in accordance with its terms) and as a result thereof, a Material Adverse Effect would occur or would reasonably be expected to occur; or any Loan Party or any other Person contests in writing the validity or enforceability of any provision of any Loan Document; or any Loan Party denies in writing that it has any or further liability or obligation under any provision of any Loan Document (other than as a result of the discharge of such Loan Party in accordance with the terms of the applicable Loan Document), or purports in writing to revoke, terminate or rescind any provision of any Loan Document; (ii) any security interest under the Security Documents shall, at any time, cease to be in full force and effect (other than in accordance with the terms of the relevant Security Document, the Intercreditor Agreement (on and after the execution thereof), any Additional Intercreditor Agreement (on and after the execution thereof) and this Agreement) with respect to Collateral having a Fair Market Value in excess of $25 million for any reason other than the satisfaction in full of all obligations under this Agreement or the release of any such security interest in accordance with the terms of this Agreement, the Intercreditor Agreement (on and after the execution thereof), any Additional Intercreditor Agreement (on and after the execution thereof) or the Security Documents or any such security interest created thereunder shall be declared invalid or unenforceable and the Borrower shall assert in writing that any such security interest is invalid or unenforceable and any such Default continues for 10 days; or (iii) any Guarantee of the Loans of a Guarantor that is a Significant Subsidiary or any group of Subsidiary Guarantors that taken together would constitute a Significant Subsidiary ceases to be in full force and effect (other than in accordance with the terms of such Facility Guaranty or this Agreement) or is declared invalid or unenforceable in a judicial proceeding or any Guarantor denies or disaffirms in writing its obligations under its Facility Guaranty and any such Default continues for 10 days after the notice specified in this Agreement; or

(f)                                   Cross-Default.  (i) Any Loan Party or Restricted Subsidiary (A) fails to make any payment when due (regardless of amount and whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Material Indebtedness (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) prior to the expiration of any grace period provided in such Indebtedness, or (B) fails to observe or perform any other agreement or condition relating to any such Material Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Material Indebtedness or the beneficiary or beneficiaries of any Guarantee thereof (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with or without the giving of notice, lapse of time or both, such Indebtedness to be demanded, accelerated or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; provided that this clause (f)(B) shall not apply to secured Indebtedness that becomes

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due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder; provided, further, that the failure referred to in clause (f)(B) is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of such Indebtedness or of the Loans pursuant to this Section 7.01 or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as defined in such Swap Contract) under such Swap Contract as to which a Loan Party or any Subsidiary thereof is an Affected Party (as defined in such Swap Contract) and, in either event, the Swap Termination Value owed by the Loan Party or such Subsidiary as a result thereof is greater than $25 million; or

(g)                                  in relation to the Borrower, a Guarantor or a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary pursuant to or within the meaning of Bankruptcy Law (i) any corporate action, legal proceedings or other procedure or step is taken in relation to:  (A) a voluntary case; (B) the entry of an order for relief against it in an involuntary case; (C) the appointment of a custodian of it or for a substantial part of its property; (D) general assignment for the benefit of its creditors; or (E) admission in writing of its inability to pay its debts generally as they become due; or (ii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:  (A) is for relief against the Borrower, any Guarantor or any Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary in an involuntary case; (B) appoints a custodian or administrator of the Borrower, any Guarantor or any Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary or for a substantial part of the property of the Borrower, any Guarantor or any Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary; or (C) orders the liquidation or winding up of the Borrower, any Guarantor or any Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary, and the order or decree remains unstayed and in effect for 60 consecutive days;

(h)                                 Judgments.  Failure by the Borrower, a Guarantor or any Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary to pay final judgments aggregating in excess of $25 million (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment and has not denied coverage), which judgments are not paid, discharged or stayed for a period of 60 days after the judgment becomes final; or

(i)                                     Change of Control.  There occurs a Change of Control;

(j)                                    Employee Benefit Plans.  (i)  There shall occur one or more ERISA Events which individually or in the aggregate results in or would reasonably be expected to result in a Material Adverse Effect; or (ii) there exists any fact or circumstance that would reasonably be expected to result in the imposition of a Lien or security interest under Section 430(k) of the Code or under ERISA;

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then, and in every such event (other than an event with respect to the Borrower described in clause (g)), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times:

(i)                                     terminate forthwith the Commitments and any obligation of the L/C Issuers to make L/C Credit Extensions; (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; and (iii) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and in any event with respect to the Borrower described in clause (g), the Commitments and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective; and the Administrative Agent and the Security Agent shall have the right to take all or any actions and exercise any remedies available under the Loan Documents or applicable law or in equity.

Notwithstanding anything to the contrary, if a Default occurs for a failure to deliver a required certificate in connection with another Default (such other default, an “Initial Default”) then at the time such Initial Default is cured, such Default for a failure to report or deliver a required certificate in connection with the Initial Default will also be cured without any further action and (ii) any Default or Event of Default for the failure to comply with the time periods prescribed in Section 4.10 of Annex I or otherwise to deliver any notice or certificate pursuant to any other provision of this Agreement shall be deemed to be cured upon the delivery of any such report required by such covenant or notice or certificate, as applicable, even though such delivery is not within the prescribed period specified in this Agreement.

Notwithstanding anything to the contrary, if the only Events of Default then having occurred and continuing are pursuant to a failure to observe the Financial Covenant, the Administrative Agent shall only take the actions set forth in this Section 7.01 at the request of the Required Revolving Credit Lenders (as opposed to Required Lenders).

SECTION 7.02.                                   Application of Funds.  After the exercise of remedies provided for in this Article VII (or after the Loans have automatically become immediately due and payable or the L/C Obligations have automatically been required to be Cash Collateralized as set forth in this Article VII), any amounts received on account of the Obligations shall (subject to the Intercreditor Agreement (on and after the execution thereof)) be applied by the Administrative Agent in the following order:

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first, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Section 2.20) payable to the Administrative Agent, in its capacity as such;

second, to payment of that portion of the Obligations constituting indemnities, expenses, and other amounts (other than principal, interest and fees) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders and amounts payable under Section 2.20), ratably among them in proportion to the amounts described in this clause second payable to them;

third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, L/C Borrowings and other Obligations, and fees, ratably among the Lenders in proportion to the respective amounts described in this clause third payable to them;

fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings (including to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit) and any breakage, termination or other payments under Treasury Services Agreements or Swap Contracts, ratably among the Secured Parties in proportion to the respective amounts described in this clause fourth held by them;

fifth, to payment of all other Obligations ratably among the Secured Parties in proportion to the respective amounts described in this clause fifth held by them; and

last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Loan Parties or as otherwise required by Law.

Subject to Section 2.26(g), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur.  If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above and, if no Obligations remain outstanding, to the Borrower.

SECTION 7.03.                                   Borrower’s Right to Cure.  Notwithstanding anything to the contrary contained in Section 7.01 or Section 7.02:

(a)                                 For the purpose of determining whether an Event of Default under the Financial Covenant has occurred, the Borrower may on one or more occasions designate any portion of the net cash proceeds from a sale or issuance of Capital Stock, other than any Disqualified Stock of the Borrower or any contribution to the common capital of the Borrower (or from any other contribution to capital or sale or issuance of any other Capital Stock on terms reasonably satisfactory to the Administrative Agent) (the “Cure Amount”) as an increase to Consolidated EBITDA for the applicable fiscal quarter; provided that (i) such amounts to be designated are actually received by the Borrower on or after the first day of such applicable fiscal quarter and on or prior to the tenth (10th) Business Day after the date on which financial statements are required to be delivered with respect to such applicable fiscal quarter (the “Cure Expiration

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Date”), (ii) such amounts do not exceed the aggregate amount necessary to cure any Event of Default under the Financial Covenant as of such date and (iii) the Borrower shall have provided notice to the Administrative Agent on the date such amounts are designated as a “Cure Amount” (it being understood that to the extent any such notice is provided in advance of delivery of a Compliance Certificate for the applicable period, the amount of such net cash proceeds that is designated as the Cure Amount may be different than the amount necessary to cure any Event of Default under the Financial Covenant and may be modified, as necessary, in a subsequent corrected notice delivered on or before the Cure Expiration Date (it being understood that in any event the final designation of the Cure Amount shall continue to be subject to the requirements set forth in clauses (i) and (ii) above)).  The Cure Amount used to calculate Consolidated EBITDA for one fiscal quarter shall be used and included when calculating Consolidated EBITDA for each Test Period that includes such fiscal quarter.

(b)                                 The parties hereby acknowledge that this Section 7.03 may not be relied on for purposes of calculating any financial ratios other than for determining actual compliance with Section 5.18 (and not pro forma compliance with Section 5.18 that is required by any other provision of this Agreement) and shall not result in any adjustment to any amounts (including the amount of Indebtedness) or increase in cash (and shall not be included for purposes of determining pricing, mandatory prepayments and the availability or amount permitted pursuant to any covenant under Article IV of Annex I) with respect to the quarter with respect to which such Cure Amount was made other than the amount of the Consolidated EBITDA referred to in the immediately preceding sentence.

(c)                                  In furtherance of clause (a) above, (i) upon actual receipt and designation of the Cure Amount by the Borrower, the Financial Covenant shall be deemed satisfied and complied with as of the end of the relevant fiscal quarter with the same effect as though there had been no failure to comply with the Financial Covenant and any Event of Default under the Financial Covenant (and any other Default arising solely as a result thereof) shall be deemed not to have occurred for purposes of the Loan Documents, and (ii) upon delivery to the Administrative Agent prior to the Cure Expiration Date of a notice from the Borrower stating its good faith intention to exercise its right set forth in this Section 7.03, neither the Administrative Agent on or after the last day of the applicable quarter nor any Lender may exercise any rights or remedies under Section 7.02 (or under any other Loan Document) on the basis of any actual or purported Event of Default under the Financial Covenant (and any other Default as a result thereof) until and unless the Cure Expiration Date has occurred without the Cure Amount having been received and designated.

(d)                                 (i) In each period of four consecutive fiscal quarters, there shall be at least two (2) fiscal quarters in which no cure right set forth in this Section 7.03 is exercised and (ii) there shall be no pro forma reduction in Indebtedness (directly or by way of netting) with the Cure Amount for determining compliance with the Financial Covenant for the fiscal quarter with respect to which such Cure Amount was made.

(e)                                  There can be no more than five (5) fiscal quarters in which the cure rights set forth in this Section 7.03 are exercised during the term of the Initial Revolving Credit Commitments.

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ARTICLE VIII

The Administrative Agent; Etc.

(a)                                 Each Lender hereby irrevocably designates and appoints the Administrative Agent and the Security Agent as its agent hereunder and under the other Loan Documents.  Each Lender hereby authorizes the Administrative Agent and the Security Agent (for purposes of this Article VIII, the Administrative Agent and the Security Agent are referred to collectively as the “Agents”) to take such actions on its behalf and to exercise such powers and perform such duties as are delegated to such Agent by the terms hereof and thereof, together with such other actions and powers as are reasonably incidental thereto.  The provisions of this Article VIII (except for paragraphs (f) and (g)) are solely for the benefit of the Agents and the Lenders, and neither the Borrower, nor any other Loan Party shall have rights as a third-party beneficiary of any of such provisions.  It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent or Security Agent, as applicable, is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law.  Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.  Without limiting the generality of the foregoing, the Agents are hereby expressly authorized to negotiate, enforce or settle any claim, action or proceeding affecting the Lenders in their capacity as such, at the direction of the Required Lenders, which negotiation, enforcement or settlement will be binding upon each Lender.

(b)                                 Each Secured Party hereby further authorizes the Administrative Agent or Security Agent, as applicable, on behalf of and for the benefit of the Secured Parties, to be the agent for and representative of the Secured Parties with respect to the Collateral, the Security Documents, the Intercreditor Agreement and any Additional Intercreditor Agreement and to enter into the same at any time and from time to time.  Subject to Section 9.08, without further written consent or authorization from any Lender, the Administrative Agent or Security Agent, as applicable, may execute any documents or instruments necessary to in connection with a sale or disposition of assets permitted by this Agreement, (i) release any lien encumbering any item of Collateral that is the subject of such sale or other disposition of assets, or with respect to which Required Lenders (or such other Lenders as may be required to give such consent under Section 9.08) have otherwise consented or (ii) release any Guarantor from the Guarantee, or with respect to which Required Lenders (or such other Lenders as may be required to give such consent under Section 9.08) have otherwise consented.

(c)                                  The Person serving as the Administrative Agent and/or the Security Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as an Agent hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof (subject to securities law and other requirements of applicable law) as if it were not an Agent hereunder and without any duty to account therefor to

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the Lenders.  The Borrower agrees to pay to the Administrative Agent all fees and expenses in accordance with any separate agreement between the Borrower and the Administrative Agent.

(d)                                 Neither Agent shall have any duties or obligations except those expressly set forth herein and in the Loan Documents, and its duties hereunder and thereunder shall be administrative in nature.  Without limiting the generality of the foregoing, (i) neither Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing, (ii) neither Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent is instructed in writing to exercise by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided for herein or in the other Loan Documents); provided that neither Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable law and (iii) except as expressly set forth herein and in the other Loan Documents, neither Agent shall have any duty to disclose, nor shall it be liable for the failure to disclose, any information relating to the Borrower or any of the Subsidiaries that is communicated to or obtained by the Person serving as the Administrative Agent and/or the Security Agent or any of its Affiliates in any capacity.  Without limiting the foregoing, neither Agent shall be liable for any action taken or not taken by it in accordance with the Intercreditor Agreement.  Neither Agent (nor any of their respective Related Parties) shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as such Agent shall believe in good faith shall be necessary, under the circumstances as provided in Article VII or Section 9.08), or for any action lawfully taken or omitted to be taken by such Agent or otherwise hereunder or under any Loan Document in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final non-appealable judgment.  Neither Agent (nor any of their respective Related Parties) shall be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof is actually received by such Agent from the Borrower or a Lender and stating that such notice is a notice of default.  Neither Agent shall be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (B) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default or Event of Default, (D) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (E) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent or (F) the perfection or priority of any security interest created or purported to be created under the Security Documents.  The Agents shall have the right to request instructions from the Required Lenders at any time.  If any Agent shall request instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Required Lenders; and such Agent shall not incur liability to any Lender by reason of so refraining.  Without limiting the foregoing, no Lender shall have any right of action whatsoever against any Agent or any of its Related Parties as a result of such Agent or such other

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person acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of the Required Lenders.  No Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Documents, or to inspect the properties, books or records of any Loan Party.  The Security Agent shall not be under any obligation to the Administrative Agent or any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Documents, or to inspect the properties, books or records of any Loan Party.

(e)                                  Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  Each Agent may also rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, each Agent may presume that such condition is satisfactory to such Lender unless such Agent shall have received notice to the contrary from such Lender prior to the making of such Loan.  Each Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

(f)                                   Each Agent may perform any and all its duties and exercise its rights and powers hereunder or under any other Loan Document or any other instrument or agreements referred herein or therein by or through any one or more sub-agents appointed by it provided, however, that solely in the case where an Agent no longer serves as the applicable withholding agent, if a sub-agent has been appointed to serve as withholding agent, any such sub-agent that such Agent may appoint to receive payments shall be a U.S. Person and a “Financial Institution” within the meaning of Treasury Regulations Section 1.1441-1 or a non-U.S. Affiliate of any such entity that has agreed to take “Primary Withholding Responsibility” within the meaning of Treasury Regulations Section 1.1441-1 for all payments under the Loan Documents (it being understood and agreed, for avoidance of doubt and without limiting the generality of this Section, that the Agent may perform any and all of its duties and exercise its rights and powers hereunder and thereunder, by or through one of more of its Affiliates).  Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers by or through their respective Related Parties.  The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Term Facility as well as activities as Agent.  Neither Agent shall be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that such Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

(g)                                  Each Agent may resign at any time by notifying the Lenders and the Borrower.  Upon any such resignation, the Required Lenders shall have the right, with the consent of the

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Borrower (prior to the occurrence of a Specified Event of Default), to appoint a successor.  If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 60 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which, in the case of the resignation of the Administrative Agent, shall be (1) a financial institution with an office in New York, New York, or an Affiliate of any such financial institution and (2) a U.S. person and a “Financial Institution” within the meaning of Treasury Regulations Section 1.1441-1 or a non-U.S. Affiliate of such entity that has agreed to take “Primary Withholding Responsibility” within the meaning of Treasury Regulations 1.1441-1 for all payments under the Loan Documents.  If no successor Agent has been appointed pursuant to the immediately preceding sentence by the 60th day after the date such notice of resignation was given by such Agent, such Agent’s resignation shall become effective (and such Agent shall be discharged from its duties and obligations hereunder) and the Required Lenders shall thereafter perform all the duties of such Agent hereunder and/or under any other Loan Document until such time, if any, as the Required Lenders appoint a successor Agent with the consent of the Borrower (prior to the occurrence of a Specified Event of Default).  Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder (if not already discharged therefrom as provided above).  The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor.  After the Administrative Agent’s resignation hereunder, the provisions of this Article VIII and Section 9.05 shall continue in effect for the benefit of the retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while acting as Agent.

(h)                                 Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

(i)                                     Notwithstanding any other provision of this Agreement or any provision of any other Loan Document, each Lead Arranger is named as such for recognition purposes only, and in its respective capacities as such shall have no duties, responsibilities or liabilities with respect to this Agreement or any other Loan Document; it being understood and agreed that the Lead Arrangers shall be entitled to all indemnification and reimbursement rights in favor of the Agents provided herein and in the other Loan Documents.  Without limitation of the foregoing, the Lead Arrangers in their respective capacities as such shall not, by reason of this Agreement or any other Loan Document, have any fiduciary relationship in respect of any Lender, Loan Party or any other Person.

(j)                                    In case of the pendency of any proceeding under any Bankruptcy Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of

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whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise to instruct the Security Agent, in accordance with the Intercreditor Agreement, or as otherwise provided thereby (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Agents (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Agents and their respective agents and counsel and all other amounts due the Lenders and Agents under Section 9.05) allowed in such judicial proceeding and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same and, in either case, any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each other Secured Party to make such payments to such Agent and, in the event that such Agent shall consent to the making of such payments directly to the Lenders, to pay to such Agent any amount due for the reasonable compensation, expenses, disbursements and advances of such Agent and its agents and counsel, and any other amounts due such Agent under Section 9.05.

(k)                                 To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax.  If any payment has been made to any Lender by the Administrative Agent without the applicable withholding Tax being withheld from such payment and the Administrative Agent has paid over the applicable withholding Tax to the IRS or any other Governmental Authority, or the IRS or any other Governmental Authority asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify the Administrative Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding Tax ineffective or for any other reason, such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including any penalties or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred whether or not such Tax was correctly or legally imposed or asserted by the relevant Governmental Authority.  Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Article VIII(k).

(l)                                     Any Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document (except actions expressly required to be taken by it hereunder or under the Loan Documents) unless it shall first be indemnified and secured to its satisfaction (including by way of pre-funding) by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

(m)                             The agreements in this Article VIII shall survive the payment of all Obligations.

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(n)                                 Except as otherwise expressly set forth herein or in the Facility Guaranty or any Security Document, no Hedge Counterparty or Treasury Services Provider that obtains the benefits of Section 7.02, the Facility Guaranty or any Collateral by virtue of the provisions hereof or of the Facility Guaranty or any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents.  Notwithstanding any other provision of this Article VIII to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Treasury Services Agreements and Swap Contracts unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Hedge Counterparty or Treasury Services Provider.  The Hedge Counterparties and Treasury Services Providers hereby authorize the Administrative Agent to enter into any Intercreditor Agreement, the Additional Intercreditor Agreement or other intercreditor agreement or arrangement permitted under this Agreement and the Hedge Counterparty or Treasury Services Providers acknowledge that any such intercreditor agreement is binding upon the Hedge Counterparty or Treasury Services Providers.

(o)                                 None of the Lead Arrangers, the Co-Syndication Agents or the Co-Documentation Agents shall have any duties or responsibilities hereunder in their respective capacities as such.

(p)                                 In the event that the Borrower appoints or designates any Additional Arranger pursuant to Sections 2.22 and 2.24, as applicable, unless otherwise set forth herein, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to an agent or arranger with respect to Incremental Loan Commitments or Refinancing Commitments, as applicable, shall be exercisable by and vest in such Additional Arranger, to the extent, and only to the extent, necessary to enable such Additional Arranger to exercise such rights, powers and privileges with respect to the Incremental Loan Commitments or Refinancing Commitments, as applicable, and to perform such duties with respect to such Incremental Loan Commitments or Refinancing Commitments, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Additional Arranger shall run to and be enforceable by either the Administrative Agent or such Additional Arranger, and (ii) the provisions of this Article VIII and of Section 9.05 (obligating the Borrowers to pay the Administrative Agent’s and the Security Agent’s expenses and to indemnify the Administrative Agent and the Security Agent) that refer to the Administrative Agent and/or the Security Agent shall inure to the benefit of such Additional Arranger, and all references therein to the Administrative Agent and/or Security Agent shall be deemed to be references to the Administrative Agent and/or Security Agent and/or such Additional Arranger, as the context may require.  Each Lender hereby irrevocably appoints any Additional Arranger to act on its behalf hereunder and under the other Loan Documents pursuant to Sections 2.22, 2.24, as applicable, and designates and authorizes such Additional Arranger to take such actions on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to such Additional Arranger by

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the terms of this Agreement or any other Loan Document, together with such actions and powers as are reasonably incidental thereto.

ARTICLE IX
Miscellaneous

SECTION 9.01.                                   Notices; Electronic Communications.

(a)                                 Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

(i)                                     if to the Borrower, to it at:

Jeremie Bonnin
3 Boulevard Royal
L-2449 Luxembourg

Tel:  +352 27380 800
Fax:  +352 24611 094

E-mail:  jeremie.bonnin@altice.net

(ii)                                  if to the Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 9.01(b); and

(iii)                               if to a Lender, to such Lender at its address (or fax number) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto or as otherwise communicated in writing from time to time by such Lender to the Borrower and the Administrative Agent.

(b)                                 All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01.

(c)                                  As agreed to among the Borrower, the Administrative Agent and the applicable Lenders from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person.  Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under Article II by electronic communication.  The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant

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to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(d)                                 Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the intended recipient’s receipt of the notice or communication, which shall be evidenced by an acknowledgment from the intended recipient (such as by the “delivery receipt” function, as available, return e-mail or other written acknowledgement); provided that, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient; provided, further, that if the sender receives an “out-of-office” reply e-mail containing instructions regarding notification to another person in the intended recipient’s absence, such notice or other communication shall be deemed received upon the sender’s compliance with such instructions, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(e)                                  The Borrower hereby agrees, unless directed otherwise by the Administrative Agent or unless the e-mail address referred to below has not been provided by the Administrative Agent to the Borrower, that it will, or will cause its Subsidiaries to, provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to the Loan Documents or to the Lenders under Article IV of Annex I hereof or under Article V hereof, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) is or relates to a Borrowing Request, a notice pursuant to Section 2.10, (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any Default or Event of Default under this Agreement or any other Loan Document or (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any Borrowing or other extension of credit hereunder (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium that is properly identified in a format acceptable to the Administrative Agent to an e-mail address as directed by the Administrative Agent.  In addition, the Borrower agrees, and agrees to cause its Subsidiaries, to continue to provide the Communications to the Administrative Agent or the Lenders, as the case may be, in the manner specified in the Loan Documents but only to the extent requested by the Administrative Agent.

(f)                                   The Borrower hereby acknowledges that (i) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (ii) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower, its Subsidiaries or their respective securities for purposes of United States federal and state securities laws) (each, a “Public Lender”).  The Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean

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that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower, its Subsidiaries or their respective securities for purposes of United States federal and state securities laws (provided, however, that to the extent the Borrower Materials constitute Information, they shall be treated as set forth in Section 9.16); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Investor;” and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not marked as “Public Investor.” Notwithstanding the foregoing, the following Borrower Materials shall be marked “PUBLIC” and the Borrower agrees that the following documents may be distributed to all Lenders (including Public Lenders) unless, solely with respect to the documents described in clauses (B) and (C) below, the Borrower advises the Administrative Agent in writing (including by e-mail) within a reasonable time prior to their intended distribution that such material should only be distributed to Lenders other than Public Lenders (it being agreed that the Borrower and its counsel shall have been given a reasonable opportunity to review such documents and comply with applicable securities law disclosure obligations):  (A) the Loan Documents; (B) administrative materials prepared by the Administrative Agent for prospective Lenders; (C) term sheets and notification of changes in the terms of the Term Facility; and (D) the Audited Financial Statements and the financial statements and certificates furnished pursuant to Section 4.10 of Annex I.

(g)                                  Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States Federal and state securities laws, to make reference to Communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.

(h)                                 THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”.  NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS RELATED PARTIES WARRANTS THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM.  IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT,

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CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY SUCH PERSON IS FOUND IN A FINAL RULING BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

(i)                                     The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents.  Each Lender agrees that receipt of notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents.  Each Lender agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and that the foregoing notice may be sent to such e-mail address.

SECTION 9.02.                                   Survival of Agreement.  Nothing herein shall prejudice the right of the Administrative Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.  All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid and so long as the Commitments have not been terminated.  The provisions of Sections 2.14, 2.16, 2.20 and 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Security Agent or any Lender.

SECTION 9.03.                                   Binding Effect.  This Agreement shall become effective when the Administrative Agent shall have received executed counterparts hereof from each of the Borrower, the other Loan Parties, the Administrative Agent, the Security Agent and each Person who is a Lender on the Effective Date.

SECTION 9.04.                                   Successors and Assigns.  (a)  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower, the other Loan Parties, the Administrative Agent, the Security Agent or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

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(b)                                 Each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this Section 9.04(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it), with the prior written consent of the Administrative Agent, each applicable L/C Issuer at the time of such assignment and each Swing Line Lender (not to be unreasonably withheld or delayed) and the Borrower (not to be unreasonably withheld or delayed); provided, however, that (i) the consent of the Borrower shall not be required to any assignment made (x) to a Lender, an Affiliate of a Lender or a Related Fund, (y) in connection with the initial syndication of the Term Facility to Persons identified in writing by the Lead Arrangers to the Borrower during the initial syndication of the Term Facility or (z) after the occurrence and during the continuance of any Specified Event of Default (provided, further, that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten Business Days after having received notice thereof), (ii) the consent of the Administrative Agent shall not be required to any assignment (w) in connection with the initial syndication of the Term Facility, (x) made by an assigning Lender to a Related Fund of such Lender or (y) of an amount less than $1,000,000, by an assigning Lender to a Related Fund of such Lender, (iii) the consent of the applicable L/C Issuers or the Swing Line Lenders shall be not required for any assignment of a Term Loan or a Term Commitment; (iv) the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall be in an integral multiple of, and not less than (unless otherwise consented to by the Administrative Agent), $1,000,000 (or, if less, the entire remaining amount of such Lender’s Commitment or Loans); provided that simultaneous assignments by two or more Related Funds shall be combined for purposes of determining whether the minimum assignment requirement is met, (v) the parties to each assignment shall (A) execute and deliver to the Administrative Agent an Assignment and Acceptance via an electronic settlement system acceptable to the Administrative Agent or (B) if previously agreed with the Administrative Agent, manually execute and deliver to the Administrative Agent an Assignment and Acceptance, and, in each case, shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced, in whole or in part, in the sole discretion of the Administrative Agent); provided that only one such fee shall be payable in the event of simultaneous assignments to or from two or more Related Funds by a single Lender and no fee shall be payable for assignments among Related Funds of an existing Lender and (vi) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire (in which the assignee shall designate one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws) and all applicable tax forms.  Upon acceptance and recording pursuant to Section 9.04(e), from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall

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cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05, as well as to any Fees accrued for its account and not yet paid).

(c)                                  By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:  (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Commitment and the outstanding balances of its Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is an Eligible Assignee legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 3.05(a) or delivered pursuant to Section 4.10 of Annex I and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, the Security Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent and the Security Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the Security Agent, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(d)                                 The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in New York City a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans, Swing Line Loans and L/C Borrowings (and stated interest) owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive absent manifest error and the Borrower, the Administrative Agent, the Security Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as the owner of the amounts owing to it under the Loan Documents as reflected in the Register for all purposes of the Loan Documents, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrower, the Security Agent, any Lender (solely with respect to any entry relating to such Lender’s Loans and Commitments), any L/C Issuer (solely with respect to any entry relating to Participating Revolving Credit Commitments) and any Swing Line Lender

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(solely with respect to any entry relating to Participating Revolving Credit Commitments), at any reasonable time and from time to time upon reasonable prior notice.

(e)                                  Upon its receipt of, and consent to, a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 9.04(b), if applicable, and the written consent of the Administrative Agent and, if required, the Borrower to such assignment and any applicable tax forms, the Administrative Agent shall (i) accept such Assignment and Acceptance and (ii) record the information contained therein in the Register.  Notwithstanding anything to the contrary in the Agreement to the contrary, no assignment shall be effective unless it has been recorded in the Register as provided in this Section 9.04(e).

(f)                                   Each Lender may, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to one or more banks or other Persons (other than a Defaulting Lender, provided that the Administrative Agent has posted the name of such Defaulting Lender to both the “Public Lender” and “Non-Public Lender” portions of the Platform) in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) no Lender shall, without the written consent of the Borrower, sell participations in Loans or Commitments to any Disqualified Person, (ii) such Lender’s obligations under this Agreement shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) the participating banks or other Persons shall be entitled to the benefit of the cost protection provisions contained in Sections 2.14, 2.16 and 2.20 to the same extent as if they were Lenders (but, with respect to any particular participant, to no greater extent than the Lender that sold the participation to such participant unless a greater payment results from a Change in Law occurring after such particular participant acquired the applicable participation or the sale of such participation was approved in writing by the Borrower), (v) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to the Loans and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable to such participating bank or Person hereunder or the amount of principal of or the rate at which interest is payable on the Loans in which such participating bank or Person has an interest, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans in which such participating bank or Person has an interest, increasing or extending the Commitments in which such participating bank or Person has an interest or releasing all or substantially all of the value of the Facility Guaranty or all or substantially all of the Collateral) and (vi) such Lender shall maintain a register on which it records the name and address of each participant and the principal amounts (and stated interest) of each participant’s participating interest with respect to the Loans, Commitments or other interests hereunder, which entries shall be conclusive absent manifest error (the “Participant Register”); provided, further, that no Lender shall have any obligation to disclose any portion of such register to any Person except to the extent disclosure is necessary to establish that the Loans, Commitments or other interests hereunder are in registered form for United States federal income tax purposes under Treasury Regulations Section 5f.103-1(c) or is otherwise required thereunder.  To the extent permitted by

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law, each participating bank or other Person also shall be entitled to the benefits of Section 9.06 as though it were a Lender, provided such participating bank or other Person agrees to be subject to Section 2.18 as though it were a Lender.

(g)                                  Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure of information designated by the Borrower as confidential, each such assignee or participant or proposed assignee or participant shall execute an agreement with such Lender whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to Section 9.16.

(h)                                 Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other “central” bank, and Section 9.04(b) shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(i)                                     Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPV”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPV to make any Loan and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof, and (iii) such assignment will be reflected in the Participant Register.  The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender.  Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender).  In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it will not institute against, or join any other Person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof.  In addition, notwithstanding anything to the contrary contained in this Section 9.04, any SPV may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency,

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commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV.  If a Granting Lender grants an option to an SPV as described herein and such grant is not reflected in the Register, the Granting Lender shall maintain a separate register on which it records the name and address of each SPV and the principal amounts (and stated interest) of each SPV’s interest with respect to the Loans, Commitments or other interests hereunder, which entries shall be conclusive absent manifest error (the “SPV Register”); provided, further, that no Lender shall have any obligation to disclose any portion of such register to any Person except to the extent disclosure is necessary to establish that the Loans, Commitments or other interests hereunder are in registered form for United States federal income tax purposes under Treasury Regulations Section 5f.103-1(c) or is otherwise required thereunder.

(j)                                    Neither the Borrower nor any Guarantor shall assign or delegate any of its rights or duties hereunder or any other Loan Document (other than as permitted by Article V of Annex I) without the prior written consent of the Administrative Agent and each Lender, and any attempted assignment without such consent shall be null and void.

(k)                                 Notwithstanding anything to the contrary contained in this Section 9.04 or any other provision of this Agreement, so long as no Specified Event of Default has occurred and is continuing or would result therefrom, each Lender shall have the right at any time to sell, assign or transfer all or a portion of its Loans owing to it to the Borrower through (x) Dutch auctions or other offers to purchase open to all Lenders on a pro rata basis consistent with the procedures set forth in Section 2.12(c) or (y) notwithstanding any other provision in this Agreement, open market purchase on a non pro rata basis; provided the aggregate consideration paid by the Borrower pursuant to this clause (y) in respect of any Class of Loans shall not exceed 10% of the principal amount of such Class of Loans as of the original date of incurrence of such Class of Loans; provided further that, in connection with assignments pursuant to clause (y) above:

(i)                                     the assigning Lender and the Borrower shall execute and deliver to the Administrative Agent an Affiliated Lender/Borrower Assignment and Acceptance;

(ii)                                  no proceeds from any Borrowing under any Revolving Credit Facility may be used to make any such purchase or effect any such assignment or transfer; and

(iii)                               (a) the principal amount of such Loans, along with all accrued and unpaid interest thereon, sold, assigned or transferred to the Borrower shall be deemed automatically cancelled and extinguished on the date of such sale, assignment or transfer and (b) the aggregate outstanding principal amount of Loans of the remaining Lenders shall reflect such cancellation and extinguishing of the Loans then held by the Borrower.

(l)                                     Any Lender may at any time, assign all or a portion of its rights and obligations with respect to Loans under this Agreement to a Person who is or will become, after such assignment, an Affiliated Lender through (x) Dutch auctions or other offers to purchase open to all Lenders on a pro rata basis consistent with the procedures set forth in Section 2.12(c) or (y) open market purchase on a non-pro rata basis, in each case subject to the following limitations:

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(i)                                     the assigning Lender and the Affiliated Lender purchasing such Lender’s Loans shall execute and deliver to the Administrative Agent an Affiliated Lender/Borrower Assignment and Acceptance;

(ii)                                  Affiliated Lenders will not receive information provided solely to Lenders by the Administrative Agent or any Lender and will not be permitted to attend or participate in conference calls or meetings attended solely by the Lenders and the Administrative Agent, other than the right to receive notices of prepayments and other administrative notices in respect of its Loans or Commitments required to be delivered to Lenders pursuant to Article II;

(iii)                               [Reserved.]

(iv)                              the aggregate principal amount of Loans held at any one time by Affiliated Lenders shall not exceed 25% of the original principal amount of all Loans at such time outstanding; (such percentage, the “Affiliated Lender Cap”); provided that to the extent any assignment to an Affiliated Lender would result in the aggregate principal amount of all Loans held by Affiliated Lenders exceeding the Affiliated Lender Cap, the assignment of such excess amount will be void ab initio.

Notwithstanding anything to the contrary contained herein, any Affiliated Lender that has purchased Loans pursuant to this subsection (l) may, in its sole discretion, contribute, directly or indirectly, the principal amount of such Loans, plus all accrued and unpaid interest thereon, to the Borrower for the purpose of cancelling and extinguished such Loans.  Upon the date of such contribution, assignment or transfer, (x) the aggregate outstanding principal amount of Loans shall reflect such cancellation and extinguishing of the Loans then held by the Borrower and (y) the Borrower shall promptly provide notice to the Administrative Agent of such contribution of such Loans, and the Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Loans in the Register.

In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable Pro Rata Share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full Pro Rata Share of all Loans.  Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

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SECTION 9.05.                                   Expenses; Indemnity.  (a)  The Borrower agrees to pay (i) all reasonable out-of-pocket expenses incurred by the Lead Arrangers, the Administrative Agent and the Security Agent in connection with the syndication of the Term Facility and the preparation, execution and delivery of this Agreement and the other Loan Documents (other than fees, charges and disbursements of any counsel to the Lead Arrangers) and (ii) all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Security Agent in connection with the administration of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated) or incurred by the Lead Arrangers, the Administrative Agent, the Security Agent or any Lender in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents or in connection with the Loans made hereunder, including in case of this clause (ii) the fees, charges and disbursements of one primary counsel for such Persons taken as a whole (and, to the extent deemed reasonably necessary by the Administrative Agent in its good faith discretion, one local counsel in each relevant jurisdiction to the Lead Arrangers, the Administrative Agent, the Security Agent and the Lenders, taken as a whole, and one special or regulatory counsel in each relevant specialty), and, solely in the case of a conflict of interest or a potential conflict of interest, one additional primary counsel (and, to the extent deemed reasonably necessary or advisable by the affected persons in their good faith discretion, one local counsel in each relevant jurisdiction and one special or regulatory counsel in each relevant specialty) to the affected persons, taken as a whole.

(b)                                 The Borrower agrees to indemnify the Lead Arrangers, the Administrative Agent, the Security Agent, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Existing Transactions and the other transactions contemplated thereby (including the Term Facility and the syndication thereof), (ii) the use of the proceeds of the Loans, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by the Borrower, any other Loan Party or any of their respective Affiliates or equity holders) or (iv) any actual or alleged presence or Release of Hazardous Materials on any property currently or formerly owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Borrower or the Subsidiaries; provided that such indemnity shall not, as to any Indemnitee, be available (A) to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted primarily from (1) the bad faith, gross negligence or willful misconduct of such Indemnitee, (2) disputes solely among Indemnitees (or their Related Persons) (other than claims against any Indemnitee (x) in its capacity or in fulfilling its role as agent or arranger or any similar role under the Credit Agreement or (y) arising out of any act or omission on the part of the Borrower or any of its Subsidiaries or Affiliates) or (B) in respect of legal fees or expenses of the Indemnitees, other than the reasonable invoiced fees, expenses and charges of one primary counsel for all Indemnitees taken as a whole (and to the extent deemed

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reasonably necessary by the Administrative Agent in its good faith discretion, one local counsel in each relevant jurisdiction and one special or regulatory counsel in each relevant specialty), and solely in the case of a conflict of interest or a potential conflict of interest, one additional primary counsel (and, to the extent deemed reasonably necessary by the Administrative Agent in its good faith discretion, one local counsel in each relevant jurisdiction and one special or regulatory counsel in each relevant specialty) to the affected Indemnitees, taken as a whole.  This Section 9.05(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.  Payments under this Section shall be made by the Borrower to the Administrative Agent for the benefit of the relevant Indemnitee.

(c)                                  To the extent that the Borrower fails to pay any amount required to be paid by it to any Agent (or Affiliate thereof) under Sections 9.05(a) or 9.05(b), each Lender severally agrees to pay to such Agent, as the case may be, such Lender’s Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent (or Affiliate thereof) in its capacity as such.  For purposes hereof, a Lender’s Pro Rata Share shall be determined based upon its share of the sum of the outstanding Loans at the time.

(d)                                 To the extent permitted by applicable law, no Loan Party shall assert, and hereby waives, any claim against any Indemnitee, and no Indemnitee shall assert, and hereby waives, any claim against any Loan Party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Existing Transactions, any Loan or the use of the proceeds thereof; provided that nothing contained in this sentence will limit the indemnity obligations of any Loan Party to the extent indirect, special, punitive or consequential damages are included in any third party claim in connection with which such Indemnitee is entitled to indemnification hereunder.

(e)                                  No Indemnitee seeking indemnification or reimbursement under this Agreement will, without the Borrower’s prior written consent (not to be unreasonably withheld, delayed or conditioned), settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any claim, litigation, action, investigation or proceeding referred to herein; provided that the foregoing indemnity will apply to any such settlement in the event that (i) the Borrower was offered the ability to assume the defense of the action that was the subject matter of such settlement and elected not to so assume or (ii) such settlement is entered into more than seventy-five (75) days after receipt by the Borrower of a request by the applicable Indemnitee for reimbursement of its legal or other expenses incurred in connection with such claim, litigation, action, investigation or proceeding and the Borrower not having reimbursed such Indemnitee in accordance with such request prior to the date of such settlement (provided that the foregoing indemnity will not apply to any settlement made in accordance with this clause (ii) if the Borrower is disputing such expenses in good faith in accordance with paragraph (b) of this Section 9.05), and the foregoing indemnity will also apply to any settlement with the Borrower’s written consent or if there is a final judgment for the plaintiff against an Indemnitee in any such proceeding.

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(f)                                   Notwithstanding the foregoing, each Indemnitee (and its Related Persons) shall be obligated to refund and return promptly any and all amounts paid by the Loan Parties under Section 9.05(b) to such Indemnitee (or such Related Person) for any such fees, expenses or damages to the extent such Indemnitee (or such Related Person) is not entitled to payment of such amounts in accordance with the terms hereof, as determined by a final non-appealable judgment of a court of competent jurisdiction.

(g)                                  The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Security Agent or any Lender.  All amounts due under this Section 9.05 shall be payable on written demand therefor.  This Section 9.05 shall not apply with respect to Taxes other than Taxes that represent losses, claims or damages arising from any non-Tax claim.

SECTION 9.06.                                   Right of Setoff.  If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured; provided that any Lender exercising such right of setoff shall promptly notify the Administrative Agent thereof.  The rights of each Lender under this Section 9.06 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

SECTION 9.07.                                   Applicable Law.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK ~~WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION~~.

SECTION 9.08.                                   Waivers; Amendment.  (a)  No failure or delay of the Administrative Agent, the Security Agent or any Lender in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent, the Security Agent and the

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Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by Section 9.08(b) or, with respect to any Security Documents, Section 4.12 of Annex I, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

(b)                                 Except as otherwise set forth in this Agreement, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders (other than any amendment contemplated in clauses (i)-(v) and (vii)-(xi) below which shall only require the consent of the Lenders specified therein); provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan or L/C Borrowing, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan, without the prior written consent of each Lender directly adversely affected thereby, (ii) increase or extend the Commitment or decrease or extend the date for payment of any ~~F~~fees therein of any Lender without the prior written consent of such Lender, (iii) amend or modify the pro rata requirements of Section 2.17, the provisions of Section 9.04(l) or the provisions of this Section 9.08 or release all or substantially all of the value of the Facility Guaranty or all or substantially all of the Collateral, without the prior written consent of each Lender, (iv) change the provisions of any Loan Document in a manner that by its terms ~~adversely~~directly affects the rights in respect of payments due to Lenders holding Loans of one Class differently from the rights of Lenders holding Loans of any other Class without the prior written consent of ~~Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each adversely affected Class, (v)~~ the Required Class Lenders of each such affected Class (and in the case of multiple Classes directly affected in the same or substantially the same way, the Lenders under such Classes shall consent to ether as one Class) (it being understood that any amendment to the conditions of effectiveness of Incremental Loan Commitments set forth in Section 2.22 shall be subject to clause (v) below)); (v) amend, waive or otherwise modify any term or provision (including the availability and conditions to funding under Section 2.22 with respect to Incremental Loan Commitments and the rate of interest applicable thereto) which directly affects Lenders of one or more Classes of Incremental Loans or Incremental Loan Commitments, Refinancing Loans or Refinancing Commitments, or Extended Loans (the “Affected Facilities”) and does not directly affect Lenders under any other Class of Loans, in each case, without the written consent of the Required Class Lenders under such applicable Affected Facilities (and in the case of multiple Classes directly affected in the same or substantially the same way with respect to the Affected Facilities, such Required Class Lenders shall consent together as one Class); (iv) modify the protections afforded to an SPV pursuant to the provisions of Section 9.04(i) without the written consent of such SPV, (vii) reduce the percentage contained in the definition of “Required Lenders”, “Required Class Lenders” or “Required Revolving Credit Lenders” or change the definition of “Pro Rata Share” without the prior written consent of each Lender directly affected thereby, (viii) change the currency in which any Loan is permitted to be made or is payable (including interest with respect to such Loan) without the prior written consent of each Lender, (~~viii~~ix) waive, amend or modify the proviso to Section 5.05(a) without the prior written consent

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of each Lender; (~~ix~~x) amend or otherwise modify the Financial Covenant and Section 7.03, and in each case any definition related thereto (as any such definition is used therein but not as otherwise used in this Agreement or any other Loan Document) or waive any Default or Event of Default resulting from a failure to perform or observe the Financial Covenant or Section 7.03 without the written consent of the Required Revolving Credit Lenders; provided, that, the waivers described in this clause (~~ix~~x) shall not require the consent of any Lenders other than the Required Revolving Credit Lenders; or (~~x~~xi) modify any other provision, if any, of this Agreement that expressly requires the consent of each Lender or each directly affected Lender without the prior written consent of each Lender; provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Security Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent or the Security Agent; and provided, further, that (x) no amendment, waiver or consent shall, unless in writing and signed by each L/C Issuer in addition to the Lenders required above, adversely affect the rights or duties of, or any fees or other amounts payable to, such L/C Issuer under this Agreement, any other Loan Document or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; provided, however, that this Agreement may be amended to adjust the mechanics related to the issuance of Letters of Credit, including mechanical changes relating to the existence of multiple L/C Issuers, with only the written consent of the Administrative Agent, the applicable L/C Issuer and the Borrower so long as the obligations of the Revolving Credit Lenders, if any, who have not executed such amendment, and if applicable the other L/C Issuers, if any who have not executed such amendment, are not adversely affected thereby and (y) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lenders in addition to the Lenders required above, adversely affect the rights or duties of, or any fees or other amounts payable to, the Swing Line Lenders under this Agreement or any other Loan Document.

(c)                                  Without prejudice to the Administrative Agent’s right to seek instruction from the Lenders from time to time, the Administrative Agent and the Borrower may amend this Agreement or any other Loan Document (including, for the avoidance of doubt, any exhibit, schedule or other attachment to any Loan Document) to correct an obvious error or omission jointly identified by the Borrower and the Administrative Agent or other errors or omissions of a technical or immaterial nature (including, but not limited to, an incorrect cross-reference).  Notwithstanding anything to the contrary contained herein, such amendment shall become effective without any further consent of any other party to such Loan Document.

(d)                                 Notwithstanding anything to the contrary herein, (i) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any such Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms materially and adversely affects any Defaulting Lender to a greater extent than other affected Lenders shall require the consent of such Defaulting Lender, (ii) this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in

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respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans, Revolving Credit Loans, Swing Line Loans and L/C Obligations and the accrued interest and fees in respect thereof and (y) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders, and (iii) Annex I and Annex II of this Agreement may be amended with the written consent of the Administrative Agent and the Borrower, but without the consent of any other Person, to conform the text of Annex I and/or Annex II to any provision of the “Description of Senior Notes” section of the Offering Memorandum to correct an obvious error or omission.

SECTION 9.09.                                   Interest Rate Limitation.  Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 9.09 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or participations or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.10.                                   Entire Agreement.  This Agreement and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof.  Any other previous agreement among the parties with respect to the subject matter hereof (other than the arranger fee letter dated September 16, 2015, among Altice N.V., Neptune Merger Sub Corp., the Lead Arrangers and the Initial Lenders) is superseded by this Agreement and the other Loan Documents.  Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any Person (other than the parties hereto and thereto, their respective successors and assigns permitted hereunder and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Security Agent and the Lenders) any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

SECTION 9.11.                                   Waiver of Jury Trial.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

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SECTION 9.12.                                   Severability.  In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 9.13.                                   Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 9.03.  Delivery of an executed signature page to this Agreement by facsimile transmission or by other electronic transmission (including “.pdf” or “.tif”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 9.14.                                   Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 9.15.                                   Jurisdiction; Consent to Service of Process.  (a)  Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents (other than any Loan Documents governed by any law other than New York law), or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that the Administrative Agent, the Security Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower or its properties in the courts of any jurisdiction if required to realize upon the Collateral as determined in good faith by the Person bringing such action or proceeding.

(b)                                 Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court sitting in New York County.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

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(c)                                  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 excluding service of process by mail.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.16.                                   Confidentiality.  Each of the Administrative Agent, the Security Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ officers, directors, employees and agents, including accountants, legal counsel, numbering, administration and settlement service providers and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested or required by any regulatory authority or quasi-regulatory authority (such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) in connection with the exercise of any remedies hereunder or under the other Loan Documents or any suit, action or proceeding relating to the enforcement of its rights hereunder or thereunder, (e) subject to an agreement containing provisions substantially the same as or no less restrictive than those of this Section 9.16, to any actual or prospective assignee of or participant in any of its rights or obligations under this Agreement and the other Loan Documents, (f) with the consent of the Borrower, (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 9.16, (h) subject to an agreement containing provisions substantially the same as or no less restrictive than those of this Section 9.16, to actual or proposed direct or indirect counterparties in connection with any Swap Contract relating to the Loan Parties or their obligations or (i) disclosure to any rating agency when required by it, provided that, prior to any disclosure, such rating agency shall undertake in writing to preserve the confidentiality of any confidential information relating to Loan Parties received by it from any Agent or any Lender.  In addition, each Agent and each Lender may disclose the existence of this Agreement and the information about this Agreement to market data collectors, similar services providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement and the other Loan Documents.  For the purposes of this Section 9.16, “Information” shall mean all information received from the Borrower and related to the Borrower or its business, other than any such information that was available to the Administrative Agent, the Security Agent or any Lender on a nonconfidential basis prior to its disclosure by the Borrower.  Any Person required to maintain the confidentiality of Information as provided in this Section 9.16 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord its own confidential information.

SECTION 9.17.                                   Lender Action; Intercreditor Agreement.  (a)  Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party or any other obligor under any of the Loan Documents (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, unless expressly provided for herein or in any other Loan Document, without the prior written consent

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of the Administrative Agent.  The provisions of this Section 9.17 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party.

(b)                                 Each Lender that has signed this Agreement shall be deemed to have consented to and hereby irrevocably authorizes the Administrative Agent and the Security Agent to enter into the Intercreditor Agreement as such Lender’s “Authorized Representative” (or equivalent defined term) and “Collateral Agent” (or equivalent defined term), as applicable (as such terms are defined in the Intercreditor Agreement) (and including any and all amendments, amendments and restatements, modifications, supplements and acknowledgments thereto) from time to time, and agrees to be bound by the provisions thereof.

(c)                                  Notwithstanding anything herein to the contrary, each Lender and the Agents acknowledge that the Lien and security interest granted to the Security Agent pursuant to the Security Documents and the exercise of any right or remedy by the Security Agent thereunder, shall be subject to the provisions of the Intercreditor Agreement (on and after the execution thereof).  In the event of a conflict or any inconsistency between the terms of the Intercreditor Agreement and the Security Documents, the terms of the Intercreditor Agreement shall prevail.

SECTION 9.18.                                   USA PATRIOT Act Notice.  Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower and the Guarantors that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower and the Guarantors, which information includes the name and address of the Borrower and the Guarantors and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower and the Guarantors in accordance with the USA PATRIOT Act.

SECTION 9.19.                                   No Fiduciary Duty.  The parties hereto hereby acknowledge that each Agent, the Lead Arrangers, each Lender and their respective Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of any Loan Party, its stockholders and/or their respective Affiliates.  The Borrower agrees, on behalf of itself and each other Loan Party, that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and any Loan Party, its stockholders or their respective Affiliates on the other hand.  The Borrower acknowledges and agrees, on behalf of itself and each other Loan Party, that (a) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Loan Parties, on the other hand, and (b) in connection therewith and with the process leading thereto, (i) no Lender has assumed an advisory or fiduciary responsibility in favor of any Loan Party, with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party, on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents and (ii) each Lender is acting solely as principal and not as the agent or fiduciary of any Loan Party.

The Borrower acknowledges and agrees, on behalf of itself and each other Loan Party, that it has consulted its own legal and financial advisors to the extent it deemed appropriate and

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that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto.  The Borrower agrees, on behalf of itself and each other Loan Party, that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to any Loan Party, in connection with such transaction or the process leading thereto.

SECTION 9.20.                                   Release of Liens.  The Borrower and the Guarantors will be entitled to release the security interests in respect of the Collateral securing the Obligations under any one or more of the following circumstances:

(a)                                 in connection with any sale or other disposition of the Collateral to a Person that is not the Borrower or a Guarantor (but excluding any transaction subject to Article V of Annex I hereof), if such sale or other disposition does not violate Section 4.08 of Annex I hereof, but only in respect of the Collateral sold or otherwise disposed of;

(b)                                 in connection with the release of a Guarantor from its Loan Guarantee pursuant to the terms of this Agreement, the release of the property and assets of such Guarantor;

(c)                                  if the Borrower designates any Restricted Subsidiary to be an Unrestricted Subsidiary in accordance with the applicable provisions of this Agreement, the release of the property, assets and Capital Stock of such Unrestricted Subsidiary;

(d)                                 in accordance with the Intercreditor Agreement or any Additional Intercreditor Agreement;

(e)                                  as provided under Section 9.08, Section 4.06(b) of Annex I (in which case, for the avoidance of doubt, such release shall be automatic and unconditional) and Section 4.12 of Annex I hereof;

(f)                                   upon termination of the Commitments and payment in full of all Obligations (other than (i) contingent indemnification obligations as to which no claim has been asserted and (ii) obligations and liabilities under Treasury Services Agreements and Swap Contracts not due and payable) and the expiration or termination of all Letters of Credit (other than Letters of Credit that are Cash Collateralized or back-stopped by a letter of credit in form, amount and substance reasonably satisfactory to the applicable L/C Issuer or a deemed reissuance under another facility as to which other arrangements satisfactory to the Administrative Agent and the L/C Issuer shall have been made);

(g)                                  to release and re-take any Lien on any Collateral to the extent not otherwise prohibited by the terms of this Agreement, the Security Documents or the Intercreditor Agreement or any Additional Intercreditor Agreement;

(h)                                 in connection with a transaction permitted by Article V of Annex I hereof; or

(i)                                     with respect to any Collateral that is transferred to a Receivables Subsidiary pursuant to a Qualified Receivables Financing, and with respect to any Securitization Obligation that is transferred in one or more transactions, to a Receivables Subsidiary.

150

The Security Agent and the Administrative Agent will take all necessary action required to effectuate any release of the Collateral securing the Loans and the Loan Guarantees, in accordance with the provisions of this Agreement, the Intercreditor Agreement (on and after the execution thereof) or any Additional Intercreditor Agreement (on and after the execution thereof) and the relevant Security Document.  Each of the releases set forth above shall be effected by the Security Agent without the consent of the Lenders or any action on the part of the Administrative Agent.

The Security Agent and the Administrative Agent will agree to any release of the security interest in respect of the Collateral that is in accordance with this Agreement, the Intercreditor Agreement (on and after the execution thereof) or any Additional Intercreditor Agreement (on and after the execution thereof) and the relevant Security Document, without requiring any Lender consent or any action on the part of the Administrative Agent.  Upon request of the Borrower and upon receipt of an Officer’s Certificate stating that all conditions precedent in respect of such release have been satisfied, the Security Agent shall execute, deliver or acknowledge any necessary or proper instruments of termination, satisfaction or release to evidence the release of Collateral permitted to be released pursuant to this Agreement, the Intercreditor Agreement, any Additional Intercreditor Agreement and the Security Documents.  At the request of the Borrower, the Security Agent shall execute and deliver an appropriate instrument evidencing such release (in the form provided by the Borrower).

SECTION 9.21.                                   Judgment Currency.  If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given.  The obligation of any Loan Party in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency.  If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from a Loan Party in the Agreement Currency, such Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss.  If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to such Loan Party (or to any other Person who may be entitled thereto under applicable Law).

[Signature Pages ~~Follow~~Omitted]

151

~~Execution Version~~

~~IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.~~

~~NEPTUNE FINCO CORP.~~
~~as-Borrower~~

~~By:~~
~~Name:~~
~~Title:~~

~~JPMORGAN CHASE BANK, N.A~~
~~as Administrative Agent~~

~~By:~~
~~Name:~~
~~Title:~~

~~JPMORGAN CHASE BANK, N.A~~
~~as Security Agent~~

~~By:~~
~~Name:~~
~~Title:~~

~~JPMORGAN CHASE BANK, N.A~~
~~as a Lender~~

~~By:~~
~~Name:~~
~~Title:~~

1

~~ANNEX I~~

~~COVENANTS~~

~~ANNEX II~~

~~ADDITIONAL DEFINITIONS~~

~~[Attached]~~

~~ANNEX III~~

~~TRANSACTION SUMMARY~~

~~[Attached]~~

~~Schedule 2.01~~

~~Lenders and Commitment~~

~~Lenders~~	~~Term-Loan Commitment~~	~~Revolving Credit Commitment~~

~~Total:~~

Schedule 2

[Covenants and Additional Definitions]

SCHEDULE 2

to Second Amendment

ANNEX I

COVENANTS

Save where specified to the contrary or where defined in Section 1.01 of the Credit Agreement to which this Annex I is attached (the “Credit Agreement” or this “Agreement”), defined terms used in this Annex I shall have the meaning given to them in Annex II.

Save where specified to the contrary, references in this Annex to sections of Articles IV or V are to those sections of this Annex.

For the avoidance of doubt, the section references in this Annex I (Covenants) use the numbering given to the equivalent provisions in the New Senior Guaranteed Notes Indenture for ease of reference.

ARTICLE IV

Section 4.01. [Reserved]

Section 4.02. [Reserved]

Section 4.03. [Reserved]

Section 4.04.  Limitation on Indebtedness

(a)                                 The Borrower will not and will not permit any of its Restricted Subsidiaries to, Incur any Indebtedness (including Acquired Indebtedness); provided, however, that the Borrower and any Guarantor may Incur Indebtedness if on the date on which such Indebtedness is Incurred, the Consolidated Net Leverage Ratio would have been no greater than 5.5 to 1.0 determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if such Indebtedness had been incurred at the beginning of the relevant period.

(b)                                 Section 4.04(a) above will not prohibit the Incurrence of the following items of Indebtedness:

(1)                                 Indebtedness Incurred pursuant to any Credit Facility (including in respect of letters of credit or bankers’ acceptances issued or created thereunder) ~~and~~, Indebtedness represented by the Existing Senior Guaranteed Notes and the Guarantees thereof, Indebtedness represented by the New Senior Guaranteed Notes issued on the Issue Date and the Guarantees thereof, and, in each case, any Refinancing Indebtedness in respect thereof, in a maximum aggregate principal amount at any time outstanding not to exceed the greater of (i) (x) $7.0 billion reduced by (y) the amount of any Indebtedness Incurred pursuant to this Section 4.04(b)(1) on the ~~Closing~~Issue Date that is subsequently reclassified ~~subject to~~(other than pursuant to the second proviso of Section 4.04(c)(1)) subject to the limitations on reclassification in Section 4.04(c)(1) and (ii) provided that after giving effect to any Incurrence of Indebtedness hereunder, together with any Incurrence of Indebtedness pursuant to Section 4.04(b)(5) and Section 4.04(b)(14) on the date on which Indebtedness pursuant to this Section 4.04(b)(1)(ii) is Incurred, the Borrower could Incur at least $1.00 of additional Indebtedness under Section

4.04(a), an amount such that, after giving effect thereto on a pro forma basis as if such Indebtedness had been incurred on the first day of the relevant period, the Consolidated Net Senior Secured Leverage Ratio is not greater than 4.0 to 1.0; provided, further, that any Indebtedness incurred under this Section 4.04(b)(1) may be refinanced with additional Indebtedness in an amount equal to the principal of the Indebtedness so refinanced, plus any additional amount to pay premiums (including tender premiums), accrued and unpaid interest, expenses, defeasance costs and fees in connection therewith; provided, further, that solely for the purpose of calculating the Consolidated Net Senior Secured Leverage Ratio under this Section 4.04(b)(1), any outstanding Indebtedness incurred under this Section 4.04(b)(1) that is unsecured or secured on a junior basis (in whole or in part) shall nevertheless be deemed to be secured by a pari passu Lien;

(2)                                 (a) Guarantees by the Borrower or any Restricted Subsidiary of Indebtedness of the Borrower or any Restricted Subsidiary to the extent such guaranteed Indebtedness was permitted to be incurred by another provision of this Section 4.04; provided that (i) if such Indebtedness is subordinated in right of payment to, or pari passu in right of payment with, the Loans or a Loan Guarantee~~s~~, as applicable, then the Guarantee of such Indebtedness shall be subordinated in right of payment to, or pari passu in right of payment with, the Loans or such Loan Guarantee~~s~~, as applicable, substantially to the same extent as such guaranteed Indebtedness and (ii) if such Guarantee is of Indebtedness of the Borrower or a Guarantor, such Restricted Subsidiary complies with Section 4.16(a) or (b) without limiting Section 4.06, Indebtedness arising by reason of any Lien granted by or applicable to the Borrower or any Restricted Subsidiary securing Indebtedness of the Borrower or any Restricted Subsidiary so long as the Incurrence of such Indebtedness is not prohibited by the terms of this Agreement;

(3)                                 Indebtedness of the Borrower owing to and held by any Restricted Subsidiary, or Indebtedness of a Restricted Subsidiary owing to and held by the Borrower or any other Restricted Subsidiary; provided, however, that if the Borrower or any Guarantor is the obligor on such Indebtedness and the payee is not the Borrower or a Guarantor, such Indebtedness must be unsecured and ((i) except in respect of intercompany current liabilities incurred in connection with cash management positions of the Borrower and the Restricted Subsidiaries and (ii) only to the extent legally permitted (the Borrower and the Restricted Subsidiaries having completed all procedures required in the reasonable judgment of directors or officers of the obligee or obligor to protect such Persons from any penalty or civil or criminal liability in connection with the subordination of such Indebtedness)) expressly subordinated to the prior payment in full in cash of all obligations then due with respect to the Loans, in the case of the Borrower, or the Loan Guarantees, in the case of a Guarantor; provided that:

(i)                                     any subsequent issuance or transfer of Capital Stock or any other event which results in any such Indebtedness being beneficially held by a Person other than the Borrower or a Restricted Subsidiary; and

(ii)                                  any sale or other transfer of any such Indebtedness to a Person other than the Borrower or a Restricted Subsidiary,

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shall be deemed, in each case, to constitute an Incurrence of such Indebtedness not permitted by this Section 4.04(b)(3) by the Borrower or such Restricted Subsidiary, as the case may be;

(4)                                 (a) any Indebtedness (other than Indebtedness described in Section 4.04(b)(1) and Section 4.04(b)(3)) outstanding on the ClosingIssue Date, after giving effect to the Transactions, including the issuance of the New Senior Guaranteed Notes ~~and the New Senior Notes~~, and the application of the proceeds thereof ~~(including after such proceeds of the New Senior Guaranteed Notes and the New Senior Notes are released from the New Senior Guaranteed Notes Escrow Account and the New Senior Notes Escrow Accounts, as applicable)~~, and the Existing ~~Senior~~ Notes, excluding for the avoidance of doubt the New Senior Guaranteed Notes and Existing Senior Guaranteed Notes issued in reliance on Section 4.04(b)(1), subject to Section 4.04(c)(1), (b) Refinancing Indebtedness Incurred in exchange for, or the net proceeds of which are used to renew, refund, refinance, replace, defease or discharge any, or otherwise Incurred in respect of any, Indebtedness described in sub-clauses (a) or (b) of this Section 4.04(b)(4) or Section 4.04(b)(5) or Incurred pursuant to Section 4.04(a)~~;~~ and (c) Management Advances;

(5)                                 Indebtedness of (i) any Person outstanding on the date on which such Person becomes a Restricted Subsidiary or is merged, consolidated, amalgamated or otherwise combined with ~~(including~~the Borrower or any Restricted Subsidiary or pursuant to any acquisition of assets and assumption of related liabilities~~)~~ by the Borrower or a Restricted Subsidiary (including in contemplation of such transaction) or (ii) the Borrower or any Guarantor Incurred to provide all or any portion of the funds utilized to consummate the transaction or series of related transactions pursuant to which a Person became a Restricted Subsidiary or was otherwise acquired by the Borrower or a Restricted Subsidiary or pursuant to any acquisition of assets and assumption of related liabilities by the Borrower or a Restricted Subsidiary or otherwise in connection with or contemplation of such acquisition; provided, however, with respect to each of clause (5)(i) and (5)(ii), that immediately following the consummation of such acquisition or other transaction, (x) the Borrower would have been able to incur $1.00 of additional Indebtedness pursuant to Section 4.04(a) after giving effect to the Incurrence of such Indebtedness pursuant to this Section 4.04(b)(5) or (y) the Consolidated Net Leverage Ratio would not be greater than it was immediately prior to giving effect to such acquisition or other transaction;

(6)                                 [Reserved];

(7)                                 (a) Indebtedness under Currency Agreements (other than Currency Agreements described in (b) below), Interest Rate Agreements and Commodity Hedging Agreements and (b) Indebtedness under Currency Agreements entered into in order to hedge any operating expenses and capital expenditures Incurred in the ordinary course of business; in each case with respect to clauses (a) and (b) hereof, entered into for bona fide hedging purposes of the Borrower or the Restricted Subsidiaries or (in respect of Currency Agreements and Interest Rate Agreements related to Indebtedness of ~~the Target) the Target~~Cablevision), Cablevision and not for speculative purposes (as determined in good faith by an Officer or the Board of Directors of the Borrower);

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(8)                                 Indebtedness consisting of (A) mortgage financings, Purchase Money Obligations or other financings Incurred for the purpose of financing all or any part of the purchase price or cost of design, construction, installation or improvement of property (real or personal), plant or equipment or other assets (including Capital Stock) used or useful in a Similar Business or (B) Indebtedness otherwise Incurred to finance the purchase, lease, rental or cost of design, construction, installation or improvement of property (real or personal), plant or equipment that is used or useful in a Similar Business, whether through the direct purchase of assets or the Capital Stock of any Person owning such assets, and any Indebtedness which refinances, replaces or refunds such Indebtedness, in an aggregate outstanding principal amount which, when taken together with the principal amount of all other Indebtedness Incurred pursuant to this Section 4.04(b)(8) and then outstanding, will not exceed at any time outstanding the greater of $~~200~~215 million and 9% L2QA Pro Forma EBITDA; provided that any Indebtedness incurred under this Section 4.04(b)(8) may be refinanced with additional Indebtedness in an amount equal to the principal of the Indebtedness so refinanced, plus any additional amount to pay premiums (including tender premiums), accrued and unpaid interest, expenses, defeasance costs and fees in connection therewith;

(9)                                 Indebtedness in respect of (a) workers’ compensation claims, self-insurance obligations, performance, indemnity, surety, judgment, appeal, advance payment, customs, VAT or other tax or other guarantees or other similar bonds, instruments or obligations and completion guarantees and warranties provided by the Borrower or a Restricted Subsidiary or relating to liabilities, obligations or guarantees Incurred in the ordinary course of business or in respect of any governmental requirement, including in relation to a governmental requirement to provide a guarantee or bond, (b) letters of credit, bankers’ acceptances, guarantees or other similar instruments or obligations issued or relating to liabilities or obligations Incurred in the ordinary course of business, provided, however, that upon the drawing of such letters of credit or other instrument, such obligations are reimbursed within 30 days following such drawing; (c) the financing of insurance premiums in the ordinary course of business; and (d) any customary cash management, cash pooling or netting or setting off arrangements in the ordinary course of business;

(10)                          Indebtedness arising from agreements providing for customary guarantees, indemnification, obligations in respect of earnouts or other adjustments of purchase price or, in each case, similar obligations, in each case, Incurred or assumed in connection with the acquisition or disposition of any business or assets or Person or any Capital Stock of a Subsidiary (other than Guarantees of Indebtedness Incurred by any Person acquiring or disposing of such business or assets or such Subsidiary for the purpose of financing such acquisition or disposition); ~~provided that the maximum liability of the Borrower and the Restricted Subsidiaries in respect of all such Indebtedness in connection with such disposition shall at no time exceed the gross proceeds, including the fair market value of non cash proceeds (measured at the time received and without giving effect to any subsequent changes in value), actually received by the Borrower and the Restricted Subsidiaries in connection with such disposition;~~

(11)                          Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within 30 Business Days of Incurrence;

4

(12)                          Indebtedness under daylight borrowing facilities incurred in connection with any refinancing of Indebtedness (including by way of set-off or exchange); provided that such Indebtedness does not exceed the principal amount of the Indebtedness being refinanced and the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses Incurred in connection with such refinancing, so long as any such Indebtedness is repaid within three days of the date on which such Indebtedness is Incurred;

(13)                          Indebtedness Incurred by a Receivables Subsidiary in a Qualified Receivables Financing;

(14)                          Indebtedness Incurred by the Borrower or a Guarantor ~~(including any Refinancing Indebtedness in respect thereof)~~ or Disqualified Stock of the Borrower in an aggregate outstanding principal amount which, when taken together with the principal amount of all other Indebtedness Incurred pursuant to this Section 4.04(b)(14) and then outstanding, will not exceed 100% of the Net Cash Proceeds received by the Borrower and the Restricted Subsidiaries from the issuance or sale (other than to the Borrower or a Restricted Subsidiary) of its Subordinated Shareholder Funding or Capital Stock (other than Disqualified Stock, Designated Preference Shares or an Excluded Contribution) or otherwise contributed to the equity (other than through the issuance of Disqualified Stock, Designated Preference Shares or an Excluded Contribution) of the Borrower, in each case, subsequent to the ~~Closing~~Issue Date; provided, however, that (i) any such Net Cash Proceeds that are so received or contributed shall be excluded for purposes of making Restricted Payments under Section 4.05(a), Section 4.05(b)(1), Section 4.05(b)(6) and Section 4.05(b)(10) to the extent the Borrower or a Guarantor incurs Indebtedness in reliance thereon and (ii) any Net Cash Proceeds that are so received or contributed shall be excluded for purposes of Incurring Indebtedness pursuant to this Section 4.04(b)(14) to the extent the Borrower or any Restricted Subsidiary makes a Restricted Payment under Section 4.05(~~a) and Section 4.05(~~b)(1), Section 4.05(b)(6) and Section 4.05(b)(10) in reliance thereon; provided that any Indebtedness incurred under this Section 4.04(b)(14) may be refinanced with additional Indebtedness in an amount equal to the principal of the Indebtedness so refinanced, plus any additional amount to pay premiums (including tender premiums), accrued and unpaid interest, expenses, defeasance costs and fees in connection therewith;

(15)                          ~~[Reserved]~~Indebtedness of the Borrower or any of its Restricted Subsidiaries arising pursuant to any Permitted Reorganization; and

(16)                          Indebtedness Incurred (including any Refinancing Indebtedness in respect thereof) in an aggregate outstanding principal amount which, when taken together with the principal amount of all other Indebtedness Incurred pursuant to this Section 4.04(b)(16) and then outstanding, will not exceed the greater of $500 million and 50% of L2QA Pro Forma EBITDA; provided that any Indebtedness incurred under this Section 4.04(b)(16) may be refinanced with additional Indebtedness in an amount equal to the principal of the Indebtedness so refinanced, plus any additional amount to pay premiums (including tender premiums), accrued and unpaid interest, expenses, defeasance costs and fees in connection therewith.

Notwithstanding any other provisions of this Section 4.04, the Borrower will not permit any Guarantor to Incur any Ratio Guarantor Indebtedness unless on the date on which such Ratio Guarantor Indebtedness is Incurred or Guaranteed, the Guarantor Indebtedness Ratio would not

5

have been greater than 4.0 to 1.0 or solely with respect to any Ratio Guarantor Indebtedness Incurred pursuant to Section 4.04(b)(5) (or any Guarantee Incurred pursuant to Section 4.04(b)(2) in respect thereof)~~,~~ the Guarantor Indebtedness Ratio would not be greater than it was prior to such Incurrence, in each case, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), after giving pro forma effect to the ~~i~~Incurrence and application of the proceeds from such Indebtedness; provided that this paragraph shall not apply to (x) revolving Indebtedness Incurred pursuant to Section 4.04(b)(1) for working capital purposes or to finance capital expenditures, Permitted Investments (other than Permitted Investments permitted by clause (b) of the definition thereof as to which this paragraph shall apply) or Restricted Payments (other than Restricted Payments made pursuant to ~~Section 4.05~~clauses (~~b)(~~2), (15)(b~~)~~), (17) or (18) (with respect to clause (18), in excess of $100 million) of Section 4.05(b) as to which this paragraph shall apply); (y) any Indebtedness Incurred pursuant to Section 4.04(b)(5)(i) to the extent not Incurred in contemplation of the applicable transaction (provided that the foregoing shall apply to any Guarantee to be Incurred by any Guarantor in respect of such Indebtedness (that is ~~Guarantor~~ Pari Passu Indebtedness) that did not Guarantee such Indebtedness prior to the applicable transaction) (and any Refinancing Indebtedness in respect thereof); and (z) any Refinancing Indebtedness of any Ratio Guarantor Indebtedness that was not Incurred in violation of this paragraph.

(c)                                  For purposes of determining compliance with, and the outstanding principal amount of any particular Indebtedness Incurred pursuant to and in compliance with, this Section 4.04:

(1)                                 in the event that Indebtedness meets the criteria of more than one of the types of Indebtedness described in Section 4.04(a) and Section 4.04(b) ~~hereof~~, the Borrower, in its sole discretion, will classify, and may from time to time reclassify, such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of the clauses of Section 4.04(a) or Section 4.04(b); provided that Indebtedness Incurred (or deemed Incurred) on the ~~Closing~~Original Notes Issue Date or any Refinancing Indebtedness in respect thereof under Section 4.04(b)(1) cannot be reclassified; provided, further, that if the New Senior Guaranteed Notes, the Existing Senior Guaranteed Notes or any Refinancing Indebtedness in respect thereof, shall on any date (including the date of Incurrence of such Refinancing Indebtedness) not be Guaranteed by any of the Restricted Subsidiaries of the Borrower, the New Senior Guaranteed Notes, the Existing Senior Guaranteed Notes, or such Refinancing Indebtedness shall automatically be reclassified and from such date be deemed to have been Incurred under Section 4.04(b)(4)(a) and not Section 4.04(b)(1);

(2)                                 subject to clause (1) above, all Indebtedness (x) outstanding on the Original Notes Issue Date under the Term Facilities and the Existing Senior Guaranteed Notes and (y) outstanding on the Closing Date under ~~this Agreement and the New Senior Guaranteed Notes~~the Revolving Credit Facilities shall be deemed Incurred on the ~~Closing~~Issue Date under Section 4.04(b)(1) and not Section 4.04(a) or Section 4.04(b)(4)(a);

(3)                                 Guarantees of, or obligations in respect of letters of credit, bankers’ acceptances or other similar instruments relating to, or Liens securing, Indebtedness that is otherwise included in the determination of a particular amount of Indebtedness shall not be included;

6

(4)                                 if obligations in respect of letters of credit, bankers’ acceptances or other similar instruments are Incurred pursuant to any Credit Facility and are being treated as Incurred pursuant to Section 4.04(b)(1), Section 4.04(b)(8), Section 4.04(b)(14) or Section 4.04(b)(16) or Section 4.04(a) and the letters of credit, bankers’ acceptances or other similar instruments relate to other Indebtedness, then such other Indebtedness shall not be included;

(5)                                 the principal amount of any Disqualified Stock of the Borrower or a Restricted Subsidiary, or Preferred Stock of a Restricted Subsidiary, will be equal to the greater of the maximum mandatory redemption or repurchase price (not including, in either case, any redemption or repurchase premium) or the liquidation preference thereof;

(6)                                 Indebtedness permitted by this Section 4.04 need not be permitted solely by reference to one provision permitting such Indebtedness but may be permitted in part by one such provision and in part by one or more other provisions of this Section 4.04 permitting such Indebtedness; and

(7)                                 the amount of Indebtedness issued at a price that is less than the principal amount thereof will be equal to the amount of the liability in respect thereof determined on the basis of GAAP.

(d)                                 Accrual of interest, accrual of dividends, the accretion of accreted value, the accretion or amortization of original issue discount, the payment of interest in the form of additional Indebtedness, the payment of dividends in the form of additional shares of Preferred Stock or Disqualified Stock or the reclassification of commitments or obligations not treated as Indebtedness due to a change in GAAP will not be deemed to be an Incurrence of Indebtedness for purposes of this Section 4.04.  The amount of any Indebtedness outstanding as of any date shall be (a) the accreted value thereof in the case of any Indebtedness issued with original issue discount and (b) the principal amount, or liquidation preference thereof, in the case of any other Indebtedness.

(e)                                  If at any time an Unrestricted Subsidiary becomes a Restricted Subsidiary, any Indebtedness of such Subsidiary shall be deemed to be Incurred by a Restricted Subsidiary as of such date (and, if such Indebtedness is not permitted to be Incurred as of such date under this Section 4.04, the Borrower shall be in Default of this Section 4.04).

(f)                                   For purposes of determining compliance with any dollar-denominated restriction on the Incurrence of Indebtedness, the Dollar Equivalent of the principal amount of Indebtedness denominated in another currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was Incurred~~, in the case of term Indebtedness,~~ or at the option of the Borrower, on the date first committed~~, in the case of Indebtedness Incurred under a revolving credit facility~~; provided that (a) if such Indebtedness is Incurred to refinance other Indebtedness denominated in a currency other than dollars, and such refinancing would cause the applicable dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such Refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced plus any amount to pay premiums (including tender premiums), accrued and unpaid

7

interest, expenses, defeasance costs and fees in connection therewith; (b) the Dollar Equivalent of the principal amount of any such Indebtedness outstanding on the ~~Closing~~Issue Date shall be calculated based on the relevant currency exchange rate in effect on the ~~Closing~~Issue Date; and (c) if any such Indebtedness that is denominated in a currency other than dollars is subject to a Currency Agreement with respect to the currency in which such Indebtedness is denominated covering principal amount and interest payable on such Indebtedness, the amount of such Indebtedness will be the Dollar Equivalent of the principal payment required to be made under such Currency Agreement plus the Dollar Equivalent of any premium which is at such time due and payable but is not covered by such Currency Agreement.

(g)                                  For purposes of determining compliance with the Consolidated Net Leverage Ratio ~~or~~, the Consolidated Net Senior Secured Leverage Ratio~~,~~ or the Guarantor Indebtedness Ratio on the Incurrence of Indebtedness, the Dollar Equivalent of the principal amount of Indebtedness denominated in another currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was Incurred, ~~in the case of term Indebtedness,~~ or at the option of the Borrower, the date first committed~~, in the case of Indebtedness Incurred under a revolving credit facility~~; provided that (a) if such Indebtedness is Incurred to refinance other Indebtedness denominated in a currency other than dollars, and such refinancing would cause the applicable dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such Refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced plus any amount to pay premiums (including tender premiums), accrued and unpaid interest, expenses, defeasance costs and fees in connection therewith; and (b) the Dollar Equivalent of the principal amount of any such Indebtedness outstanding on the ~~Closing~~Issue Date shall be calculated based on the relevant currency exchange rate in effect on the ~~Closing~~Issue Date.

(h)                                 For purposes of calculating the Consolidated Net Senior Secured Leverage Ratio, the Consolidated Net Leverage Ratio or the Guarantor Indebtedness Ratio to test compliance with any covenant in this Agreement, in determining the amount of Indebtedness outstanding in dollars on any date of determination, with respect to any Indebtedness denominated in a currency other than dollars (the “Foreign Currency”):

(1)                                 subject to a currency swap arrangement or contract, the aggregate principal amount of such Foreign Currency Indebtedness on any such date of determination shall be the dollar amount of the aggregate principal amount to be paid by the Borrower or a Restricted Subsidiary on the maturity date of such currency swap arrangement or contract pursuant to the terms thereof; or

(2)                                 subject to a currency forward arrangement, forward accretion curve or contract, the aggregate principal amount of such Foreign Currency Indebtedness shall be converted into dollars at the exchange rate specified under the terms of such currency forward arrangement, forward accretion curve or contract as applicable to such Foreign Currency Indebtedness on such date of determination.

(i)                                     For the avoidance of doubt, notwithstanding a Group Member entering into any such arrangement or contract hedging foreign exchange exposure of any Foreign Currency

8

Indebtedness, for the purposes of calculating the Consolidated Net Leverage Ratio, the Consolidated Net Senior Secured Leverage Ratio~~, the Consolidated Net Leverage Ratio,~~ or the Guarantor Indebtedness Ratio, the aggregate principal amount of Indebtedness subject to any such arrangement or contract shall be attributed to the total Indebtedness of the Person that originally Incurred such Indebtedness.

(j)                                    Notwithstanding any other provision of this Section 4.04, the maximum amount of Indebtedness that the Borrower or a Restricted Subsidiary may Incur pursuant to this Section 4.04 shall not be deemed to be exceeded solely as a result of fluctuations in the exchange rate of currencies.

(k)                                 Neither the Borrower nor any Guarantor will incur any Indebtedness (including any Indebtedness permitted to be Incurred pursuant to Section 4.04(b)) that is contractually subordinated in right of payment to any other Indebtedness of the Borrower or such Guarantor unless such Indebtedness is also contractually subordinated in right of payment to the Loans and the applicable Loan Guarantee on substantially identical terms (as determined in good faith by the Borrower); provided, however, that no Indebtedness will be deemed to be contractually subordinated in right of payment to any other Indebtedness of the Borrower or any Guarantor solely by virtue of being unsecured, by virtue of being secured with different collateral, by virtue of being secured on a junior priority basis, by virtue of not being guaranteed by one or more of the Borrower’s Subsidiaries or by virtue of the application of waterfall or other payment-ordering provisions affecting different tranches of Indebtedness under Credit Facilities.

Section 4.05.  Limitation on Restricted Payments

(a)                                 The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly:

(1)                                 declare or pay any dividend or make any other payment or distribution on account of or in respect of the Borrower’s or any Restricted Subsidiary’s Capital Stock (including, without limitation, any payment in connection with any merger or consolidation involving the Borrower or any Restricted Subsidiary) except:

dividends or distributions payable in Capital Stock of the Borrower (other than Disqualified Stock) or in options, warrants or other rights to purchase such Capital Stock of the Borrower (other than Disqualified Stock) or in Subordinated Shareholder Funding; and

(a)                                 dividends or distributions payable to the Borrower or a Restricted Subsidiary (and, in the case of any such Restricted Subsidiary making such dividend or distribution, to holders of its Capital Stock other than the Borrower or another Restricted Subsidiary on no more than a pro rata basis, measured by value);

(2)                                 purchase, redeem, retire or otherwise acquire for value (including, without limitation, any payment in connection with any merger or consolidation involving the Borrower, any Capital Stock of the Borrower or any direct or indirect Parent of the Borrower held by Persons other than the Borrower or a Restricted Subsidiary (other than in exchange for Capital Stock of the Borrower (other than Disqualified Stock));

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(3)                                 make any principal payment on, or purchase, repurchase, redeem, defease or otherwise acquire or retire for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Subordinated Indebtedness (other than (a) any such payment, purchase, repurchase, redemption, defeasance or other acquisition or retirement or in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case, due within one year of the date of payment, purchase, repurchase, redemption, defeasance or other acquisition or retirement; and (b) any Indebtedness Incurred pursuant to Section 4.04(b)(3) hereof);

(4)                                 make any cash payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Subordinated Shareholder Funding; or

(5)                                 make any Restricted Investment in any Person;

(any such dividend, distribution, payment, purchase, redemption, repurchase, defeasance, other acquisition, retirement or Restricted Investment referred to in clauses (1) through (5) of this Section 4.05(a) are referred to herein as a “Restricted Payment”)~~.~~, if at the time the Borrower or a Restricted Subsidiary makes such Restricted Payment:

a Default or Event of Default shall have occurred and be continuing (or would result immediately thereafter therefrom);

(b)                                 except in the case of a Restricted Investment, if such Restricted Payment is made in reliance on clause (c)(i) below, the Borrower is not able to Incur an additional $1.00 of Indebtedness pursuant to Section 4.04(a)  hereof after giving effect, on a pro forma basis, to such Restricted Payment; or

the aggregate amount of such Restricted Payment and all other Restricted Payments made by the Borrower and the Restricted Subsidiaries subsequent to the Closing Date (and not returned or rescinded) (including Permitted Payments permitted below by Section 4.05(b)(5) (without duplication of amounts paid pursuant to any other clause of Section 4.05(b)), Section 4.05(b)(6), Section 4.05(b)(10), Section 4.05(b)(15), Section 4.05(b)(17), Section 4.05(b)(18), and Section 4.05(b)(20) (to the extent it relates to Restricted Payments permitted by Section 4.05(b)(5), Section 4.05(b)(10), Section 4.05(b)(15), Section 4.05(b)(17) or Section 4.05(b)(18)), but excluding all other Restricted Payments permitted by Section 4.05(b)) would exceed the sum of (without duplication):

(i)                                     an amount equal to 100% of the Consolidated EBITDA for the period beginning on the first day of the first full fiscal quarter commencing prior to the Closing Date to the end of the Borrower’s most recently ended full fiscal quarter ending prior to the date of such Restricted Payment for which internal consolidated financial statements of the Borrower are available, taken as a single accounting period, less the product of 1.3 times the Consolidated Interest Expense for such period;

(ii)                                  100% of the aggregate Net Cash Proceeds, and the fair market value (as determined in accordance with Section 4.05(c)) of property or assets or

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marketable securities, received by the Borrower from the issue or sale of its Capital Stock (other than Disqualified Stock or Designated Preference Shares) or Subordinated Shareholder Funding subsequent to the Closing Date or otherwise contributed to the equity (other than through the issuance of Disqualified Stock or Designated Preference Shares) of the Borrower subsequent to the Closing Date (other than (x) Net Cash Proceeds or property or assets or marketable securities received from an issuance or sale of such Capital Stock to the Borrower or a Restricted Subsidiary or an employee stock ownership plan or trust established by the Borrower or any Subsidiary of the Borrower for the benefit of its employees to the extent funded by the Borrower or any Restricted Subsidiary, (y) Net Cash Proceeds or property or assets or marketable securities to the extent that any Restricted Payment has been made from such proceeds in reliance on Section 4.05(b)(6), and (z) Excluded Contributions);

(iii)                               100% of the aggregate Net Cash Proceeds, and the fair market value (as determined in accordance with Section 4.05(c)) of property or assets or marketable securities, received by the Borrower or any Restricted Subsidiary from the issuance or sale (other than to the Borrower or a Restricted Subsidiary or an employee stock ownership plan or trust established by the Borrower or any Subsidiary of the Borrower for the benefit of its employees to the extent funded by the Borrower or any Restricted Subsidiary) by the Borrower or any Restricted Subsidiary subsequent to the Closing Date of any Indebtedness that has been converted into or exchanged for Capital Stock of the Borrower (other than Disqualified Stock or Designated Preference Shares) or Subordinated Shareholder Funding (plus the amount of any cash, and the fair market value (as determined in accordance with Section 4.05(c)) of property or assets or marketable securities, received by the Borrower or any Restricted Subsidiary upon such conversion or exchange) but excluding (x) Net Cash Proceeds or property or assets or marketable securities to the extent that any Restricted Payment has been made from such proceeds in reliance on Section 4.05(b)(6), and (y) Excluded Contributions;

(iv)                              the amount equal to the net reduction in Restricted Investments made by the Borrower or any of the Restricted Subsidiaries resulting from repurchases, redemptions or other acquisitions or retirements of any such Restricted Investment, proceeds realized upon the sale or other disposition to a Person other than the Borrower or a Restricted Subsidiary of any such Restricted Investment, repayments of loans or advances or other transfers of assets (including by way of dividend, distribution, interest payments or returns of capital) to the Borrower or any Restricted Subsidiary, which amount, in each case under this clause (iv), constituted a Restricted Payment made after the Closing Date; provided, however, that no amount will be included in Consolidated EBITDA for purposes of Section 4.05(a)(c)(i) to the extent that it is (at the Borrower’s option) included under this Section 4.05(a)(c)(iv);

(v)                                 the amount of the cash and the fair market value (as determined in accordance with Section 4.05(c)) of property, assets or marketable securities

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received by the Borrower or any Restricted Subsidiary after the Closing Date in connection with:

(A)                               the sale or other disposition (other than to the Borrower or a Restricted Subsidiary or an employee stock ownership plan or trust established by the Borrower or any Subsidiary of the Borrower for the benefit of its employees to the extent funded by the Borrower or any Restricted Subsidiary) of Capital Stock of an Unrestricted Subsidiary of the Borrower; and

(B)                               any dividend or distribution made by an Unrestricted Subsidiary to the Borrower or a Restricted Subsidiary;

provided, however, that no amount will be included in Consolidated EBITDA for purposes of Section 4.05(a)(c)(i) to the extent that it is (at the Borrower’s option) included under this Section 4.05(a)(c)(v); and

(iv)                              in the case of the designation of an Unrestricted Subsidiary as a Restricted Subsidiary or all of the assets of such Unrestricted Subsidiary are transferred to the Borrower or a Restricted Subsidiary, or the Unrestricted Subsidiary is merged or consolidated into the Borrower or a Restricted Subsidiary, in each case, after the Closing Date, 100% of such amount received in cash and the fair market value (as determined in accordance with Section 4.05(c)) of any property, assets or marketable securities received by the Borrower or a Restricted Subsidiary in respect of such redesignation, merger, consolidation or transfer of assets, excluding any amount of any Investment in such Unrestricted Subsidiary pursuant to clause (p) of the definition of “Permitted Investment”, in each case of this Section 4.05(a)(c)(vi); provided however, that no amount will be included in Consolidated EBITDA for purposes of Section 4.05(a)(c)(i) to the extent that it is (at the Borrower’s option) included under this Section 4.05(a)(c)(vi); provided further, however, that such amount shall not exceed the amount included in the calculation of the amount of Restricted Payments referred to in the first sentence of this Section 4.05(a)(c).

(b)                                 Section 4.05(a) will not prohibit any of the following (collectively, “Permitted Payments”):

(1)                                 any Restricted Payment made in exchange (including any such exchange pursuant to the exercise of a conversion right or privilege in connection with which cash is paid in lieu of the issuance of fractional shares) for, or out of the Net Cash Proceeds of the substantially concurrent sale (other than to the Borrower or a Subsidiary of the Borrower ) of, Capital Stock of the Borrower (other than Disqualified Stock or Designated Preference Shares or through an Excluded Contribution), Subordinated Shareholder Funding or a substantially concurrent contribution to the equity (other than through the issuance of Disqualified Stock or Designated Preference Shares or through an Excluded Contribution) of the Borrower;

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(2)                                 any purchase, repurchase, redemption, defeasance or other acquisition or retirement of Subordinated Indebtedness of the Borrower or any Guarantor made by exchange for, or out of the Net Cash Proceeds of the substantially concurrent Incurrence of, Refinancing Indebtedness permitted to be Incurred pursuant to Section 4.04;

(3)                                 (a) any purchase, repurchase, redemption, defeasance or other acquisition or retirement of Preferred Stock of the Borrower or a Restricted Subsidiary made by exchange for or out of the Net Cash Proceeds of the substantially concurrent sale of Preferred Stock of the Borrower or a Restricted Subsidiary, and (b) any purchase, repurchase, redemption, defeasance or other acquisition or retirement of Disqualified Stock of the Borrower or a Restricted Subsidiary made by exchange for or out of the Net Cash Proceeds of the substantially concurrent sale of Disqualified Stock of the Borrower or a Restricted Subsidiary, as the case may be, that, in each case under (a) and (b), is permitted to be Incurred pursuant to Section 4.04, and that in each case (other than such sale of Preferred Stock of the Borrower that is not Disqualified Stock) constitutes Refinancing Indebtedness;

(4)                                 any purchase, repurchase, redemption, defeasance or other acquisition or retirement of Subordinated Indebtedness (or any loans, advances, dividends or other distributions by the Borrower to any Parent to permit such Parent to purchase, repurchase, redeem, defease or otherwise acquire or retire (i)(x) the Existing ~~Target~~Cablevision Notes and (y) any Indebtedness Incurred to refinance the Existing ~~Target~~Cablevision Notes in an amount equal to the principal of the Existing ~~Target~~Cablevision Notes so refinanced, plus any additional amount to pay premiums (including tender premiums), accrued and unpaid interest, expenses, defeasance costs and fees in connection therewith) and (ii) Indebtedness of any Parent so long as the Net Cash Proceeds (or portion thereof) of such Indebtedness has been received by the Borrower from the issue or sale of its Capital Stock (other than Disqualified Stock or Designated Preference Shares) or Subordinated Shareholder Funding subsequent to the Closing Date or otherwise contributed to the equity (other than through the issuance of Disqualified Stock or Designated Preference Shares) of the Borrower subsequent to the Closing Date):

(i)                                     from Net Available Cash to the extent permitted under Section 4.08 but only if the Borrower shall have first complied with its obligations to prepay all Term Loans to the extent required by Section 2.13(a) of the Credit Agreement, prior to purchasing, repurchasing, redeeming, defeasing or otherwise acquiring or retiring such Subordinated Indebtedness (or making of any such loans, advances, dividends or other distributions to any Parent) and (ii) at a purchase price not greater than 100% of the principal amount of such Subordinated Indebtedness (or such ~~other~~ Indebtedness of any Parent) plus accrued and unpaid interest (and costs, expenses and fees incurred in connection therewith);

(a)                                 to the extent required by the agreement governing such Subordinated Indebtedness (or such ~~other~~ Indebtedness~~,~~ of any Parent), following the occurrence of a Change of Control (or other similar event described therein as a “change of control”), but only (i) if the Commitments shall have been terminated and all Obligations (other than (A) contingent indemnification obligations as to which no claim has been asserted and (B) obligations and liabilities under Treasury Services Agreements and Swap Contracts not due and payable) shall have been paid in full and all Letters of Credit (other than

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Letters of Credit that are Cash Collateralized or back-stopped by a letter of credit in form, amount and substance reasonably satisfactory to the applicable L/C Issuer) shall have expired or been terminated (or any Event of Default under Section 7.01(i) of the Credit Agreement shall have been waived), prior to purchasing, repurchasing, redeeming, defeasing or otherwise acquiring or retiring such Subordinated Indebtedness (or making any such loans, advances or other distributions to any Parent) and (ii) at a purchase price not greater than 101% of the principal amount of such Subordinated Indebtedness or such ~~other~~ Indebtedness of any Parent plus accrued and unpaid interest (and costs, expenses and fees incurred in connection therewith); or

(b)                                 consisting of Acquired Indebtedness (other than Indebtedness Incurred (A) to provide all or any portion of the funds utilized to consummate the transaction or series of related transactions pursuant to which such Person became a Restricted Subsidiary or was otherwise acquired by the Borrower or a Restricted Subsidiary or (B) otherwise in connection with or contemplation of such acquisition) and at a purchase price not greater than 100% of the principal amount of such Acquired Indebtedness plus accrued and unpaid interest and any premium required by the terms of any Acquired Indebtedness (and costs, expenses and fees incurred in connection therewith);

(5)                                 any dividends paid within 60 days after the date of declaration if at such date of declaration such dividend would have complied with this Section 4.05;

(6)                                 the purchase, repurchase, redemption, defeasance or other acquisition, cancellation or retirement for value of Capital Stock of the Borrower, any Restricted Subsidiary or any Parent (including any options, warrants or other rights in respect thereof) and loans, advances, dividends or distributions by the Borrower to any Parent to permit any Parent to purchase, repurchase, redeem, defease or otherwise acquire, cancel or retire for value Capital Stock of the Borrower, any Restricted Subsidiary or any Parent (including any options, warrants or other rights in respect thereof), or payments to purchase, repurchase, redeem, defease or otherwise acquire, cancel or retire for value Capital Stock of the Borrower, any Restricted Subsidiary or any Parent (including any options, warrants or other rights in respect thereof), in each case from Management Investors; provided that such payments, loans, advances, dividends or distributions do not exceed an amount (net of repayments of any such loans or advances) equal to (1) $40 million in any calendar year (with unused amounts in any calendar year being carried over to the succeeding calendar years; provided that the aggregate unused amounts carried over in any calendar year shall not exceed $40 million in any calendar year), plus (2) the Net Cash Proceeds received by the Borrower or the Restricted Subsidiaries since the Closing Date (including through receipt of proceeds from the issuance or sale of its Capital Stock or Subordinated Shareholder Funding to a Parent) from, or as a contribution to the equity (in each case under this Section 4.05(b)(6), other than through the issuance of Disqualified Stock or Designated Preference Shares) of the Borrower from, the issuance or sale to Management Investors of Capital Stock (including any options, warrants or other rights in respect thereof), to the extent such Net Cash Proceeds are not included in any calculation under Section 4.05(a)(c)(ii);

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(7)                                 the declaration and payment of dividends to holders of any class or series of Disqualified Stock, or of any Preferred Stock of a Restricted Subsidiary, Incurred in accordance with the terms of Section 4.04;

(8)                                 purchases, repurchases, redemptions, defeasances or other acquisitions or retirements of Capital Stock deemed to occur upon the exercise of stock options, warrants or other rights in respect thereof if such Capital Stock represents a portion of the exercise price thereof;

(9)                                 dividends, loans, advances or distributions to any Parent or other payments by the Borrower or any Restricted Subsidiary in amounts equal to (without duplication) the amounts required for any Parent to pay:

any Parent Expenses of a CVC Parent or any Related Taxes; and

(a)                                 amounts constituting or to be used for purposes of making payments to the extent specified in Sections 4.09(b)(2) (with respect to fees and expenses incurred in connection with the transactions described therein), Section 4.09(b)(5) and Section 4.09(b)(11);

(10)                          ~~so long as no Default or Event of Default has occurred and is continuing (or would result therefrom), and for so long as the or any Parent is a Listed Entity,~~ the declaration and payment by the Borrower of, or loans, advances, dividends or distributions to any Parent to pay, dividends on the common stock or common equity interests of the Borrower or any Parent, in an amount not to exceed in any fiscal year the greater of (a) 6% of the Net Cash Proceeds received by the Borrower from a Public Offering or contributed to the equity (other than through the issuance of Disqualified Stock or Designated Preference Shares or through an Excluded Contribution) of the Borrower or contributed as Subordinated Shareholder Funding to the Borrower and (b) an aggregate amount per annum not to exceed 5% of Market Capitalization Attributable to Cablevision;

(11)                          payments by the Borrower or loans, advances, dividends or distributions to any Parent to make payments, to holders of Capital Stock of the Borrower or any Parent in lieu of the issuance of fractional shares of such Capital Stock; provided, however, that any such payment, loan, advance, dividend or distribution shall not be for the purpose of evading any limitation of this Section 4.05 or otherwise to facilitate any dividend or other return of capital to the holders of such Capital Stock (as determined in good faith by an Officer or the Board of Directors of the Borrower );

(12)                          Restricted Payments in an aggregate amount outstanding at any time not to exceed the ~~aggregate cash amount of Excluded Contributions, or consisting of non cash~~fair market value of Excluded Contributions, or Investments in exchange for or using as consideration Investments previously made under this Section 4.05(b)(12);

(13)                          payment of any Receivables Fees and purchases of Receivables Assets pursuant to a Receivables Repurchase Obligation in connection with a Qualified Receivables Financing;

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(14)                          dividends or other distributions of Capital Stock, Indebtedness or other securities of Unrestricted Subsidiaries;

(15)                          so long as no Payment Block Event has occurred and is continuing, Restricted Payments in an amount required by a CVC Parent to pay (a) ~~to pay~~ regularly scheduled interest as such amounts come due under (x) the Existing ~~Target~~Cablevision Notes and (y) any Indebtedness Incurred to refinance the Existing ~~Target~~Cablevision Notes in an amount equal to the principal of the Existing ~~Target~~Cablevision Notes so refinanced, plus any additional amount to pay premiums (including tender premiums), accrued and unpaid interest, expenses, defeasance costs and fees in connection therewith; (b) dividends, loans advances or distributions to ~~the Target~~Cablevision in an amount not to exceed the Net Cash Proceeds of Incurrence of Indebtedness by the Borrower or its Restricted Subsidiaries which amount shall be used to repay Indebtedness described in clauses (i) ~~and~~, (ii) and (iii) of the definition of “Existing ~~Target~~Cablevision Notes” and any costs, expenses, fees, interest or premiums in connection with such repayment and (c) ~~to pay~~ interest and/or principal (including AHYDO Catch Up Payments) on Indebtedness of any CVC Parent so long as the Net Cash Proceeds (or portion thereof) of such Indebtedness has been received by the Borrower from the issue or sale of its Capital Stock (other than Disqualified Stock or Designated Preference Shares) or Subordinated Shareholder Funding subsequent to the Closing Date or otherwise contributed to the equity (other than through the issuance of Disqualified Stock or Designated Preference Shares) of the Borrower subsequent to the Closing Date; provided, that the principal amount of any Indebtedness able to be repaid pursuant to this clause (c) is limited to the amount of Net Cash Proceeds received by the Borrower plus fees and expenses related to the refinancing of such Indebtedness, and, in the case of clause (c) above, any Refinancing Indebtedness in respect thereof permitted to be Incurred pursuant to Section 4.04;

(16)                          the declaration and payment of dividends to holders of any class or series of Designated Preference Shares of the Borrower issued after the Closing Date; provided, however, that the amount of all dividends declared or paid by the Borrower pursuant to this Section 4.05(b)(16) shall not exceed the Net Cash Proceeds received by the Borrower from the issuance or sale of such Designated Preference Shares;

(17)                          so long as no Event of Default has occurred and is continuing (or would result therefrom), any Restricted Payment to the extent that, after giving pro forma effect to any such Restricted Payment, the Consolidated Net Leverage Ratio would be no greater than 5.5 to 1.0;

(18)                          so long as no Event of Default has occurred and is continuing (or would result therefrom), Restricted Payments in an aggregate amount outstanding at any time not to exceed the greater of $500 million and 21% of L2QA Pro Forma EBITDA;

(19)                          Restricted Payments made in connection with the Transactions and the Existing Transactions, or constituting any part of any Permitted Reorganization and, in each case, fees and expenses relating thereto ~~(including, without limitation, (a) Restricted Payments to holders of Capital Stock of the Target in connection with, or as a result of,  their exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential) with respect thereto, in each case, with respect to the Transactions, (b) other dividends by Target Opco that have a record date before the Closing Date, but a payment date on or after the Closing~~

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~~Date and (c) amounts held as Escrowed Property and released to Target Opco or any of its Subsidiaries in connection with the Transactions);~~;

(20)                          Restricted Payments to finance Investments or other acquisitions by a Parent or any Affiliate (other than the Borrower or a Restricted Subsidiary) which would be otherwise permitted to be made pursuant to this Section 4.05 if made by the Borrower or a Restricted Subsidiary; provided, that (i) such Restricted Payment shall be made ~~substantially concurrently~~ within 120 days of the closing of such Investment or other acquisition, (ii) such Parent or Affiliate of the Borrower shall, ~~promptly following the closing thereof~~on or prior to the date such Restricted Payment is made, cause (1) all property acquired (whether assets or Capital Stock) to be contributed to the Borrower or one of its Restricted Subsidiaries or (2) the merger, amalgamation, consolidation, or sale of the Person formed or acquired into the Borrower or one of its Restricted Subsidiaries (in a manner not prohibited by Article V of this Annex I) in order to consummate such Investment or other acquisition, (iii) such Parent or Affiliate of the Borrower receives no consideration or other payment in connection with such transaction except to the extent the Borrower or a Restricted Subsidiary could have given such consideration or made such payment in compliance with this Section 4.05 and (iv) any property received in connection with such transaction shall not constitute an Excluded Contribution up to the amount of such Restricted Payment made under this Section 4.05(b)(20);

(21)                          any payments in cash or in kind relating to the settlement of any future, forward or other derivative contract entered into for non-speculative purposes; and

(22)                          the declaration and payment of dividends or distributions by the Borrower to, or the making of loans to, a CVC Parent in amounts required for a CVC Parent to pay or cause to be paid, in each case without duplication, fees and expenses related to any equity or debt offering (whether or not successful) of such CVC Parent.

(c)                                  The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of such Restricted Payment of the asset(s) or securities proposed to be paid, transferred or issued by the Borrower or such Restricted Subsidiary, as the case may be, pursuant to such Restricted Payment.  The fair market value of any cash Restricted Payment shall be its face amount, and the fair market value of any non-cash Restricted Payment or any other property, assets or securities required to be valued by this Section 4.05 shall be determined conclusively by an Officer or the Board of Directors of the Borrower acting in good faith.

(d)                                 For purposes of determining compliance with this Section 4.05 and the definition of “Permitted Investments”, as applicable, in the event that a Restricted Payment or a Permitted Investment meets the criteria of more than one of the categories described in ~~Section 4.05(b)~~clauses (1) through (22)~~,~~ of Section 4.05(b) or in the definition of “Permitted Investments”, as applicable, or is permitted pursuant to Section 4.05(a), the Borrower will be entitled to classify such Restricted Payment (or portion thereof) or such Permitted Investment (or portion thereof) on the date of its payment or later reclassify such Restricted Payment (or portion thereof) or such Permitted Investment (or portion thereof) in any manner that complies with this Section 4.05.

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Section 4.06.  Limitation on Liens

(a)                                 The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, Incur or suffer to exist any Lien upon any of their property or assets (including Capital Stock of a Restricted Subsidiary), whether owned on the ~~Closing~~Issue Date or acquired after that date, or any interest therein or any income or profits therefrom, which Lien is securing any Indebtedness (such Lien, the “Initial Lien”), except (a) in the case of any property or asset that does not constitute Collateral, (i) Permitted Liens (other than Permitted Collateral Liens) or (ii) Liens on assets that are not Permitted Liens if the Obligations (or a Loan Guarantee in the case of Liens of a Guarantor) are directly secured equally and ratably with, or prior to, in the case of Liens with respect to Subordinated Indebtedness, the Indebtedness secured by such Initial Lien for so long as such Indebtedness is so secured and (b) in the case of any property or assets that constitutes Collateral, Permitted Collateral Liens.

(b)                                 Any such Lien created in favor of the Secured Parties pursuant to Section 4.06(a)(ii) will be automatically and unconditionally released and discharged upon (i) the release and discharge of the Initial Lien to which it relates, and (ii) as otherwise set forth under Section 9.20 of ~~this~~the Credit Agreement.

(c)                                  For purposes of determining compliance with this Section 4.06, (x) a Lien need not to be Incurred solely by reference to one category of Permitted Liens or Permitted Collateral Liens, as applicable, but may be Incurred under any combination of such categories (including in part under one such category and in part under any other such category and (y) in the event that a Lien (or any portion thereof) meets the criteria of ~~clauses (i) and (ii) of Section 4.06(a) herein and/or~~ one or more of ~~the clauses contained in~~ such categories of “Permitted Liens” or “Permitted Collateral Liens”, as applicable, the Borrower shall, in its sole discretion, divide, classify or may subsequently reclassify at any time such Lien (or any portion thereof) in any manner that complies with this Section 4.06 and the definition of “Permitted Liens” or “Permitted Collateral Liens”, ~~the Borrower will be entitled to divide or classify (or later divide, classify or reclassify in whole or in part in its sole discretion) such Lien (or any portion thereof) among such clauses (i) or (ii) of Section 4.06(a) and/or one or more of the clauses contained in the definition of “Permitted Liens” or “Permitted Collateral Liens”, in a manner that otherwise complies with this Section 4.06.~~as applicable.

Section 4.07.  Limitation on Restrictions on Distributions from Restricted Subsidiaries

(a)                                 The Borrower will not, and will not permit any of its Restricted Subsidiaries to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or consensual restriction on the ability of any Restricted Subsidiary to:

(1)                                 pay dividends or make any other distributions in cash or otherwise on its Capital Stock to the Borrower or any Restricted Subsidiary or pay any Indebtedness or other obligations owed to the Borrower or any Restricted Subsidiary;

(2)                                 make any loans or advances to the Borrower or any Restricted Subsidiary; or

(3)                                 sell, lease or transfer any of its property or assets to the Borrower or any Restricted Subsidiary,

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provided that (x) the priority of any Preferred Stock in receiving dividends or liquidating distributions prior to dividends or liquidating distributions being paid on common stock and (y) the subordination of (including the application of any standstill requirements to) loans or advances made to the Borrower or any Restricted Subsidiary to other Indebtedness Incurred by the Borrower or any Restricted Subsidiary, or any prohibition on securing such loans or advances made to the Borrower or any Restricted Subsidiary, shall not be deemed to constitute such an encumbrance or restriction.

(b)                                 Section 4.07(a) will not prohibit:

(1)                                 any encumbrance or restriction pursuant to any Credit Facility or any other agreement or instrument, in each case, in effect at or entered into on the ~~Closing~~Issue Date and any amendments, restatements, modifications, renewals, supplements, refundings, replacements or refinancings of such agreements; provided that the amendments, restatements, modifications, renewals, supplements, refundings, replacements or refinancings are not materially more restrictive, taken as a whole, with respect to such dividend and other payment restrictions than those contained in those agreements on the ~~Closing~~Issue Date (as determined in good faith by the Borrower);

(2)                                 [Reserved];

(3)                                 encumbrances or restrictions existing under or by reason of (i) any Loan Documents ~~and the Loan Escrow Agreement~~, (ii) the New Senior Guaranteed Notes Indenture and the New Senior ~~Notes, the New Senior~~ Guaranteed Notes ~~and the New Senior Guaranteed Notes Indenture~~, (iii) the Existing ~~Senior Notes, Existing Senior~~ Notes Indentures~~,~~ and the Existing ~~Target~~ Notes~~, the Existing Target Notes Indenture, (iv) the New Senior Notes Escrow Agreements and the New Senior Guaranteed Notes Escrow Agreement~~, (iv) the Existing Cablevision Notes Indentures and the Existing Cablevision Notes, and (v) the Intercreditor Agreement and any Additional Intercreditor Agreement, including in each case, any related security documents, escrow arrangements or other documents related to the foregoing;

(4)                                 any encumbrance or restriction pursuant to an agreement or instrument of a Person or relating to any Capital Stock or Indebtedness of a Person, entered into on or before the date on which (i) such Person was acquired by or merged, consolidated or otherwise combined with or into the Borrower or any Restricted Subsidiary, (ii) such agreement or instrument is assumed by the Borrower or any Restricted Subsidiary in connection with an acquisition of assets or (iii) such Person became a Restricted Subsidiary (in each case, other than Capital Stock or Indebtedness Incurred as consideration in, or to provide all or any portion of the funds utilized to consummate, the transaction or series of related transactions pursuant to which such Person became a Restricted Subsidiary or was acquired by the Borrower or was merged, consolidated or otherwise combined with or into the Borrower or any Restricted Subsidiary) and outstanding on such date; provided that, for the purposes of this Section 4.07(b)(4), if another Person is the Successor Company or any Subsidiary thereof, any agreement or instrument of such Person or any such Subsidiary shall be deemed acquired or assumed by the Borrower or any Restricted Subsidiary when such Person becomes the Successor Company;

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(5)                                 any encumbrance or restriction pursuant to an agreement or instrument effecting a refunding, replacement or refinancing of Indebtedness Incurred pursuant to, or that otherwise extends, renews, refunds, refinances or replaces, an agreement or instrument referred to in Section 4.07(b)(1), Section 4.07(b)(3) or Section 4.07(b)(4) or this Section 4.07(b)(5) (an “Initial Agreement”) or contained in any amendment, supplement or other modification to an agreement referred to in Section 4.07(b)(1), Section 4.07(b)(3) or Section 4.07(b)(4) or this Section 4.07(b)(5); provided, however, that the encumbrances and restrictions with respect to such Restricted Subsidiary contained in any such agreement or instrument are no less favorable in any material respect to the Lenders taken as a whole than the encumbrances and restrictions contained in the Initial Agreement or Initial Agreements to which such refinancing or amendment, supplement or other modification relates (as determined in good faith by the Borrower);

(6)                                 any encumbrance or restriction:

that restricts in a customary manner the subletting, assignment or transfer of any property or asset that is subject to a lease, license or similar contract, or the assignment or transfer of any lease, license or other contract;

(a)                                 contained in mortgages, pledges or other security agreements permitted under this Agreement or securing Indebtedness of the Borrower or a Restricted Subsidiary permitted under this Agreement to the extent such encumbrances or restrictions restrict the transfer of the property or assets subject to such mortgages, pledges or other security agreements;

(b)                                 pursuant to customary provisions restricting dispositions of real property interests set forth in any reciprocal easement agreements of the Borrower or any Restricted Subsidiary; or

(c)                                  pursuant to the terms of any license, authorization, concession or permit;

(7)                                 any encumbrance or restriction pursuant to Purchase Money Obligations and Capitalized Lease Obligations permitted under this Agreement, in each case, that impose encumbrances or restrictions on the property so acquired or any encumbrance or restriction pursuant to a joint venture agreement that imposes restrictions on the transfer of the assets of the joint venture;

(8)                                 any encumbrance or restriction with respect to a Restricted Subsidiary (or any of its property or assets) imposed pursuant to an agreement entered into for the direct or indirect sale or disposition to a Person of all or substantially all the Capital Stock or assets of such Restricted Subsidiary (or the property or assets that are subject to such restriction) pending the closing of such sale or disposition;

(9)                                 customary provisions in leases, licenses, joint venture agreements and other similar agreements and instruments entered into in the ordinary course of business;

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(10)                          encumbrances or restrictions arising or existing by reason of applicable law or any applicable rule, regulation, governmental license or order, or required by any regulatory authority or stock exchange;

(11)                          any encumbrance or restriction on cash or other deposits or net worth imposed by customers under agreements entered into in the ordinary course of business;

(12)                          any encumbrance or restriction pursuant to Currency Agreements, Interest Rate Agreements or Commodity Hedging Agreements;

(13)                          any encumbrance or restriction arising pursuant to an agreement or instrument relating to any Indebtedness permitted to be Incurred subsequent to the Closing Date pursuant to Section 4.04 if the encumbrances and restrictions contained in any such agreement or instrument taken as a whole are not materially less favorable to the Lenders than (i) the encumbrances and restrictions contained in this Agreement or any Loan Document on the Closing Date, or (ii) is customary in comparable financings (as determined in good faith by the Borrower) and where, in the case of clause (ii), the Borrower determines at the time of issuance of such Indebtedness that such encumbrances or restrictions (x) will not adversely affect, in any material respect, the Borrower’s ability to make principal or interest payments under the Loan Documents as and when they become due or (y) such encumbrances and restrictions apply only if a default occurs in respect of a payment or financial covenant relating to such Indebtedness;

(14)                          any encumbrance or restrictions arising in connection with any Purchase Money Note, other Indebtedness or a Qualified Receivables Financing that, in the good faith determination of an Officer or the Board of Directors of the Borrower, are necessary or advisable to effect such Qualified Receivables Financing; or

(15)                          any encumbrance or restriction existing by reason of any Lien permitted under Section 4.06.

Section 4.08.  Limitation on Sales of Assets and Subsidiary Stock

(a)                                 The Borrower will not, and will not permit any of its Restricted Subsidiaries to, make any Asset Disposition unless:

(1)                                 the Borrower or such Restricted Subsidiary, as the case may be, receives consideration (including by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise) at least equal to the fair market value (such fair market value to be determined on the date of contractually agreeing to such Asset Disposition), as determined in good faith by an Officer or the Board of Directors of the Borrower, of the shares and assets subject to such Asset Disposition (including, for the avoidance of doubt, if such Asset Disposition is a Permitted Asset Swap); and

(2)                                 in any such Asset Disposition, or series of related Asset Dispositions (except to the extent the Asset Disposition is a Permitted Asset Swap), at least 75% of the consideration from such Asset Disposition or such series of related Asset Dispositions (excluding any consideration by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise, other than Indebtedness), together with all other Asset

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Dispositions since the ~~Closing~~Issue Date (except to the extent any such Asset Disposition was a Permitted Asset Swap) on a cumulative basis~~)~~ received by the Borrower or such Restricted Subsidiary, as the case may be, is in the form of cash, Cash Equivalents or Temporary Cash Investments.

(b)                                 After the receipt of Net Available Cash from an Asset Disposition, the Borrower or a Restricted Subsidiary, as the case may be, may apply such Net Available Cash directly or indirectly (at the option of the Borrower or such Restricted Subsidiary):

(1)                                 within 365 days from the later of (A) the date of such Asset Disposition and (B) the receipt of such Net Available Cash (i) to prepay, repay, purchase or redeem any Indebtedness incurred under Section 4.04(b)(1) or any Guarantor Indebtedness; provided, however, that, in connection with any prepayment, repayment or purchase of Indebtedness pursuant to this Section 4.08(b)(1), the Borrower or such Restricted Subsidiary will retire such Indebtedness and will cause the related commitment (if any) (except in the case of any revolving Indebtedness) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid, purchased or redeemed; (ii) unless included in Section 4.08(b)(1)(i), to prepay, repay, purchase or redeem any Pari Passu Indebtedness of the Borrower or any Guarantor, at a price of no more than 100% of the principal amount of such Pari Passu Indebtedness plus accrued and unpaid interest to the date of such prepayment, repayment, purchase or redemption, provided that the Borrower or such Guarantor, as applicable, shall prepay, redeem, repay or repurchase Pari Passu Indebtedness that is Public Debt pursuant to this clause (ii) only if the Borrower delivers a notice of prepayment with respect to the Pari Ratable Share of the Term Loans in accordance with Section 2.13(a)(ii) within the time period specified by this Section 4.08(b)(1) and thereafter complies with its obligations under Section 2.13(a)(iii); (iii) to prepay, repay, purchase or redeem any Indebtedness of a Restricted Subsidiary that is not a Guarantor or any Indebtedness that is secured on assets which do not constitute Collateral (in each case, other than Subordinated Indebtedness of the Borrower or a Guarantor or Indebtedness owed to the Borrower or any Restricted Subsidiary); or (iv) to prepay the Loans in full pursuant to Section 2.12;

(2)                                 to the extent the Borrower or such Restricted Subsidiary elects, to invest in or purchase or commit to invest in or purchase Additional Assets (including by means of an investment in Additional Assets by a Restricted Subsidiary with Net Available Cash received by the Borrower or another Restricted Subsidiary) within 365 days from the later of (i) the date of such Asset Disposition and (ii) the receipt of such Net Available Cash; provided, however, that any such reinvestment in Additional Assets made pursuant to a definitive binding agreement or a commitment approved by the Board of Directors of the Borrower that is executed or approved within such time will satisfy this requirement, so long as such investment or commitment to invest is consummated within 180 days of such 365th day;

(3)                                 to make a capital expenditure within 365 days from the later of (A) the date of such Asset Disposition and (B) the receipt of such Net Available Cash; provided, however, that any such capital expenditure made pursuant to a definitive binding agreement or a commitment approved by the Board of Directors of the Borrower that is executed or approved within such time will satisfy this requirement, so long as such investment is consummated within 180 days of such 365th day; or

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(4)                                 any combination of clauses (1) – (3) of Section 4.08(b) ~~above~~,

provided that, pending the final application of any such Net Available Cash in accordance with clauses (1), (2), (3) or (4) of Section 4.08(b), the Borrower and the Restricted Subsidiaries may temporarily reduce Indebtedness or otherwise invest such Net Available Cash in any manner not prohibited by this Agreement.

(c)                                  For the purposes of Section 4.08(a)(2), the following will be deemed to be cash:

(1)                                 the assumption by the transferee (or other extinguishment in connection with the transactions relating to such Asset Dispositions) of Indebtedness and any other liabilities (as recorded on the balance sheet of the Borrower or any Restricted Subsidiary or in the footnotes thereto, or if incurred or accrued subsequent to the date of such balance sheet, such liabilities that would have been reflected on the Borrower’s or such Restricted Subsidiary’s balance sheet or in the footnotes thereof if such incurrence or accrual had taken place on or prior to the date of such balance sheet, as determined in good faith by the Borrower) of the Borrower or any Restricted Subsidiary (other than Subordinated Indebtedness of the Borrower or a Guarantor) and the release of the Borrower or such Restricted Subsidiary from all liability on such Indebtedness in connection with such Asset Disposition;

(2)                                 securities, notes or other obligations received by the Borrower or any Restricted Subsidiary from the transferee that are converted by the Borrower or such Restricted Subsidiary into cash or Cash Equivalents within 180 days following the closing of such Asset Disposition;

(3)                                 Indebtedness of any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Asset Disposition, to the extent that the Borrower and each other Restricted Subsidiary (as applicable) are released from any Guarantee of payment of such Indebtedness in connection with such Asset Disposition;

(4)                                 consideration consisting of Indebtedness of the Borrower or a Guarantor (other than Subordinated Indebtedness) received after the Issue Date from Persons who are not the Borrower or any Restricted Subsidiary; and

(5)                                 any Designated Non-Cash Consideration received by the Borrower or any Restricted Subsidiary in such Asset Dispositions having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this Section 4.08 that is at that time outstanding, not to exceed (at the time of the receipt of such Designated Non-Cash Consideration, or, at the Borrower’s option, at the time of contractually agreeing to such Asset Disposition) the greater of $~~110~~240 million and ~~5~~10% of L2QA Pro Forma EBITDA (with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value).

Section 4.09.  Limitation on Affiliate Transactions

(a)                                 The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or conduct any transaction or series of related transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any

23

Affiliate of the Borrower (any such transaction or series of related transactions being “Affiliate Transactions”) involving aggregate value in excess of $50 million unless:

(1)                                 the terms of such Affiliate Transaction taken as a whole are not materially less favorable to the Borrower or such Restricted Subsidiary, as the case may be, than those that could be obtained in a comparable transaction at the time of such transaction or the execution of the agreement providing for such transaction in arm’s-length dealings with a Person who is not such an Affiliate~~; and~~, or, if there are no comparable transactions involving non-Affiliates to apply for comparative purposes, the transaction is otherwise on terms that, taken as a whole, the Borrower has conclusively determined in good faith to be fair to the Borrower or such Restricted Subsidiary; and

(2)                                 in the event such Affiliate Transaction involves an aggregate value in excess of $100 million, the terms of such transaction or series of related transactions have been approved by a resolution of the majority of the members of the Board of Directors of the Borrower resolving that such transaction complies with Section 4.09(a)(1)~~; provided that an~~.  An Affiliate Transaction shall be deemed to have satisfied the requirements set forth in this Section 4.09(a)(2) if either (x) such Affiliate Transaction is approved by a majority of the Disinterested Directors~~.  If there are no Disinterested Directors, any Affiliate Transaction shall also be deemed to have satisfied the requirements set forth in this Section 4.09 if the~~ or (y) the Borrower or any of its Restricted Subsidiaries, as the case may be, delivers to the Administrative Agent a letter from an Independent Financial Advisor stating that such transaction is fair to the Borrower or such Restricted Subsidiary from a financial point of view or stating that the terms are not materially less favorable to the Borrower or its relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Borrower or such Restricted Subsidiary with an unrelated Person on arm’s length basis.

(b)                                 The provisions of Section 4.09(a) will not apply to:

(1)                                 any Restricted Payment permitted to be made pursuant to Section 4.05, any Permitted Payments (other than pursuant to Section 4.05(b)(9)(b) or any Permitted Investment (other than as defined in sub-clauses (a)(~~b~~ii) or (b) of the definition of Permitted Investments);

(2)                                 any issuance or sale of Capital Stock, options, other equity-related interests or other securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, or entering into, or maintenance of, any employment, consulting, collective bargaining or benefit plan, program, agreement or arrangement, related trust or other similar agreement and other compensation arrangements, options, warrants or other rights to purchase Capital Stock of the Borrower, any Restricted Subsidiary or any Parent, restricted stock plans, long-term incentive plans, stock appreciation rights plans, participation plans or similar employee benefits or consultants’ plans (including valuation, health, insurance, deferred compensation, severance, retirement, savings or similar plans, programs or arrangements) or indemnities provided on behalf of officers, employees, directors or consultants approved by the Board of Directors of the Borrower, in each case in the ordinary course of business;

(3)                                 any Management Advances and any waiver or transaction with respect thereto;

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(4)                                 any transaction between or among the Borrower and any Restricted Subsidiary (or entity that becomes a Restricted Subsidiary as a result of such transaction), or between or among the Borrower, Restricted Subsidiaries or any Receivables Subsidiary;

(5)                                 the payment of reasonable fees and reimbursement of expenses to, and customary indemnities and employee benefit and pension expenses provided on behalf of, directors, officers, consultants or employees of the Borrower, any Restricted Subsidiary or any CVC Parent (whether directly or indirectly and including through any Person owned or controlled by any of such directors, officers or employees);

(6)                                 the Existing Transactions, the Transactions, any Permitted Reorganization and the entry into and performance of obligations of the Borrower or any of its Restricted Subsidiaries under the terms of any transaction arising out of, and any payments pursuant to or for purposes of funding, any agreement or instrument in effect as of or on the ~~Closing~~Issue Date ~~(including without limitation, the Newsday Loan)~~, as these agreements and instruments may be amended, modified, supplemented, extended, renewed or refinanced from time to time (including, without limitation, to add additional Persons in connection with any such Person becoming a Restricted Subsidiary) in accordance with the other terms of this Section 4.09 or to the extent not more disadvantageous to the Lenders in any material respect and the entry into and performance of any registration rights or other listing agreement in connection with any Public Offering;

(7)                                 execution, delivery and performance of any Tax Sharing Agreement or the formation and maintenance of any consolidated group for tax, accounting or management purposes in the ordinary course of business;

(8)                                 transactions with customers, clients, suppliers or purchasers or sellers of goods or services and Associates, in each case in the ordinary course of business (including, without limitation, pursuant to joint venture arrangements), which are fair to the Borrower or the relevant Restricted Subsidiary in the reasonable determination of the Board of Directors or an officer of the Borrower or the relevant Restricted Subsidiary, or are on terms no less favorable than those that could reasonably have been obtained at such time from an unaffiliated party;

(9)                                 any transaction in the ordinary course of business between or among the Borrower or any Restricted Subsidiary and any Affiliate of the Borrower or an Associate or similar entity (in each case, other than an Unrestricted Subsidiary) that would constitute an Affiliate Transaction solely because the Borrower or a Restricted Subsidiary or any Affiliate of the Borrower or a Restricted Subsidiary or any Affiliate of any Permitted Holder owns an equity interest in or otherwise controls such Affiliate, Associate or similar entity;

(10)                          (a) issuances or sales of Capital Stock (other than Disqualified Stock or Designated Preference Shares) of the Borrower or options, warrants or other rights to acquire such Capital Stock or Subordinated Shareholder Funding; provided that the interest rate and other financial terms of such Subordinated Shareholder Funding are approved by a majority of the members of the Board of Directors of the Borrower in their reasonable determination and (b) any amendment, waiver or other transaction with respect to any Subordinated Shareholder Funding in compliance with the other provisions of this Agreement, the Intercreditor Agreement or any Additional Intercreditor Agreement, as applicable;

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(11)                          without duplication in respect of payments made pursuant to the definition of Parent Expenses, (a) payments by the Borrower or any Restricted Subsidiary to any Permitted Holder (whether directly or indirectly, including through any Parent) of annual management, consulting, monitoring or advisory fees and related expenses in an aggregate amount not to exceed an amount equal to the greater of $~~20~~36 million or 1.5% of L2QA Pro Forma EBITDA ~~and~~, (b) customary payments by the Borrower or any Restricted Subsidiary to any Permitted Holder (whether directly or indirectly, including through any Parent) for financial advisory, financing, underwriting or placement services or in respect of other investment banking activities, including in connection with acquisitions or divestitures, which payments in respect of this Section 4.09(b)(11) are approved by a majority of the Board of Directors of the Borrower in good faith; and (c) payments of all fees and expenses related to the Existing Transactions, the Transactions and any Permitted Reorganization;

(12)                          any transaction effected as part of a Qualified Receivables Financing, and other Investments in Receivables Subsidiaries consisting of cash or Securitization Assets;

(13)                          any participation in a rights offer or public tender or exchange offers for securities or debt instruments issued by the Borrower or any of its Subsidiaries that are conducted on arm’s length terms and provide for the same price or exchange ratio, as the case may be, to all holders accepting such rights, tender or exchange offer~~.~~;

(14)                          transactions between the Borrower or any Restricted Subsidiary and any other Person that would constitute an Affiliate Transaction solely because a director of such other Person is also a director of the Borrower or any Parent; provided, however, that such director abstains from voting as a director of the Borrower or such Parent, as the case may be, on any matter including such other Person; ~~and~~

(15)                          payments to and from, and transactions with, any joint ventures entered into in the ordinary course of business or consistent with past practices (including, without limitation, any cash management activities related thereto)~~.~~; and

(16)                          commercial contracts (including franchising agreements, business services related agreements or other similar arrangements) between an Affiliate of the Borrower and the Borrower or any Restricted Subsidiary that are on arm’s length terms or on a basis that senior management of the Borrower reasonably believes allocates costs fairly.

Section 4.10.  Reports

(a)                                 The Borrower will provide to the Administrative Agent the following reports:

(1)                                 within 120 days after the end of the Borrower’s (or, if the Borrower elects to satisfy its obligation under this Section 4.10(a)(1) by delivering the annual reports of ~~the Target~~Cablevision in accordance with the second succeeding paragraph of this Section 4.10(a), of ~~the Target~~Cablevision’s) fiscal year beginning with the fiscal year ending December 31, ~~2015~~2016, annual reports containing, to the extent applicable, and (subject to the next succeeding paragraph) in a level of detail that is comparable in all material respects to the Form 10-K of ~~the Target~~Cablevision for the year ended December 31, ~~2014~~2015, the following information:  (a) audited consolidated balance sheet of the Borrower as of the end of the most recent fiscal year

26

(and comparative information as of the end of the prior fiscal year) and audited consolidated income statements and statements of cash flow of the Borrower for the most recent fiscal year (and comparative information as of the end of the prior fiscal year) including complete footnotes to such financial statements and the report of the independent auditors on the financial statements; (b) unaudited pro forma income statement information and balance sheet information of the Borrower (which, for the avoidance of doubt, shall not include the provision of a full income statement or balance sheet to the extent not reasonably available), together with explanatory footnotes, for (i) any acquisition or disposition by the Borrower or a Restricted Subsidiary that, individually or in the aggregate when considered with all other acquisitions or dispositions that have occurred since the beginning of the most recently completed fiscal year as to which such annual report relates, represent greater than 20% of the consolidated revenues, EBITDA and/or adjusted operating cash flow, or assets of the Borrower on a pro forma consolidated basis or (ii) recapitalizations by the Borrower or a Restricted Subsidiary, in each case, that have occurred during the most recently completed fiscal year as to which such annual report relates (unless such pro forma information has been provided in a prior report pursuant to Section 4.10(a)(2) or Section 4.10(a)(3)); provided that such pro forma financial information will be provided only to the extent available without unreasonable expense, and in the case pro forma financial information is not provided, the Borrower will provide, in the case of a material acquisition, financial statements of the acquired company for the most recent fiscal year, and in the case of a material disposition, financial statements of the business or assets comprising the disposition perimeter for the most recent fiscal year which, in each case, may be unaudited; (c) an operating and financial review of the audited financial statements, including a discussion of the results of operations, financial condition, and liquidity and capital resources of the Borrower, and a discussion of material commitments and contingencies and critical accounting policies; (d) description of the business, management and shareholders of the Borrower, all material affiliate transactions and a description of all material contractual arrangements, including material debt instruments; and (e) a description of material risk factors and material recent developments (to the extent not previously reported pursuant to Section 4.10(a)(2) or Section 4.10(a)(3) below);

(2)                                 within 60 days following the end of the first three fiscal quarters in each fiscal year of the Borrower (or, if the Borrower elects to satisfy its obligation under this Section 4.10(a)(2) by delivering the quarterly reports of ~~the Target~~Cablevision in accordance with the second succeeding paragraph of this Section 4.10(a), of ~~the Target~~Cablevision) beginning with the fiscal quarter ending September 30, ~~2015 (provided that, if the Closing Date occurs in any such fiscal quarter, the foregoing reference to 60 days shall be deemed to be 90 days for such fiscal quarter)~~2016, all quarterly reports of the Borrower containing the following information in a level of detail comparable in all material respects to the Form 10 Q of the ~~Target~~quarterly report of Cablevision for the three months ended June 30, ~~2015~~2016:  (a) an unaudited condensed consolidated balance sheet as of the end of such quarter and unaudited condensed consolidated statements of income and cash flow for the most recent quarter year-to-date period ending on the date of the unaudited condensed balance sheet, and the comparable prior year periods, together with condensed footnote disclosure; (b) unaudited pro forma income statement information and balance sheet information (which, for the avoidance of doubt, shall not include the provision of a full income statement or balance sheet to the extent not reasonably available), together with explanatory footnotes, for any acquisition or disposition by the Borrower or a Restricted Subsidiary that, individually or in the aggregate when considered with all other acquisitions or dispositions that have occurred since the beginning of the relevant quarter,

27

represent greater than 20% of the consolidated revenues, EBITDA and/or adjusted operating cash flow, or assets of the Borrower on a pro forma consolidated basis (unless such pro forma information has been provided in a prior report pursuant to Section 4.10(a)(3)); provided that such pro forma financial information will be provided only to the extent available without unreasonable expense and in the case pro forma financial information is not provided, the Borrower will provide, in the case of a material acquisition, financial statements of the acquired company for the most recent fiscal year, and in the case of a material disposition, financial statements of the business or assets comprising the disposition perimeter for the most recent fiscal year which, in each case, may be unaudited; (c) a summary operating and financial review of the unaudited financial statements, including a discussion of revenues, EBITDA and/or adjusted operating cash flow, capital expenditures, operating cash flow and material changes in liquidity and capital resources, and a discussion of material changes not in the ordinary course of business in commitments and contingencies since the most recent report; and (d) material recent developments (to the extent not previously reported pursuant to Section 4.10(a)(3) ~~below~~); and

(3)                                 promptly after the occurrence of such event, information with respect to (a) any change in the independent public accountants of the Borrower, (b) any material acquisition, disposal, merger or similar transaction or (c) any development determined by an Officer of the Borrower to be material to the business of the Borrower and its Restricted Subsidiaries (taken as a whole).

For the avoidance of doubt, in no event will any reports provided pursuant to this Section 4.10(a):

(1)                                 be required to comply with:

(a)                                 Section 302, Section 404 or Section 906 of the Sarbanes-Oxley Act of 2002, or related Items 307 and 308 of Regulation S-K under the Securities Act (“Regulation S-K”);

(b)                                 Rule 3-10 of Regulation S-X under the Securities Act (“Regulation S-X”) or contain separate financial statements for the Borrower, the Guarantors or other Subsidiaries the shares of which may be pledged to secure the Obligations that would be required under Section 3-16 of Regulation S-X;

(c)                                  Rule 11-01 of Regulation S-X, give pro forma effect to the Transactions, or contain all purchase accounting adjustments relating to the Transactions;

(d)                                 Regulation G under the Exchange Act or Item 10(e) of Regulation S-K with respect to any non-GAAP financial measures contained therein; or

(2)                                 be required to include trade secrets and other confidential information that is competitively sensitive in the good faith and reasonable determination of the Borrower.

Notwithstanding the foregoing, ~~(i)~~ the Borrower may satisfy its obligations under ~~Sections 4.10(a)~~clauses (1), (2) and (3) of Section 4.10(a) by delivering the corresponding annual and quarterly reports of ~~the Target~~Cablevision; provided that to the extent that the Borrower is not the reporting entity and material differences exist between the management, business, assets,

28

shareholding or results of operations or financial condition of the Borrower and ~~the Target~~Cablevision, the annual and quarterly reports shall give a reasonably detailed description of such differences or shall include the consolidated balance sheet, income statements and cash flow statement of the Borrower and its Subsidiaries~~; and (ii) to the extent any financial statement or information is required to be delivered prior to the Closing Date, the Merger Sub may satisfy its obligations under Sections 4.10(a)(1), (2) Target Opco or the Target~~.  The Borrower will be deemed to have furnished the reports referred to in ~~Sections 4.10(a)~~clauses (1), (2) and (3) of Section 4.10(a) if the Borrower or a CVC Parent has filed reports containing such information with the SEC or posted such reports on its website.

(b)                                 All financial statement information shall be prepared in accordance with GAAP as in effect on the date of such report or financial statement (or otherwise on the basis of GAAP as then in effect) and on a consistent basis for the periods presented; provided, however, that the reports set forth in ~~Sections 4.10(a)~~clauses (1), (2) and (3) of Section 4.10(a) may in the event of a change in GAAP, present earlier periods on a basis that applied to such periods.  Except as provided in Section 4.10(c), no report need include separate financial statements for the Borrower or Subsidiaries of the Borrower or any disclosure with respect to the results of operations or any other financial or statistical disclosure not of a type included in the New Senior Guaranteed Notes Offering Memorandum and, subject to the Borrower’s election to apply IFRS, in no event shall IFRS information or reconciliation to IFRS be required.

(c)                                  At any time if any Subsidiary of the Borrower is an Unrestricted Subsidiary and any such Unrestricted Subsidiary or group of Unrestricted Subsidiaries, if taken together as one Subsidiary, constitutes a Significant Subsidiary, then the quarterly and annual financial information required by Section 4.10(a) will include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, of the financial condition and results of operations of the Borrower and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Borrower; provided that with respect to the ~~Closing~~Issue Date Unrestricted Subsidiaries, the requirements of this Section 4.10(c) shall be satisfied by the inclusion of information relating to the ~~Closing~~Issue Date Unrestricted Subsidiaries substantially similar to that provided in, or included by reference in, the New Senior Guaranteed Notes Offering Memorandum.

(d)                                 Substantially concurrently with the issuance to the Administrative Agent of the reports specified in ~~Sections 4.10(a)~~clauses (1), (2) and (3) of Section 4.10(a), the Borrower shall also (a) use its commercially reasonable efforts (i) to post copies of such reports on such website as may be then maintained by the Borrower and its Subsidiaries or (ii) otherwise to provide substantially comparable public availability of such reports (as determined by the Borrower in good faith) or (b) to the extent the Borrower determines in good faith that such reports cannot be made available in the manner described in the preceding clause (a) owing to applicable law or after the use of its commercially reasonable efforts, furnish such reports to the Lenders and, upon their request, prospective Lenders.

(e)                                  No later than 5 Business Days after each delivery of financial statements of Borrower pursuant to Sections 4.10(a)(1) and (2), the Borrower will provide to the Administrative Agent a duly executed and completed Compliance Certificate.

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Section 4.11. [Reserved]

Section 4.12.  Impairment of Security Interests

(a)                                 The Borrower shall not, and shall not permit any Restricted Subsidiary to, take or omit to take any action that would have the result of materially impairing the security interest with respect to the Collateral (it being understood that the Incurrence of Permitted Collateral Liens, subject to the proviso in Section 4.12(b), shall under no circumstances be deemed to materially impair the security interest with respect to the Collateral) for the benefit of the Secured Parties, and the Borrower shall not, and shall not permit any Restricted Subsidiary to, grant to any Person other than the Security Agent (or its delegate), for the benefit of the Secured Parties, any Lien over any of the Collateral; provided, that, subject to the proviso in the second sentence of Section 4.12(b), (x) the Borrower, the Parent Guarantor and the Restricted Subsidiaries may Incur Permitted Collateral Liens, (y) the Security Documents and the Collateral may be discharged, amended, extended, renewed, restated, supplemented, released, modified or replaced in accordance with this Agreement, the Intercreditor Agreement, any Additional Intercreditor Agreement or the applicable Security Documents and (z) the Borrower and its Restricted Subsidiaries may consummate any other transaction permitted under Article V hereunder.

(b)                                 Notwithstanding Section 4.12(a), nothing in this Section 4.12 shall restrict the discharge and release of any Lien over Collateral in accordance with this Agreement, the Security Documents, Intercreditor Agreement or any Additional Intercreditor Agreement.  Subject to the foregoing, the Security Documents may be amended, extended, renewed, restated, supplemented or otherwise modified or released (followed by an immediate retaking of a Lien of at least equivalent ranking over the same assets) to (i) cure any ambiguity, omission, defect or inconsistency therein; (ii) provide for Permitted Collateral Liens; (iii) make any change reasonably necessary or desirable in the good faith determination of the Borrower in order to implement transactions permitted under Article V of this Annex I; (iv) add to the Collateral; (v) provide for the release of any Lien on any properties or assets constituting Collateral from the Lien of the Security Documents; provided that such release is followed by the substantially concurrent re-taking of a Lien of at least equivalent priority over the same properties and assets securing the Obligations or any Loan Guarantee or (vi) make any other change thereto that does not adversely affect the Secured Parties in any material respect; provided, however, that, contemporaneously with any such action in clauses (ii), (iii), (iv), (v) and (vi) of this Section 4.12(b), the Borrower delivers to the Administrative Agent, either (1) a solvency opinion, in form and substance reasonably satisfactory to the Administrative Agent, from an independent financial advisor or appraiser or investment bank of international standing which confirms the solvency of the Borrower and its Subsidiaries, taken as a whole, after giving effect to any transactions related to such amendment, extension, renewal, restatement, supplement, modification or replacement, (2) a certificate from the chief financial officer or the Board of Directors of the relevant Person which confirms the solvency of the Person granting the Lien, after giving effect to any transactions related to such amendment, extension, renewal, restatement, supplement, modification or replacement, or (3) an opinion of counsel (subject to any qualifications customary for this type of opinion of counsel), in form and substance reasonably satisfactory to the Administrative Agent, confirming that, after giving effect to any transactions related to such amendment, extension, renewal, restatement, supplement, modification or replacement, the Lien or Liens created under the Security Documents so

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amended, extended, renewed, restated, supplemented, modified or replaced are valid Liens not otherwise subject to any limitation, imperfection or new hardening period, in equity or at law, that such Lien or Liens were not otherwise subject to immediately prior to such amendment, extension, renewal, restatement, supplement, modification or replacement.

(c)                                  In the event that the Borrower and the Restricted Subsidiaries comply with the requirements of this Section 4.12, the Administrative Agent and the Security Agent shall (subject to customary protections and indemnifications) consent to such amendments without the need for instructions from the Secured Parties.

Section 4.13.  Additional Intercreditor Agreements

(a)                                 At the request of the Borrower, in connection with the Incurrence by the Borrower or a Restricted Subsidiary of any Indebtedness that is permitted to share the Collateral pursuant to the definition of Permitted Collateral Liens, the Borrower or a Restricted Subsidiary, the Administrative Agent and the Security Agent shall enter into with the holders of such Indebtedness (or their duly authorized Representatives) an intercreditor agreement (an “Additional Intercreditor Agreement”) or a restatement, amendment or other modification of the existing Intercreditor Agreement on substantially the same terms as the Intercreditor Agreement (or terms not materially less favorable to the Lenders), including containing substantially the same terms with respect to release of Loan Guarantees and priority and release of the Liens over Collateral (or terms not materially less favorable to the Lenders); provided that such Additional Intercreditor Agreement will not impose any personal obligations on the Administrative Agent or Security Agent or, in the opinion of the Administrative Agent or Security Agent, as applicable, adversely affect the rights, duties, liabilities or immunities of the Administrative Agent or Security Agent under this Agreement or the Intercreditor Agreement.  For the avoidance of doubt, subject to the first sentence of this Section 4.13(a) and Section 4.13(b), any such Additional Intercreditor Agreement may provide for pari passu or subordinated security interests in respect of any such Indebtedness (to the extent such Indebtedness is permitted to share the Collateral pursuant to the definition of Permitted Collateral Lien).

(b)                                 At the direction of the Borrower and without the consent of Secured Parties, the Administrative Agent and the Security Agent shall from time to time enter into one or more amendments to any Intercreditor Agreement or Additional Intercreditor Agreement to:  (1) cure any ambiguity, omission, defect or inconsistency of any such agreement, (2) increase the amount or types of Indebtedness covered by any such agreement that may be Incurred by the Borrower or a Guarantor that is subject to any such agreement (including with respect to any Intercreditor Agreement or Additional Intercreditor Agreement, the addition of provisions relating to new Indebtedness ranking junior in right of payment to the Obligations), (3) add Restricted Subsidiaries to the Intercreditor Agreement or an Additional Intercreditor Agreement, (4) further secure the Obligations, (5) make provision for equal and ratable pledges of the Collateral to secure any Incremental Loans, (6) implement any Permitted Collateral Liens, (7) amend the Intercreditor Agreement or any Additional Intercreditor Agreement in accordance with the terms thereof; (8) make any change reasonably necessary, in the good faith determination of the Borrower in order to implement any transaction that is subject to Article V of this Annex I; or (9) implement any transaction in connection with the renewal extension, refinancing, replacement or increase of the Indebtedness that is not prohibited by this Agreement or make any other change

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to any such agreement that does not adversely affect the Lenders in any material respect; provided that no such changes shall be permitted to the extent they affect the ranking of any Obligation or Loan Guarantee, enforcement of Liens over the Collateral, the application of proceeds from the enforcement of Collateral or the release of any Loan Guarantees or Lien over Collateral in a manner than would adversely affect the rights of the Lenders in any material respect except as otherwise permitted by this Agreement, the Security Documents the Intercreditor Agreement or any Additional Intercreditor Agreement immediately prior to such change.  The Borrower shall not otherwise direct the Administrative Agent or the Security Agent to enter into any amendment to any Intercreditor Agreement without the consent of the Required Lenders, except as otherwise permitted under Section 9.08 of the Credit Agreement, and the Borrower may only direct the Administrative Agent and the Security Agent to enter into any amendment to the extent such amendment does not impose any personal obligations on the Administrative Agent or Security Agent or, in the opinion of the Administrative Agent or Security Agent, adversely affect their respective rights, duties, liabilities or immunities under this Agreement or the Intercreditor Agreement or any Additional Intercreditor Agreement.

(c)                                  In relation to any Intercreditor Agreement or Additional Intercreditor Agreement, at the request of the Borrower, the Administrative Agent (and Security Agent, if applicable) shall consent on behalf of the Lenders to the payment, repayment, purchase, repurchase, defeasance, acquisition, retirement or redemption of any obligations subordinated to the Loans thereby; provided, however, that such transaction would comply with Section 4.05 hereof.

(d)                                 Each Lender shall be deemed to have agreed to and accepted the terms and conditions of the Intercreditor Agreement or any Additional Intercreditor Agreement (whether then entered into or entered into in the future pursuant to the provisions described herein), and to have directed the Administrative Agent and the Security Agent to enter into the Intercreditor Agreement and any such Additional Intercreditor Agreement.

Section 4.14.  Lines of Business

The Borrower will not, and will not permit any of its Restricted Subsidiaries to, engage in any business other than a Similar Business, except to such extent as would not be material to the Borrower and the Restricted Subsidiaries, taken as a whole.

Section 4.15.  ~~Permitted Transactions~~[Reserved]

~~Notwithstanding anything in this Agreement to the contrary, the Reorganization Transactions, and any transactions or actions in connection thereto shall be permitted.~~

Section 4.16.  Additional Guarantors

~~(a)                                 Following the Closing Date, the Borrower will not permit any of its Restricted Subsidiaries (other than a Guarantor) to Guarantee any Indebtedness of the Borrower or any Guarantor (other than Indebtedness Incurred under Section 4.04(b)(8)), unless such Restricted Subsidiary (other than an Excluded Subsidiary) is or becomes a Guarantor on the date on which such other Guarantee is Incurred and, if applicable, executes and delivers to the Administrative Agent a Joinder Agreement pursuant to which such Restricted Subsidiary will provide a Loan Guarantee, which Guarantee will be senior to or pari passu with such Restricted Subsidiary’s~~

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~~Guarantee of such other Indebtedness, together with opinions of counsel and other documents set forth in Section 5.14(iii)(x) and (y) of this Agreement.~~

(a)                                 [Reserved].

(b)                                 Loan Guarantees existing on or granted after the ~~Closing~~Issue Date pursuant to ~~this Section 4.16 or~~ Section 5.14 of ~~this~~the Credit Agreement shall be released as set forth in Section 12 of the Facility Guaranty.  Loan Guarantees existing on or granted after the ~~Closing~~Issue Date pursuant to ~~this Section-4.16(a) or~~ Section 5.14(i)(z) of ~~this~~the Credit Agreement may be released at the option of the Borrower, if at the date of such release, (i) the Indebtedness which required such Loan Guarantee has been released or discharged in full, (ii) no Event of Default would arise as a result of such release, and (iii) there is no other Indebtedness of such Guarantor outstanding that was Incurred after the ~~Closing~~Issue Date and that could not have been Incurred in compliance with this Agreement as of the date Incurred if such Guarantor were not a Guarantor as at that date.  Notwithstanding anything in this Agreement to the contrary, the Borrower may elect, in its sole discretion, to cause any Subsidiary that is not otherwise required to be a Guarantor to become a Guarantor and such Loan Guarantee may be released at any time in the Borrower’s sole discretion.  The Administrative Agent and the Security Agent (to the extent action is required by ~~it~~them) shall each take all necessary actions requested by the Borrower, including the granting of releases or waivers under the Intercreditor Agreement or any Additional Intercreditor Agreement, to effectuate any release of a Loan Guarantee in accordance with this Section 4.16(b), subject to customary protections and indemnifications.

(c)                                  Notwithstanding the foregoing, the Borrower shall not be obligated to cause an Excluded Subsidiary to provide a Loan Guarantee (for so long as such entity is an Excluded Subsidiary), nor to cause any Restricted Subsidiary to provide a Loan Guarantee to the extent and for so long as the Incurrence of such Guarantee could reasonably be expected to give rise to or result in:  (1) any violation of applicable law or regulation; (2) any liability for the officers, directors or (except in the case of a Restricted Subsidiary that is a partnership) shareholders of such Restricted Subsidiary (or, in the case of a Restricted Subsidiary that is a partnership, directors or shareholders of the partners of such partnership); (3) any cost, expense, liability or obligation (including with respect to any Taxes) other than reasonable out-of-pocket expenses and other than reasonable expenses incurred in connection with any governmental or regulatory filings required as a result of, or any measures pursuant to this Section 4.16(~~b~~c)(~~i~~1) undertaken in connection with, such Guarantee, which in any case under any of ~~Sections 4.16(c)~~clauses (1), (2) and (3) of Section 4.16(c) cannot be avoided through measures reasonably available to the Borrower or such Restricted Subsidiary; or (4) such Restricted Subsidiary is prohibited from Incurring such Guarantee by the terms of any Indebtedness existing on the ~~Closing~~Issue Date of such Restricted Subsidiary that is not prepayable without a prepayment premium (in each case, other than Indebtedness Incurred to provide all or any portion of the funds utilized to consummate the transaction or series of related transactions pursuant to which such Person became a Restricted Subsidiary); provided that this Section 4.16(c)(4) applies only for so long as such prepayment premium applies to such Indebtedness.

Notwithstanding anything to the contrary, the Borrower will not permit ~~each of (i)~~ CSC TKR, LLC and its Subsidiaries ~~and (ii) Cablevision Lightpath, Inc.~~ to Incur any Indebtedness not in the ordinary course of business or Guarantee any Indebtedness unless such Subsidiary is or becomes

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a Guarantor and Pledgor on the date on which the Guarantee is Incurred and, if applicable, executes and delivers (x) a Joinder Agreement pursuant to which such Restricted Subsidiary will provide a Loan Guarantee, which Guarantee will be senior to or pari passu with such Subsidiary’s Guarantee of such other Indebtedness, and (y) a Pledge Supplement.

Section 4.17.  ~~Completion of the Transactions~~[Reserved]

~~The Borrower shall cause the Acquisition to be consummated promptly upon the release of the Escrowed Property following delivery by the Borrower to the Escrow Agent of a release officer’s certificate under the Loan Escrow Agreement.~~

Section 4.18.  Limitation on Transfer of Assets by Restricted Subsidiaries

The Borrower shall cause its Restricted Subsidiaries not to transfer to the Borrower any material assets used or useful in the core line of business other than cash, other current assets (including Cash Equivalents) and Investments.

ARTICLE V

Section 5.01.  Merger and Consolidation of the Borrower

(a)                                 ~~Subject to Section 4.15 of this Annex I, the~~The Borrower will not consolidate with or merge with or into, or assign, convey, transfer, lease or otherwise dispose all or substantially all its assets as an entirety or substantially as an entirety, in one transaction or a series of related transactions to, any Person, unless:

(1)                                 the resulting, surviving or transferee Person (the “Successor Company”) (if not the Borrower) will be a Person organized and existing under the laws of ~~Luxembourg, the Netherlands, or the United States of America, any State of the United States or the District of Columbia~~ a Primary Jurisdiction, or, to the extent such merger would not result in materially adverse tax, regulatory or legal consequences to the Lenders (as determined by the Administrative Agent in its reasonable discretion), a Secondary Jurisdiction and the Successor Company (if not the Borrower) will expressly assume~~,~~ by way of a joinder, executed and delivered to the Administrative Agent, in form reasonably satisfactory to the Administrative Agent, all the obligations of the Borrower, under this Agreement ~~and~~, the Intercreditor Agreement and the Security Documents (or, subject to Section 4.12 provided a Lien of at least equivalent ranking over the same assets), as applicable;

(2)                                 immediately after giving effect to such transaction (and treating any Indebtedness that becomes an obligation of the Successor Company or any Subsidiary of the Successor Company as a result of such transaction as having been Incurred by the Successor Company or such Subsidiary at the time of such transaction), no Default or Event of Default shall have occurred and be continuing;

(3)                                 immediately after giving pro forma effect to such transaction and any related financing transactions, as if such transactions had occurred at the beginning of the applicable two consecutive fiscal quarter period, either (a) the Borrower or the Successor Company would have been able to Incur at least $1.00 of additional Indebtedness pursuant to Section 4.04(a); or (b) the

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Consolidated Net Leverage Ratio would not be greater than it was immediately prior to giving effect to such transaction; and

(4)                                 the Borrower shall have delivered to the Administrative Agent an Officer’s Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger or transfer and such joinder (if any) comply with the terms of this Agreement and an Opinion of Counsel to the effect that such joinder (if any) has been duly authori~~s~~zed, executed and delivered and is a legal, valid and binding agreement enforceable against the Successor Company (in each case, in form and substance reasonably satisfactory to the Administrative Agent); provided that in giving an Opinion of Counsel, counsel may rely on an Officer’s Certificate as to any matters of fact.

(b)                                 ~~For~~Subject to Section 5.01(e), for purposes of this Section 5.01, the sale, lease, conveyance, assignment, transfer, or other disposition of all or substantially all of the properties and assets of one or more Subsidiaries of the Borrower, which properties and assets, if held by the Borrower instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Borrower on a consolidated basis, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Borrower.

(c)                                  The Successor Company will succeed to, and be substituted for, and may exercise every right and power of, the Borrower under this Agreement but in the case of a lease of all or substantially all its assets, the predecessor company will not be released from its obligations under this Agreement.

(d)                                 Notwithstanding Section 5.01(a)(2) and Section 5.01(a)(3) (which do not apply to transactions referred to in this sentence) and Section 5.01(a)(4) (which does not apply to transactions referred to in this sentence in which the Borrower is the Successor Company), (a) any Restricted Subsidiary may consolidate or otherwise combine with, merge into or transfer all or part of its properties and assets to the Borrower ~~and~~, (b) any Restricted Subsidiary that is not a Guarantor may consolidate or otherwise combine with, merge into or transfer all or part of its properties and assets to any other Restricted Subsidiary or the Borrower and (c) the Borrower and the Restricted Subsidiaries may effect any Permitted Reorganization.  Notwithstanding Section 5.02(a)(3) (which does not apply to the transactions referred to in this sentence), the Borrower may consolidate or otherwise combine with or merge into an Affiliate incorporated or organized for the purpose of changing the legal domicile of the Borrower, reincorporating the Borrower in another jurisdiction or changing the legal form of the Borrower.

(e)                                  The foregoing provisions (other than the requirements of Section 5.01(a)(2)) shall not apply to ~~(i)~~ the creation of a new Subsidiary as a Restricted Subsidiary ~~or (ii) the Reorganization Transactions~~.

Section 5.02.  Merger and Consolidation of the Subsidiary Guarantors

(a)                                 None of the Guarantors (other than a Guarantor whose Loan Guarantee is to be released in accordance with the terms of this Agreement or the Intercreditor Agreement) may:

(1)                                 consolidate with or merge with or into any Person (whether or not such Guarantor is the surviving Person);

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(2)                                 sell, assign, convey, transfer, lease or otherwise dispose of, all or substantially all its assets as an entirety or substantially as an entirety, in one transaction or a series of related transactions, to any Person; or

(3)                                 permit any Person to merge with or into it,

unless:

the other Person is the Borrower or a Restricted Subsidiary that is a Guarantor or becomes a Guarantor as a result of such transaction; or

(1) either (x) a Guarantor is the surviving Person or (y) the resulting, surviving or transferee Person expressly assumes all of the obligations of the Guarantor under its Loan Guarantee and this Agreement (pursuant to a Joinder Agreement) and all obligations of the Guarantor under the Intercreditor Agreement and the Security Documents, as applicable; and (2) immediately after giving effect to the transaction, no Default or Event of Default shall have occurred and is continuing; or

the transaction constitutes a sale or other disposition (including by way of consolidation or merger) of a Guarantor or the sale or disposition of all or substantially all the assets of a Guarantor (in each case other than to the Borrower or a Restricted Subsidiary) otherwise permitted by this Agreement and the proceeds therefrom are applied as required by this Agreement~~.~~; or

the transaction constitutes a Permitted Reorganization.

(b)                                 Notwithstanding Section 5.02(a)(3)(b)(2) (which does not apply to transactions referred to in this sentence), (a) any Restricted Subsidiary may consolidate or otherwise combine with, merge into or transfer all or part of its properties and assets to a Guarantor and (b) any Guarantor may consolidate or otherwise combine with, merge into or transfer all or part of its properties and assets to any other Guarantor or the Borrower.  Notwithstanding Section 5.02(a)(3)(b)(2) (which does not apply to the transactions referred to in this sub-section (b)), a Guarantor may consolidate or otherwise combine with or merge into an Affiliate incorporated or organized for the purpose of changing the legal domicile of the Guarantor, reincorporating the Guarantor in another jurisdiction, or changing the legal form of the Guarantor.

ANNEX II

ADDITIONAL DEFINITIONS

Save where specified to the contrary, references in this Annex II to sections of Articles IV or V are to those sections of Annex I.

“2023 Senior Notes” refers to the ~~Merger Sub’s~~ Borrower’s $1,800 million aggregate principal amount of U.S. dollar-denominated 10.125% senior notes due 2023, issued on the Original Notes Issue Date.

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“2025 Senior Notes” refers to the ~~Merger Sub’s~~ Borrower’s $2,000 million aggregate principal amount of U.S. dollar-denominated 10.875% senior notes due 2025, issued on the Original Notes Issue Date.

~~“2023 Senior Notes Escrow Account” means the escrow account where the gross proceeds of 2023 Senior Notes offering are to be deposited.~~

~~“2025 Senior Notes Escrow Account” means the escrow account where the gross proceeds of 2025 Senior Notes offering are to be deposited.~~

~~“2023 Senior Notes Escrow Agreement” means the escrow and security agreement with respect to the proceeds of the 2023 New Senior Notes dated as of the Issue Date among, inter alios, the Borrower and the Escrow Agent.~~

~~“2025 Senior Notes Escrow Agreement” means the escrow and security agreement with respect to the proceeds of the 2025 New Senior Notes dated as of the Issue Date among, inter alios, the Borrower and the Escrow Agent.~~

“Acquired Indebtedness” means Indebtedness (1) of a Person or any of its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary, (2) assumed in connection with the acquisition of assets from such Person, in each case whether or not Incurred by such Person in connection with such Person becoming a Restricted Subsidiary or such acquisition or (3) of a Person at the time such Person merges with or into or consolidates or otherwise combines with the Borrower or any Restricted Subsidiary.  Subject to Section 1.05 of the Credit Agreement, Acquired Indebtedness shall be deemed to have been Incurred, with respect to clause (1) of this definition, on the date such Person becomes a Restricted Subsidiary and, with respect to clause (2) of this definition, on the date of consummation of such acquisition of assets and, with respect to clause (3) of this definition, on the date of the relevant merger, consolidation or other combination.

“Additional Assets” means:

(a)                                 any property or assets (other than Indebtedness and Capital Stock) not classified as current assets under GAAP used or to be used by the Borrower or a Restricted Subsidiary or otherwise useful in a Similar Business (it being understood that capital expenditures on property or assets already used in a Similar Business or to replace any property or assets that are the subject of an Asset Disposition shall be deemed an investment in Additional Assets);

(b)                                 the Capital Stock of a Person that is engaged in a Similar Business and becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Borrower or a Restricted Subsidiary; or

(c)                                  Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary.

“Affiliate” of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person.  For the

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purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“AHYDO Catch Up Payment” means any payment on any Indebtedness that would be necessary to avoid such Indebtedness being characterized as an “applicable high yield discount obligation” under Section 163(i) of the Code.

“Altice” means Altice N.V., a public limited liability company incorporated under the laws of the Netherlands, and its successors.

“Asset Disposition” means, with respect to the Borrower and the Restricted Subsidiaries, any direct or indirect sale, lease (other than an operating lease entered into in the ordinary course of business), transfer, issuance or other disposition, or a series of related sales, leases (other than operating leases entered into in the ordinary course of business), transfers, issuances or dispositions that are part of a common plan, of shares of Capital Stock of a Subsidiary (other than directors’ qualifying shares), property or other assets (each referred to for the purposes of this definition as a “disposition”) by the Borrower or any of the Restricted Subsidiaries, including any disposition by means of a merger, consolidation or similar transaction; provided that the sale, lease, transfer, issuance or other disposition of all or substantially all of the assets of the Borrower (or any successor company) and its Restricted Subsidiaries taken as a whole will be governed by the provisions of Section 7.01(i) of the Credit Agreement and Article V of Annex I and not by the provisions of Section 4.08 of Annex I.  Notwithstanding the preceding provisions of this definition, the following items shall not be deemed to be Asset Dispositions:

(a)                                 a sale, lease, transfer, issuance or other disposition, or a series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, by a Restricted Subsidiary to the Borrower or by the Borrower or a Restricted Subsidiary to a Restricted Subsidiary;

(b)                                 a sale, lease, transfer, issuance or other disposition, or a series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, of cash, Cash Equivalents, Temporary Cash Investments or Investment Grade Securities;

(c)                                  a sale, lease, transfer, issuance or other disposition, or a series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, of inventory, consumer equipment, trading stock, communications capacity or other assets in the ordinary course of business;

(d)                                 a sale, lease, transfer, issuance or other disposition, or a series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, of obsolete, surplus or worn out equipment or other assets or equipment or other similar assets that are no longer useful in the conduct of the business (as determined in good faith by the Borrower) of the Borrower and its Restricted Subsidiaries;

(e)                                  transactions permitted under Article V of Annex I (other than as permitted under Section 5.02(a)(3)(c) or a transaction that constitutes a Change of Control;

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(f)                                   an issuance of Capital Stock by a Restricted Subsidiary to the Borrower or to another Restricted Subsidiary or as part of or pursuant to an equity incentive or compensation plan approved by the Board of Directors of the Borrower;

(g)                                  any sale, lease, transfer, issuance or other disposition, or any series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, of Capital Stock, properties or assets in a single transaction or series of related transactions with a fair market value (as determined in good faith by the Borrower) not to exceed the greater of $~~150~~200 million and ~~7~~10.0% of L2QA Pro Forma EBITDA;

(h)                                 (i) any Restricted Payment that is permitted to be made under Section 4.05, any transaction specifically excluded from the definition of Restricted Payment and the making of any Permitted Payment and Permitted Investment ~~or~~and (ii) solely for the purposes of Section 4.08(b), a disposition, the proceeds of which are used to make such Restricted Payments permitted to be made under Section 4.05, Permitted Payments or Permitted Investments;

(i)                                     the granting of Liens not prohibited by Section 4.06;

(j)                                    a sale, lease, transfer, issuance or other disposition, or a series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, of receivables or related assets in connection with the compromise, settlement or collection thereof in the ordinary course of business or in bankruptcy or similar proceedings and exclusive of factoring or similar arrangements;

(k)                                 the licensing or sublicensing of intellectual property or other general intangibles and licenses, sublicenses, leases, subleases of other property, in each case, in the ordinary course of business;

(l)                                     foreclosure, condemnation, eminent domain or any similar action with respect to any property or other assets;

(m)                             the sale or discount (with or without recourse, and on customary or commercially reasonable terms) of tax receivables and factoring accounts receivable or notes receivable arising in the ordinary course of business, or the conversion or exchange of accounts receivable for notes receivable;

(n)                                 sales, transfers or dispositions of receivables and related assets in connection with any Qualified Receivables Financing or any factoring transaction or in the ordinary course of business, and Investments in Receivables Subsidiaries consisting of cash or Securitization Assets;

(o)                                 any sale, lease, transfer, issuance or other disposition, or any series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, of Capital Stock, Indebtedness or other securities of an Unrestricted Subsidiary;

(p)                                 any sale, lease, transfer, issuance or other disposition, or any series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, of Capital

39

Stock of a Restricted Subsidiary pursuant to an agreement or other obligation with or to a Person (other than the Borrower or a Restricted Subsidiary) from whom such Restricted Subsidiary was acquired, or from whom such Restricted Subsidiary acquired its business and assets (having been newly formed in connection with such acquisition), made as part of such acquisition and in each case comprising all or a portion of the consideration in respect of such sale or acquisition;

(q)                                 any surrender or waiver of contract rights or the settlement, release or surrender of contract, tort or other claims of any kind;

(r)                                    any sale, lease, transfer, issuance or other disposition, or any series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, of assets to a Person who is providing services related to such assets, the provision of which have been or are to be outsourced by the Borrower or any Restricted Subsidiary to such Person; provided, however, that the Board of Directors of the Borrower shall certify that in the opinion of the Board of Directors, the outsourcing transaction will be economically beneficial to the Borrower and the Restricted Subsidiaries (considered as a whole);

(s)                                   any sale, lease, transfer, issuance or other disposition, or any series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, with respect to property built, owned or otherwise acquired by the Borrower or any Restricted Subsidiary pursuant to customary sale and lease-back transactions, asset securitizations and other similar financings permitted by this Agreement; provided that network assets of the Borrower or any Restricted Subsidiary shall be excluded from this ~~sub clause~~clause (s) unless the Net Cash Proceeds of such sale and leaseback transaction are applied in accordance with Section 4.08(b);

(t)                                    any sale, lease, transfer, conveyance or other disposition in one or a series of related transactions of any assets (including Capital Stock) of the Borrower and its Subsidiaries or of any Person that becomes a Restricted Subsidiary (i) acquired in a transaction permitted under this Agreement, which assets are not used or useful in the core or principal business of the Borrower and its Restricted Subsidiaries, or (ii) made in connection with the approval of any applicable antitrust authority or pursuant to Competition Laws or otherwise necessary or advisable in the good faith determination of the Borrower to consummate any acquisition permitted under this Agreement;

(u)                                 dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property that is purchased within 270 days thereof or (ii) an amount equal to the Net Available Cash of such disposition are promptly applied to the purchase price of such replacement property (which replacement property is purchased within 270 days thereof);

(v)                                 the lapse, abandonment or other disposition of intellectual property rights in the ordinary course of business, which in the reasonable good faith determination of the Borrower are no longer commercially reasonable to maintain or are not material to the conduct of the business of the Borrower and its Restricted Subsidiaries taken as a whole;

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(w)                               to the extent allowable under Section 1031 of the Code, or any comparable or successor provision, any exchange of like property (excluding any boot thereon) for use in a Similar Business; ~~and~~

(x)                                 sales, transfers and other dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements;

(y)                                 contractual arrangements under long-term contracts with customers entered into by the Borrower or a Restricted Subsidiary in the ordinary course of business which are treated as sales for accounting purposes; provided that there is no transfer of title in connection with such contractual arrangements; and

(z)                                  a sale, lease, transfer, issuance or other disposition, or a series of related sales,  leases, transfers, issuances or dispositions in connection with the Existing Transactions or any Permitted Reorganization.

“Associate” means (i) any Person engaged in a Similar Business of which the Borrower or a Restricted Subsidiary are the legal and beneficial owners of between 20% and 50% of all outstanding Voting Stock and (ii) any joint venture engaged in a Similar Business entered into by the Borrower or any Restricted Subsidiary.

“BCP” means BC Partners, Ltd.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time.  The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board of Directors” means (1) with respect to any corporation, the board of directors or managers, as applicable, of the corporation, or any duly authorized committee thereof; (2) with respect to any partnership, the board of directors or other governing body of the general partner of the partnership or any duly authorized committee thereof; and (3) with respect to any other Person, the board or any duly authorized committee of such Person serving a similar function.  Unless otherwise specified in this Agreement, whenever any provision of this Agreement requires any action or determination to be made by, or any approval of, a Board of Directors, such action, determination or approval shall be deemed to have been taken or made if approved by a majority of the directors on any such Board of Directors (whether or not such action or approval is taken as part of a formal board meeting or as a formal board approval)~~,~~; provided that any action required to be taken under this Agreement by the Board of Directors of the Borrower can, in the alternative, at the option of the Borrower, be taken by the Board of Directors of Altice or any Subsidiary thereof that is a Parent of the Borrower.

“Cablevision” means Cablevision Systems Corporation.

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“Capital Stock” of any Person means any and all shares of, interests, rights to purchase, warrants or options for, participation or other equivalents of, or partnership or other interests in (however designated), equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

“Capitalized Lease Obligations” means an obligation that is required to be classified and accounted for as a capitalized lease for financial reporting purposes on the basis of GAAP.  ~~The amount of Indebtedness will be, at the time any determination is to be made, the amount of such obligation required to be capitalized on a balance sheet (excluding any notes thereto) prepared in accordance with GAAP, and the stated maturity thereof will be the date of the last payment of rent or any other amount due under such lease prior to the first date such lease may be terminated without penalty.~~  For the avoidance of doubt, operating leases will not be deemed Capitalized Lease Obligations.

“Cash Equivalents” means:

(a)                                 securities issued or directly and fully Guaranteed or insured by the United States Government, Canada, the United Kingdom, Switzerland or any member state of the European Union, in each case, any agency or instrumentality of thereof (provided that the full faith and credit of such country or such member state is pledged in support thereof), having maturities of not more than two years from the date of acquisition;

(b)                                 certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits or bankers’ acceptances having maturities of not more than one year from the date of acquisition thereof issued by a bank or trust company (a) whose commercial paper is rated at least “A-1” or the equivalent thereof by S&P or at least “P-1” or the equivalent thereof by Moody’s (or if at the time neither is issuing comparable ratings, then a comparable rating of another Nationally Recognized Statistical Rating Organization) or (b) (in the event that such bank or trust company does not have commercial paper which is rated) having combined capital and surplus in excess of $500 million;

(c)                                  repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clauses (a) and (b) above entered into with any bank meeting the qualifications specified in clause (b) above;

(d)                                 commercial paper rated at the time of acquisition thereof at least “A-2” or the equivalent thereof by S&P or “P-2” or the equivalent thereof by Moody’s or carrying an equivalent rating by a Nationally Recognized Statistical Rating Organization, if both of the two named rating agencies cease publishing ratings of investments or, if no rating is available in respect of the commercial paper, the issuer of which has an equivalent rating in respect of its long-term debt, and in any case maturing within one year after the date of acquisition thereof;

(e)                                  readily marketable direct obligations issued by any state of the United States of America, the United Kingdom, Switzerland, Canada, any member of the European Union or any political subdivision thereof, in each case, having one of the two highest rating categories obtainable from either Moody’s or S&P (or, if at the time, neither is issuing comparable

42

ratings, then a comparable rating of another Nationally Recognized Statistical Rating Organization) with maturities of not more than two years from the date of acquisition;

(f)                                   Indebtedness or Preferred Stock issued by Persons with a rating of “BBB” or higher from S&P or “Baa3” or higher from Moody’s (or, if at the time, neither is issuing comparable ratings, then a comparable rating of another Nationally Recognized Statistical Rating Organization) with maturities of 12 months or less from the date of acquisition;

(g)                                  bills of exchange issued in the United States, Canada, a member state of the European Union, Switzerland or the United Kingdom, eligible for rediscount at the relevant central bank and accepted by a bank (or any dematerialized equivalent); and

(h)                                 interests in any investment company, money market or enhanced high yield fund which invests 95% or more of its assets in instruments of the type specified in clauses (a) to (g) above.

“CFC” means a “controlled foreign corporation” within the meaning of Section 957(a) of the Internal Revenue Code of 1986, as amended.

“CFC Holdco” means a Subsidiary that has no material assets other than equity interests in and/or indebtedness of, each as determined for U.S. federal income tax purposes, one or more Foreign Subsidiaries that are CFCs, including the indirect ownership of such equity interests or indebtedness through one or more CFC Holdcos that have no other material assets.

“Change of Control” means the occurrence of any of the following ~~after the Closing Date~~:

(a)                                 the consummation of any transaction (including, without limitation, any merger or consolidation), the result of which is that any Person (including any “person” (as that term is used in Section 13(d)(3) of the Exchange Act)) other than one or more Permitted Holders (or a group controlled by one or more Permitted Holders) becomes the Beneficial Owner, directly or indirectly, of more than 50% of the issued and outstanding Voting Stock of the Borrower (or any Successor Company), measured by voting power rather than number of shares;

(b)                                 during any period of two consecutive years, individuals who at the beginning of such period constituted the majority of the directors on the Board of Directors of the Listed Entity (together with any new directors whose election by the majority of such directors on such Board of Directors of the Listed Entity or whose nomination for election by shareholders of the Listed Entity, as applicable, was approved by a vote of the majority of such directors on the Board of Directors of the Listed Entity then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) ceased for any reason to constitute the majority of the directors on the Board of Directors of the Listed Entity, then in office; or

(c)                                  the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger, consolidation or other business combination transaction), in one or a series of related transactions, of all or substantially all of the assets of the Borrower (or any Successor Company) and its Restricted Subsidiaries, taken as a whole, to a Person

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(including any “person” as defined above), other than a Permitted Holder (or a group controlled by one or more Permitted Holders).

~~“Closing Date Unrestricted Subsidiaries” means 1015 Tiffany Street Corporation, 1070 Jericho Turnpike Corp., 111 New South Road Corporation, 1111 Stewart Corporation, 1111 Route 109 Corp., 389 Adams Street Corporation, 1 connections LLG4413141-14eldings LLC, Cablevision Disaster Relief Fund, Cablevision Media Sales Corporation, Cablevision NYI LLC, Cablevision PCS Management, Inc., Cablevision Real Estate Corporation, CCG  Holdings, LLC, Coram Route 112 Corporation, CSC Investments LLC, CSC MVDDS LLC, CSC Nassau II, LLC, CSC T Holdings I, Inc., CSC T Holdings II, Inc., CSC T  Holdings III, Inc., CSC T Holdings W, Inc., CSC Transport II, Inc., CSC Transport III, Inc., CSC Transport Inc., CSC VT, Inc., DTV Norwich LLC, Frowein Road Corporation, Knollwood Development Corp., MSG Varsity Network LLC, MSGVN LLC, N12N LLC, News 12 Company, News 12 Connecticut LLC, News 12 Holding LLC, News 12 II  Holding LLC, News 12 Interactive LLC, News 12 Networks LLC, News 12 New Jersey II Holding LLC, News 12 New Jersey LLC, News 12 New Jersey Holding LLC, News 12  The Bronx Holding Corporation, News 12 The Bronx, LLC, News 12 Traffic And Weather LLC, News 12 Westchester LLC, Newsday LLC, Newsday Holdings LLC, NMG Holdings, Inc., Princeton Video Image Israel, Ltd, PVI Holdings, LLC, PVI Philippines Corporation, PVI Virtual Media Services, LLC, Rainbow MVDDS Company LLC, Rasco Holdings LLC, RMVDDS LLC, The New York Interconnect LLC and Tristate Digital Group LLC.~~

“Closing Date” means June 21, 2016, the date on which the Acquisition was consummated.

“Commodity Hedging Agreements” means, in respect of a Person, any commodity purchase contract, commodity futures or forward contract, commodities option contract or other similar contract (including commodities derivative agreements or arrangements), to which such Person is a party or a beneficiary.

“Competition Laws” means any federal, state, foreign, multinational or supranational antitrust, competition or trade regulation statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other laws that are designed or intended to prohibit, restrict or regulate actions or transactions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition or effectuating foreign investment.

“Compliance Certificate” means a Compliance Certificate substantially in the form of Exhibit J to this Agreement.

“Consolidated EBITDA” for any period means, without duplication, the Consolidated Net Income for such period, plus the following to the extent deducted in calculating such Consolidated Net Income:

(a)                                 Consolidated Interest Expense and Receivables Fees;

(b)                                 Consolidated Income Taxes;

(c)                                  consolidated depreciation expense;

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(d)                                 consolidated amortization and impairment expense;

(e)                                  Parent Expenses of a CVC Parent;

(f)                                   any expenses, charges or other costs related to any Equity Offering (including of a CVC Parent), Investment, acquisition (including amounts paid in connection with the acquisition or retention of one or more individuals comprising part of a management team retained to manage the acquired business; provided that such payments are made in connection with such acquisition and are consistent with the customary practice in the industry at the time of such acquisition), disposition, recapitalization or the Incurrence of any Indebtedness permitted by this Agreement (whether or not successful) (including any such fees, expenses or charges related to the Existing Transactions and the Transactions), in each case, as determined in good faith by the Borrower;

(g)                                  any minority interest expense (whether paid or not) consisting of income attributable to minority equity interests of third parties in such period or any prior period or any net earnings, income or share of profit of any Associates, associated company or undertaking;

(h)                                 the amount of management, monitoring, consultancy and advisory fees and related expenses or any payments for financial advisory, financing, underwriting or placement services or any payments pursuant to franchising agreements, business  service related agreements or other similar arrangements paid in such period (or accruals relating to such fees and related expenses) to any Permitted Holder (whether directly or indirectly, through any Parent) to the extent permitted by Section 4.09; provided that any payments for such fees and related expense shall not be included in Consolidated EBITDA for any period to the extent they were accrued for in such period or any prior period and added back to Consolidated EBITDA in such period or any such prior period; ~~and~~

(i)                                     other non-cash charges, write-downs or items reducing Consolidated Net Income (excluding any such non-cash charge, write-down or item to the extent it represents an accrual of or reserve for cash charges in any future period) or other non-cash items classified by the Borrower as special items less other non-cash items of income increasing Consolidated Net Income (other than any non-cash items increasing such Consolidated Net Income pursuant to clauses (a) through (m) of the definition of Consolidated Net Income and excluding any such non-cash item of income to the extent it represents a receipt of cash in any future period) ; and

(j)                                    (x) any loss from discontinued operations (but if such operations are classified as discontinued due to the fact that they are subject to an agreement to dispose of such operations, only when and to the extent such operations are actually disposed of), reduced by (y) any income from discontinued operations (but if such operations are classified as discontinued due to the fact that they are subject to an agreement to dispose of such operations, only when and to the extent such operations are actually disposed of).

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“Consolidated Income Taxes” means taxes or other payments, including deferred Taxes, based on income, profits or capital of the Borrower and the Restricted Subsidiaries whether or not paid, estimated, accrued or required to be remitted to any governmental authority.

“Consolidated Interest Expense” means, for any period (in each case, determined on the basis of GAAP), the consolidated net interest income/expense of the Borrower and the Restricted Subsidiaries, whether paid or accrued, plus or including (without duplication) any interest, costs and charges consisting of:

(a)                                 interest expense attributable to Capitalized Lease Obligations;

(b)                                 amortization of debt discount, but excluding amortization of debt issuance costs, fees and expenses and the expensing of any bridge or other financing fees;

(c)                                  non-cash interest expense;

(d)                                 dividends or other distributions in respect of all Disqualified Stock of the Borrower and all Preferred Stock of any Restricted Subsidiary, to the extent held by Persons other than the Borrower or a Subsidiary of the Borrower;

(e)                                  the consolidated interest expense that was capitalized during such period (without duplication);

(f)                                   net payments and receipts (if any) pursuant to Hedging Obligations (other than Currency Agreements) (excluding unrealized mark-to-market gains and losses attributable to Hedging Obligations (other than Currency Agreements));

(g)                                  any interest actually paid by the Borrower or any Restricted Subsidiary on Indebtedness of another Person that is guaranteed by the Borrower or any Restricted Subsidiary or secured by a Lien on assets of the Borrower or any Restricted Subsidiary; and

(h)                                 premiums, penalties, annual agency fees, penalties for failure to comply with registration obligations (if applicable) and any amendment fees, in each case, related to any Indebtedness of the Borrower or any Restricted Subsidiaries.

Notwithstanding any of the foregoing, Consolidated Interest Expense shall not include (i) any interest accrued, capitalized or paid in respect of Subordinated Shareholder Funding, (ii) any commissions, discounts, yield and other fees and charges related to a Qualified Receivables Financing, (iii) any payments on any operating leases, including without limitation any payments on any lease, concession or license of property (or Guarantee thereof) which would be considered an operating lease under GAAP as in effect on the Issue Date, (iv) net payments and receipts (if any) pursuant to Currency Agreements (including unrealized mark-to-market gains and losses attributable to Hedging Obligations), and (v) any pension liability interest costs.

“Consolidated Net Income” means, for any period, the net income (loss) of the Borrower and the Restricted Subsidiaries determined on a consolidated basis on the basis of GAAP; provided, however, that there will not be included in such Consolidated Net Income:

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(a)                                 ~~subject to the limitations contained in clause (c) below,~~ any net income (loss) of any Person if such Person is not a Restricted Subsidiary, except that the Borrower equity in the net income of any such Person for such period will be included in such Consolidated Net Income up to the aggregate amount of cash or Cash Equivalents actually distributed by such Person during such period to the Borrower or a Restricted Subsidiary as a dividend or other distribution or return on investment (subject, in the case of a dividend or other distribution or return on  investment to a Restricted Subsidiary, to the limitations contained in clause (b) below);

~~(b)           [Reserved];~~

(b)                                 solely for the purpose of determining the amount available for Restricted Payments under Section 4.05(a)(c)(i), any net income (loss) of any Restricted Subsidiary that is not a Guarantor if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Borrower by operation of the terms of such Restricted Subsidiary’s charter or any agreement instrument, judgement, decree, order, statute or governmental rule or regulation applicable to such Restricted Subsidiary or its shareholders (other than (a) restrictions that have been waived or otherwise released, (b) restrictions pursuant to the New Senior Guaranteed Notes Indenture, the New Senior Guaranteed Notes, the Loan Documents, the Existing Notes and the Existing Notes Indentures, (c) contractual or legal restrictions in effect on the Issue Date with respect to a Restricted Subsidiary (including pursuant to the agreements specified in Section 4.07(b)(3) and other restrictions with respect to such Restricted Subsidiary that, taken as a whole, are not materially less favorable to the Lenders than such restrictions in effect on the Issue Date, and (d) restrictions as in effect on the Issue Date specified in Section 4.07(b)(12) except that the Borrower’s equity in the net income of any such Restricted Subsidiary for such period will be included in such Consolidated Net Income up to the aggregate amount of cash or Cash Equivalents or non-cash distributions to the extent converted into cash or Cash Equivalents actually distributed or that could have been distributed by such Restricted Subsidiary during such period to the Borrower or another Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend to another Restricted Subsidiary, to the limitation contained in this clause);

(c)                                  any net gain (or loss) realized upon the sale, abandonment or other disposition of any asset or disposed operations of the Borrower or any Restricted Subsidiary (including pursuant to any sale/ leaseback transaction) which is not sold or otherwise disposed of in the ordinary course of business (as determined in good faith by an Officer of the Borrower) or returned surplus assets of any Pension Plan;

(d)                                 any extraordinary, exceptional, unusual or nonrecurring gain, loss, charge or expense or any charges, expenses or reserves in respect of any restructuring, redundancy or severance or any expenses, charges, reserves, gains or other costs related to the Existing Transactions and the Transactions; and, to the extent not otherwise included in this clause (d):  recruiting, retention and relocation costs; signing bonuses and related expenses and one-time compensation charges; curtailments or modifications to pension and post-retirement employee benefit planstransaction and refinancing bonuses and special

47

bonuses paid in connection with dividends and distributions to equity holders; start-up, transition, strategic initiative (including any multi-year strategic initiative) and integration costs, charges or expenses; costs, charges and expenses related to the start-up, pre-opening, opening, closure, and/or consolidation of operations, offices and facilities; business optimization costs, charges or expenses; costs, charges and expenses incurred in connection with new product design, development and introductions; costs and expenses incurred in connection with intellectual property development and new systems design; costs and expenses incurred in connection with implementation, replacement, development or upgrade of operational, reporting and information technology systems and technology initiatives; any costs, expenses or charges relating to any governmental investigation or any litigation or other dispute (including with any customer); costs and expenses in respect of warranty payments and liabilities related to product recalls or field service campaigns; or any fees, charges, losses, costs and expenses incurred during such period, or any amortization thereof for such period, in connection with or related to any acquisition, Restricted Payment, Investment, recapitalization, asset sale, issuance, incurrence, registration or repayment or modification of Indebtedness, issuance or offering of Capital Stock, refinancing transaction or amendment, modification or waiver in respect of the documentation relating to any such transaction and any charges or non-recurring merger costs incurred during such period as a result of any such transaction;

(e)                                  the cumulative effect of a change in accounting principles;

(f)                                   any non-cash compensation charge or expense arising from any grant of stock, stock options or other equity based awards and any non-cash deemed finance charges in respect of any pension liabilities or other provisions;

(g)                                  all deferred financing costs written off and premiums paid or other expenses incurred directly in connection with any early extinguishment of Indebtedness and any net gain (loss) from any write-off or forgiveness of Indebtedness;

(h)                                 any unrealized gains or losses in respect of Hedging Obligations or other derivative instruments or any ineffectiveness recognized in earnings related to qualifying hedge transactions or the fair value or changes therein recognized in earnings for derivatives that do not qualify as hedge transactions, in each case, in respect of Hedging Obligations or other derivative instruments;

(i)                                     any unrealized foreign currency translation gains or losses in respect of Indebtedness of any Person denominated in a currency other than the functional currency of such Person and any unrealized foreign exchange gains or losses relating to translation of assets and liabilities denominated in foreign currencies;

(j)                                    any unrealized foreign currency translation or transaction gains or losses in respect of Indebtedness or other obligations of the Borrower or any Restricted Subsidiary owing to the Borrower or any Restricted Subsidiary;

(k)                                 any one-time non-cash charges or any increases in amortization or depreciation resulting from purchase accounting, in each case, in relation to any acquisition of another Person

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or business or resulting from any reorganization or restructuring involving the Borrower or its Subsidiaries;

(l)                                     any goodwill or other intangible asset impairment charge or write-off; and

(m)                             the impact of capitalized, accrued or accreting or pay-in-kind interest or principal on Subordinated Shareholder Funding.

“Consolidated Net Leverage” means (A) the sum, without duplication, of the aggregate outstanding Specified Indebtedness of the Borrower and its Restricted Subsidiaries on a consolidated basis (excluding (i) Hedging Obligations) and (ii) any revolving Indebtedness Incurred pursuant to Section 4.04 in an amount not to exceed the greater of (x) $500 million and (y) 33.3% L2QA Pro Forma EBITDA), less~~,~~ (B) the aggregate amount of cash and Cash Equivalents of the Borrower and the Restricted Subsidiaries on a consolidated basis.

“Consolidated Net Leverage Ratio” means, as of any date of determination, the ratio of (x) Consolidated Net Leverage at such date to (y) the aggregate amount of L2QA Pro Forma EBITDA; provided, however, that the pro forma calculation of the Consolidated Net Leverage Ratio shall not give effect to (i) any Indebtedness incurred on the date of determination pursuant to Section 4.04(b) or (ii) the discharge on the date of determination of any Indebtedness to the extent that such discharge results from the proceeds incurred pursuant to Section 4.04(b).

For the avoidance of doubt, in determining Consolidated Net Leverage Ratio, no cash or Cash Equivalents shall be included that are the proceeds of Indebtedness in respect of which the calculation of the Consolidated Net Leverage Ratio is to be made.

“Consolidated Net Senior Secured Leverage” means (A) the sum of the aggregate outstanding Senior Secured Indebtedness of the Borrower and its Restricted Subsidiaries (excluding (i) Hedging Obligations and (ii) any revolving Indebtedness Incurred pursuant to Section 4.04 in an amount not to exceed the greater of (x) $500 million and (y) 33.3% L2QA Pro Forma EBITDA), less~~,~~ (B) the aggregate amount of cash and Cash Equivalents of the Borrower and the Restricted Subsidiaries on a consolidated basis.

“Consolidated Net Senior Secured Leverage Ratio” means, as of any date of determination, the ratio of (x) Consolidated Net Senior Secured Leverage at such date to

(y)           the aggregate amount of L2QA Pro Forma EBITDA; provided, however, that the pro forma calculation of the Consolidated Net Senior Secured Leverage Ratio shall not give effect to (i) any Indebtedness incurred on the date of determination pursuant to Section 4.04(b) or (ii) the discharge on the date of determination of any Indebtedness to the extent that such discharge results from the proceeds incurred pursuant to Section 4.04(b).

For the avoidance of doubt, in determining Consolidated Net Senior Secured Leverage Ratio, no cash or Cash Equivalents shall be included that are the proceeds of Indebtedness in respect of which the calculation of the Consolidated Net Senior Secured Leverage Ratio is to be made.

“Contingent Obligations” means, with respect to any Person, any obligation of such Person guaranteeing in any manner, whether directly or indirectly, any operating lease, dividend or other

49

obligation that does not constitute Indebtedness (“primary obligations”) of any other Person (the “primary obligor”), including any obligation of such Person, whether or not contingent:

(a)                                 to purchase any such primary obligation or any property constituting direct or indirect security therefor;

(b)                                 to advance or supply funds:

(i)                                     for the purchase or payment of any such primary obligation; or

(ii)                                  to maintain the working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; or

(c)                                  to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof.

“CPPIB” means the Canada Pension Plan Investment Board.

“Credit Facility” means, with respect to the Borrower or any of its Subsidiaries, one or more debt facilities, arrangements, instruments, trust deeds, note purchase agreements or indentures or commercial paper facilities and overdraft facilities (including this Agreement) with banks, institutions, funds or investors providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such institutions or to special purpose entities formed to borrow from such institutions against such receivables), notes, bonds, debentures, letters of credit or other Indebtedness, in each case, as amended, restated, modified, renewed, refunded, replaced, restructured, refinanced, repaid, increased or extended in whole or in part from time to time (and whether in whole or in part and whether or not with the original administrative agent and lenders or another administrative agent or agents or trustees or other banks, institutions or investors and whether provided under one or more credit or other agreements, indentures, financing agreements or otherwise) and in each case including all agreements, instruments and documents executed and delivered pursuant to or in connection with the foregoing (including any notes and letters of credit issued pursuant thereto and any Guarantee and collateral agreement, patent and trademark security agreement, mortgages or letter of credit applications and other Guarantees, pledges, agreements, security agreements and collateral documents).  Without limiting the generality of the foregoing, the term “Credit Facility” shall include any agreement or instrument (1) changing the maturity of any Indebtedness Incurred thereunder or contemplated thereby, (2) adding Subsidiaries of the Borrower as additional borrowers or guarantors thereunder, (3) increasing the amount of Indebtedness Incurred thereunder or available to be borrowed thereunder or (4) otherwise altering the terms and conditions thereof.

“Currency Agreement” means, in respect of a Person, any foreign exchange contract, currency swap agreement, currency futures contract, currency option contract, cap, floor, ceiling, collar, currency derivative or other similar agreement to which such Person is a party or beneficiary.

“CVC Parent” means ~~Neptune Holding US Corp. that is organized under the laws of the United States, any state thereof or the District of Columbia) and its subsidiaries that are holding~~

50

~~companies of~~CVC 1 B.V. and its successors, and any Subsidiary thereof from time to time which is a Parent of the Borrower.

“Default” means any event which is, or after giving notice or with the passage of time or both would be, an Event of Default.

“Designated Non-Cash Consideration” means the fair market value (as determined in good faith by the Borrower ) of non-cash consideration received by the Borrower or a Restricted Subsidiary in connection with an Asset Disposition that is so designated as Designated Non-Cash Consideration pursuant to an Officer’s Certificate, setting forth the basis of such valuation, less the amount of cash, Cash Equivalents or Temporary Cash Investments received in connection with a subsequent payment, redemption, retirement, sale or other disposition of such Designated Non-Cash Consideration.  A particular item of Designated Non-Cash Consideration will no longer be considered to be outstanding when and to the extent it has been paid, redeemed or otherwise retired or sold or otherwise disposed of in compliance with Section 4.08.

“Designated Preference Shares” means, with respect to the Borrower, Preferred Stock (other than Disqualified Stock) (a) that is issued for cash (other than to the Borrower or a Subsidiary of the Borrower or an employee stock ownership plan or trust established by the Borrower or any such Subsidiary for the benefit of their employees to the extent funded by the Borrower or such Subsidiary) and (b) that is designated as “Designated Preference Shares” pursuant to an Officer’s Certificate of the Borrower at or prior to the issuance thereof, the Net Cash Proceeds of which are excluded from the calculation set forth in Section 4.05(a)(c)(ii).

“Disinterested Director” means, with respect to any Affiliate Transaction, a member of the Board of Directors ~~of the Borrower~~ having no material direct or indirect financial interest in or with respect to such Affiliate Transaction.  A member of the Board of Directors of the Borrower shall be deemed not to have such a financial interest by reason of such member’s holding Capital Stock of the Borrower or any Parent or any options, warrants or other rights in respect of such Capital Stock.

“Disqualified Stock” means, with respect to any Person, any Capital Stock of such Person which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event:

(a)                                 matures or is mandatorily redeemable for cash or in exchange for Indebtedness pursuant to a sinking fund obligation or otherwise;

(b)                                 is convertible or exchangeable for Indebtedness or Disqualified Stock (excluding Capital Stock which is convertible or exchangeable solely at the option of the Borrower or a Restricted Subsidiary); or

(c)                                  is or may become (in accordance with its terms) upon the occurrence of certain events or otherwise redeemable or repurchasable for cash or in exchange for Indebtedness at the option of the holder of the Capital Stock in whole or in part, in each case, on or prior to the earlier of (a) the Stated Maturity of the ~~Initial~~2016 Extended Term Loans or (b) the date on which there are no Loans outstanding; provided,

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however, that (i) only the portion of Capital Stock which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date will be deemed to be Disqualified Stock and (ii) any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Borrower to repurchase such Capital Stock upon the occurrence of a change of control or asset sale (howsoever defined or referred to) shall not constitute Disqualified Stock if any such redemption or repurchase obligation is subject to compliance by the relevant Person with Section 4.05.

“Dollar Equivalent” means, with respect to any monetary amount in a currency other than dollars (“Other Currency”), at any time of determination thereof by the Borrower, the amount of dollars obtained by converting such Other Currency involved in such computation into dollars at the spot rate for the purchase of dollars with the Other Currency as published in The Financial Times in the “Currency Rates” section (or, if The Financial Times is no longer published, or if such information is no longer available in The Financial Times, such source as may be selected in good faith by the Borrower) on the date of such determination.

“Domestic Subsidiary” means any direct or indirect Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia.

“Equity Offering” means a public or private sale of (x) Capital Stock of the Borrower or (y) Capital Stock or other securities, the proceeds of which are contributed as Subordinated Shareholder Funding or to the equity of the Borrower or any of its Restricted Subsidiaries, in each case other than:

(a)                                 Disqualified Stock;

(b)                                 Designated Preference Shares;

(c)                                  offerings registered on Form S-8 (or any successor form) under the Securities Act or any similar offering in other jurisdictions;

(d)                                 any such sale to an Affiliate of the Borrower, including the Borrower or a Restricted Subsidiary; and

(e)                                  any such sale that constitutes an Excluded Contribution.

~~“Equity Option” means the option of BCP or CPPIB to participate for up to an aggregate of 30% of the equity of the Target directly or indirectly through one or more intermediate companies,~~

~~“Escrow Agent” means Deutsche Bank Trust Company Americas.~~

“Escrowed Proceeds” means the proceeds from the offering of any debt securities or other Indebtedness paid into an escrow account with an independent escrow agent on the date of the applicable offering or Incurrence pursuant to escrow arrangements that permit the release of amounts on deposit in such escrow account upon satisfaction of certain conditions or the occurrence of certain events.  The term “Escrowed Proceeds” shall include any interest earned on the amounts held in escrow.

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~~“Escrowed Property” means the initial funds deposited in the relevant escrow accounts pursuant to the Loan Escrow Account, the New Senior Notes Escrow Accounts and the New Senior Guaranteed Notes Escrow Account, and all other funds, securities, interest, dividends, distributions and other property and payments credited to such account.~~

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, as amended.

“Excluded Contribution” means Net Cash Proceeds and the fair market value (determined at the time of such contribution and not adjusted for any subsequent changes in fair market value) of marketable securities or property or assets or Capital Stock of any Person engaged in a Similar Business, in each case, received by the Borrower as capital contributions to the equity (other than through the issuance of Disqualified Stock or Designated Preference Shares of the Borrower) after the Closing Date or from the issuance or sale (other than to the Borrower, a Restricted Subsidiary or an employee stock ownership plan or trust established by the Borrower or any Subsidiary of the Borrower for the benefit of its employees to the extent funded by the Borrower or any Restricted Subsidiary) of Capital Stock (other than Disqualified Stock or Designated Preference Shares) or Subordinated Shareholder Funding of the Borrower, in each case, to the extent designated as an Excluded Contribution pursuant to an Officer’s Certificate of the Borrower.

“Excluded Subsidiary” means (1) any Subsidiary that is not a Wholly Owned Subsidiary of the Borrower, (2) any CFC, (3) any Subsidiary that is a direct or indirect Subsidiary of (i) a CFC or (ii) a CFC Holdco, (4) a CFC Holdco, (5) any Subsidiary, including any regulated entity that is subject to net worth or net capital or similar capital and surplus restrictions, that is prohibited or restricted by applicable law, accounting policies or by contractual obligation existing on the Closing Date; and any amendments, restatements, modifications, renewals, supplements, refundings, replacements or refinancings of such agreements (provided that such contractual obligations (A) were not incurred in contemplation of the Acquisition (or, with respect to any Subsidiary acquired by the Borrower or a Restricted Subsidiary after the Closing Date (and so long as such contractual obligation was not incurred in contemplation of such acquisition), on the date such Subsidiary is so acquired) or (B) do not extend such prohibition or extension to any non-Excluded Subsidiary) from providing a Guarantee, or if such Guarantee would require governmental (including regulatory) or third party consent, approval, license or authorization, (6) any special purpose securitization vehicle (or similar entity), including any Receivables Subsidiary, (7) any not-for-profit Subsidiary, (8) any other Subsidiary with respect to which, in the reasonable judgment of the Borrower, the burden or cost (including any adverse tax consequences) of providing the Guarantee will outweigh the benefits to be obtained by the Lenders therefrom and (9) each Unrestricted Subsidiary; provided, that any such Subsidiary that is an Excluded Subsidiary pursuant to clause (8) above shall cease to be an Excluded Subsidiary at any time such Subsidiary guarantees Indebtedness of the Borrower or any other Guarantor.

“Existing ScniorCablevision Notes” means the (i) $~~300~~900 million aggregate principal amount of ~~the Target Opco’s 7.875~~Cablevision’s 8.625% Senior ~~Debentures~~ Notes due 2017, (ii) $750 million aggregate principal amount of Cablevision’s 7.75% Senior Notes due 2018, (iii) $500 million aggregate principal amount of ~~the Target Opco’s~~ 7.625% Senior Debentures due 2018, (iii) $526 million aggregate principal amount of the ~~Target Opco’s 8.625~~Cablevision’s 8%

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Senior Notes due ~~2019~~,2020 and (iv~~) $1,000 million aggregate principal amount of the Target Opco’s 6.75% Senior Notes due 2021 and (v~~) $750 million aggregate principal amount of ~~the Target Opco’s 5.25~~Cablevision’s 5.875% Senior Notes due ~~2024~~2022.

“Existing ~~Scnior~~Cablevision Notes Indentures” means the indentures governing the Existing ~~Senior~~Cablevision Notes each as may be amended or supplemented from time to time.

“Existing ~~Target~~ Notes” means the ~~(i) $900 million aggregate principal amount of the Target’s 8.625% Senior Notes due 2017, (ii) $750 million aggregate principal amount of the Target’s 7.75% Senior Notes due 2018, (iii) $500 million aggregate principal amount of the Target’s 8% Senior Notes due 2020 and (iv) $750 million aggregate principal amount of the Target’s 5.875% Senior Notes due 2022.~~Existing Senior Guaranteed Notes, the Senior Notes and the Legacy Senior Notes.

“Existing ~~Target~~ Notes Indentures” means the Senior Notes Indenture, the Existing Senior Guaranteed Notes Indenture and the indentures governing the ~~Existing Target~~Legacy Senior Notes each as may be amended or supplemented from time to time.

“Existing Senior Guaranteed Notes” means the Borrower’s $1,000 million in aggregate principal amount of 6.625% Senior Guaranteed Notes due 2025 issued on the Original Notes Issue Date.

“Existing Senior Guaranteed Notes Indenture” means the indenture governing the Existing Senior Guaranteed Notes in effect on the Issue Date.

“fair market value” wherever such term is used in this Agreement (except as otherwise specifically provided in this Agreement), may be conclusively established by means of an Officer’s Certificate or a resolution of the Board of Directors of the Borrower setting out such fair market value as determined by such Officer or such Board of Directors in good faith.

“Foreign Subsidiary” means any direct or indirect Subsidiary of the Borrower that is not a Domestic Subsidiary.

“Group” means the Borrower and its Restricted Subsidiaries.

“Guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person, including any such obligation, direct or indirect, contingent or otherwise, of such Person:

(a)                                 to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise); or

(b)                                 entered into primarily for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part),

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provided, however, that the term “Guarantee” will not include endorsements for collection or deposit in the ordinary course of business or any guarantee of performance.  The term “Guarantee” used as a verb has a corresponding meaning.

“Guarantor Indebtedness” means as of any date of determination, (A) the sum, without duplication of Permitted Guarantor Indebtedness and Ratio Guarantor Indebtedness, in each case as of such date (excluding (i) Hedging Obligations and (ii) any revolving Indebtedness Incurred pursuant to Section 4.04 in an amount not to exceed the greater of (x) $500  million and (y) 33.3% L2QA Pro Forma EBITDA), less (B) the aggregate amount of cash and Cash Equivalents of the Borrower and ~~thei~~its Restricted Subsidiaries on a consolidated basis on any date of determination.

“Guarantor Indebtedness Ratio” means, as of any date of determination, the ratio of (x) Guarantor Indebtedness at such date to (y) L2QA Pro Forma EBITDA.  For the avoidance of doubt, in determining the Guarantor Indebtedness Ratio, no cash or Cash Equivalents shall be included that are the proceeds of Indebtedness in respect of which the calculation of the Guarantor Indebtedness Ratio is to be made.

~~“Guarantor Pari Passu Indebtedness” shall mean, with respect to the Guarantors, any Indebtedness that ranks pari passu in right of payment to such Guarantor’s Loan Guarantee.~~

“Hedging Obligations” of any Person means the obligations of such Person pursuant to any Interest Rate Agreement, Currency Agreement or Commodity Hedging Agreement.

“Incur” means issue, create, assume, enter into any Guarantee of, incur, extend or otherwise become liable for; provided, however, that other than in the case of any action  being taken in connection with a Limited Condition Transaction, which shall be governed by Section 1.05 of the Credit Agreement, (1) any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Restricted Subsidiary (whether by merger, consolidation, acquisition or otherwise) will be deemed to be Incurred by the Borrower or such Restricted Subsidiary at the time it becomes a Restricted Subsidiary and the terms “Incurred” and “Incurrence” have meanings correlative to the foregoing and (2)any Indebtedness pursuant to any Credit Facility, bridge facility, revolving credit or similar facility shall only be “Incurred” at the time any funds are borrowed thereunder; provided further that, the Borrower in its sole discretion may elect that (x) any Indebtedness or portion thereof pursuant to any Credit Facility, bridge facility, revolving credit or similar facility shall be deemed to be “Incurred” at the time of entry into the definitive agreements or commitments in relation to any such facility and/or (y) any Indebtedness, the proceeds of which are cash-collateralized shall be deemed to be “Incurred” at the time such proceeds are no longer cash-collateralized.

“Indebtedness” means, with respect to any Person on any date of determination (without duplication):

(a)                                 the principal of indebtedness of such Person for borrowed money;

(b)                                 the principal of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

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(c)                                  all reimbursement obligations of such Person in respect of letters of credit, bankers’ acceptances or other similar instruments (the amount of such obligations being equal at any time to the aggregate then undrawn and unexpired amount of such letters of credit or other instruments plus the aggregate amount of drawings thereunder that have not been reimbursed) (except to the extent such reimbursement obligations relate to trade payables ~~and such obligations are satisfied within 30 days of Incurrence~~), in each case only to the extent that the underlying obligation in respect of which the instrument was issued would be treated as Indebtedness;

(d)                                 the principal component of all obligations, or liquidation preference, of such Person with respect to any Disqualified Stock or, with respect to any Restricted Subsidiary, any Preferred Stock (but excluding, in each case, any accrued dividends);

(e)                                  the principal component of all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided, however, that the amount of such Indebtedness will be the lesser of (a) the fair market value of such asset at such date of determination (as determined in good faith by the Borrower) and (b) the amount of such Indebtedness of such other Persons;

(f)                                   Guarantees by such Person of the principal component of Indebtedness of other Persons to the extent Guaranteed by such Person; and

(g)                                  to the extent not otherwise included in this definition, net obligations of such Person under Currency Agreements, Commodity Hedging Agreements and Interest Rate Agreements (the amount of any such obligations to be equal at any time to the termination value of such agreement or arrangement giving rise to such obligation that would be payable by such Person at such time).

The term “Indebtedness” shall not include (i) Subordinated Shareholder Funding, (ii) any lease (including for avoidance of doubt, any network lease or any Operating IRU), concession or license of property (or Guarantee thereof) which would be considered an operating lease under GAAP, (iii) prepayments of deposits received from clients or customers in the ordinary course of business, (iv) any pension obligations, (v) Contingent Obligations, (vi) receivables sold or discounted, whether recourse or non-recourse, including, for the avoidance of doubt, any obligations under or in respect of Qualified Receivables Financing (including, without limitation, guarantees by a Receivables Subsidiary of the obligations of another Receivables Subsidiary and any indebtedness in respect of Limited Recourse), (vii) obligations under any license, permit or other approval (or Guarantees given in respect of such obligations) Incurred prior to the Closing Date or in the ordinary course of business, (viii) non-interest bearing installment obligations and accrued liabilities Incurred in the ordinary course of business that are not more than 120 days past due, (ix) Indebtedness in respect of the Incurrence by the Borrower or any Restricted Subsidiary of Indebtedness in respect of standby letters of credit, performance bonds or surety bonds provided by the Borrower or any Restricted Subsidiary in the ordinary course of business to the extent such letters of credit or bonds are not drawn upon or, if and to the extent drawn upon are honored in accordance with their terms and if, to be reimbursed, are reimbursed no later than the fifth Business Day

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following receipt by such Person of a demand for reimbursement following payment on the letter of credit or bond, (x) any obligations to pay the deferred and unpaid purchase price for assets acquired or services supplied or otherwise owed to the Person from whom such assets are acquired or who supplies such services in accordance with the terms pursuant to which the relevant assets were or are to be acquired or services were or are to be supplied, (xi) any payroll accruals and (xii) Indebtedness Incurred by the Borrower or a Restricted Subsidiary in connection with a transaction where (A) such Indebtedness is borrowed from a bank or trust company, having a combined capital and surplus and undivided profits of not less than $250 million, whose debt has a rating immediately prior to the time such transaction is entered into, of at least A or the equivalent thereof by S&P and A2 or the equivalent thereof by Moody’s and (B) a substantially concurrent Investment is made by the Borrower or a Restricted Subsidiary in the form of cash deposited with the lender of such Indebtedness, or a Subsidiary or Affiliate thereof, in amount equal to such Indebtedness.  For the avoidance of doubt and notwithstanding the above, the term “Indebtedness” excludes any accrued expenses and trade payables and any obligations under guarantees issued in connection with various operating and telecommunications licenses.

~~The~~Subject to Section 1.05 of the Credit Agreement, the amount of Indebtedness of any Person at any time in the case of a revolving credit or similar facility shall be the total amounts of funds borrowed and then outstanding.  The amount of Indebtedness of any Person at any date shall be determined as set forth above or otherwise provided in this Agreement, and (other than with respect to letters of credit or Guarantees or Indebtedness specified in clauses (e), (f) or (g) above) shall equal the amount thereof that would appear on a balance sheet of such Person (excluding any notes thereto) prepared on the basis of GAAP.

Notwithstanding the above provisions, in no event shall the following constitute Indebtedness:

(i)                                     in connection with the purchase by the Borrower or any Restricted Subsidiary of any business, any post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing; ~~provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within 30 days thereafter;~~

(ii)                                  for the avoidance of doubt, any obligations in respect of workers’ compensation claims, early retirement or termination obligations, pension fund obligations or contributions or similar claims, obligations or contributions or social security or wage Taxes;

(iii)                               parallel debt obligations, to the extent such obligations mirror other Indebtedness;

(iv)                              Capitalized Lease Obligations;.

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(v)                                 collateralized indebtedness and other related obligations relating to Comcast common stock owned by the Borrower on the Closing Date (including guarantees in favor of certain financial institutions in respect of ongoing interest expense obligations in connection with the monetization of Comcast common stock); or

(vi)                              franchise and performance surety bonds or guarantees.

“Independent Financial Advisor” means an investment banking or accounting firm of international standing or any third party appraiser of international standing; provided, however, that such firm or appraiser is not an Affiliate of the Borrower.

“Interest Rate Agreement” means, with respect to any Person, any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement to which such Person is party or a beneficiary.

“Investment” means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of any direct or indirect advance, loan or other extensions of credit (other than advances or extensions of credit to customers, suppliers, directors, officers or employees of any Person in the ordinary course of business, and excluding any debt or extension of credit represented by a bank deposit other than a time deposit) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or the Incurrence of a Guarantee of any obligation of, or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by, such other Persons and all other items that are or would be classified as investments on a balance sheet (excluding any notes thereto) prepared on the basis of GAAP; provided, however, that endorsements of negotiable instruments and documents in the ordinary course of business will not be deemed to be an Investment.  If the Borrower or any Restricted Subsidiary issues, sells or otherwise disposes of any Capital Stock of a Person that is a Restricted Subsidiary such that, after giving effect thereto, such Person is no longer a Restricted Subsidiary, any Investment by the Borrower or any Restricted Subsidiary in such Person remaining after giving effect thereto will be deemed to be a new Investment equal to the fair market value of the Capital Stock of such Subsidiary not sold or disposed of in an amount determined as provided in Section 4.05(c).

For purposes of Section 4.05:

(a)                                 “Investment” will include the portion (proportionate to the Borrower’s equity interest in a Restricted Subsidiary to be designated as an Unrestricted Subsidiary) of the fair market value of the net assets of such Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Borrower will be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to (a) the Borrower’s “Investment” in such Subsidiary at the time of such redesignation less (b) the portion (proportionate to the Borrower’s equity interest in such Subsidiary) of the fair market value of the net assets (as conclusively determined by

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an Officer or the Board of Directors of the Borrower in good faith) of such Subsidiary at the time that such Subsidiary is so re-designated a Restricted Subsidiary; and

(b)                                 any property transferred to or from an Unrestricted Subsidiary will be valued at its fair market value at the time of such transfer (or if earlier at the time of entering into an agreement to sell such property), in each case as determined in good faith by an Officer or the Board of Directors of the Borrower.

The amount of any Investment outstanding at any time shall be the original cost of such Investment, reduced (at the Borrower’s option) by any dividend, distribution, interest payment, return of capital, repayment or other amount or value received in respect of such Investment.

“Investment Grade Securities” means:

(a)           securities issued or directly and fully Guaranteed or insured by the United States or Canadian government or any agency or instrumentality thereof (other than Cash Equivalents);

(b)           securities issued or directly and fully guaranteed or insured by the United Kingdom, a member state of the European Union, Switzerland, Norway or any agency or instrumentality thereof (other than Cash Equivalents);

(c)           debt securities or debt instruments with a rating of “BBB” or higher from S&P or “Baa3” or higher by Moody’s or the equivalent of such rating by such rating organization or, if no rating of Moody’s or S&P then exists, the equivalent of such rating by any other Nationally Recognized Statistical Ratings Organization, but excluding any debt securities or instruments constituting loans or advances among the Borrower and its Subsidiaries; and

(d)           investments in any fund that invests exclusively in investments of the type described in clauses (a), (b) and (c) above which fund may also hold cash and Cash Equivalents pending investment or distribution.

“Investor” means Altice N.V. or any of its successors and the ultimate controlling shareholder of Altice N.V. on the Issue Date.

“Investor Affiliate” means (i) the Investor or any of his immediate family members, and any such persons’ respective Affiliates and direct and indirect Subsidiaries, (ii) any sponsor, limited partnerships or entities managed or controlled by the Investor or any of his immediate family, or any of such persons’ respective Affiliates and direct or indirect Subsidiaries, (iii) any trust of the Investor or any of his immediate family, or any of such persons’ respective Affiliates and direct or indirect Subsidiaries or any trust in respect of which any such persons is a trustee, (iv) any partnership of which the Investor or any of his immediate family, or any of such persons’ respective Affiliates or direct or indirect Subsidiaries is a partner that is managed or controlled by the Investor, any of his immediate family or any of such persons’ respective Affiliates or direct or indirect Subsidiaries, and (v) any trust, fund or other entity which is managed by, or is under the control of, the Investor or any of his immediate family, or any of such persons’ respective Affiliates or direct or indirect Subsidiaries, but excluding the Borrower or any of its Subsidiaries.

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“Issue Date” means ~~October 9th, 2015~~September 23, 2016.

“Issue Date Unrestricted Subsidiaries” means 1015 Tiffany Street Corporation, 111 New South Road Corporation, 1111 Stewart Corporation, 1144 Route 109 Corp., 389 Adams Street Corporation, 4connections LLC, BBHI Holdings LLC, Cablevision Disaster Relief Fund, Cablevision Media Sales Corporation, Cablevision NYI LLC, Cablevision Real  Estate Corporation, CCG Holdings, LLC, Coram Route 112 Corporation, CSC Investments LLC, CSC MVDDS LLC, CSC Nassau II, LLC, CSC T Holdings I, Inc., CSC T Holdings  II, Inc., CSC T Holdings III, Inc., CSC T Holdings IV, Inc., CSC Transport II, Inc., CSC Transport III, Inc., CSC Transport Inc., CSC VT, Inc., DTV Norwich LLC, Frowein Road Corporation, MSG Varsity Network LLC, MSGVN LLC, N12N LLC, News 12 Company, News 12 Connecticut LLC, News 12 Holding LLC, News 12 II Holding LLC, News 12  Interactive LLC, News 12 Networks LLC, News 12 New Jersey II Holding LLC, News 12  New Jersey LLC, News 12 New Jersey Holding LLC, News 12 The Bronx Holding Corporation, News 12 The Bronx, LLC, News 12 Traffic And Weather LLC, News 12  Westchester LLC, Newsday Holdings LLC, NMG Holdings, Inc., Princeton Video Image  Israel, Ltd, PVI Holdings, LLC, PVI Philippines Corporation, PVI Virtual Media Services,  LLC, Rainbow MVDDS Company LLC, Rasco Holdings LLC, RMVDDS LLC, The New  York Interconnect LLC and Tristate Digital Group LLC.

“Joinder Agreement” shall mean an agreement, in a form reasonably satisfactory to the Administrative Agent and the Borrower, pursuant to which a Subsidiary becomes a party to, and bound by the terms of, the Facility Guaranty.

“L2QA Pro Forma EBITDA” means as of any date of determination, Pro Forma EBITDA for the period of the most recent two consecutive fiscal quarters ending prior to the date of such determination for which internal consolidated financial statements of the Borrower are available multiplied by 2.0.

“Loan Guarantee” means the Guarantee by each Guarantor of the Obligations (other than any Obligations with respect to Swap Contracts of Treasury Services Agreements), executed pursuant to the provisions of the Facility Guaranty.

“Legacy Senior Notes” means the (i) $300 million aggregate principal amount of the Borrower’s 7.875% Senior Debentures due 2018, (ii) $500 million aggregate principal amount of the Borrower’s 7.625% Senior Debentures due 2018, (iii) $526 million aggregate principal amount of the Borrower’s 8.625% Senior Notes due 2019, (iv) $1,000 million aggregate principal amount of the Borrower’s 6.75% Senior Notes due 2021 and (v) $750 million aggregate principal amount of Borrower’s of the Borrower’s 5.25% Senior Notes due 2024.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

“Limited Recourse” means a letter of credit, revolving loan commitment, cash collateral account, guarantee or other credit enhancement issued by the Borrower or any of its Restricted Subsidiaries (other than a Receivables Subsidiary) in connection with the incurrence of Indebtedness by a Receivables Subsidiary under a Qualified Receivables Financing; provided

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that, the aggregate amount of such letter of credit reimbursement obligations and the aggregate available amount of such revolving loan commitments, cash collateral accounts, guarantees or other such credit enhancements of the Borrower and its Restricted Subsidiaries (other than a Receivables Subsidiary) shall not exceed 25% of the principal amount of such Indebtedness at any time.

“Listed Entity” refers to Altice, or in the case the common stock or other equity interests of the Borrower, or a Parent or successor of the Borrower or of Altice are listed on an exchange following the Issue Date and to the extent designated as the Listed Entity pursuant to an Officer’s Certificate of the Borrower, the Borrower or such Parent or successor.

“Loan Guarantee” means the Guarantee by each Guarantor of the Obligations (other than any Obligations with respect to Swap Contracts of Treasury Services Agreements), executed pursuant to the provisions of the Facility Guaranty.

“Management Advances” means loans or advances made to, or Guarantees with respect to loans or advances made to, directors, officers, employees or consultants of any Parent, the Borrower or any Restricted Subsidiary:

(a)           in respect of travel, entertainment or moving related expenses Incurred in the ordinary course of business or (b) for purposes of funding any such Person’s purchase of Capital Stock or Subordinated Shareholder Funding (or similar obligations) of the Borrower, its Restricted Subsidiaries or any CVC Parent (i) not to exceed an amount (net of repayments of any such loans or advances) equal to $20 million in any calendar year (with unused amounts in any calendar year being carried over to the succeeding calendar years; provided that the aggregate Management Advances made under this sub-clause (b)(i) do not exceed $40 million in any fiscal year) or (ii) with the approval of the Board of Directors of the Borrower;

(b)           in respect of moving related expenses Incurred in connection with any closing or consolidation of any facility or office; or

(c)           (in the case of this clause (c) not exceeding $20 million in the aggregate outstanding at any time.

“Management Investors” means the current or former officers, directors, employees and other members of the management of or consultants to any Parent, the Borrower, or any of their respective Subsidiaries, or spouses, family members or relatives thereof, or any trust, partnership or other entity for the benefit of or the beneficial owner of which (directly or indirectly) is any of the foregoing, or any of their heirs, executors, successors and legal representatives, who at any date beneficially own or have the right to acquire, directly or indirectly, Capital Stock of the Borrower, any Restricted Subsidiary or any Parent.

“Market Capitalization Attributable to Cablevision” means (x) the fraction of the Market Capitalization that is attributable to the business, operations and assets of the Borrower and its Subsidiaries, taken as a whole, as determined in good faith by an Officer or the Board of Directors of the Borrower or any Parent, multiplied by (y) the Market Capitalization.

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“Market Capitalization” means an amount equal to (i) the total number of issued and outstanding shares of Capital Stock of the Listed Entity on the date of the declaration of the relevant dividend multiplied by (ii) the arithmetic mean of the closing prices per share  of such Capital Stock for the 30 consecutive trading days immediately preceding the date  of declaration of such dividends.

“Moody’s” means Moody’s Investors Service, Inc. or any of its successors or assigns that is a Nationally Recognized Statistical Rating Organization.

“Nationally Recognized Statistical Rating Organization” shall have the same meaning as used in Section 3(a)(62) of the Exchange Act.

“Net Available Cash” from an Asset Disposition means cash payments received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise and net proceeds from the sale or other disposition of any securities received as consideration, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring person of Indebtedness or other obligations relating to the properties or assets that are the subject of such Asset Disposition or received in any other non-cash form) therefrom, in each case net of:

(a)                                 all legal, accounting, investment banking, title and recording tax expenses, commissions and other fees and expenses Incurred, and all Taxes paid or required to be paid or accrued as a liability under GAAP (after taking into account any available tax credits or deductions and any Tax Sharing Agreements), as a consequence of such Asset Disposition;

(b)                                 all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law, be repaid out of the proceeds from such Asset Disposition;

(c)                                  all distributions and other payments required to be made to minority interest holders (other than any Parent, the Borrower or any of their respective Subsidiaries) in Subsidiaries or joint ventures as a result of such Asset Disposition; and

(d)                                 the deduction of appropriate amounts required to be provided by the seller as a reserve, on the basis of GAAP, against (a) any liabilities associated with the assets disposed in such Asset Disposition and retained by the Borrower or any Restricted Subsidiary after such Asset Disposition; or (b) any purchase price adjustment or earn-out in connection with such Asset Disposition.

“Net Cash Proceeds”~~,~~ means, with respect to any issuance or sale of Capital Stock or Subordinated Shareholder Funding, any Incurrence of any Indebtedness or any sale of any asset, the cash proceeds of such issuance or sale, net of attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, listing fees, discounts or commissions and brokerage, consultant and other fees and charges actually Incurred in connection with such issuance or sale and net of taxes paid or payable as a result of such issuance or sale (after taking into account any available tax credit or deductions and any tax sharing arrangements).

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~~“Newsday Credit Facility” means the credit agreement dated October 12, 2012, between, inter alios, Newsday LLC, CSC Holdings LLC and the lenders party thereto.~~

~~“Newsday Loan” means the intercompany loan from the Borrower to Newsday LLC, to be entered into on or around the Closing Date, the proceeds of which will be used by Newsday LLC to refinance the Newsday Credit Facility.~~

“New Senior Guaranteed Notes” means the ~~Merger Sub’s 6.625%~~Borrower’s ~~S~~senior ~~G~~guaranteed ~~N~~notes due ~~2025~~2027, issued on the Issue Date.

~~“New Senior Guaranteed Notes Escrow Account” means the escrow account where the gross proceeds of the New Senior Guaranteed Notes are deposited.~~

~~“New Senior Guaranteed Notes Escrow Agreement” means the escrow and security agreement with respect to the proceeds of the New Senior Guaranteed Notes, dated as of the Issue Date among, inter alios, the Borrower and the Escrow Agent.~~

“New Senior Guaranteed Notes Indenture” means the indenture dated ~~as of~~ the Issue Date, as amended, between the ~~Merger Sub~~Borrower, as issuer, and the trustee party thereto, governing the New Senior Guaranteed Notes.

~~“New Senior Notes” means collectively, the 2023 Senior Notes and the 2025 Senior Notes.~~

~~“New Senior Notes Escrow Accounts” means collectively, the 2023 Senior Notes Escrow Account and the 2025 Senior Notes Escrow Account.~~

~~“New Senior Notes Escrow Agreements” means collectively, the 2023 Senior Notes Escrow Agreement and the 2025 Senior Notes Escrow Agreement.~~

“~~New Senior Notes Indenture” means the indenture dated the Issue Date as amended, between Merger Sub and the trustee party thereto, governing the New Senior Notes.~~

“New Senior Guaranteed Notes Offering Memorandum” means the offering memorandum in relation to the New Senior ~~Notes and the New Senior~~ Guaranteed Notes to be issued on the Issue Date.

“Officer” means, with respect to any Person, (1) any member of the Board of Directors, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, any Vice President, the Treasurer or the Secretary (a) of such Person or (b) if such Person is owned or managed by a single entity, of such entity, or (2) any other individual designated as an “Officer” for the purposes of this Agreement by the Board of Directors of such Person.

“Officer’s Certificate” means, with respect to any Person, a certificate signed by one Officer of such Person.

“Operating IRU” means an indefeasible right of use of, or operating lease or payable for lit or unlit fiber optic cable or telecommunications conduit or the use of either.

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“Opinion of Counsel” means a written opinion from legal counsel reasonably satisfactory to the Administrative Agent, which opinion may contain customary assumptions and qualifications.  The counsel may be an employee of or counsel to any Parent, the Borrower or any of their Subsidiaries.

“Original Notes Issue Date” means October 9, 2015.

“Parent” means any Person of which the Borrower at any time is or becomes a Subsidiary and any holding companies established by any Permitted Holder for purposes of holding its investment in any Parent.

“Parent Expenses” means:

(a)                                 costs (including all professional fees and expenses) Incurred by any Parent in connection with reporting obligations under or otherwise Incurred in connection with compliance with applicable laws, rules or regulations of any governmental, regulatory or self-regulatory body or stock exchange, this Agreement or any other agreement or instrument relating to Indebtedness of a Parent, (excluding principal and interest under any such agreement or instrument relating to obligations of the Parent), the Borrower or any Restricted Subsidiary, including in respect of any reports filed with respect to the Securities Act, Exchange Act or the respective rules and regulations promulgated thereunder;

(b)                                 customary indemnification obligations of any Parent owing to directors, officers, employees or other Persons under its charter or by-laws or pursuant to written agreements with any such Person to the extent relating to a Parent, the Borrower or their respective Subsidiaries;

(c)                                  obligations of any Parent in respect of director and officer insurance (including premiums therefor) to the extent relating to a Parent, the Borrower or their respective Subsidiaries and reasonable fees and reimbursement of expenses to, and customary indemnities and employee benefit and pension expenses provided on behalf of, directors, officers, consultants or employees of the Borrower, any Restricted Subsidiary or any Parent (whether directly or indirectly and including through any Person owned or controlled by any of such directors, officers or employees);

(d)                                 fees and expenses payable by any Parent in connection with the Transactions  and the Existing Transactions;

(e)                                  general corporate overhead expenses, including (a) professional fees and expenses and other operational expenses of any Parent related to the ownership or operation of the business of the Borrower or any of the Restricted Subsidiaries including acquisitions or dispositions by the Borrower or a Subsidiary permitted hereunder (whether or not successful), in each case, to the extent such costs, obligations and/or expenses are not paid by another Subsidiary of such Parent or (b) costs and expenses with respect to any litigation or other dispute relating to the Existing Transactions and the Transactions, or the ownership, directly or indirectly, by any Parent;

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(f)                                   any fees and expenses required to maintain any Parent’s corporate existence and to provide for other ordinary course operating costs, including customary salary, bonus and other benefits payable to officers and employees of such Parent;

(g)                                  to reimburse out-of-pocket expenses of the Board of Directors of any Parent and payment of all reasonable out-of-pocket expenses Incurred by any Permitted Holder in connection with its direct or indirect investment in the Borrower and its Subsidiaries;

(h)                                 other fees, expenses and costs relating directly or indirectly to activities of the Borrower and its Subsidiaries or any Parent or any other Person established for purposes of or in connection with the Existing Transactions or the Transactions or which holds directly or indirectly any Capital Stock or Subordinated Shareholder Funding of the Borrower, in an amount not to exceed $10 million in any fiscal year;

(i)                                     any Public Offering Expenses;

(j)                                    payments pursuant to any Tax Sharing Agreement in the ordinary course of business or as a result of the formation and maintenance of any consolidated group for tax or accounting purposes in the ordinary course of business; and

(k)                                 franchise, excise and similar taxes and other fees, taxes and expenses, in each case, required for the Borrower to maintain its operations and paid by the Parent.

“Payment Block Event” means:  (1) any Event of Default described in Section 7.01(a) of the Credit Agreement has occurred and is continuing; (2) any Event of Default described in Section 7.01(g) has occurred and is continuing; and (3) any other Event of Default has occurred and is continuing and the Administrative Agent has declared all the Loans to be due and payable immediately (and such acceleration has not been rescinded).  No Payment Block Event shall be deemed to have occurred unless the Administrative Agent has delivered notice of the occurrence of such Payment Block Event to the Borrower.

“Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

“Permitted Asset Swap” means the concurrent purchase and sale or exchange of assets used or useful in a Similar Business or a combination of such assets and cash, Cash Equivalents or Temporary Cash Investments between the Borrower or any of the Restricted Subsidiaries and another Person; provided that any cash or Cash Equivalents received in excess of the value of any cash or Cash Equivalents sold or exchanged must be applied in accordance with Section 4.08.

“Permitted Collateral Liens” means:

(a)           Liens on the Collateral that are described in one or more of clauses (b), (c), (d), (e), (f), (h), (j), (k), (l), (m), (r), (t), (w), (x) and (bb) of the definition of “Permitted Liens”; and

(b)           Liens on the Collateral to secure (a) Indebtedness that is permitted to be Incurred under Section 4.04(a) (so long as on the date of Incurrence of Indebtedness pursuant to such Section

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4.04(a) and after giving effect thereto on a pro forma basis, (including a pro forma application of the net proceeds therefrom) as if such Indebtedness had been Incurred at the beginning of the relevant period, the Consolidated Net Senior Secured Leverage Ratio is no greater than 4.0 to 1.0), (b) Indebtedness that is permitted to be Incurred under Section 4.04(b)(1), Section 4.04(b)(2)(a) (in the case of Section 4.04(b)(2)(a), to the extent such Guarantee is in respect of Indebtedness otherwise permitted to be secured on the Collateral ~~and~~as specified in this definition of Permitted Collateral Liens), Section 4.04(b)(4)(a), Section 4.04(b)(5) (so long as, in the case of Section 4.04(b)(5), on the date of Incurrence of Indebtedness pursuant to such Section 4.04(b)(5) and after giving effect thereto on a pro forma basis (including a pro forma application of the net proceeds therefrom) as if such Indebtedness had been Incurred at the beginning of the relevant period, either (x) the Consolidated Net Senior Secured Leverage Ratio is no greater than 4.0 to 1.0 or (y) the Consolidated Net Senior Secured Leverage Ratio would not be greater than it was immediately prior to giving effect to such acquisition or other transaction), Section 4.04(b)(7)(a) (to the extent relating to Currency Agreements or Interest Rate Agreements related to Indebtedness), Section 4.04(7)(b), Section 4.04(b)(14) (so long as, in the case of Section 4.04(b)(14), on the date of Incurrence of Indebtedness pursuant to such Section 4.04(b)(14) and after giving effect thereto on a pro forma basis (including a pro forma application of the net proceeds therefrom) as if such Indebtedness had been Incurred at the beginning of the relevant period, together with any Incurrence of Indebtedness pursuant to Section 4.04(b)(1)(ii) and Section 4.04(b)(5) on the date on which Indebtedness pursuant to Section 4.04(b)(14) is Incurred, (x) the Consolidated Net Senior Secured Leverage Ratio is no greater than 4.0 to 1.0 and (y) the Borrower could Incur at least $1.00 of additional Indebtedness under Section 4.04(a), and Section 4.04(b)(16) and (c) any Refinancing Indebtedness in respect of Indebtedness referred to in the foregoing sub-clauses (a) or (b) of this clause (b) of the definition of Permitted Collateral Liens, provided, however, that (i) such Lien shall rank pari passu or junior to the Liens securing the Loans and the Loan Guarantees (including by virtue of the Intercreditor Agreement or an Additional Intercreditor Agreement); (ii) in each case, all property and assets (including, without limitation, the Collateral) securing such Indebtedness also secure the Loans or the Loan Guarantees on a senior or pari passu basis (including by virtue of the Intercreditor Agreement or an Additional Intercreditor Agreement but no such Indebtedness shall have priority to the Loans over amounts received from the sale of the Collateral pursuant to an enforcement sale or other distressed disposal of such Collateral); and (iii) each of the parties thereto will have entered into the Intercreditor Agreement or an Additional Intercreditor Agreement.

“Permitted Guarantor Indebtedness” means, as of any date of determination, the sum, without duplication, of the aggregate outstanding amount of any Guarantor Pari Passu Indebtedness Incurred by a Guarantor pursuant to Section 4.04(b)(2) (with respect to any Guarantee Incurred by a Guarantor in respect of ~~Guarantor~~ Pari Passu Indebtedness that would constitute Permitted Guarantor Indebtedness if Incurred by a Guarantor), Section 4.04(b)(8) ~~or~~and Section 4.04(b)(16).

“Permitted Holders” means, collectively, (1) the Investor, (2) Investor Affiliates, (3) any Person who is acting as an underwriter in connection with a public or private offering of Capital Stock of any Parent or the Borrower, acting in such capacity ~~and~~, (4) ~~to the extent that~~ BCP and/~~or~~ (5) CPPIB ~~exercise the Equity Option on or prior to the Closing Date, BCP and/or CPPIB, as applicable~~.

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“Permitted Investment” means (in each case, by the Borrower or any of the Restricted Subsidiaries):

(a)                                 Investments in (~~a~~i) a Restricted Subsidiary (including the Capital Stock of a Restricted Subsidiary) or the Borrower or (~~b~~ii) any Person (including the Capital Stock of any such Person) that is engaged in any Similar Business and such Person will, upon the making of such Investment, become a Restricted Subsidiary;

(b)                                 Investments in another Person if such Person is engaged in any Similar Business and as a result of such Investment such other Person is merged, consolidated or otherwise combined with or into, or transfers or conveys all or substantially all its assets to, the Borrower or a Restricted Subsidiary;

(c)                                  Investments in cash, Cash Equivalents, Temporary Cash Investments or Investment Grade Securities;

(d)                                 Investments in receivables owing to the Borrower or any Restricted Subsidiary created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Borrower or any such Restricted Subsidiary deems reasonable under the circumstances;

(e)                                  Investments in payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;

(f)                                   Management Advances;

(g)                                  Investments in Capital Stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Borrower or any Restricted Subsidiary (including obligations of trade creditors and customers), or as a result of foreclosure, perfection or enforcement of any Lien, or in satisfaction of judgments or pursuant to any plan of reorganization or similar arrangement including upon the bankruptcy or insolvency of a debtor or in compromise or resolution of any litigation, arbitration or other dispute;

(h)                                 Investments made as a result of the receipt of non-cash consideration from a sale or other disposition of property or assets, including an Asset Disposition, in each case, that was made in compliance with Section 4.08 and other Investments resulting from the disposition of assets in transactions excluded from the definition of “Asset Disposition” pursuant to the exclusions from such definition;

(i)                                     Investments in existence on, or made pursuant to legally binding commitments in existence on, the ~~Closing~~Issue Date and any modification, replacement, renewal or extension thereof; provided that the amount of any such Investment may not be increased except (a) as required by the terms of such Investment as in exist~~i~~en~~g~~ce on the ~~Closing~~Issue Date or (b) as otherwise permitted by this Agreement;

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(j)                                    Currency Agreements, Interest Rate Agreements, Commodity Hedging Agreements and related Hedging Obligations, which transactions or obligations are Incurred pursuant to Section 4.04(b)(7);

(k)                                 pledges or deposits with respect to leases or utilities provided to third parties in the ordinary course of business or Liens otherwise described in the definition of “Permitted Liens” or made in connection with Liens permitted under Section 4.06;

(l)                                     any Investment to the extent made using Capital Stock of the Borrower (other than Disqualified Stock or Designated Preference Shares), Subordinated Shareholder Funding or Capital Stock of any Parent as consideration;

(m)                             any transaction to the extent constituting an Investment that is permitted and made in accordance with the provisions of Section 4.09(b) (except those described in Section 4.09(b)(1), Section 4.09(b)(3), Section 4.09(b)(6), Section 4.09(b)(8), Section 4.09(b)(9) and Section 4.09(b)(12));

(n)                                 Guarantees not prohibited by Section 4.04 and (other than with respect to Indebtedness) guarantees, keepwells and similar arrangements in the ordinary course of business;

(o)                                 Investments in the Loans, the ~~New Senior Notes (and any additional notes issued under the New Senior Guaranteed Notes Indenture), the~~ New Senior Guaranteed Notes (and any additional notes issued under the New Senior Guaranteed Notes Indenture), the Existing ~~Senior~~ Notes (and any additional notes issued under the Existing Notes Indentures), or any Pari Passu Indebtedness of the Borrower or a Guarantor;

(p)                                 (a) Investments acquired after the Issue Date as a result of the acquisition by the Borrower or any Restricted Subsidiary of another Person, including by way of a merger, amalgamation or consolidation with or into the Borrower or any of its Restricted Subsidiaries in a transaction that is not prohibited by Article V hereof to the extent that such Investments were not made in contemplation of such acquisition, merger, amalgamation or consolidation and (b) Investments of a Restricted Subsidiary existing on the date such Person becomes a Restricted Subsidiary to the extent that such Investments were not made in contemplation of such Person becoming a Restricted Subsidiary;

(q)                                 Investments, taken together with all other Investments made pursuant to this clause (q) and at any time outstanding, in an aggregate amount at the time of such Investment not to exceed the greater of ~~10~~20% of L2QA Pro Forma EBITDA and $~~225~~480 million plus the amount of any distributions, dividends, payments or other returns in respect of such Investments (without duplication for ~~the~~ purposes of Section 4.05; provided, that, if an Investment is made pursuant to this clause in a Person that is not a Restricted Subsidiary and such Person subsequently becomes a Restricted Subsidiary, such Investment shall thereafter be deemed to have been made pursuant to clause (a) or (b) of the definition of “Permitted Investments” and not this clause;

(r)                                    Investments in joint ventures and similar entities and Unrestricted Subsidiaries having an aggregate fair market value, when taken together with all other Investments made pursuant to this clause that are at the time outstanding, not to exceed the greater of

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$~~225~~480 million and ~~10~~20% of L2QA Pro Forma EBITDA at the time of such Investment plus the amount of any distributions, dividends,  payments or other returns in respect of such Investments (without duplication for purposes of Section 4.05) (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value);

(s)                                   Investments by the Borrower or a Restricted Subsidiary in a Receivables Subsidiary or any Investment by a Receivables Subsidiary in any other Person, in each case, in connection with a Qualified Receivables Financing, provided, however, that any Investment in any such Person is in the form of a Purchase Money Note, or any equity interest or interests in Receivables and related assets generated by the Borrower or a Restricted Subsidiary and transferred to any Person in connection with a Qualified Receivables Financing or any such Person owning such Receivables;

(t)                                    ~~prior to the Closing Date,~~ Investments ~~of all or a portion of the Escrowed Property permitted under the Loan Escrow Agreement, the New Senior Notes Escrow Agreement and the New Senior Guaranteed Notes Escrow Agreement~~;made to effect, or otherwise made in connection with, the Existing Transactions or any non-cash Investments made in connection with Permitted Reorganizations;

(u)                                 Investments by the Borrower or a Restricted Subsidiary in ~~a Closing~~an Issue Date Unrestricted Subsidiary, ~~including the Newsday Loan,~~ in existence as of the ~~Closing~~Issue Date; ~~and~~

(v)                                 Investments by the Borrower related to Comcast common stock owned by the Borrower on the ~~Closing~~Issue Date (including guarantees in favor of certain financial institutions in respect of ongoing interest expense obligations in connection with the monetization of Comcast common stock)~~,~~ ; and

(w)                               Investments of all or a portion of escrowed property permitted under an escrow agreement substantially similar to the escrow agreement entered into by Neptune Finco Corp. in connection with the Existing Transactions.

“Permitted Liens” means, with respect to any Person:

(a)                                 [Reserved];

(b)                                 pledges, deposits or Liens under workmen’s compensation laws, unemployment insurance laws, social security laws or similar legislation, or insurance related obligations (including pledges or deposits securing liability to insurance carriers under insurance or self-insurance arrangements and including Liens on insurance policies and proceeds thereof, or other deposits, to secure insurance premium financings), or in connection with bids, tenders, completion guarantees, contracts (other than for borrowed money) or leases, or to secure utilities, licenses, public or statutory obligations, or to secure surety, indemnity, judgment, appeal or performance bonds, guarantees of government contracts (or other similar bonds, instruments or obligations), or as security for contested taxes or import or customs duties or for the payment of rent, or other obligations of like nature, in each case Incurred in the ordinary course of business;

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(c)                                  Liens imposed by law, including carriers’, warehousemen’s, mechanics’, landlords’, materialmen’s and repairmen’s or other like Liens, in each case for sums not yet overdue for a period of more than 60 days or that are bonded or being contested in good faith by appropriate proceedings;

(d)                                 Liens for taxes, assessments or other governmental charges not yet subject to penalties for non-payment or which are being contested in good faith by appropriate proceedings; provided that appropriate reserves required pursuant to GAAP have been made in respect thereof;

(e)                                  (a) Liens in favor of issuers of surety, performance or other bonds, guarantees or letters of credit or bankers’ acceptances (not issued to support Indebtedness for borrowed money) issued pursuant to the request of and for the account of the Borrower or any Restricted Subsidiary in the ordinary course of its business and (b) Liens in connection with cash management programs established in the ordinary course of business;

(f)                                   encumbrances, ground leases, easements (including reciprocal easement agreements), survey exceptions, or reservations of, or rights of others for, licenses, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning, building codes or other restrictions (including minor defects or irregularities in title and similar encumbrances) as to the use of real properties or Liens incidental to the conduct of the business of the Borrower and the Restricted Subsidiaries or to the ownership of its properties which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of the Borrower and the Restricted Subsidiaries;

(g)                                  Liens on assets or property of the Borrower or any Restricted Subsidiary securing Hedging Obligations permitted under this Agreement;

(h)                                 leases, licenses, subleases and sublicenses of assets (including real property and intellectual property rights), in each case entered into in the ordinary course of business;

(i)                                     Liens arising out of judgments, decrees, orders or awards not giving rise to an Event of Default and notices of lis pendens and associated rights so long as any appropriate legal proceedings which may have been duly initiated for the review of such judgment, decree, order, award or notice have not been finally terminated or the period within which such proceedings may be initiated has not expired;

(j)                                    Liens on assets or property of the Borrower or any Restricted Subsidiary (including Capital Stock) for the purpose of securing Capitalized Lease Obligations or Purchase Money Obligations, or securing the payment of all or a part of the purchase price of, or securing other Indebtedness Incurred to finance or refinance the acquisition, improvement or construction of, assets or property acquired or constructed in the ordinary course of business; provided that (a) the aggregate principal amount of Indebtedness secured by such Liens is otherwise permitted to be Incurred under this Agreement (excluding Indebtedness Incurred pursuant to Section 4.04(a)) and (b) any such Lien may not extend to any assets or property of the Borrower or any Restricted

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Subsidiary other than assets or property acquired, improved, constructed or leased with the proceeds of such Indebtedness and any improvements or accessions to such assets and property;

(k)                                 Liens arising by virtue of any statutory or common law provisions relating to banker’s Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a depositary or financial institution (including, without limitation, Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code);

(l)                                     Liens arising from Uniform Commercial Code financing statement filings (or similar filings in other applicable jurisdictions) regarding operating leases entered into by the Borrower and the Restricted Subsidiaries in the ordinary course of business;

(m)                             with respect to the Borrower and its Restricted Subsidiaries, Liens existing on or provided for or required to be granted under written agreements existing on the ~~Closing~~Issue Date after giving effect to the Transactions ~~and the Borrowing of the Loans and the application of the proceeds thereof (including after such proceeds are released from the Loan Escrow Account)~~;

(n)                                 Liens on property, other assets or shares of stock of a Person at the time such Person becomes a Restricted Subsidiary (or at the time the Borrower or a Restricted Subsidiary acquires such property, other assets or shares of stock, including any acquisition by means of a merger, consolidation or other business combination transaction with or into the Borrower or any Restricted Subsidiary); provided, however, that such Liens are not created, Incurred or assumed in anticipation of or in connection with such other Person becoming a Restricted Subsidiary (or such acquisition of such property, other assets or stock); provided, further, that such Liens are limited to all or part of the same property, other assets or stock (plus improvements, accession, proceeds or dividends or distributions in connection with the original property, other assets or stock) that secured (or, under the written arrangements under which such Liens arose, could secure) the obligations to which such Liens relate;

(o)                                 Liens on assets or property of the Borrower or any Restricted Subsidiary securing Indebtedness or other obligations of the Borrower or such Restricted Subsidiary owing to the Borrower or another Restricted Subsidiary, or Liens in favor of the Borrower or any Restricted Subsidiary;

(p)                                 Liens securing Refinancing Indebtedness Incurred to refinance Indebtedness that was previously so secured, and permitted to be secured under this Agreement; provided that any such Lien is limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or, under the written arrangements under which the original Lien arose, could secure) the Indebtedness being refinanced or is in respect of property that is or could be the security for or subject to a Permitted Lien hereunder;

(q)                                 any interest or title of a lessor under any Capitalized Lease Obligation or operating lease;

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(r)                                    (a) mortgages, liens, security interest, restrictions, encumbrances or any other matters of record that have been placed by any government, statutory or regulatory authority, developer, landlord or other third party on property over which the Borrower or any Restricted Subsidiary has easement rights or on any leased property and subordination or similar arrangements relating thereto and (b) any condemnation or eminent domain proceedings affecting any real property;

(s)                                   any encumbrance or restriction (including put and call arrangements) with respect to Capital Stock of, or assets owned by, any joint venture or similar arrangement pursuant to any joint venture or similar agreement;

(t)                                    Liens on property or assets under construction (and related rights) in favor of a contractor or developer or arising from progress or partial payments by a third party relating to such property or assets;

(u)                                 Liens on Receivables Assets Incurred in connection with a Qualified Receivables Financing;

(v)                                 Liens on Escrowed Proceeds for the benefit of the related holders of debt securities or other Indebtedness (or the underwriters or arrangers thereof) or on cash set aside at the time of the Incurrence of any Indebtedness or government securities purchased with such cash, in either case to the extent such cash or government securities prefund the payment of interest on such Indebtedness and are held in an escrow account or similar arrangement to be applied for such purpose;

(w)                               bankers’ Liens, Liens on specific items of inventory or other goods (and the proceeds thereof) of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created in the ordinary course of business of such Person to facilitate the purchase, shipment or storage of such inventory or other goods and Liens securing or arising by reason of any netting or set-off arrangement entered into in the ordinary course of banking or other trading activities;

(x)                                 Liens arising out of conditional sale, title retention, hire purchase, consignment or similar arrangements for the sale of goods entered into in the ordinary course of business, and pledges of goods, the related documents of title and/or other related documents arising or created in the ordinary course of business or operations as Liens only for Indebtedness to a bank or financial institution directly relating to the goods or documents on or over which the pledge exists;

(y)                                 Permitted Collateral Liens;

(z)                                  Liens on Capital Stock or other securities or assets of any Unrestricted Subsidiary that secure Indebtedness of such Unrestricted Subsidiary;

(aa)                          any security granted over Cash Equivalents in connection with the disposal thereof to a third party and Liens on cash, Cash Equivalents or other property arising in connection with the defeasance, discharge or redemption of Indebtedness;

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(bb)                          (a) Liens created for the benefit of or to secure, directly or indirectly, the Obligations, (b) Liens pursuant to the Intercreditor Agreement and (c) Liens in respect of property and assets securing Indebtedness if the recovery in respect of such Liens is subject to loss-sharing or similar provisions as among the Lenders and the creditors of such Indebtedness pursuant to the Intercreditor Agreement or an Additional Intercreditor Agreement;

(cc)                            Liens created on any asset of the Borrower or a Restricted Subsidiary established to hold assets of any stock option plan or any other management or employee benefit or incentive plan or unit trust of the Borrower or a Restricted Subsidiary securing any loan to finance the acquisition of such assets;

(dd)                          Liens; provided that the maximum amount of Indebtedness secured in the aggregate at any one time pursuant to this clause (dd) does not exceed the greater of $~~75~~480million and ~~3.5~~20% of L2QA Pro Forma EBITDA;

(ee)                            Liens consisting of any right of set-off granted to any financial institution acting as a lockbox bank in connection with a Qualified Receivables Financing;

(ff)                              Liens for the purpose of perfecting the ownership interests of a purchaser of Receivables and related assets pursuant to any Qualified Receivables Financing;

(gg)                            Cash deposits or other Liens for the purpose of securing Limited Recourse;

(hh)                          Liens arising in connection with other sales of Receivables permitted hereunder without recourse to the Borrower or any of its Restricted Subsidiaries;

(ii)                                  Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(jj)                                Liens (a) on any cash earnest money deposits or cash advances made by the Borrower or any of the Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted under this Agreement, or (b) on other cash advances in favor of the seller of any property to be acquired in an Investment or other acquisition permitted hereunder to be applied against the purchase price for such Investment or other acquisition;

(kk)                          Liens or rights of set-off against credit balances of the Borrower or any of the Restricted Subsidiaries with credit card issuers or credit card processors or amounts owing by such credit card issuers or credit card processors to the Borrower or any Restricted Subsidiaries in the ordinary course of business to secure the obligations of the Borrower or any Restricted Subsidiary to the credit card ~~issuers~~Borrowers or credit card processors as a result of fees and charges;

(ll)                                  customary Liens of an indenture trustee on money or property held or collected by it to secure fees, expenses and indemnities owing to it by any obligor under an indenture;

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(mm)                  any liens over Comcast common stock owned by the Borrower on the ~~Closing~~Issue Date ; and

(nn)                          Liens arising in connection with any Permitted Reorganization.

“Permitted Reorganization” means any reorganizations and other activities related to tax  planning and tax reorganization, so long as, after giving effect thereto, the enforceability of the Loan Guarantees and the security of the Secured Parties in the Collateral, in each case  taken as a whole, are not materially impaired.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company, government or any agency or political subdivision thereof or any other entity.

“Preferred Stock”, as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

“Primary Jurisdiction” means Luxembourg, the Netherlands, the United States of America, any State of the United States of America or the District of Columbia.

“Pro Forma EBITDA” means, for any period, the Consolidated EBITDA of the Borrower and the Restricted Subsidiaries, provided that for the purposes of calculating Pro Forma EBITDA for such period, if, as of such date of determination:

(a)                                 since the beginning of such period the Borrower or any Restricted Subsidiary has disposed of any company, any business, or any group of assets constituting an operating unit of a business or otherwise ceases to be a Restricted Subsidiary (and is not a Restricted Subsidiary at the end of such period) (any such disposition, a “Sale”) or if the transaction giving rise to the need to calculate Pro Forma EBITDA is such a Sale, Pro Forma EBITDA for such period will be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the assets which are the subject of such Sale for such period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such period; provided that if any such sale constitutes “discontinued operations” in accordance with GAAP, Consolidated Net Income shall be reduced by an amount equal to the Consolidated Net Income (if positive) attributable to such operations for such period or increased by an amount equal to the Consolidated Net Income (if negative) attributable thereto for such period;

(b)                                 since the beginning of such period, a Parent, the Borrower or any Restricted Subsidiary (by merger or otherwise) has made an Investment in any Person that thereby becomes a Restricted Subsidiary, or otherwise has acquired any company, any business, or any group of assets constituting an operating unit of a business or a Person otherwise becomes a Restricted Subsidiary (and remains a Restricted Subsidiary at the end of such period) (any such Investment, acquisition or designation, a “Purchase”), including any such Purchase occurring in connection with a transaction causing a calculation to be

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made hereunder, Pro Forma EBITDA for such period will be calculated after giving pro forma effect thereto as if such Purchase occurred on the first day of such period; and

(c)                                  since the beginning of such period, any Person (that became a Restricted Subsidiary or was merged or otherwise combined with or into the Borrower or any Restricted Subsidiary since the beginning of such period) will have made any Sale or any Purchase that would have required an adjustment pursuant to clause (a) or (b) above if made by the Borrower or a Restricted Subsidiary since the beginning of such period, Pro Forma EBITDA for such period will be calculated after giving pro forma effect thereto as if such Sale or Purchase occurred on the first day of such period.

For the purposes of this definition and the definitions of Consolidated EBITDA, Consolidated Income Taxes, Consolidated Interest Expense, Consolidated Net Income, Consolidated Net Leverage Ratio, Consolidated Net Senior Secured Leverage Ratio and Guarantor Indebtedness Ratio (a) whenever pro forma effect is to be given to any transaction (including, without limitation, transactions listed in clauses (a)-(c) hereof) or calculation hereunder or such other definitions, the pro forma calculations will be as determined in good faith by a responsible financial or accounting officer of the Borrower or an Officer of the Borrower (including in respect of anticipated expense and cost reductions and synergies (other than revenue synergies)) (calculated on a pro forma basis as though such expense and cost reductions and synergies had been realized on the first day of the period for which Pro Forma EBITDA is being determined and as though such cost savings, operating expense reductions and synergies were realized during the entirety of such period), (b) in determining the amount of Indebtedness outstanding on any date of determination, pro forma effect shall be given to any Incurrence, repayment, repurchase, defeasance or other acquisition, retirement or discharge of Indebtedness as if such transaction had occurred on the first day of the relevant period and (c) if any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Hedging Obligations applicable to such Indebtedness if such Hedging Obligation has a remaining term in excess of 12 months).

~~Notwithstanding the foregoing, the aggregate amount of anticipated expense and cost reductions and synergies that may be included in the calculation of Pro Forma EBITDA for any period shall not exceed 20% of Pro Forma EBITDA (calculated prior to the inclusion of the anticipated expense and cost reductions and synergies) for such period.~~

“Public Debt” means any Indebtedness consisting of bonds, debentures, notes or other similar debt securities issued in (1) a public offering registered under the Securities Act or (2) a private placement to institutional investors that is underwritten for resale in accordance with Rule 144A or Regulation S under the Securities Act, whether or not it includes registration rights entitling the holders of such debt securities to registration thereof with the SEC for public resale.

“Public Offering” means any offering, including an initial public offering, of shares of common stock or other common equity interests that are listed on an exchange or publicly offered (which

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shall include an offering pursuant to Rule 144A and/or Regulation S under the Securities Act to professional market investors or similar persons).

“Public Offering Expenses” means expenses Incurred by any Parent in connection with any Public Offering or any offering of Public Debt (whether or not successful):

(a)                                 where the net proceeds of such offering are intended to be received by or contributed or loaned to the Borrower or a Restricted Subsidiary;

(b)                                 in a pro-rated amount of such expenses in proportion to the amount of such net proceeds intended to be so received, contributed or loaned; or

(c)                                  otherwise on an interim basis prior to completion of such offering so long as any Parent shall cause the amount of such expenses to be repaid to the Borrower or the relevant Restricted Subsidiary out of the proceeds of such offering promptly if completed, in each case, to the extent such expenses are not paid by another Subsidiary of such Parent.

“Purchase” is defined in the definition of “Pro Forma EBITDA”.

“Purchase Money Note” means a promissory note of a Receivables Subsidiary evidencing the deferred purchase price of Receivables (and related assets) and/or a line of credit, which may be irrevocable, from the Borrower or any Restricted Subsidiary in connection with a Qualified Receivables Financing with a Receivables Subsidiary, which deferred purchase price or line is repayable from cash available to the Receivables Subsidiary, other than amounts required to be established as reserves pursuant to agreements, amounts paid to investors in respect of interest, principal and other amounts owing to such investors and amounts owing to such investors and amounts paid in connection with the purchase of newly generated Receivables.

“Purchase Money Obligations” means any Indebtedness Incurred to finance or refinance the acquisition, leasing, construction or improvement of property (real or personal) or assets (including Capital Stock), and whether acquired through the direct acquisition of such property or assets or the acquisition of the Capital Stock of any Person owning such property or assets, or otherwise.

“Qualified Receivables Financing” means any Receivables Financing of a Receivables Subsidiary that meets the following conditions:  (1) an Officer or the Board of Directors of the Borrower shall have determined in good faith that such Qualified Receivables Financing (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Borrower and the Receivables Subsidiary, (2) all sales of accounts receivable and related assets to the Receivables Subsidiary are made at fair market value (as determined in good faith by the Borrower), and (3) the financing terms, covenants, termination events and other provisions thereof shall be on market terms (as determined in good faith by the Borrower) and may include Standard Securitization Undertakings.

The grant of a security interest in any accounts receivable of the Borrower or any Restricted Subsidiary (other than a Receivables Subsidiary) to secure Indebtedness under a

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Credit Facility or Indebtedness in respect of the New Senior ~~Notes or New Senior~~ Guaranteed Notes shall not be deemed a Qualified Receivables Financing.

“Ratio Guarantor Indebtedness” means, as of any date of determination, the sum, without duplication, of the aggregate outstanding amount of any ~~Guarantor~~ Pari Passu Indebtedness Incurred by a Guarantor pursuant to Section 4.04(a), Section 4.04(b)(1), Section 4.04(b)(2) (with respect to any Guarantee incurred in respect of ~~Guarantor~~ Pari Passu Indebtedness that would otherwise constitute Ratio Guarantor Indebtedness if Incurred by a Guarantor), Section 4.04(b)(4), Section 4.04(b)(5) and Section 4.04(b)(14).

“Receivable” means a right to receive payment arising from a sale or lease of goods or services by a Person pursuant to an arrangement with another Person pursuant to which such other Person is obligated to pay for goods or services under terms that permit the purchase of such goods and services on credit, as determined on the basis of GAAP, and shall include, in any event, any items of property that would be classified as an “account,” “chattel paper,” “payment intangible” or “instrument” under the Uniform Commercial Code as in effect in the State of New York and any “supporting obligations” as so defined.

“Receivables Assets” means any assets that are or will be the subject of a Qualified Receivables Financing.

“Receivables Fees” means distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees paid to a Person that is not a Restricted Subsidiary in connection with, any Receivables Financing.

“Receivables Financing” means any transaction or series of transactions that may be entered into by the Borrower or any of its Subsidiaries pursuant to which the Borrower or any of its Subsidiaries may sell, convey or otherwise transfer to (a) a Receivables Subsidiary (in the case of a transfer by the Borrower or any of its Subsidiaries), or (b) any other Person (in the case of a transfer by a Receivables Subsidiary), or may grant a security interest in, any accounts receivable (whether now existing or arising in the future) of the Borrower or any of its Subsidiaries, and any assets related thereto, including all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interest are customarily granted in connection with asset securitization transactions involving accounts receivable and any Hedging Obligations entered into by the Borrower or any such Subsidiary in connection with such accounts receivable.

“Receivables Repurchase Obligation” means any obligation of a seller of receivables in a Qualified Receivables Financing to repurchase receivables arising as a result of a breach of a representation, warranty or covenant or otherwise, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, off-set or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller.

“Receivables Subsidiary” means a Wholly Owned Subsidiary of the Borrower (or another Person in which the Borrower or any Subsidiary of the Borrower makes an Investment and to

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which the Borrower or any Subsidiary of the Borrower transfers accounts receivable and related assets) which engages in no activities other than in connection with the financing of accounts receivable of the Borrower and its Subsidiaries, all proceeds thereof and all rights (contractual or other), collateral and other assets relating thereto, and any business or activities incidental or related to such business, and which is designated by the Board of Directors of the Borrower (as provided below) as a Receivables Subsidiary and:

(a)           no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Borrower or any Restricted Subsidiary (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates the Borrower or any Restricted Subsidiary in any way other than pursuant to Standard Securitization Undertakings, or (iii) subjects any property or asset of the Borrower or any Restricted Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings except, in each case, Limited Recourse and sub-clauses (ee) through (hh) of the definition of Permitted Liens;

(b)           with which neither the Borrower nor any other Restricted Subsidiary has any material contract, agreement, arrangement or understanding (except in connection with a Purchase Money Note or a Qualified Receivables Financing) other than on terms which the Borrower reasonably believes to be no less favorable to the Borrower or such Restricted Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Borrower other than fees payable in the ordinary course of business in connection with servicing Receivables; and

(c)           to which neither the Borrower nor any other Restricted Subsidiary has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results (other than those related to or incidental to the relevant Qualified Receivables Financing), except for Limited Recourse.

Any such designation by the Board of Directors of the Borrower shall be evidenced to the Administrative Agent by filing with the Administrative Agent a copy of the resolution of the Board of Directors of the Borrower giving effect to such designation and an Officer’s Certificate certifying that such designation complied with the foregoing conditions.

“Refinance” means refinance, refund, replace, renew, repay, modify, restate, defer, substitute, supplement, reissue, resell, extend or increase (including pursuant to any defeasance or discharge mechanism) and the terms “refinances”, “refinanced” and “refinancing” as used for any purpose in this Agreement shall have a correlative meaning.

“Refinancing Indebtedness” means Indebtedness of the Borrower or any Restricted Subsidiary to refund, refinance, replace, exchange, renew, repay or extend (including pursuant to any defeasance or discharge mechanism) any Indebtedness existing on the ~~Closing~~Issue Date or Incurred in compliance with this Agreement including Indebtedness that refinances Refinancing Indebtedness; provided, however, that:

(a)                                 if the Indebtedness being refinanced constitutes Subordinated Indebtedness, the Refinancing Indebtedness has a final stated maturity at the time such Refinancing

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Indebtedness is Incurred that is the same as or later than the final stated maturity of the Indebtedness being refinanced or, if shorter, the ~~Initial~~2016 Extended Term Loans;

(b)                                 such Refinancing Indebtedness is Incurred in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to or less than the sum of the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) then outstanding of the Indebtedness being refinanced (plus, without duplication, any additional Indebtedness Incurred to pay interest or premiums required by the instruments governing such existing Indebtedness, tender premiums and costs, expenses and fees Incurred in connection therewith);

(c)                                  if the Indebtedness being refinanced is expressly subordinated to the Loans or any Loan Guarantee, such Refinancing Indebtedness is subordinated to the Loans or such Loan Guarantee, as applicable, on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being refinanced; and

(d)                                 if the Borrower or any Guarantor was the obligor on the Indebtedness being refinanced, such Indebtedness is incurred either by the Borrower or by a Guarantor,

provided, however, that Refinancing Indebtedness shall not include (i) Indebtedness of the Borrower that refinances Indebtedness of an Unrestricted Subsidiary or (ii) Indebtedness of the Borrower owing to and held by the Borrower or any Restricted Subsidiary or Indebtedness of a Restricted Subsidiary owing to and held by the Borrower or any other Restricted Subsidiary.

Refinancing Indebtedness in respect of any Credit Facility or any other Indebtedness may be Incurred from time to time after the termination, discharge, or repayment of any such Credit Facility or other Indebtedness.

“Related Taxes” means, without duplication (including, for the avoidance of doubt, without duplication of any amounts paid pursuant to any Tax Sharing Agreement):

(a)                                 any Taxes, including sales, use, transfer, rental, ad valorem, value added, stamp, property, consumption, franchise, license, capital, registration, business, customs, net worth, gross receipts, excise, occupancy, intangibles or similar Taxes (other than (x) Taxes measured by income and (y) withholding taxes), required to be paid (provided such Taxes are in fact paid) by any Parent by virtue of its:

(i)                                     being incorporated or otherwise being established or having Capital Stock outstanding (but not by virtue of owning stock or other equity interests of any corporation or other entity other than, directly or indirectly, the Borrower or any Subsidiary of the Borrower);

(ii)                                  issuing or holding Subordinated Shareholder Funding;

(iii)                               being a holding company parent, directly or indirectly, of the Borrower or any Subsidiary of the Borrower;

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(iv)                              receiving dividends from or other distributions in respect of the Capital Stock of, directly or indirectly, the Borrower or any Subsidiary of the Borrower; or

(v)                                 having made any payment in respect to any of the items for which the Borrower is permitted to make payments to any Parent pursuant to Section 4.05; or

(b)                                 if and for so long as the Borrower is a member of or included in a group filing a consolidated or combined tax return with any Parent or, for so long as the Borrower is an entity disregarded as separate from its Parent for U.S. federal income tax purposes, any Taxes measured by income for which such Parent is liable up to an amount not to exceed with respect to such Taxes the amount of any such Taxes that the Borrower and Subsidiaries of the Borrower would have been required to pay on a separate company basis or on a consolidated basis if the Borrower and the Subsidiaries of the Borrower had paid tax on a consolidated, combined, group, affiliated or unitary basis on behalf of an affiliated group consisting only of the Borrower and the Subsidiaries of the Borrower.

~~“Reorganization Transactions” refers to the reorganizations, restructuring, mergers, transfers, contribution of other similar transactions undertaken on or following the Closing Date to consummate the Transactions.~~

“Restricted Investment” means any Investment other than a Permitted Investment.

“Restricted ~~Investment” means any Investment other than a Permitted Investment~~Subsidiary” means a Subsidiary of the Borrower other than a Unrestricted Subsidiary.

“Sale” is defined in the definition of “Pro Forma EBITDA”.

“S&P” means Standard & Poor’s Financial Services LLC or any of its successors or assigns that is a Nationally Recognized Statistical Rating Organization.

“SEC” means the U.S. Securities and Exchange Commission.

“Secondary Jurisdiction” means a member of the European Union (other than Luxembourg and the Netherlands as of the Issue Date or the date on which any Person becomes the Successor Company pursuant to Section 5.01(a) of Annex I, Switzerland or Canada.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, as amended.

“Securitization Assets” means (a) the account receivable, royalty or other revenue streams and other rights to payment and other assets related thereto subject to a Qualified Receivables Financing and the proceeds thereof and (b) contract rights, lockbox accounts and records with respect to such accounts receivable and any other assets customarily transferred together with accounts receivable in a securitization financing.

“Senior Notes” means, collectively, the 2023 Senior Notes and the 2025 Senior Notes.

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“Senior Notes Indenture” means the indenture governing the Senior Notes in effect on the Issue Date.

“Senior Secured Indebtedness” means, with respect to any Person as of any date of determination, any Specified Indebtedness ~~for borrowed money that is Incurred under Section 4.04(a) or Section(b)(1), (5), (7), (14) or (16) and any Refinancing Indebtedness in respect of the foregoing;~~ provided that such Indebtedness is in each case secured by a Lien on the assets of the Borrower or its Restricted Subsidiaries on a basis pari passu with or senior to the security in favor of the Loans ~~(other than any Liens on Escrowed Proceeds or pursuant to the New Senior Notes Escrow Agreements, the New Senior Guaranteed Notes Escrow Agreement or the Loan Escrow Agreement)~~.

“Significant Subsidiary” means any Restricted Subsidiary that meets any of the following conditions:

(a)                                 the Borrower’s and the Restricted Subsidiaries’ investments in and advances to the Restricted Subsidiary exceed 10% of total assets of the Borrower and the Restricted Subsidiaries on a consolidated basis as of the end of the most recently completed fiscal year;

(b)                                 the Borrower’s and the Restricted Subsidiaries’ proportionate share of the total assets (after intercompany eliminations) of the Restricted Subsidiary exceeds 10% of total assets of the Borrower and the Restricted Subsidiaries on a consolidated basis as of the end of the most recently completed fiscal year; or

(c)                                  if positive, the Borrower’s and the Restricted Subsidiaries’ equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle of the Restricted Subsidiary exceeds 10% of such income of the Borrower and the Restricted Subsidiaries on a consolidated basis for the most recently completed fiscal year.

“Similar Business” means (a) any businesses, services or activities (including marketing) engaged in by the Borrower, ~~the Target~~Cablevision or any of their Subsidiaries on the ~~Closing~~Issue Date, (b) telecommunications, broadcast television, broadband and fixed and mobile telephony businesses, including the distribution, sale and for provision of mobile voice and data, fixed-line voice and internet services, transit voice traffic services and other services and equipment in relation thereto, and producing and selling any print, audio, video or other content and (c) any businesses, services and activities (including marketing) engaged in by the Borrower, ~~the Target~~Cablevision or any of their Subsidiaries that are (i) related, complementary, incidental, ancillary or similar to any of the foregoing or (ii) are reasonable extensions or developments of any thereof.

“Specified Indebtedness” means with respect to any Person as of any date of determination, any Indebtedness for borrowed money that is Incurred under Section 4.04(a), Section 4.04(b)(1), Section 4.04(b)(4)(a), Section 4.04(b)(4)(b), Section 4.04(b)(5), Section 4.04(b)(7), Section 4.04(b)(14) or Section 4.04(b)(16) and any Refinancing Indebtedness in respect of the foregoing.

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“Standard Securitization Undertakings” means representations, warranties, covenants, indemnities and guarantees of performance entered into by the Borrower or any Subsidiary of the Borrower which the Borrower has determined in good faith to be customary in a Receivables Financing, including, without limitation, Limited Recourse and those relating to the servicing of the assets of a Receivables Subsidiary, it being understood that any Receivables Repurchase Obligation shall be deemed to be a Standard Securitization Undertaking.

“Stated Maturity” means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which the payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

“Subordinated Indebtedness” means, in the case of the Borrower, any Indebtedness (whether outstanding on the ~~Closing~~Issue Date or thereafter Incurred) which is expressly subordinated or junior in right of payment to the Loans or pursuant to a written agreement and, in the case of a Guarantor, any Indebtedness (whether outstanding on the ~~Closing~~Issue Date or thereafter Incurred) which is expressly subordinated or junior in right of payment pursuant to a written agreement to the Loan Guarantee of such Guarantor.

“Subordinated Shareholder Funding” means, collectively, any funds provided to the Borrower by any Parent, any Affiliate of any Parent or any Permitted Holder or any Affiliate thereof, in exchange for or pursuant to any security, instrument or agreement other than Capital Stock, in each case issued to and held by any of the foregoing Persons, together with any such security, instrument or agreement and any other security or instrument other than Capital Stock issued in payment of any obligation under any Subordinated Shareholder Funding; provided, however, that such Subordinated Shareholder Funding:

(a)                                 does not mature or require any amortization, redemption or other repayment of principal or any sinking fund payment prior to the first anniversary of the Stated Maturity of the ~~Initial~~2016 Extended Term Loans (other than through conversion or exchange of such funding into Capital Stock (other than Disqualified Stock) of the Borrower or any funding meeting the requirements of this definition) or the making of any such payment prior to the first anniversary of the Stated Maturity of the ~~Initia1~~2016 Extended Term Loans is restricted by the Intercreditor Agreement, an Additional Intercreditor Agreement or another intercreditor agreement;

(b)                                 does not require, prior to the first anniversary of the Stated Maturity of the ~~Initia1~~2016 Extended Term Loans, payment of cash interest, cash withholding amounts or other cash gross-ups, or any similar cash amounts or the making of any such payment prior to the first anniversary of the Stated Maturity of the ~~Initia1~~2016 Extended Term Loans is restricted by the Intercreditor Agreement or an Additional Intercreditor Agreement;

(c)                                  contains no change of control or similar provisions and does not accelerate and has no right to declare a default or event of default or take any enforcement action or otherwise require any cash payment, in each case, prior to the date that is six months following the Stated Maturity of the ~~Initia1~~2016 Extended Term Loans or the payment of any amount

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as a result of any such action or provision or the exercise of any rights or enforcement action, in each case, prior to the date that is six months following the Stated Maturity of the ~~Initial~~2016 Extended Term Loans, is restricted by the Intercreditor Agreement or an Additional Intercreditor Agreement;

(d)                                 does not provide for or require any security interest or encumbrance over any asset of the Borrower or any of the Restricted Subsidiaries; and

(e)                                  pursuant to its terms or to the Intercreditor Agreement, an Additional Intercreditor Agreement or another intercreditor agreement, is fully subordinated and junior in right of payment to the Loans pursuant to subordination, payment blockage and enforcement limitation terms which are customary in all material respects for similar funding.

“Subsidiary” means, with respect to any Person:

(a)                                 any corporation, association, or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50% of the total ordinary voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof; or

(b)                                 any partnership, joint venture, limited liability company or similar entity of which:

(i)                                     more than 50% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership interests or otherwise; and

(ii)                                  such Person or any Subsidiary of such Person is a controlling general partner or otherwise controls such entity.

“Subsidiary Guarantee” means a Loan Guarantee provided by a Subsidiary Guarantor.

“Subsidiary Guarantor” means any Restricted Subsidiary that Guarantees the Loans.

“Tax Sharing Agreement” means any tax sharing or profit and loss pooling or similar agreement with customary or arm’s-length terms entered into with any Parent or Unrestricted Subsidiary, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and of this Agreement.

“Temporary Cash Investments” means any of the following:

(a)                                 any investment in

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(i)                                     direct obligations of, or obligations Guaranteed by, (i) the United States of America, (ii) Canada, (iii) the United Kingdom, (iv) any European Union member state, ~~(iii) the State of Israel~~v) Switzerland, (~~iv~~vi) any country in whose currency funds are being held specifically pending application in the making of an investment or capital expenditure by the Borrower or a Restricted Subsidiary in that country with such funds or (v) any agency or instrumentality of any such country or member state, or

(ii)                                  direct obligations of any country recognized by the United States of America rated at least “A” by S&P or “A-1” by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any Nationally Recognized Statistical Rating Organization);

(b)                                 overnight bank deposits, and investments in time deposit accounts, certificates of deposit, bankers’ acceptances and money market deposits (or, with respect to foreign banks, similar instruments) maturing not more than one year after the date of acquisition thereof issued by:

(i)                                     any institution authorized to operate as a bank in any of the countries or member states referred to in sub-clause (a)(i) above, or

(ii)                                  any bank or trust company organized under the laws of any such country or member state or any political subdivision thereof,

in each case, having capital and surplus aggregating in excess of $250 million (or the foreign currency equivalent thereof) and whose long-term debt is rated at least “A” by S&P or “A-2” by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any Nationally Recognized Statistical Rating Organization) at the time such Investment is made;

(c)                                  repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (a) or (b) above entered into with a Person meeting the qualifications described in clause (b) above;

(d)                                 Investments in commercial paper, maturing not more than 270 days after the date of acquisition, issued by a Person (other than the Borrower or any of its Subsidiaries), with a rating at the time as of which any Investment therein is made of “P-2” (or higher) according to Moody’s or “A-2” (or higher) according to S&P (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any Nationally Recognized Statistical Rating Organization);

(e)                                  Investments in securities maturing not more than one year after the date of acquisition issued or fully Guaranteed by any state, commonwealth or territory of the United States of America, Canada, the United Kingdom, Switzerland, any European Union member state or by any political subdivision or taxing authority of any such state, commonwealth,

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territory, country or member state, and rated at least “BBB —” by S&P or “Baa3” by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any Nationally Recognized Statistical Rating Organization);

(f)                                   bills of exchange issued in the United States of America, Canada, Switzerland, the United Kingdom, or a member state of the European Union eligible for rediscount at the relevant central bank and accepted by a bank (or any dematerialized equivalent);

(g)                                  any money market deposit accounts issued or offered by a commercial bank organized under the laws of a country that is a member of the Organization for Economic Co-operation and Development, in each case, having capital and surplus in excess of $250 million (or the foreign currency equivalent thereof) or whose long term debt is rated at least “A” by S&P or “A-2” by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any Nationally Recognized Statistical Rating Organization) at the time such Investment is made;

(h)                                 investment funds investing 95% of their assets in securities of the type described in clauses (a) through (g) above (which funds may also hold reasonable amounts of cash pending investment and/or distribution); and

(i)                                     investments in money market funds complying with the risk limiting conditions of Rule 2a-7 (or any successor rule) of the SEC under the U.S. Investment Company Act of 1940, as amended.

“Transactions” means the transaction described under “The Transactions” in the New Senior Guaranteed Notes Offering Memorandum, including the issuance of the New Senior Guaranteed Notes (and the application of the proceeds thereof).

“Uniform Commercial Code” means the New York Uniform Commercial Code.

“Unrestricted Subsidiary” means:

(a)           any Subsidiary of the Borrower that at the time of determination is an Unrestricted Subsidiary (as designated by the Board of Directors of the Borrower in the manner provided below);

(b)           any ~~Closing~~Issue Date Unrestricted Subsidiaries (until any such Subsidiary is designated as a Restricted Subsidiary in the manner provided below); and

(c)           any Subsidiary of an Unrestricted Subsidiary.

The Board of Directors of the Borrower may designate any Subsidiary of the Borrower (including any newly acquired or newly formed Subsidiary or a Person becoming a Subsidiary through merger, consolidation or other business combination transaction, or Investment therein) to be an Unrestricted Subsidiary only if:

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(a)           such Subsidiary or any of its Subsidiaries does not own any Capital Stock or Indebtedness of, or own or hold any Lien on any property of, the Borrower or any other Subsidiary of the Borrower which is not a Subsidiary of the Subsidiary to be so designated or otherwise an Unrestricted Subsidiary; and

(b)           such designation and the Investment of the Borrower and the Restricted Subsidiaries in such Subsidiary complies with Section 4.05 hereof.

Any such designation by the Board of Directors of the Borrower shall be evidenced to the Administrative Agent by filing with the Administrative Agent a copy of the resolution of the Board of Directors of the Borrower giving effect to such designation and an Officer’s Certificate certifying that such designation complies with the foregoing conditions.

The Board of Directors of the Borrower may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that immediately after giving effect to such designation (1) no Default or Event of Default would result therefrom and (2) (x) the Borrower could Incur at least $1.00 of additional Indebtedness under Section 4.04(a) or (y) the Consolidated Net Leverage Ratio would be no higher than it was immediately prior to giving effect to such designation, in each case, on a pro forma basis taking into account such designation.  Any such designation by the Board of Directors shall be evidenced to the Administrative Agent by promptly providing the Administrative Agent with a copy of the resolution of the Board of Directors giving effect to such designation or an Officer’s Certificate certifying that such designation complied with the foregoing provisions.

“Voting Stock” of a Person means all classes of Capital Stock of such Person then outstanding and normally entitled to vote in the election of directors.

“Wholly Owned Subsidiary” means (1) in respect of any Person, a Person, all of the Capital Stock of which (other than (a) directors’ qualifying shares or an immaterial amount of shares required to be owned by other Persons pursuant to applicable law, regulation or to ensure limited liability and (b) in the case of a Receivables Subsidiary, shares held by a Person that is not an Affiliate of the Borrower solely for the purpose of permitting such Person (or such Person’s designee) to vote with respect to customary major events with respect to such Receivables Subsidiary, including without limitation the institution of bankruptcy, insolvency or other similar proceedings, any merger or dissolution, and any change in charter documents or other customary events) is owned by that Person directly or (2) indirectly by a Person that satisfies the requirements of clause (1) of this definition.

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